WEISS, PECK & GREER, L.L.C.
                                  MUTUAL FUNDS
                             NO-LOAD OPEN-END FUNDS
                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                 1-800-223-3332

                               WPG CORE BOND FUND

WPG CORE BOND FUND (THE "FUND") IS A DIVERSIFIED FUND IN THE WPG FAMILY OF NO-LOAD MUTUAL FUNDS. THE FUND SEEKS TO PROVIDE HIGH CURRENT INCOME CONSISTENT WITH CAPITAL PRESERVATION, THROUGH INVESTMENT PRIMARILY IN INVESTMENT GRADE BONDS OF ALL TYPES THAT ARE QUOTED OR DENOMINATED IN U.S. DOLLARS.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund. It should be retained for future reference. A Statement of Additional Information ("SAI") about the Fund, dated January 20, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is available, without charge, by writing to the Fund at the address for the Fund shown above. The SAI is incorporated by reference into this Prospectus.


The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund is a no-load mutual fund, which means you pay no sales commission or other transaction charges when you purchase or redeem shares of the Fund.


PROSPECTUS DATED JANUARY 20, 1998

                                TABLE OF CONTENTS

                                                                        PAGE

Expense Information.................................................      3

Financial Highlights................................................      4

Overview............................................................      5

Description of the Fund.............................................      5

How to Purchase Shares..............................................      6

Shareholder Services................................................      7

How the Fund's Net Asset Value is Determined........................     10

How to Redeem Shares................................................     10

Management of the Fund..............................................     11

Dividends, Distributions and Taxes..................................     13

Portfolio Brokerage.................................................     14


Organization and Capitalization.....................................     15

Risk Considerations and Other Investment Practices and
          Policies of the Fund......................................     15


The Fund's Investment Performance...................................     21

                               EXPENSE INFORMATION

     The Table and Examples below are included in this Prospectus to assist your understanding of all the fees and expenses to which an investment in the Fund would be subject. Shown below are all fees and expenses incurred by the Fund during its most recently completed fiscal year as revised to reflect the current expense limitation. Actual fees and expenses for the Fund in the future may be greater or less than those shown below. A more complete description of all fees and expenses for the Fund is included in this Prospectus under "Management of the Fund."

SHAREHOLDER TRANSACTION EXPENSES

      Sales Load Imposed on Purchase                              None
      Sales Load Imposed on Reinvested Dividends                  None
      Deferred Sales Load Imposed on Redemptions                  None
      Redemption Fee(1)                                           None
      Exchange Fee                                                None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
      Management Fees (after fee waiver)                          0.24%(2)
      Rule 12b-1 Fees                                             0.00%(3)
      Other Expenses                                              0.26%
                                                                  -----
      Total Fund Operating Expenses (after fee waiver)            0.50%(2)
                                                                  =====

---------------
(1) There are no charges imposed upon redemption, although the Transfer Agent will charge a fee (currently $9.00) for transfers of redemption proceeds by wire. For further information regarding wire fees, please call toll free 1-800-223-3332.


(2) Weiss, Peck & Greer, L.L.C. ("WPG" or the "Adviser") has voluntarily agreed to limit effective January 1, 1998 the Fund's Total Operating Expenses (excluding litigation, indemnification and extraordinary expenses) to 0.50% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be revised or terminated by WPG at any time although it has no current intention to do so. Absent the expense limitation, Management Fees and Total Fund Operating Expenses for the current fiscal year ending December 31, 1998 are estimated to be 0.60% and 0.86%, respectively. See "Management of the Fund".


(3) Rule 12b-1 fees paid by the Fund represented less than 0.01% of average daily net assets for the fiscal year ended December 31, 1996.

EXAMPLES: An investor in the Fund would pay the following expenses on a hypothetical $1,0001 investment, assuming (1) 5% annual return and (2) redemption at the end of each future time period:

          1 YEAR           3 YEARS           5 YEARS          10 YEARS
          ------           -------           -------          --------

             $5               $16               $28              $63


-----------
       (1) Unless waived by the Fund, the minimum initial investment is $25,000.

        These examples should not be considered a representation of past or future expenses for the Fund. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the examples is not an indication or guarantee of future investment performance. The payment of Rule 12b-1 fees by the Fund may result in a long-term shareholder paying more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS

     The following table represents a condensed financial history for the Fund and uses the Fund's taxable year, December 31. The table expresses the information for the Fund in terms of a single share for the Fund outstanding throughout each period. The condensed financial information for the Fund, which is set forth in the table, has been derived from the financial statements of the Fund, which financial statements have been audited by the Fund's independent auditors, KPMG Peat Marwick LLP, independent certified public accountants, whose unqualified report thereon is incorporated by reference into the SAI. The information in the table for the period ended June 30, 1997 is unaudited. The Fund's Semi-Annual Report includes more information about the Fund's performance and is available free of charge by writing to the Fund at the address shown on the cover of this Prospectus.






                                        $ PER SHARE
                                        -----------

                          Net         Total
                          Realized    Income
       Net        Net     and         From     Dividends    Distri-                                    Net
       Asset      Invest- Unrealized  invest-  From         butions  Tax                               Asset
       Value at   ment    Gains or    ment     Net          From     Return      Total     Contri-     Value at
       Beginning  Income  (Losses) on Opera-   Investment   Capital  of          Distri-   butions to  End of      Total
       of Period  (Loss)  Securities  tions    Income       Gains    Capital     butions   Capital     Period      Return
       ---------  ------  ----------  -----    ------       -----    -------     -------   -------     ------      ------


1997*    9.19      0.26    (0.02)     0.24       (0.26)     0.00       0.00       (0.26)     0.00        9.17       2.60%
1996     9.38      0.64    (0.29)     0.35       (0.54)     0.00       0.00       (0.54)     0.00        9.19       3.85%
1995     8.83      0.60     0.54      1.14       (0.59)     0.00       0.00       (0.59)     0.00        9.38      13.25%
1994    10.37      0.68    (1.56)    (0.88)      (0.64)    (0.02)      0.00       (0.66)     0.00        8.83      (8.70%)
1993    10.38      0.79     0.14      0.93       (0.79)    (0.15)      0.00       (0.94)     0.00       10.37       8.96%
1992    10.54      0.70     0.01      0.71       (0.70)    (0.17)      0.00       (0.87)     0.00       10.38       7.90%
1991    10.22      0.80     0.57      1.37       (0.80)    (0.25)      0.00       (1.05)     0.00       10.54      13.96%
1990    10.18      0.82     0.04      0.86       (0.82)     0.00       0.00       (0.82)     0.00       10.22       8.95%
1989     9.74      0.86     0.44      1.30       (0.86)     0.00       0.00       (0.86)     0.00       10.18      13.94%
1988     9.77      0.78    (0.03)     0.75       (0.78)     0.00       0.00       (0.78)     0.00        9.74       7.90%
1987    10.33      0.72    (0.49)     0.23       (0.72)    (0.07)      0.00       (0.79)     0.00        9.77       2.44%


(a) Annualized
*   For the six month period ended June 30, 1997.



                    Ratios/Supplemental Data
                    ------------------------

         Net
         Assets at   Ratio of     Ratio of                Average
         End of      Expenses     Net Income  Portfolio   Commission
         Period      To Average   To Average  Turnover     Per
        ($000's)     Net Assets   Net Assets   Rate        Share
        --------     ----------   ----------   ----        -----

1997*    118,092     0.86%(a)     5.66%(a)     155.0%       N/A
1996     120,804     0.81%        5.87%        329.9%       N/A
1995     171,578     0.82%        6.52%        375.0%       N/A
1994     216,364     0.80%        7.18%        115.9%       N/A
1993     334,904     0.81%        7.43%         97.5%       N/A
1992     263,407     0.78%        7.36%        137.2%       N/A
1991     193,616     0.81%        7.64%        189.8%       N/A
1990     130,897     0.75%        8.13%        183.6%       N/A
1989     90,778      0.76%        8.64%        158.7%       N/A
1988     79,254      0.82%        7.97%        130.3%       N/A
1987     75,952      0.87%        7.41%        108.2%       N/A


(a) Annualized
*   For the six month period ended June 30, 1997.


                                    OVERVIEW


     Weiss, Peck & Greer, L.L.C. ("WPG" or the "Adviser") serves as investment adviser to the Fund.


     WPG is a privately held limited liability company with over 26 years' experience as an investment adviser to individual and institutional clients. WPG seeks to maintain a balance between being large enough to offer a fully diversified range of investment alternatives and small enough to focus on providing the quality investment advice and services needed to achieve each client's investment objectives. WPG is a member firm of the New York Stock Exchange and, together with its affiliates, has approximately $14 billion under management.


                             DESCRIPTION OF THE FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide high current income, consistent with capital preservation.

INVESTMENT PROGRAM. To seek to achieve its objective, the Fund invests under normal market conditions substantially all, and at least 80%, of its total assets in bonds. Bonds include debt obligations of all types, such as: notes, bills, bonds, commercial paper, mortgage-backed securities, asset-backed securities, convertible securities, and money market instruments. These securities may be issued by the U.S. Government, its agencies or instrumentalities or by corporate issuers. The Fund will only invest in securities that are denominated or quoted in U.S. dollars. The bonds in which the Fund will invest may pay interest on a fixed, variable, floating, deferred, contingent or in-kind basis.


     The Adviser intends to allocate the Fund's investments among corporate securities, U.S. Treasury securities, U.S. Government agency securities, mortgage-backed securities and asset-backed securities in a manner similar to the allocations by its benchmark index, the Lehman Brothers Aggregate Index, among those classes of securities. As of December 31, 1997, the Lehman Brothers Aggregate Index allocations (which change from time to time) were as follows:
43% -- U.S. Treasury securities; 7% -- U.S. Government agency securities; 30% -- mortgage-backed securities; 19% -- corporate securities; and 1% -- asset-backed securities. The Fund is not, however, an "index" fund and the Fund's investments may vary significantly from such allocations when, in the Adviser's opinion, the potential return on a particular class or classes of securities outweighs the potential return on the other classes of securities.


     There are market risks inherent in all investments in securities, and the value of the Fund's investments and, consequently, of an investment in the Fund will fluctuate over time. Generally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and, as interest rates fall, the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal payments with respect to certain mortgage-backed securities in which the Fund may invest (I.E., obligations issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae")). Prepayment of high interest rate mortgage-backed securities during times of declining interest rates will generally tend to lower the return of the Fund, and may even result in losses to the Fund, if some securities were acquired at a premium.

     To seek to enhance current income or reduce market interest rate risks, the Fund may engage in a variety of strategies involving the use of options and futures contracts. For example, the Fund may (i) purchase and sell call and put options on securities and securities indices, (ii) purchase and sell interest rate futures contracts and (iii) purchase and sell call and put options on interest rate futures contracts. In addition, the Fund may lend portfolio securities, enter into repurchase agreements, enter into mortgage dollar roll transactions, purchase securities on a forward commitment or when-issued basis and invest in other investment companies and in illiquid securities. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Fund" below in this Prospectus.

QUALITY OF INVESTMENTS. The securities in which the Fund invests will, at the time of investment, be rated investment grade (I.E., at least Baa by Moody's Investors Service, Inc., BBB by Standard & Poor's Ratings Group or comparable ratings of other nationally recognized statistical rating organizations ("NRSROs")) or, if unrated, determined by the Adviser to be of comparable credit quality. If a security is rated differently by two or more NRSROs, the Adviser uses the highest rating to determine the security's rating category.

Obligations in the lowest investment grade (I.E., Baa or BBB), referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated investment grade securities. If a security is downgraded below investment grade, the Adviser will determine whether to retain that security in the Fund's portfolio.

DURATION. Under normal market conditions, the average dollar-weighted duration of the Fund's portfolio will vary from three to seven years. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios.

                             HOW TO PURCHASE SHARES

INITIAL INVESTMENT MINIMUM: $25,000. The Fund may waive the minimum for initial investment in its discretion.

     OPENING AN ACCOUNT. You may make an initial purchase of shares of the Fund by mail, by wire, or through any authorized securities dealer. Shares of the Fund may be purchased on any day on which the New York Stock Exchange is open for business.

     YOU WILL FIND AN APPLICATION INCLUDED WITH THIS PROSPECTUS. A COMPLETED AND SIGNED APPLICATION IS REQUIRED FOR EACH NEW ACCOUNT YOU OPEN WITH THE FUND REGARDLESS OF HOW YOU CHOOSE TO MAKE YOUR INITIAL PURCHASE.

     BY MAIL. You may purchase shares of the Fund by mailing the completed Application, with your check(s) or money order(s) made payable to the Fund to the Fund's Transfer Agent, First Data Investor Services Group, Inc., Attention:
WPG Mutual Funds, 4400 Computer Drive, Westboro, Massachusetts 01581- 5120.

     BY WIRE. You may also purchase shares of the Fund by wiring funds to the wire bank account for the Fund with the Fund's Custodian. Before wiring funds, please call WPG toll free at 1-800-223-3332 to receive instructions as to how and where to wire your investment. Please remember to return your completed Application to First Data Investor Services Group, Inc., as described in the prior paragraph.


     THROUGH AN AUTHORIZED SECURITIES DEALER. Securities dealers approved by WPG are authorized to sell you shares of the Fund. You also may obtain copies of the Application from any such authorized securities dealer. Shares purchased through such securities dealer may be subject to transaction fees, no part of which will be received by the Fund or WPG.


     SUBSEQUENT INVESTMENTS: MINIMUM $5,000. Subsequent purchases of shares of the Fund may be made by mail, wire, through an authorized securities dealer, or by means of certain services available to shareholders of the Fund, such as the Exchange Privilege and Automatic Investment Plan described below under "Shareholder Services." The minimum subsequent investment in the Fund under the Automatic Investment Plan is $50. The Fund may waive the subsequent investment minimum in its discretion.

     SHARE PRICE. Your shares in the Fund will be priced at the net asset value per share of the Fund next determined after your purchase order has been received in good order by the Fund or its agents.

     If your purchase payment is transmitted by federal funds wire, the purchase order will be considered in good order upon receipt of the wire payment by Boston Safe Deposit and Trust Company, the Fund's Custodian. If your purchase payment as transmitted to the Fund's Transfer Agent is not in federal funds (I.E., monies credited to the Fund's Custodian by a Federal Reserve Bank), your payment must first be converted to federal funds before your purchase order will be considered in "good order." If your purchase payment is by a check drawn on a member bank of the Federal Reserve System, conversion to federal funds usually occurs within one business day after the check is deposited by the Fund's Custodian. Checks drawn on banks which are not members of the Federal Reserve System may take longer to convert into federal funds. During the period prior to receipt of federal funds by the Fund's Custodian, your money will not be invested in the Fund. You will begin to earn dividends on the business day following the date on which your purchase order is converted to federal funds (I.E., the trade date).

     If you purchase shares through an authorized securities dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange and transmit it to the Fund or its agent by 4:00 p.m. Eastern Time to receive that day's net asset value. (The Fund's per share net asset value is computed as described under "How the Fund's Net Asset Value is Determined" in this Prospectus.)


     CONDITIONS OF YOUR PURCHASE. The Fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchase orders are not binding on the Fund nor considered received until such purchase orders are received in good order as described above. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted. As a condition of this offering, if your purchase is cancelled due to nonpayment or because your check does not clear (and, therefore, your account is required to be redeemed), you will be responsible for any loss incurred by the Fund.


     SHARE CERTIFICATES. The Fund will not issue share certificates.

     RETIREMENT PLAN ACCOUNTS. If you are a participant in a corporate or institutional retirement plan account (including any deferred compensation plan), you must contact your Plan Administrator regarding purchase and redemption procedures, including limitations thereon, contained in your retirement plan. Requests for redemptions from retirement plan accounts must be in writing.

     IN-KIND PURCHASES. Shares of the Fund may be purchased in whole or in part by delivering to the Fund's Custodian securities determined by WPG to be suitable for the Fund's portfolio. Investors interested in making "in-kind" purchases should refer to the SAI for the terms, conditions and tax consequences of these transactions.


                              SHAREHOLDER SERVICES

     SHAREHOLDER INQUIRIES AND SERVICES OFFERED. If you have any questions about the Fund or the shareholder services described below, please call the Fund at 1-800-223-3332. Written inquiries should be sent to First Data Investor Services Group, Inc., Attention: WPG Mutual Funds, 4400 Computer Drive, Westboro, Massachusetts 01581-5120. The Fund reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may discontinue any service you select, provided that with respect to the Automatic Investment and Systematic Withdrawal Plans described below, the Fund's Transfer Agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

     CONFIRMATIONS, SHAREHOLDER STATEMENTS, AND REPORTS. Each time you buy or sell shares you will receive a confirmation statement with respect to such transaction. In addition, you will receive a shareholder statement following each month in which your account has reinvested a dividend or capital gain distribution, which statement includes your current share balance with the Fund. The Fund also will send you shareholder reports no less frequently than semi-annually. You also will receive year-end tax information about your account(s).

     TELEPHONE EXCHANGE PRIVILEGE. For your convenience, the WPG Mutual Funds provide a Telephone Exchange Privilege that enables you by telephone to authorize the exchange of shares from your account in the Fund for shares in any other WPG Mutual Fund provided all accounts are iden-tically registered. In addition to the Fund, the WPG Mutual Funds include: WPG Government Money Market Fund, WPG Tax Free Money Market Fund, WPG Intermediate Municipal Bond Fund, WPG Growth and Income Fund, WPG Tudor Fund, Weiss, Peck & Greer International Fund, WPG Growth Fund and WPG Quantitative Equity Fund. The telephone exchange privilege is not available to shareholders automatically; to authorize this Telephone Exchange Privilege, please mark the appropriate boxes on the Application and supply us with the information required. To exchange shares by telephone, simply call 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. Eastern Time on any day that the WPG Mutual Funds are open. Shares exchanged will be valued at their respective net asset values next determined after the telephone exchange request is received. Telephone exchange requests made after 4:00 p.m. Eastern Time will not be accepted. To obtain a prospectus of any WPG Mutual Fund, call the number or write to the address listed on the front cover of this Prospectus. Please read it carefully before requesting an exchange transaction.

     At the time of any telephone exchange request, please notify the Fund of all current shareholder service privileges you wish to continue to utilize in any new account opened. To confirm that telephone exchange requests are genuine, the Fund will employ reasonable procedures such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If the Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone exchange request. Otherwise, neither the Fund nor its agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. The Fund reserves the right to refuse any request made by telephone and may limit the amount involved or the numbers of telephone requests made by any shareholder. (Such exchange requests may, however, be made in writing in accordance with procedures described in this Prospectus.) During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, please consider placing your order by mail.

     The telephone exchange privilege is not available with respect to (i) shares for which certificates have been issued or (ii) redemptions for accounts requiring supporting legal documents. See "Written Exchange Privilege" below for further information concerning exchanges and "Excessive Trading" below for information concerning the Fund's policy limiting excessive exchanges and purchase/redemption transactions.

     WRITTEN EXCHANGE PRIVILEGE. The Written Exchange Privilege is a convenient way to change your investment mix in the WPG Mutual Funds in order to respond to changes in your investment goals or market conditions. In addition to using the Telephone Exchange Privilege described above, shareholders in the Fund may exchange their shares for shares in any other WPG Mutual Fund by submitting a written request, in proper form, to the Transfer Agent. Such shares exchanged will be valued at their respective net asset values next determined after the receipt of the written exchange request. When making a written exchange request, please provide your current Fund's name, your account name(s) and number(s), and the dollar or share amount you wish to exchange, and specify all current plans or shareholder service privileges you wish to continue to utilize in your new account (e.g., Automatic Investment Plans). For written exchange requests, the signatures of all registered owners (or executed powers of attorney) are required. Signature guarantees are also required if the account in the WPG Mutual Fund whose shares are being purchased will not be identically registered. See "How to Redeem Shares" below for a discussion of acceptable signature guarantors. If share certificates were issued for the shares being exchanged, such certificates, properly endorsed, must accompany the written exchange request. No sales charge is imposed on exchanges. Please note that an exchange involves a redemption of the shares exchanged and may therefore result in a tax liability for you. Unless waived by the Funds, the minimum initial investment in each WPG Mutual Fund, whether by exchange or purchase, is $2,500 ($250,000 for the Growth Fund, $25,000 for the Fund and $5,000 for the Quantitative Equity
Fund).

Unless waived by the Funds, all subsequent amounts exchanged must be a minimum of $100 for each WPG Mutual Fund ($25,000 for the Growth Fund, $5,000 for the Fund and $500 for the Quantitative Equity Fund). Exchange requests will not be accepted for shares purchased by check within 15 days of the request. The exchange privilege is available to shareholders in all states where it is legally permitted. Currently all states permit such exchanges. See "Excessive Trading" below for information concerning the Fund's policy limiting excessive exchanges and purchase/redemption transactions. To obtain a prospectus of any WPG Mutual Fund, call the number or write to the address listed on the front cover of this Prospectus. Please read it carefully before requesting an exchange transaction.

     AUTOMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS. For your convenience, the Fund provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. The Application for these plans is included with this Prospectus.

(1) AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan is a convenient way for you to purchase shares of the Fund at regular monthly or quarterly intervals selected by you. The Automatic Investment Plan enables you to achieve dollar-cost averaging through regular purchases of a fixed dollar amount of shares in the Fund. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when the Fund's net asset value is relatively low and fewer shares being pur-chased when the Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Through the Automatic Investment Plan, Fund shares are purchased by transferring funds (minimum of $50 per transaction) from your designated checking, NOW, or bank account. Your automatic investment in the Fund will be processed on a regular basis beginning on or about the first business day of the month or quarter you select.


(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive regular cash payments while maintaining an investment in the Fund. The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund to you or your designated bank account on a monthly or quarterly basis. In order to start this Plan, you must have a minimum balance of $15,000 in the Fund account utilizing this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about the first business day of the month or quarter you select.


     TAX-SHELTERED RETIREMENT PLANS. Investors in the Fund may make use of a variety of retirement plans, including Individual Retirement Accounts, simplified employee pension plans, money purchase pension and profit sharing plans, and 401(k) Plans.

(1) INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") AND SIMPLIFIED EMPLOYEE PENSION PLANS ("SEP-IRAS"). You may also save for your retirement and shelter your investment income from current taxes by either:
     (i) establishing a new IRA; or (ii) "rolling-over" or transferring to an IRA invested in the Fund monies from other IRA accounts or qualified distributions from a plan. An IRA is an attractive retirement-savings vehicle for qualified individuals. Using your IRA, you can invest, on a tax-favored basis, up to $2,000 per year in the Fund. Up to $2,000 per year may also be invested for your spouse, subject to certain limits and conditions. In addition, your employer may (i) establish new SEP-IRAs for its employees that can be used to invest on a tax-favored basis in the Fund or (ii) use the Fund as an additional funding vehicle for existing SEP-IRAs.

(2) PROTOTYPE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available to sole proprietors, partnerships and corporations to provide retirement benefits for individuals and employees.

(3) 401(K) PLANS. Through the establishment of a 401(k) Plan by your company, your employees can invest a portion of their wages in the Fund on a tax-deferred basis for their retirement needs.

OTHER ACCOUNTS. The Fund also offers special services to meet the needs of investors.

(1) UNIFORM GIFT TO MINORS. By establishing a Uniform Gift to Minors Account with the Fund, you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(2) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Fund provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

     For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-223-3332. Retirement investors should consult with their own tax counsel or adviser.


                       HOW THE FUND'S NET ASSET
                          VALUE IS DETERMINED

     The Fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, every day the Exchange is open for regular trading. The per share net asset value, calculated as described below, is effective for all orders received in good order (as previously described) by the Fund or its agents prior to the close of regular trading on the Exchange for that day. Orders received by the Fund or its agents after the close of regular trading on the Exchange or on a day when the Exchange is not open for business will be priced at the net asset value per share next computed.

     The net asset value of the Fund's shares is determined by adding the value of all securities, cash, and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares in the Fund.

     For purposes of calculating the Fund's net asset value per share, portfolio securities (other than certain money market instruments) are valued primarily based on market quotations, or, if market quotations are not available, by a valuation committee as appointed by the Board of Trustees. In accordance with procedures approved by the Board of Trustees, the Fund may use pricing services to value bonds and other fixed income investments. Money market instruments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost.


                         HOW TO REDEEM SHARES

     Subject to the restrictions outlined below, shareholders have the right to redeem all or any part of their shares in the Fund at a price equal to the net asset value of such shares next computed following receipt and acceptance of the redemption request by the Fund or its agents, I.E., the Transfer Agent. A redemption is a taxable transaction that may result in a tax liability for you. In order to redeem shares of the Fund, a written request in "proper form" (as explained below) must be sent directly to First Data Investor Services Group, Inc., Attention: WPG Mutual Funds, 4400 Computer Drive, Westboro, MA 01581-5120. No charge is imposed on any redemption request processed by the Fund's Transfer Agent or WPG. You may also, of course, transmit your redemption request to the Fund through your broker-dealer, who may charge you a transaction fee for such services. Please note that you cannot redeem shares by telephone or telegram. In addition, the Fund cannot accept requests which specify a particular date or price for redemption or which specify any other special conditions.

PROPER FORM FOR ALL REDEMPTION REQUESTS. Your redemption request must be in proper form. To be in proper form, your request must include: (1) your share certificates, if any, endorsed by all shareholders for the account exactly as the shares are registered or accompanied by executed power(s) of attorney and the signature(s) must be guaranteed, as described below; (2) for written redemption requests, a "letter of instruction," which is a letter specifying the Fund's name, the number of shares to be sold, the name(s) in which the account is registered, and your account number. The letter of instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney; (3) any signature guarantees that are required as described above in (1), or required by the Fund if the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) other supporting legal documents, as may be necessary, for redemption requests by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans. Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Fund's Transfer
Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

     YOUR REQUEST FOR REDEMPTION WILL NOT BE PROCESSED UNLESS IT IS IN PROPER FORM, AS DESCRIBED ABOVE.

     RECEIVING YOUR REDEMPTION PAYMENT. Except under certain emergency conditions, your redemption payment will be sent to you (net of any required withholding taxes) within three business days after receipt of your written redemption request in proper form by the Fund or its agents, I.E., Transfer Agent. If you wish to have your redemption proceeds wired to your checking or bank account, you may so elect. Currently, the Transfer Agent for the Fund charges a fee for wire transfers. If you make a redemption request within 15 days of the date you purchased shares by means of a personal, corporate or government check, the redemption payment will be held until the purchase check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption at the price next determined after receipt of your redemption request. You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with federal funds or a bank wire.

     MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $15,000. You will be allowed at least 60 days, after written notice by the Fund, to make an additional investment to bring your account value up to at least $15,000 before the redemption is processed.


     EXCESSIVE TRADING. To prevent excessive transaction activity and to protect shareholders, the Fund has adopted a policy ("Trading Policy") to limit the number of exchanges and purchase/redemption transactions (as described below) by any one shareholder account (or group of accounts under common management) to a total of six such transactions per year. This Trading Policy applies to: (i) exchanges into or out of any WPG Mutual Fund (other than between the Fund, the Government Money Market Fund, the Tax Free Money Market Fund and the Municipal Bond Fund (the "WPG Income Funds"), and (ii) any pair of transactions involving a purchase of shares of any one WPG Mutual Fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same Fund. THIS TRADING POLICY DOES NOT APPLY TO TRANSACTIONS SOLELY AMONG OR SOLELY INVOLVING THE WPG INCOME FUNDS. If you violate this Trading Policy, your future purchases of, or exchanges into, the WPG Mutual Funds may be permanently refused. This Trading Policy does not prohibit you from redeeming shares of the Fund. WPG reserves the right to waive the Trading Policy in its discretion.



                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER AND ADMINISTRATOR. As noted above, WPG, One New York Plaza, New York, New York 10004, serves as the investment adviser to the Fund.

     Under the investment advisory agreement with the Fund, WPG manages the Fund's portfolio. Subject to the general supervision of the Board of Trustees, WPG is responsible for the selection and management of all portfolio investments of the Fund in accordance with the Fund's investment objective, investment program, policies and restrictions. The Fund pays WPG a fee equal on an annual basis to 0.60% of the Fund's average daily net assets up to $300 million, 0.55% of average daily net assets $300 million to $500 million and 0.50% of such assets in excess of $500 million.

     Pursuant to a separate administration agreement, WPG also acts as the administrator of the Fund. As administrator, WPG provides personnel for supervisory, administrative, accounting, shareholder services and clerical functions; oversees the performance of administrative and professional services to the Fund by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. For all administrative services and facilities provided by WPG under the administration agreement, WPG currently is entitled to receive a fee, computed daily and payable monthly, equal on an annual basis to 0.05% of the Fund's average daily net assets. See the SAI for the rates and amounts at which administration fees were paid for the fiscal year ended December 31, 1996. The administrative fee of the Fund is reviewed and approved annually by the Board of Trustees.


PORTFOLIO MANAGERS. Daniel S. Vandivort and Sid Bakst serve as the Fund's co-portfolio managers. While being responsible for the day-to-day management of the Fund's portfolio investments, Messrs. Vandivort and Bakst supervise a team of portfolio managers and analysts at WPG that specialize in different segments of the fixed income marketplace. Based upon recommendations made by members of this team, the co-portfolio managers select securities for inclusion in the Fund's portfolio. Mr. Vandivort has been a portfolio manager to the Fund since February, 1995. Mr. Vandivort has been a Managing Director of WPG since November, 1994. From 1989 to 1994, Mr. Vandivort served in various capacities with CS First Boston Investment Management, including Managing Director and Head of U.S. Fixed Income and Senior Portfolio Manager and Director, Global Product Development and Marketing. Mr. Bakst has been a portfolio manager to the Fund since January 1998 and has been a Managing Director of WPG since 1995. Prior thereto, Mr. Bakst served as vice president and portfolio manager for New York Life Asset Management with respect to corporate bonds for annuity and insurance products.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5120 serves as Transfer Agent and Dividend Disbursing Agent for the Fund. The Fund may also enter into agreements with and compensate other transfer agents and financial institutions who process shareholder transactions and maintain shareholder accounts.

PRINCIPAL UNDERWRITER. Shares of the Fund are offered directly to the public by the Fund itself. The Fund employs no principal underwriter or distributor.

EXPENSES. The Fund bears all expenses of its operation. In particular, the Fund pays: investment advisory fees; administration fees; custodian and transfer agent expenses; legal and accounting fees and expenses; expenses of preparing, printing, and distributing Prospectuses and SAIs to existing shareholders, and shareholder communications and reports, except as used to market its shares; expenses of computing its net asset value per share; federal and state registration fees and expenses with respect to its shares; proxy and shareholder meeting expenses; expenses of issuing and redeeming its shares; independent trustee fees and expenses; expenses of bond, liability, and other insurance coverage; brokerage commissions; taxes; trade association fees; and certain non-recurring and extraordinary expenses. Effective January 1, 1998, WPG has voluntarily and temporarily agreed to limit the Fund's total operating expenses to 0.50% of the Fund's average daily net assets. The agreement is voluntary and temporary and WPG may revise or discontinue this agreement at any time although it has no current intention to do so.

ADMINISTRATION AND SERVICE PLAN. Pursuant to the

Administration and Service Plan (the "Plan"), the Fund may enter into contracts ("Servicing Agreements") with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative and shareholder services for the Fund. As of the date of this Prospectus, a Servicing Agreement is in effect with respect to the Fund.

     Administrative and shareholder servicing functions to be provided by the Service Organizations may include, among other things: processing purchase and redemption transactions; answering client inquiries regarding the Fund, assisting clients in changing dividend and distribution options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; investing client cash account balances automatically in shares in accordance with arrangements made by the client; providing periodic statements of a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Organization; arranging for bank wires; and such other services as the Fund may request, to the extent permitted by applicable statute, rule or regulation.

     Each Service Organization may receive a fee payable by the Fund, in respect of shares held by or through such Service Organization for its customers, for services performed pursuant to the Plan and the applicable Servicing Agreements. The schedule of fees and the basis upon which such fees may be paid will be determined by the Trustees, and may be based on a flat fee, a percentage of the average daily net assets attributable to the shares held by the customers of the Service Organizations or other reasonable basis. The Fund may pay an aggregate amount of up to .05% per year of its average daily net assets in order to pay the Service Organizations the appropriate fee and to pay its expenses under the Plan. For the fiscal year ended December 31, 1996, the Fund paid Service Organizations fees of less than 0.01% of the Fund's average daily net assets. For additional information on the Plans, see the Fund's SAI, "Investment Adviser-Administration and Service Plans."

     Service Organizations may impose certain additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial investment, and may charge their clients a direct fee for services provided to their customers. These fees would be in addition to any amounts which might be received from the Fund under the Plan. Shareholders are urged to consult their Service Organizations to obtain a schedule of any such fees.

     The annualized ratio of operating expenses to average net assets for the Fund for the year ended December 31, 1996 are set forth under the "Financial Highlights" section.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify as such for each taxable year. If the Fund qualifies as a RIC, it will not be subject to federal income or excise tax on its income and gains distributed to its shareholders in accordance with the Code's timing and other requirements. The Fund intends to distribute all of its net investment income and net capital gains each year.

     The Fund will declare daily and distribute monthly income dividends, if any. The Fund's net capital gains, if any, realized during the taxable year will be distributed no less frequently than annually. Income dividends are derived from the Fund's net investment income (including dividends, interest and recognized market discount income) and net short-term capital gain in excess of net long-term capital loss and are taxable to you as ordinary income for federal income tax purposes. Distributions designated by the Fund as from its net long-term capital gain in excess of net short-term capital loss are taxable to you as capital gain, regardless of how long you have held your shares. These capital gain distributions may be taxable at different maximum rates for noncorporate shareholders, depending usually upon the Fund's holding periods for the assets that produce the gains. Income dividends and distributions of capital gains declared in October, November or December as of a record date in such a month and paid in the following January are treated under the Code as if they were received on December 31 of the year declared.

The Fund will mail to you tax information by the end of January indicating the federal tax status of your income dividends and capital gains distributions for the Fund. Such tax status is not affected by your choice to receive such distributions in additional shares or in cash.

TAX WITHHOLDING AND CERTIFICATION INSTRUCTIONS

     The Fund is required by federal law to withhold as "backup withholding" 31% of reportable payments (which may include income dividends, capital gains distributions and share redemption proceeds) paid to individuals and other non-exempt shareholders who have not provided the Fund with their correct social security number or other taxpayer identification number (TIN) and certain certifications required by the IRS. In order to avoid such withholding and possible penalties, you must certify under penalties of perjury on your Application, or on a separate W-9 Form supplied by the Transfer Agent, that the TIN you provide is your correct TIN (or that you have applied for such a number and are waiting for it to be issued, in which case backup withholding may apply until you provide your number and required certifications to the Fund) and that you are not currently subject to backup withholding, or you are exempt from backup withholding.

     An individual's TIN is generally his social security number. Special rules apply in determining the TIN an entity, including an exempt recipient, must provide. Exempt recipients include corporations, tax exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others. If you are unsure of the correct TIN to provide or whether you are an exempt recipient, consult your tax adviser. The Fund may nevertheless be required to impose backup withholding if it is notified by the IRS or a broker that the TIN you have provided is incorrect or that you are otherwise subject to such withholding. Any tax withheld may be credited against taxes owed on your federal income tax return. For further information, see
Section 3406 of the Code and consult your tax adviser.

     If you are not a U.S. person under the Code, you should provide the Fund with an IRS Form W-8 to avoid backup withholding on capital gain distributions and redemption proceeds. You should consider the U.S. and foreign tax consequences of your investment in the Fund, including the possible applicability of a U.S. withholding tax at rates up to 30% on income dividends paid to non-U.S. persons.

REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
     Unless you elect otherwise, as permitted in the Account Application, income dividends and capital gains distributions with respect to the Fund will be reinvested in additional shares of the Fund and will be credited to your account with the Fund at the net asset value per share next determined as of the ex-dividend date. Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of such payment, the net asset value per share of the Fund will be reduced by the amount of such payment. Income dividends and capital gains distributions are taxable to shareholders of the Fund that are subject to federal income tax as described above, regardless of whether they are taken in cash or reinvested in shares of the Fund, unless the accounts of such shareholders are maintained as qualified retirement plans, IRAs, SEP-IRAs and other tax-deferred plans or accounts or such shareholders are otherwise exempt from federal income tax. Participants in such retirement plans or accounts may be subject to tax on all or a portion of their distributions from such plans or accounts under complex Code provisions concerning which a tax adviser should be consulted. If you wish to change the manner in which you receive income dividends and capital gains distributions, your written notification of such change must be received by the Fund's Transfer Agent at least ten days before the next scheduled distribution.


                               PORTFOLIO BROKERAGE

     In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders under the circumstances. Commission rates are a component of price and are considered along with other factors, including the ability of the broker-dealer to effect the transaction, and the broker-dealer's facilities, reliability and financial responsibility. In selecting such broker-dealers, WPG will also consider the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers.

     Accordingly, the commissions paid to any such broker-dealer may be greater than the amount another firm might charge, provided WPG determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage services and research information provided by such broker-dealer. Such information may be used by WPG (and its affiliates) in managing all of its accounts and not all of such information may be used by WPG in managing the Fund. In selecting broker-dealers for the Fund, WPG may also consider the sale of shares of the Fund effected through such broker-dealers as a factor in the selection, provided the Fund obtains the best price and execution of orders under the circumstances.

     Money market securities and other fixed income securities in which the Fund may invest are traded primarily in the over-the-counter ("OTC") market. Fixed income securities generally trade on a net basis without the payment of brokerage commissions but include a mark-up or "spread" by the securities broker-dealer. For transactions effected in the OTC market, the Fund intends to deal with the primary market-makers in the securities involved, unless a more favorable result is obtainable elsewhere.

                         ORGANIZATION AND CAPITALIZATION

     The Fund is a series portfolio of the Weiss, Peck & Greer Funds Trust ("WPG Funds Trust"). Each series, including the Fund, in WPG Funds Trust represents a separate series of shares in the Trust having different objectives, programs, policies, and restrictions. WPG Funds Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts ("Massachusetts business trust") on September 11, 1985. Each share of beneficial interest of each series represents an equal proportionate interest in that series with each other share in that series. Each share of each of these series is entitled to one vote on all Trust-wide matters submitted to a vote of all shareholders of WPG Funds Trust, such as the election of Trustees and ratification of the selection of auditors. Shares of a particular series vote separately on matters affecting only that series, including approval of an investment advisory agreement for a particular series and changes in fundamental policies or restrictions of a particular series. WPG Funds Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, having a par value of $.001 per share, in one or more portfolios.

     The Fund currently issues one class of shares all of which have equal rights with regard to voting, redemptions, dividends and distributions. The Fund, subject to the authorization by the Trust's Board of Trustees, is authorized to issue multiple classes of shares which may in the future be marketed to different types of investors. The Board currently does not intend to authorize the issuance of multiple classes of shares. In addition, subject to approval by the Board of Trustees, the Fund may pursue its investment objective by investing all of its investable assets in a pooled fund. See "Risk Considerations and Other Investment Practices and Policies of the Fund" below.

     Shares in the Fund, when issued, will be fully paid and nonassessable. The shares in the Fund have no preemptive or conversion rights. In the event of liquidation of the Fund, shareholders in the Fund are entitled to share pro rata in the Fund's net assets available for distribution to shareholders.

     The Fund's activities are supervised by the Trust's Board of Trustees. The Board of Trustees has overall responsibility for the management of the business of the Fund. The Fund is not required to hold and has no current intention of holding annual shareholder meetings. Nevertheless, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.


                             RISK CONSIDERATIONS AND
                         OTHER INVESTMENT PRACTICES AND
                              POLICIES OF THE FUND

WRITING AND PURCHASING PUT AND CALL OPTIONS ON SECURITIES AND SECURITIES INDICES. To seek additional income or to seek to minimize anticipated declines in the value of its securities, the Fund may write (I.E., sell) call options on securities and securities indices. The Fund may also write put options on securities and securities indices. The Fund may purchase call and put options on securities and securities indices. These options may be traded on exchanges or in the OTC markets.

     In general, a call option on a security gives the holder (purchaser) the right, in return for a premium paid, to buy and obligates the writer (seller) to sell (if the option is exercised), the underlying security at the exercise price during the option period. Conversely, a put option on a security gives the holder the right, in return for a premium paid, to sell and obligates the writer to purchase (if the option is exercised), the underlying security at the exercise price during the option period. A securities index call or put option is, in economic effect, similar to a call or put option on a security, except that the value of the option depends on the weighted value of the group of securities comprising the securities index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

     Although these investment practices will be used to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities subject to the option, they involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options-possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by the Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of WPG regarding movements in securities prices or interest rates are incorrect, the Fund's investment results may have been better without the hedge transactions. The ability of the Fund to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. A more extensive description of these investment practices and their associated risks is contained in the Fund's SAI.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to hedge against changes in interest rates or securities prices or for non-hedging purposes, the Fund, subject to its investment objectives and policies, may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. The Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

     The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of WPG regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. A further discussion of futures contracts and their associated risks is contained in the Fund's SAI.

ZERO COUPON AND CAPITAL APPRECIATION BONDS. The Fund may invest in zero coupon and capital appreciation bonds. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are either (i) backed by the full faith and credit of the U.S. Government (E.G., U.S. Treasury bills),
(ii) guaranteed by the U.S. Treasury (E.G., Ginnie Mae mortgage-backed securities), (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (E.G., Federal National Mortgage ("Fannie Mae") discount notes) or (iv) supported only by the issuing agency's or instrumentality's own credit (E.G., securities of each of the Federal Home Loan Banks). Such guarantees of U.S. Government securities held by the Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

     Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

     A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

     Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.


     Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of Mortgage-Backed Securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires to do so.


RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

     Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks similar to those associated with Mortgage-Backed Securities, asset-backed securities present further risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When the Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment. The Fund may close-out a position in securities purchased on a when-issued, delayed delivery or forward commitment basis prior to the settlement date.

LENDING OF PORTFOLIO SECURITIES. The Fund may also seek to increase its income by lending portfolio securities. Such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If WPG determines to make securities loans, the value of the securities loaned would not exceed 33 1/3% of the value of the total assets of the Fund. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid investments including "restricted securities" (I.E., securities that would be required to be registered under the Securities Act of 1933, as amended ("1933 Act"), prior to distribution to the general public), including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A under the 1933 Act. Other types of illiquid investments include repurchase agreements maturing in more than seven days, securities that are not readily marketable and certain over-the-counter options. The Adviser may determine in accordance with procedures approved by the Board of Trustees that restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to WPG the daily function of determining and monitoring liquidity of restricted securities. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Trustees monitors the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MORTGAGE DOLLAR ROLL TRANSACTIONS. The Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Fund will not receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

REPURCHASE AGREEMENTS. The Fund may utilize repurchase agreements through which the Fund may purchase a security (the "underlying security") from a domestic securities dealer or bank that is a member of the Federal Reserve System. Under the agreement, the seller of the repurchase agreement (I.E., the securities dealer or bank) agrees to repurchase the underlying security at a mutually agreed upon time and price. In repurchase transactions, the underlying security, which must be a high-quality debt security, is held by the Fund's custodian through the federal book-entry system as collateral and marked-to-market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of bankruptcy or default of certain sellers of repurchase agreements, the Fund could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period.

MARKET CHANGES. The market value of the Fund's investments, and thus the Fund's net asset values, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

DIVERSIFICATION. The Fund is diversified, as defined in the 1940 Act. As such, the Fund has a fundamental policy that limits its investments so that (i) no more than 5% of the Fund's total assets will be invested in the securities of a single issuer and (ii) the Fund will purchase no more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by U.S.
Government securities.

PORTFOLIO TURNOVER. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by the Fund and the Fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders. The actual portfolio turnover rates for the Fund for the year ended December 31, 1996 are noted in the "Financial Highlights" section of this Prospectus.

CERTAIN OTHER POLICIES TO REDUCE RISK. The Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to reduce risk. The Fund will not (i) invest more than 25% of its total assets in securities of companies in the same industry, (ii) issue senior securities except as permitted by the 1940 Act or borrow money except for certain temporary or emergency purposes and then not in excess of 33% of its assets; (iii) engage in underwriting securities of others except to the extent the Fund may be deemed to be an underwriter in purchasing and selling portfolio securities; (iv) purchase real estate except that the Fund may acquire office space for its principal office and may invest in securities representing interests in real estate or companies engaged in the real estate business; (v) make loans except that the Fund may lend its portfolio securities and enter into repurchase agreements; or
(vi) invest in commodities or commodities contracts other than financial futures contracts, options on futures and forward commitment and when-issued securities. See the Fund's SAI for further information concerning its investment policies and restrictions.

OTHER INVESTMENT COMPANIES. The shareholders of the Fund have approved a fundamental policy authorizing the Fund, subject to authorization by its Board of Trustees, and notwithstanding any other investment restriction, to invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by its Board, the Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board currently does not intend to authorize investing in pooled funds.

     The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

FURTHER INFORMATION. The Fund's investment program is subject to further restrictions as described in the SAI. The Fund's investment objectives and investment program, unless otherwise specified, are not fundamental and may be changed without shareholder approval by the Trust's Board of Trustees. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.


                        THE FUND'S INVESTMENT PERFORMANCE

     The Fund may illustrate in advertisements and sales literature its average annual total return, which is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; and (2) all recurring fees are included for applicable periods.

     The Fund may also illustrate in advertisements its cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $25,000. Any such cumulative total return for the Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

     The Fund may illustrate in advertisements and sales literature its yield and effective yield. Yield for the Fund is based on income generated by an investment in the Fund during a 30-day (or one-month) period. To calculate yield, this income is annualized, that is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each 30-day (or one-month) period over a one-year period, and expressed as an annual percentage rate. Effective yield for the Fund is calculated in a similar manner but, when annualized, the income earned from an investment is assumed to be reinvested. Effective yield for the Fund will be slightly higher than its current yield because of the compounding effect of this assumed reinvestment. For additional information on the Fund or for daily Fund prices, please call 1-800-223-3332.

     The following table sets forth the historical total return performance of all fee paying, domestic core bond portfolios under discretionary management by the Adviser that have substantially similar investment objectives, policies and strategies as the Fund (the "Core Bond Portfolios") as measured by the WPG Domestic Core Bond Composite (the "Composite"). As of September 30, 1997, the Composite consisted of 3 portfolios representing approximately $600 million in assets. The performance data of the Core Bond Portfolios, as represented by the Composite, has been computed in accordance with the SEC's standardized formula. Because the gross performance data does not reflect the deduction of investment advisory fees attributable to the Core Bond Portfolios, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of the Adviser in managing domestic core bond portfolios with investment objectives, policies and strategies substantially similar to those of the Fund. The net performance data assumes that the Core Bond Portfolios incurred fees and expenses of 0.50% per year, which exceeds the actual amounts incurred by such Portfolios and is equal to the expense limitation voluntarily agreed to by the Adviser with respect to the Fund. The fees and expenses paid by the Core Bond Portfolios generally differ in type and amount to varying extents from the fees and expenses paid by the Fund, which will affect the relevance of the performance presented in the Composite to investors in the Fund.

                             WPG DOMESTIC CORE BOND
                              COMPOSITE PERFORMANCE

                           Average Annual Total Return
                     For The Periods Ended December 31, 1997


                    THE COMPOSITE       1 YEAR   2.5 YEARS
                    -------------       ------   ---------

                    Equal Weighted
                    (Gross)             10.29%     8.16%

                    Equal Weighted       9.79%     7.66%
                    (Net)

     The performance of the Core Bond Portfolios is not that of the Fund, and is not necessarily indicative of the Fund's future results. (The Fund's performance is set forth below.) The Fund's actual total return may vary significantly from the past and future performance of these Core Bond Portfolios. Although the Adviser has managed Core Bond Portfolios for periods prior to June 30, 1995, the Adviser considers its performance record for Core Bond Portfolios achieved prior to such date to be of less relevance to potential investors in the Fund because of differences in personnel on the Adviser's domestic core bond portfolio team. While the Core Bond Portfolios incur inflows and outflows of cash from clients, they do so less frequently than mutual funds, such as the Fund. Accordingly, there can be no assurance that the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will not impact the Fund's performance relative to the Composite's performance. In the opinion of the Adviser, so long as the Fund has at least $25 million in net assets, the relative difference in the size between the Fund and the Core Bond Portfolios should not affect the relevance of the performance of the Core Bond Portfolios to a potential investor in the Fund. Investment returns and the net asset value of shares of the Fund will fluctuate in response to market and economic conditions as well as other factors and an investment in the Fund involves the risk of loss.


                       WPG CORE BOND FUND PERFORMANCE (1)

                           Average Annual Total Return
                              For the Periods Ended
                                December 31, 1997

                1 YEAR      2.5 YEARS     5 YEARS       10 YEARS
                ------      ---------     -------       --------

                7.37 %        6.37%        4.67%         7.54%


-------------------

     (1) PRIOR TO JANUARY 20, 1998, THE FUND WAS SUBJECT TO DIFFERENT INVESTMENT POLICIES THAN THOSE DESCRIBED IN THIS PROSPECTUS WHICH DIFFERENT POLICIES MAY AFFECT THE FUND'S PERFORMANCE.

                                January 20, 1998
                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                               WPG CORE BOND FUND
                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004


This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated January 20, 1998, as amended and/or supplemented from time to time (the "Prospectus"), of WPG Core Bond Fund (the "Fund"). This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to Weiss, Peck & Greer, L.L.C., One New York Plaza, New York 10004.


THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS

                                                                         PAGE


General Information and History ............................................ 1
The Fund's Investment Objective, Policies and Techniques.................... 1
Investment Restrictions ................................................... 10
Advisory and Administrative Services ...................................... 12
Trustees and Officers ..................................................... 17
How to Purchase Shares .................................................... 23
Redemption of Shares ...................................................... 25
Net Asset Value ........................................................... 26
Investor Services ......................................................... 27
Dividends, Distributions and Tax Status ................................... 29
Portfolio Brokerage ....................................................... 33
Portfolio Turnover ........................................................ 35
Organization .............................................................. 35
Custodian ................................................................. 36
Transfer Agent ............................................................ 37
Legal Counsel ............................................................. 37
Independent Auditors .......................................................37
Calculation of Performance Data ............................................37
Financial Statements ...................................................... 39
Appendix A - Bond Ratings and Glossary ....................................A-1
Appendix B - Investors Services........................................... B-1

                         GENERAL INFORMATION AND HISTORY


           Effective January 20, 1998, the Fund changed its name from WPG Government Securities Fund to WPG Core Bond Fund.


            THE FUND'S INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES


           Weiss, Peck & Greer, L.L.C. (the "Adviser") serves as the Fund's investment adviser and administrator.

           The Fund's investment objective, policies and restrictions may be changed or altered by the Board of Trustees (the "Board") without shareholder approval, except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which the Fund may invest and certain other investment policies are further described in the Prospectus. See "Description of the Fund" and "Risk Considerations and Other Investment Practices and Policies of the Fund" in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved.

           The Appendix to this Statement of Additional Information contains a description of the quality categories of corporate bonds in which the Fund may invest and a Glossary describing some of the Fund's investments.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

           The Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which the Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to the Fund's limitation on investments in illiquid securities.


           Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary U.S. Government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest. The Fund will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. The Fund will segregate securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.


           In addition to the risk of the seller's default or a decline in value of the underlying security (see "Risk Considerations and Other Investment Practices and Policies of the Fund -- Repurchase Agreements" in the Prospectus), the Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy

Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Fund acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

FORWARD COMMITMENT AND WHEN-ISSUED TRANSACTIONS

           The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will not enter into such transactions for the purpose of leverage.

           When-issued purchases and forward commitments enable the Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

           The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

           The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.


           When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will segregate securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Fund will segregate the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

LOANS OF PORTFOLIO SECURITIES

           The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. See "Risk Considerations and Other Investment Practices and Policies of the Fund -- Lending of Portfolio Securities" in the Prospectus. The rules of the New York Stock Exchange, Inc. give the Fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of the loan, the Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

           At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

OPTIONS ON SECURITIES AND SECURITIES INDICES

           WRITING COVERED OPTIONS. The Fund may write covered call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. The Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or traded in the over-the-counter market. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of the Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

           A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

           All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

           The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

           The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.


           The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. The Fund may also cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian or by using the other methods described above.


           PURCHASING OPTIONS. The Fund may purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

           The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

           The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

           Transactions by the Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

           RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

           Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

           The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, the Fund's ability to enter such options will be subject to the Fund's limitation on investments on illiquid securities.

           The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

           To seek to increase total return or to hedge against changes in interest rates and securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. The Fund will engage in futures and related options transaction only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC.

           FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

           When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

           Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

           HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

           On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

           OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

           The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

           The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

           OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions only for bona fide hedging or to seek to increase total return as permitted by the CFTC regulations which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

           As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Taxation."

           Transactions in futures contracts and options on futures involve brokerage costs and require margin deposits.

           While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

           Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities and securities indices.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

           The Fund may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

           Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), in order to receive a high quality rating from the rating organizations (e.g., Standard & Poor's Ratings Group ("Standard & Poors") or Moody's Investors Service, Inc. ("Moody's")), they often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

           Examples of credit enhancement arising out of the structure of the transaction include "senior- subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceeds the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool. See the Fund's Prospectus for a further description of mortgage-backed securities.

RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE SECURITIES

           The Fund may invest in floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

RESTRICTED AND ILLIQUID SECURITIES

           The Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of the Fund's portfolio securities. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Board will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

           The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

OTHER INVESTMENT COMPANIES

           The Fund, subject to authorization by the Board, may invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, the Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The ability of the Fund to convert to the so-called Master-Feeder fund structure does not require shareholder approval. The Board does not intend to authorize investing in this manner at this time.

           The Fund may invest up to 10% of its total assets in the securities of other registered investment companies not affiliated with WPG, but the Fund may not invest more than 5% of its total assets in the securities of any one registered investment company or acquire more than 3% of the voting securities of any registered investment company. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

                             INVESTMENT RESTRICTIONS

           The Fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund. As defined in the 1940 Act and as used in the Prospectus and this Statement of Additional Information, "a majority of the outstanding voting securities" of the Fund means the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. As long as these fundamental restrictions are in effect, the Fund may not:


           1. Purchase securities of an issuer if such purchase would result in more than 10% of the voting securities of any one issuer (except U.S. Government securities as defined in the Prospectus), being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

           2. Purchase securities of an issuer if such purchase would result in more than 5% of the Fund's total assets being invested in the securities of any one issuer (except U.S. Government securities and options thereon); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

           3. Purchase or sell real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 15% of its assets in publicly held real estate investment trusts.

           4. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not apply to reverse repurchase agreements entered into in accordance with the Fund's investment policies.

           5. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposit or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

           6. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objective and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

           7. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

           8. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

           The Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objective, restrictions and policies as the Fund.

           For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Stock Guide. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

           In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the Fund may not:

                     (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

                     (b) Purchase securities of any other investment company except as permitted by the 1940 Act.

                     (c) Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

                     (d) Invest more than 15% of its net assets in securities which are illiquid.

                     (e) Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

           All percentage limitations apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be treated as a violation. Under the 1940 Act, the Fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe.

                      ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISER

           Weiss, Peck & Greer, L.L.C. (the "Adviser" or "WPG"), One New York Plaza, New York, New York 10004, serves as investment adviser and administrator to the Fund. See "Management of the Fund--Investment Adviser and Administrator" and "Portfolio Brokerage" in the Prospectus for a description of the duties of WPG as investment adviser and administrator to the Fund.

           On April 3, 1995, Weiss, Peck & Greer, the Fund's prior investment adviser and administrator, was converted from a New York limited partnership to a limited liability company organized under Delaware law. The conversion did not result in any changes in the existing ownership, structure or business of the firm. The conversion did not involve an increase in the advisory fee paid by the Fund and did not result in a change in the employees, services and resources utilized in managing the Fund's investments.

           The Fund's investment advisory agreement (the "Advisory Agreement") was initially approved by the Board, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-Interested Trustees"), on January 20, 1993 and became effective May 1, 1993. On April 23, 1997, the Board approved the continuation of the Advisory Agreement until April 30, 1998.

           Pursuant to the Advisory Agreement, the Adviser supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical and advisory services. In managing the assets of the Fund, the Adviser furnishes continuously an investment program for the Fund consistent with the Fund's investment objective and policies. More specifically, the Adviser determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and registration statement and to the Fund's investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trust's Board may from time to time establish. To carry out such determinations, the Adviser places orders for the investment and reinvestment of the Fund's assets. (See "Portfolio Brokerage")

           For its investment advisory services under the Advisory Agreement, the Adviser receives an annual fee, payable monthly, which varies in accordance with the average daily net assets of the Fund under the management of the Adviser. The advisory fee is accrued daily and will be prorated if the Adviser shall not have acted as the Fund's investment adviser during any entire monthly period.

           The annual fee rates under the Advisory Agreement and the advisory fees paid to the Adviser or its predecessor in interest, as the case may be, for the fiscal years ended December 31, 1994, 1995 and 1996 are as follows:

                                                       ADVISORY FEES PAID
                                               FOR THE YEARS ENDED DECEMBER 31,
                                               --------------------------------
                          ANNUAL
                         FEE RATE              1994         1995         1996
                         --------              ----         ----         ----
CORE BOND FUND        0.60% of net          $1,801,177   $1,117,390    $864,402
                      assets up to $300
                      million; 0.55% of
                      net assets $300
                      million to $500
                      million; 0.50% of
                      net assets in
                      excess of $500
                      million


           The Advisory Agreement provides that the Adviser will not be liable for any loss sustained by the Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

           The Advisory Agreement may be modified or amended only with the approval of the holders of a majority of outstanding voting securities of the Fund and by a vote of the majority of the non-Interested Trustees of the Trust. The Advisory Agreement's continuance must be approved annually by a majority vote of the Board or by a vote of the holders of a majority of the outstanding voting securities of the Fund, but in either event it also must be approved by a vote of a majority of the non-Interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty, by either party, upon 60 days' written notice and automatically will terminate in the event of its assignment.


           Officers and Trustees of the Trust who are also managing directors, principals and employees of WPG may receive indirect compensation by reason of investment advisory fees paid by the Fund to WPG, in its capacity as the Adviser and Administrator.

           WPG has capital in excess of $75 million. WPG consists of 40 Managing Directors, one of whom is a member of the NYSE, and certain principals. WPG has approximately 245 full-time employees in addition to its principals. WPG and its affiliates act as investment adviser or manager for approximately $14 billion of institutional and private investment accounts, excluding the Weiss, Peck & Greer Mutual Funds described in this Statement of Additional Information, U.S. Large Stock Fund and The Tomorrow Funds (TM), for which WPG serves as the investment adviser.

           Roger J. Weiss is a Senior Managing Director of WPG and Chairman of the Board and Trustee of the Trust. Stephen H. Weiss, brother of Roger J. Weiss, is also a Senior Managing Director of WPG. Francis H. Powers is a Managing Director of WPG, and Executive Vice President and Treasurer of the

Trust. Jay C. Nadel is a Managing Director of WPG and an Executive Vice President and Secretary of the Trust. Mr. Arthur L. Schwarz is a Managing Director of WPG and Vice President of WPG Tax Free Money Market Fund and WPG Intermediate Municipal Bond Fund. Ms. Janet A. Fiorenza is a Managing Director of WPG and a Vice President of WPG Tax Free Money Market Fund. Daniel S. Vandivort is a Managing Director of WPG and President of the Trust. Daniel J. Cardell is a Managing Director of WPG and is a Vice President of WPG Quantitative Equity Fund. The Managing Directors of WPG who serve on WPG's executive committee are Stephen H. Weiss (Chairman), Roger J. Weiss, Philip Greer, Ronald M. Hoffner, Wesley W. Lang, Jr., Mitch Kantor and Gil Cogan.

           The persons responsible for the day-to-day management of the Fund's portfolio are listed in the Prospectus. Messrs. Stephen H. Weiss and Roger J. Weiss may also participate in the Fund's investment decisions and all of the Managing Directors of WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.

           In the management of the Fund and their other accounts, WPG and its affiliates allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Fund's advisory arrangement with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

ADMINISTRATOR

           WPG, in its capacity of administrator to the Fund, performs administrative services and certain clerical and accounting services for the Fund under a separate administration agreement (the "Administration Agreement"). More specifically, these obligations pursuant to the Administration Agreement include, subject to the general supervision of the Board, (a) providing supervision of all aspects of the Fund's non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Fund), (b) providing the Fund, to the extent not provided pursuant to its custodian and transfer agency agreement or agreements with other institutions, with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Fund's expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the SEC and other regulatory authorities,
(d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services,
(e) maintaining the Fund's records other than those maintained pursuant to such agreements or the Advisory Agreement, and (f) providing to the Fund transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and teaching) to the extent not provided by others.

           For its services under the Administration Agreement, WPG currently receives a fee, calculated daily and payable monthly, equal on an annual basis to 0.05% of the Fund's average daily net assets. The Trustees review annually the fee rate under the Administration Agreement.

                                      ADMINISTRATION FEES PAID FOR THE
                                         YEARS ENDED DECEMBER 31,
                                         ------------------------
PRESENT ANNUAL RATE              1994              1995              1996
-------------------
                             -------------     -------------    --------------

       0.05%                    $90,467           $55,869          $43,212


           The Administration Agreement provides that WPG will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WPG in the performance of its duties or from the reckless disregard by WPG of its obligations and duties thereunder. The Administration Agreement's continuance must be approved annually by a majority vote of the Board and may be terminated without penalty, by either party, upon 60 days' written notice.

EXPENSES

           With respect to the Fund, the Fund pays: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Fund; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of WPG's employees rendering legal services to the Fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the Trust who are not affiliated with the Adviser; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian;
(xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.


           The Fund may also enter into arrangements with third parties that provide omnibus accounting and transfer agency-related services (including recordkeeping and nondistribution-related shareholder servicing) for the benefit of Fund shareholders who are the beneficial owners of Fund shares held in nominee form with the third parties. The Fund may compensate such third parties for the provision of subaccounting and transfer agency-related services based on a percentage of the Fund's assets for which such entities perform such services. To the extent that the Fund compensates a third party for the provision of these services, it will not incur duplicative fees with its transfer agent. As of the date of this Statement of Additional Information, the Fund has entered into arrangements with the following third parties omnibus account service providers:
Hewitt, Mercer, Jack White, Corroon, Charles Schwab & Co. and Fidelity.


           The Fund's Advisory and Administration Agreement provides that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

           In an attempt to avoid any potential conflict with portfolio transactions for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of the Adviser and its principals and employees.

ADMINISTRATION AND SERVICE PLAN

           Under the administration and service plan of the Fund (the "Plan"), the Fund may enter into contracts ("Servicing Agreements") with banks (other than the Custodian), trust companies, broker-dealers (other than WPG) or other financial organizations ("Service Organizations") to provide certain administrative and shareholder services ("Services") on behalf of the Fund.

           A Service Organization will receive a fee payable by the Fund in respect of shares held by or through such Service Organization for its customers for Services performed pursuant to the Plan and the applicable Servicing Agreement. The schedule of fees and the basis upon which such fees will be paid will be determined by the Trust's Trustees; provided, however, that the aggregate annual fees to be paid to all Service Organizations and the Fund's expenses under the Plan will not exceed 0.05% of the Fund's average daily net assets per year. Neither the Custodian nor WPG will be a Service Organization or receive fees for Services. During the year ended December 31, 1996, the Fund paid or incurred fees to Service Organizations of $1,769 pursuant to its Plan, all of which was paid to dealers.

           Rule 12b-1 (the "Rule") under the 1940 Act regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of fund shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees to be paid to certain Service Organizations, in some cases, could be deemed to be payment of distribution expenses, and because the Fund bears the expense of preparing, printing and distributing the Prospectus and Statement of Additional Information, the Board has adopted the Plan and will enter into Service Agreements pursuant thereto. In adopting the Plan, the Board concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its respective shareholders by the provision of the services described above. Specifically, the Board determined that the Plan would increase the assets of the Fund which may reduce the Fund's expense ratio, reduce securities transaction costs, reduce the advisory fee rates, prevent untimely disposition of portfolio securities to meet redemption requests and increase the diversification of the Fund's investments. The Board last approved the Plan and Servicing Agreements on April 23, 1997.

           The Plan permits, among other things, the payments to Service Organizations and the reimbursement by the Fund, as well as the payment by the Fund, of the costs of preparing, printing and distributing prospectuses and statements of additional information for prospective and existing shareholders and of implementing and operating the Plan as described above. A report of the amounts so expended, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval and that the other material amendments of the Plan must be approved by the Trustees, and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in the related Service Agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the non-Interested Trustees of the Trust has been committed to the discretion of the non-Interested Trustees of the Trust. Each Plan is subject to annual approval, by the Board and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in any of such Service Agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

           The Plan is terminable at any time by a vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the Plan or in any of the related Service Agreements or by vote of the holders of a majority of the outstanding voting securities of the Fund. Any Service Agreement will be terminable without penalty, at any time, by vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the Plan or in any of the related Service Agreements, or upon not more than 60 days' written notice to the Service Organization by vote of the holders of a majority of the outstanding voting securities of the Fund. Each Service Agreement will terminate automatically in the event of its assignment.

           The Glass-Steagall Act and other applicable statutes and regulations prohibit certain types of banks from engaging in the business of underwriting, selling or distributing securities. While the scope of this prohibition has not been clearly defined by the courts or appropriate regulatory agencies, the Trustees believe that such laws should not preclude a bank from acting as a Service Organization. Accordingly, the Fund may engage banks to perform administrative and shareholder servicing functions. Judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. The Trustees do not expect that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers pursuant to state law.

                              TRUSTEES AND OFFICERS

           The Board has responsibility for management of the business of the Fund. The executive officers of the Trust are responsible for its day to day operation. Set forth below is certain information concerning the Trustees and officers of the Trust. Unless otherwise noted, each individual serves in the capacity indicated with the Trust, as well as with the other mutual funds in the WPG group of funds (each, a "WPG Mutual Fund"). Trustees deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk. Each of the non-Interested Trustees is a member of the Trust's Audit Committee and Special Nominating Committee.



                            DATE OF                      PRINCIPAL OCCUPATIONS
NAME AND ADDRESS             BIRTH     TITLE             DURING PAST FIVE YEARS
----------------             -----     -----             ----------------------


Roger J. Weiss*             4/29/39   Chairman of      Senior Managing Director, WPG; Chairman of
One New York Plaza                    the Board and    the Board and Trustee, RWB/WPG U.S. Large
New York, NY 10004                    Trustee;         Stock Fund and Tomorrow Funds Retirement
                                      President4)      Trust; Executive Vice President and Director,
                                                       WPG Advisers, Inc.



                                     - 17 -




                            DATE OF                      PRINCIPAL OCCUPATIONS
NAME AND ADDRESS             BIRTH      TITLE            DURING PAST FIVE YEARS
----------------             -----      -----            ----------------------
Raymond R. Herrmann, Jr.    9/11/20    Trustee          Chairman of the Board, Sunbelt Beverage
654 Madison Avenue                                      Corporation (distributor of wines and liquors);
Suite 1400                                              Former Vice Chairman and Director,
New York, NY 10017                                      McKesson Corporation (U.S. distributor of
                                                        drugs and health care products, wine and
                                                        spirits); Life Member, Board of Overseers of
                                                        Cornell Medical College; Member of Board
                                                        and Executive Committee, Sky Ranch for
                                                        Boys; Member, Evaluation Advisory Board,
                                                        Biotechnology Investments, Ltd.; Trustee,
                                                        RWB/WPG U.S. Large Stock Fund and
                                                        Tomorrow Funds Retirement Trust

Lawrence J. Israel          12/13/34  Trustee           Private Investor; Director and Trustee of the
200 Broadway, Suite 249                                 Touro Infirmary; Member of the Intercollegiate
New Orleans, LA 71008                                   Athletics Committee of the Administrators of
                                                        the Tulane Educational Fund; Trustee,
                                                        RWB/WPG U.S. Large Stock Fund and Tomorrow
                                                        Funds Retirement Trust


Graham E. Jones             1/31/33   Trustee           Financial Manger, Practice Management
330 Garfield Street                                     Systems (Medical Services Company);
Suite 200                                               Director, the Malaysia Fund; Director, the Thai
Santa Fe, NM 87501                                      Fund; Member of the Advisory Council, The
                                                        Thailand Fund; Director, the Turkish
                                                        Investment Fund; Trustee, various investment
                                                        companies managed by Morgan Grenfell
                                                        Capital Management, Inc. and Morgan Grenfell
                                                        Investment Services, Ltd., since 1993; Director,
                                                        the Pakistan Fund; Trustee, RWB/WPG U.S.
                                                        Large Stock Fund

Paul Meek                   11/12/25  Trustee           Financial and Economic Consultant to foreign
5837 Cove Landing Road                                  central banks under the auspices of each of the
Burke, VA 22015                                         Harvard Institute for International
                                                        Development, the International Monetary Fund
                                                        and the World Bank; President, PM Consulting
                                                        (financial and economic consulting); Former
                                                        Consultant, Fischer, Francis, Trees & Watts
                                                        ("FFTW") (fixed income investment
                                                        managers); Trustee, FFTW Funds; Former Vice
                                                        President and Monetary Adviser, Federal
                                                        Reserve Bank of New York; Trustee,
                                                        RWB/WPG U.S. Large Stock Fund

William B. Ross             8/22/27   Trustee           Financial Consultant; Former Senior Vice
2733 E. Newton Avenue                                   President, Mortgage Guaranty Insurance
Shorewood, WI 53211                                     Corporation (mortgage credit insurer); Former
                                                        Senior Vice President, MGIC Investment Corporation
                                                        (financial services holding company); Trustee, RWB/WPG
                                                        U.S. Large Stock Fund


                                                    - 18 -




                            DATE OF                       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS             BIRTH      TITLE             DURING PAST FIVE YEARS
----------------             -----      -----             ----------------------
Harvey E. Sampson           3/29/29     Trustee         Chief Executive Officer and Chairman of
600 Secaucus Road                                       Harvey Group, Inc. (retail sales of consumer
Secaucus, NJ 07094                                      electronics); Trustee, Cornell University Joint
                                                        Board of The New York Hospital - Cornell Medical
                                                        Center; Trustee, North Shore University Hospital;
                                                        Trustee, RWB/WPG U.S. Large Stock Fund and Tomorrow
                                                        Funds Retirement Trust

Robert A. Straniere         3/28/41     Trustee         Member, New York State Assembly; Sole
182 Rose Avenue                                         Proprietor, Straniere Law Firm; Director,
Staten Island, NY 10306                                 various Reich and Tang Funds; Trustee,
                                                        RWB/WPG U.S. Large Stock Fund


Frances H. Powers*          7/6/40      Executive       Managing Director, WPG; Vice President and
One New York Plaza                      Vice President  Secretary, Weiss, Peck & Greer Advisers, Inc.;
New York, NY 10004                      and Treasurer   Executive Vice President and Treasurer,
                                                        RWB/WPG U.S. Large Stock Fund and Tomorrow Funds
                                                        Retirement Trust

Jay C. Nadel*               7/21/58     Executive       Managing Director, WPG; Director, Operating
One New York Plaza                      Vice President  Departments of WPG; Executive Vice
New York, NY 10004                      and Secretary   President and Secretary, RWB/WPG U.S.
                                                        Large Stock Fund and Tomorrow Funds Retirement Trust

Daniel S. Vandivort*        7/4/54      President       Managing Director, WPG since November
One New York Plaza                                      1994; From 1989 to 1994 Mr. Vandivort served
New York, NY  10004                                     in various capacities with CS First Boston
                                                        Investment Management

Daniel J. Cardell*          7/31/57     Vice President  Managing Director, WPG since May 1996;
One New York Plaza                                      Senior Vice President and Director of Equities,
New York, NY  10004                                     Bank of America prior thereto

Arthur Schwarz*             8/4/35      Vice President  Managing Director, WPG
One New York Plaza
New York, NY 10004

Janet A. Fiorenza*          6/9/49      Vice President  Managing Director, WPG
One New York Plaza
New York, NY 10004

S. Blake Miller*            3/4/65      Vice President  Principal, WPG
One New York Plaza
New York, NY 10004


Joseph J. Reardon*          4/4/60      Vice President  Senior Vice President, Mutual Fund
One New York Plaza                                      Operations, WPG; Vice President, Tomorrow
New York, NY 10004                                      Funds Retirement Trust


                                     - 19 -




                           DATE OF                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS            BIRTH       TITLE             DURING PAST FIVE YEARS
----------------            -----       -----             ----------------------
Joseph Parascondola*       6/6/63     Assistant Vice   Assistant Manager, Mutual Fund Operations,
One New York Plaza                    President        WPG since 1995; Assistant Tomorrow Funds
New York, NY 10004                                     Retirement Trust; Manager, Mutual Fund
                                                       Accounting, Concord Financial Group prior
                                                       thereto


COMPENSATION OF TRUSTEES AND OFFICERS

           The Fund pays no compensation to the Trust's Trustees affiliated with the Adviser or to its officers. None of the Trustees or officers have engaged in any financial transactions with the Fund or with the Adviser during the past fiscal year (other than the purchase and redemption of Fund shares).

The following table sets forth the compensation paid to the Trustees for the Fund's fiscal year ended December 31, 1996:



                                                PENSION OR
                                                RETIREMENT           TOTAL
                                                 BENEFITS         COMPENSATION
                                                ACCRUED AS       FROM THE FUND
                                                PART OF FUND        AND OTHER
                                  CORE BOND      EXPENSES           FUNDS IN
                                     FUND      ------------          COMPLEX**
                               ------------                      ------------


Roger J. Weiss                        $0              $0                  $0

Raymond R. Herrmann, Jr.           2,625               0              34,125

Thomas J. Hilliard, Jr.***         2,625               0              24,125

Lawrence J. Israel                 2,625               0              34,125

Graham E. Jones                    2,625               0              24,125

Paul Meek                          2,625               0              24,125

William B. Ross                    2,625               0              24,125

Harvey E. Sampson                  2,625               0              34,125

Robert A. Straniere                2,625               0              24,125


----------
* In addition to the compensation paid during 1996 by the Fund to the Trustees, the Fund paid deferred compensation of $6,348 to Willis Winn, a former Trustee.

** As of December 31, 1996, there were 15 mutual funds in the Weiss, Peck & Greer group of funds (including the Tomorrow(R) Funds) that publicly offer their shares.

*** Mr. Hilliard retired as a Trustee of the Trust in October, 1996.


                  BENEFICIAL OWNERSHIP AS OF DECEMBER 31, 1997

                            SHARES (PERCENTAGE OF
                             OUTSTANDING HELD BY                                                             WPG ADVISORY ACCOUNTS
                          TRUSTEES AND OFFICERS (AS                                                          IN WHICH WPG DISCLAIMS
                                  A GROUP)                        WPG           WPG ADVISORY ACCOUNTS (1)    BENEFICIAL OWNERSHIP
                   ------------------------------------   -------------------   ------------------------     ---------------------


CORE BOND FUND                      *                      12,165    (0.11%)      6,760,559   58.61%         6,749,317   99.83%




----------------


           *AS OF DECEMBER 31, 1997, THE TRUSTEES AND OFFICERS OF THE TRUST AS A GROUP BENEFICIALLY OWNED NOT MORE THAN 1% OF THE OUTSTANDING SHARES OF THE FUND.


           (1) WPG ADVISORY ACCOUNTS ARE ADVISORY ACCOUNTS OVER WHICH WPG OR ITS AFFILIATES HAVE DISCRETIONARY INVESTMENT AUTHORITY AND/OR DISCRETIONARY AUTHORITY TO VOTE THE SECURITIES HELD IN SUCH ACCOUNTS.


CERTAIN SHAREHOLDERS

           AS OF OCTOBER 31, 1997, NO PERSON WITHIN THE KNOWLEDGE OF THE MANAGEMENT OF THE FUND DIRECTLY OR INDIRECTLY OWNED, CONTROLLED OR HELD WITH POWER TO VOTE 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES (I.E., SHARES) OF THE FUND, EXCEPT AS SET FORTH BELOW:


NAME AND ADDRESS                                   PERCENTAGE OF
----------------                                   OUTSTANDING SHARES
                                                   ------------------

THE TRUST CO. OF TOLEDO TTEE                            11.03%
FOR NWO PLUMBERS & PIPEFITTERS
LOCAL 50 PENSION AND TRUST
6135 TRUST DRIVE
HOLLAND, OH 43528

THE TRUST CO. OF TOLEDO NA                               8.34%
TTEE. TOLEDO PLUMBERS LOCAL
#50 PENSION & RETIREMENT OPTION C
ATTN: LENORE PETERSON
6135 TRUST DRIVE, SUITE #206
HOLLAND, OH 43528

KEY TRUST CO TTEE FBO                                    8.02%
BRICKLAYERS ALLIED CRAFTSMEN
LOCAL 83 PEN/PL
A/C 40009500
P.O. BOX 94871
CLEVELAND, OH 44101-4871

O'NEAL STEEL RETIREMENT FUND                             5.29%
C/O SOUTH TRUST CORP.
ATTN:  LISA DARK
P.O. BOX 2554
BIRMINGHAM, AL  35290


HOW TO PURCHASE SHARES

(See "How to Purchase Shares" in the Prospectus.)

           The offering of shares of the Fund is continuous. The Fund may terminate the continuous offering of its shares at any time at the discretion of its Trustees. Shares of the Fund may be purchased from the Fund directly by an investor or may be purchased on behalf of an investor by WPG or by a Service Organization. An investor directly purchasing a Fund's shares should complete and execute the subscription form included with the Prospectus in accordance with the instructions in the Prospectus. Investors purchasing the Fund's shares through WPG or a Service Organization should contact WPG or the Service Organization, as appropriate, directly by mail or by telephone for appropriate instructions.

           In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the Fund within the customary time period for settlement then in effect after the acceptance of the order by the Fund, the order is subject to cancellation and the purchaser will be liable to the Fund for any loss suffered as a result of such cancellation. To recoup such loss the Fund reserves the right to redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.

           The purchaser of the Fund's shares pays no sales load or underwriting commission with respect to an investment in the Fund. If a subscription or redemption is arranged and settlement made through a member of the National Association of Securities Dealers, Inc. ("NASD"), then that member may, in its discretion, charge a fee for this service. Service Organizations may receive fees for certain administrative services which they perform for the Fund and may also charge their customers fees for automatic investment, redemption or other services provided to the customers. Information concerning services and customer charges will be provided by the particular Service Organization to any customer who must authorize the purchase of the Fund's shares prior to such purchase.

           Shares of the Fund may be transferred upon delivery to the Transfer Agent of appropriate written instructions which clearly identify the account and the number of shares to be transferred. Such instructions must be signed by the registered owner and must be accompanied by certificates for the shares, if any, which are being transferred, duly endorsed, or with an executed stock power. No signature guarantee will be required on a transfer request if the proceeds of the transfer are requested to be made payable to the shareholder of record and sent to the record address of such shareholder. Otherwise, the signature on the letter of instructions and the share certificates or the stock power must be guaranteed, and otherwise be in good order for purposes of transfer. See "How to Redeem Shares" in the Prospectus for a discussion of acceptable signature guarantors. The Fund is not bound to record any transfer until all required documents have been received by the Transfer Agent.


           In addition to the Transfer Agent and other agents of the Trust, the Fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of Fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of Fund shares. In accordance with a position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders are considered to have been received by the Fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders will receive the Fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.


LIMITS ON FUND SHARE TRANSACTIONS


           In order to reduce the investment performance effect of excessive shareholder trading in shares of the Fund and to minimize the Fund's transaction expenses, WPG has adopted a policy of limiting the number of shareholder exchange and purchase/redemption transactions by any one account (or group of accounts under common management) to a total of six such transactions per calendar year. This Trading Policy applies to: (i) exchanges into or out of any WPG Mutual Fund (other than between the Fund, the Government Money Market Fund, the Tax Free Money Market Fund and the Municipal Bond Fund (the "WPG Income Funds"), and (ii) any pair of transactions involving a purchase of shares of any one WPG Mutual Fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same Fund. THIS TRADING POLICY DOES NOT APPLY TO TRANSACTIONS SOLELY AMONG OR SOLELY INVOLVING THE WPG INCOME FUNDS.


           If the transaction activity in any account or group of accounts under common management exceeds this limit, the Fund will refuse additional purchase orders, or the purchase portion of additional exchange orders, as the case may be, with respect to such account or group of accounts for the remainder of the calendar year. Redemption orders will not be refused.

"IN-KIND" PURCHASES

           The shares of the Fund may be purchased, in whole or in part, by delivering to the Fund securities that (a) meet the investment objective and policies of the Fund, (b) have readily available market prices and quotations,
(c) are liquid securities not restricted as to transfer and (d) are otherwise acceptable to the Adviser and the Fund, which reserve the right to reject all or any part of the securities offered in exchange for shares of the Fund. An investor who wishes to make an "in-kind" purchase should furnish to the Fund a list with a full and exact description of all of the securities which he proposes to deliver. The market value of securities accepted in exchange must be at least equal to the initial or additional purchase minimum. The Fund will specify those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Fund's custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. See "Net Asset Value." The number of full and fractional Fund shares having a net asset value (as next determined following receipt of the securities) equal to the value of the securities delivered by the investor will be issued to the investor, less any applicable stock transfer taxes. The Fund will acquire such securities for investment purposes only and not for immediate resale. The exchange of securities by the investor for shares of the Fund is a taxable transaction that may result in recognition of gain or loss on the securities so exchanged for federal, state and local income tax purposes. Investors should consult their own tax advisers in light of their particular tax situations.

                              REDEMPTION OF SHARES

(See "How to Redeem Shares" in the Prospectus")

           Any shareholder of the Fund is entitled to require the Fund to redeem all or part of his shares. It is suggested that all redemption requests be sent by certified mail, return receipt requested. Investors whose shares are purchased through their accounts at WPG or a Service Organization may redeem all or a part of their shares in accordance with instructions pertaining to such accounts. It is the responsibility of WPG or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with the procedures detailed in the Prospectus.

           The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a written request for redemption in proper form is received by First Data Investor Services Group, Inc. ("the Transfer Agent") or the Fund. Redemptions are taxable transactions for shareholders who are subject to tax. There is no redemption charge imposed by the Fund with respect to the redemption of shares. Redemption requests which are not in proper form will be returned to the shareholder for correction. Redemptions will not become effective until all documents in proper form have been received by the Transfer Agent. The Transfer Agent will reject redemption requests unless checks (including certified checks or cashier's checks) received for shares purchased have cleared (which may take up to fifteen days). To prevent such rejection, an investor may contact the Fund or the Transfer Agent to arrange for payment for shares in cash or another form of immediately available funds.

           The redemption price may be paid in cash or portfolio securities, at the Fund's discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner as the officers of the Fund deem fair and reasonable.

           Payment for redeemed shares normally will be made after receipt by the Transfer Agent of a written request for redemption in proper form as more fully described in the Prospectus. Normally redemption proceeds are paid by check and mailed to the shareholder of record. Shareholders may elect to have payments wired to their bank, unless their bank cannot receive federal reserve wires. (Please contact the Fund for further information on wire charges.) Such payment may be postponed, and the right of redemption suspended during any period when: (a) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                                 NET ASSET VALUE

(See "How the Fund's Net Asset Value is Determined" in the Prospectus)

           The net asset value of the Fund is determined once daily, Monday through Friday (when the NYSE is open for regular trading) on each day (other than a day during which no shares of the Fund were tendered for redemption and no order to purchase or sell shares of the Fund was received) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's shares might be materially affected. Such determination is made as of the close of regular trading on the NYSE, normally 4:00 P.M. New York City time. The net asset value per share is calculated by dividing the value of the Fund's securities, cash and other assets (including dividends accrued but not collected) less all of its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. All expenses of the Fund are accrued daily and taken into account for the purpose of determining the net asset value. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Martin Luther King Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day (December 25).

           The public offering price of the Fund's shares is the net asset value per share next determined after receipt of an order. Orders for shares which have been received by the Fund or the Transfer Agent prior to the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

           In determining the net asset value of the Fund, securities, options on securities, futures contracts and options thereon which are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange on which the security is most extensively traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trust's Valuation Committee as authorized by the Board.

           Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Fund's portfolio are valued at fair market value on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

           For purposes of determining the net asset value of the Fund's shares, options transactions will be treated as follows: When the Fund sells an option, an amount equal to the premium received by the Fund will be included in the Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by the Fund is exercised, the Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

                                INVESTOR SERVICES

           The Fund offers a variety of services, as described in Appendix B and in the sections that follow, designed to meet the needs of its shareholders. The costs of providing such services are borne by the Fund, except as otherwise specified below. Further information on each service is set forth in the Prospectus under the caption "Shareholder Services."

AUTOMATIC REINVESTMENT PLAN

           For the convenience of the Fund's shareholders and to permit shareholders to increase their shareholdings in the Fund, the Fund's Transfer Agent is, unless otherwise specified, appointed in the subscription form by the investor as an agent to receive all dividends and capital gains distributions and to reinvest them in shares (or fractions thereof) of the Fund, at the net asset value per share next determined after the record date for the dividend or distribution. The investor may, of course, terminate such agency agreement at any time by written notice to the Transfer Agent, and direct the Transfer Agent to have dividends or capital gains distributions, or both, if any, sent to him in cash rather than reinvested in shares of the Fund. The Fund or Transfer Agent may also terminate such agency agreement, and the Fund has the right to appoint a successor Transfer Agent.

EXCHANGE PRIVILEGE

           Shares of the Fund may be exchanged by mail for shares of any other WPG Mutual Fund at their relative net asset values. Shareholders may exchange shares by telephone or telegram once the Telephone Authorization Section of the account application has been completed and filed with the Transfer Agent and it has been accepted. To exchange shares by telephone, call 1-800-223-3222 between the hours of 9:00 A.M. and 4:00 P.M. Eastern time on any day that the WPG Mutual Funds are open for business. A current Prospectus, which may be obtained from any WPG Mutual Fund, should be read in advance of investment in any WPG Mutual Fund. For tax purposes, an exchange involves a redemption of shares, which is a taxable transaction for shareholders who are subject to tax. Signatures on the written authorization to exchange by telephone or telegram must be guaranteed in the same manner as set forth under "How to Purchase Shares." However, for exchanges by mail, no guarantee is required if the exchange is being made into an identically registered account. The exchange privilege is available only in those jurisdictions where shares of the WPG Mutual Funds may be legally sold. When establishing a new account by an exchange, the value of the shares redeemed must meet the minimum initial investment requirement of the WPG Mutual Funds involved. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made. Exchange requests will not be accepted for shares purchased by check until such check clears, which could be up to 15 days from the date that the shares were purchased. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

           This service is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short-term swings in the stock market by engaging in frequent transactions in and out of the WPG Mutual Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders. See "HOW TO REDEEM SHARES -- Excessive Trading" in the Prospectus and "HOW TO PURCHASE SHARES -- Limits On Fund Share Transactions" above for limitations on exchanges and trading in the Fund's shares.

AUTOMATIC INVESTMENT PLAN

           The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments of $50 or more in shares of the Fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call 1-800-223-3332 or write to WPG to receive this form. By completing the form, you authorize the Fund's Custodian to periodically draw money from your designated account, and to invest such amounts in account(s) with the Fund. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

           If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Fund's Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Fund's Custodian upon thirty (30) days' written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.


SYSTEMATIC WITHDRAWAL PLAN


           A Systematic Withdrawal Plan is available without expense to any shareholder with a minimum investment of $15,000 in value of the Fund's shares (at the then current offering price). The Transfer Agent may be directed, as agent of the purchaser, to redeem without a redemption charge such shares of the Fund held in his account as may be required so that the shareholder or any person designated by him will receive a monthly or quarterly check in a stated amount not to be less than $50 (although such amount is not necessarily a recommended amount).


           Redemption of shares for such purposes may reduce or even liquidate the account, particularly in a declining market. Such payments paid to a shareholder cannot be considered a yield or income on the investment. Payments to a shareholder in excess of distributions of investment income will constitute a return of his invested principal, and liquidation of shares pursuant to this Plan is a redemption, which is a taxable transaction for shareholders who are subject to tax.

           Withdrawals at the same time as regular purchases of the Fund's shares ordinarily will not be permitted since purchases are intended to accumulate capital and the Systematic Withdrawal Plan is designed for the regular withdrawal of funds, except that a shareholder may make lump sum investments, of $5,000 or more. The Systematic Withdrawal Plan may be terminated by the shareholder, without penalty, at any time and the Fund may terminate the Plan at will. There are no contractual rights on the part of either party with respect to the Plan.

                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

           A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes its taxable and tax-exempt net investment income and net realized capital gains in accordance with the timing requirements of the Code. The Fund intends to qualify and be treated as a regulated investment company for each taxable year.

           Qualification of the Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund distribute for its taxable year (in accordance with the Code's timing and other requirements) to its shareholders as dividends at least 90% of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in such year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (c) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

           The Fund intends to distribute at least annually to its shareholders all or substantially all of its taxable income (including net realized capital gains) and any net tax-exempt interest. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

           The Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that the Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over the capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax. The Fund has distribution policies that should generally enable it to avoid liability for this tax.

           Net investment income for the Fund is the Fund's investment income less its expenses. Dividends from net investment income and the excess, if any, of net short-term capital gain over net long-term capital loss of the Fund will be taxed to shareholders as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be taxed to shareholders as capital gain, for federal income tax purposes. As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the Act that (subject to possible modification by future "technical corrections" legislation) will enable the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. The Fund will provide appropriate information to its shareholders about the tax rate(s) applicable to its capital gain dividends in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. The Fund's dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. The Fund has capital loss carryforwards as of December 31, 1996 of $20,372,994 and $1,027,899 which expire in 2002 and
2004, respectively.

           Long-term capital gains of the Fund are taxable to shareholders as capital gains if they are either distributed in the form of capital gain dividends or retained by the Fund and designated for treatment as capital gains distributed to the shareholders. If any net realized long-term capital gain in excess of net realized short-term capital loss is retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as capital gains, will be able to claim his share of federal income taxes paid by the Fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and his tax credit.

           The Funds dividends, including capital gain dividends, will not be eligible for any dividends received deduction for corporate shareholders. Each year, the Fund will notify shareholders of the tax status of its dividends and distributions.

           Dividends, other than daily dividends, paid by the Fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they will be subject to federal income tax as described above. Therefore, prior to purchasing shares an investor should consider the impact of an anticipated capital gain dividend or distribution from net short-term capital gains.

           Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in the shares so received equal to the amount of cash they would have received had they elected to receive cash.

           All dividends and capital gain dividends, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Redemptions of shares, including exchanges for shares of another WPG Mutual Fund, may result in tax consequences to the shareholder and are also subject to these reporting requirements.

           Over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

           Futures contracts entered into by the Fund that are "regulated futures contracts" and listed non-equity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's taxable year, all outstanding
Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss will be recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Additionally, the Fund may be required to recognize gain (subject to tax distribution requirements) if an option, futures contract or other transaction that is not marked to market under
Section 1256 of the Code is treated as a constructive sale of an appreciated financial position in the Fund's portfolio.

           Positions of the Fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or listed non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in order to mitigate the operation of these rules.

           The tax rules applicable to options and futures transactions may affect the amount, timing and character of the Fund's income and, consequently, its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, converting capital gain or loss into ordinary income or loss, and accelerating the Fund's income or deferring its losses.

           The federal income tax rules applicable to dollar rolls are not settled, and the Fund may be required to account for these transactions in a manner that, under certain circumstances, may limit the extent of its use of such transactions.

           The Fund's investment in zero coupon securities, capital appreciation bonds, or other securities having original issue discount (or market discount, if the Fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market and constructive sale rules described above may also require the Fund to recognize income or gains without a concurrent receipt of cash. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

           Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisors for more information. See also Appendix B.

           All or a portion of a loss realized upon the redemption or other disposition of shares may be disallowed under "wash sale" rules to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption or other disposition. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares. Exchanges and withdrawals under the Systematic Withdrawal Plan are treated as redemptions for federal income tax purposes. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of the shares of a Fund is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of the shares of a Fund held for various periods, including the treatment of losses on the sale of shares held for six months or less that are recharacterized as long-term capital losses, as described above.

           The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates subject to tax under such law. The discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, financial institutions, and insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

           Many states and local taxing authorities allow an exemption from state or local income tax for distributions derived from interest received by a fund from direct obligations of the U.S. Government or an exemption from intangible property taxes based on the extent of a fund's investment in such obligations, subject in some states to satisfaction of minimum holding thresholds and/or reporting requirements. If the Fund invests in such obligations, shareholders should consult their own tax advisers concerning the possible existence of such an exemption in the states and localities in which they pay tax, but the Fund will not necessarily invest in such obligations or satisfy any applicable requirements in any particular state or locality.

           The Fund may be required to pay state taxes in states that have jurisdiction to tax it, except to the extent an exemption may be available, but the Fund does not anticipate that its state tax liability will be substantial.

           This discussion of the federal income tax treatment of the Fund and its shareholders is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                               PORTFOLIO BROKERAGE

           It is the general policy of the Adviser not to employ any broker in the purchase or sale of securities for the Fund's portfolios unless the Adviser believes that the broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors.

           U.S. Government and debt securities are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Fund, including WPG, may not serve as the Fund's dealer in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. Subject to the foregoing, where transactions are effected on securities exchanges, the Fund employs WPG as principal broker. The Fund is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

           In selecting brokers other than WPG to effect transactions on securities exchanges, the Fund considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). When more than one firm is believed to meet the factors set forth in the first paragraph under this heading, preference may be given to firms that also sell shares of the Fund.
Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Adviser may cause the Fund to pay commissions to such broker in an amount greater than the amount another firm might charge. Research products and services provided to the Fund include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to WPG (and its affiliates) in the performance of their decision-making responsibilities.

           Each year, the Adviser considers the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above.

           In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of another one or more of the other clients of the Adviser. Investment decisions for the Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Fund believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

                              BROKERAGE COMMISSIONS


                                                                 PERCENTAGE OF
                                                                  AGGREGATE
                                                                 DOLLAR AMOUNT
                                                                 OF TRANSACTIONS
                                                                 INVOLVING THE
                                                  PERCENTAGE OF   PAYMENT OF
                       AGGREGATE BROKERAGE          AGGREGATE     COMMISSIONS
                         COMMISSIONS               COMMISSIONS     EFFECTED
                                                   PAID TO WPG    THROUGH WPG
                   1994        1995        1996    DURING 1996    DURING 1996
                   ----        ----        ----    -----------    -----------
Core Bond Fund     89,597      12,754       0         N/A             N/A



           WPG does not knowingly participate in commissions paid by the Fund to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that WPG at any time learns that it has knowingly received reciprocal business, it will so inform the Board.

           Subject to the supervision of the Board, all investment decisions of the Fund are executed through WPG's trading department.

                               PORTFOLIO TURNOVER

           See "Financial Highlights" in the Prospectus for the Fund's portfolio turnover rates.

           In determining such portfolio turnover, U.S. Government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Fund during the year. The monthly average is calculated by totalling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of the Fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if the Fund were to write a substantial number of options which are exercised, the portfolio turnover rate of the Fund would increase. Increased portfolio turnover results in increased brokerage costs which the Fund must pay.

           The Fund will trade its portfolio securities without regard to the length of time for which they have been held. To the extent that the Fund's portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.

                                  ORGANIZATION

(See "Organization and Capitalization,"
"How to Purchase Shares," and "Redemption of Shares" in the Prospectus.)


           The Fund is a separate investment portfolio of Weiss, Peck & Greer Funds Trust ("Funds Trust"). Funds Trust is a Massachusetts business trust established under a Declaration of Trust on September 11, 1985. The Fund's Declaration of Trust ("Declaration of Trust") was amended and restated on May 1, 1993 and may be further amended from time to time. Effective January 20, 1998, the Fund changed its name from WPG Government Securities Fund to WPG Core Bond Fund.


           Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Declaration of Trust, however, provides that Fund shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund may contain a provision to that effect. The Board intends to conduct the operations of the Fund, with the advice of counsel, in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Fund.

           The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. It also provides that all third parties shall look solely to the property of the Trust for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust permits the Board to provide for the indemnification of Trustees, officers, employees or agents of the Trust against all liability in connection with the affairs of the Trust. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. The Fund is not liable for the obligations of any other series of the Trust.

           Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on its Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of the Trust.

           Trust shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees. Each Fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Fund, Fund shares are entitled to receive their proportionate share of the assets which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

           Pursuant to the Declaration of Trust, the Board may create additional funds by establishing additional series of shares. The establishment of additional series would not affect the interests of current shareholders of the Fund. As of the date of this Statement of Additional Information, the Board does not have any plans to establish additional series of shares in the Trust.

           Pursuant to the Declaration of Trust, the Board may establish and issue multiple classes of shares. As of the date of this Statement of Additional Information, the Board does not have any plan to establish multiple classes of shares for the Trust.

           Pursuant to the Declaration of Trust, the Board may also authorize the Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objective, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the Fund to so invest its assets.

           Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Office of the Secretary of State of The Commonwealth of Massachusetts in Boston, Massachusetts.

                                    CUSTODIAN

           The Custodian for the Fund is Boston Safe Deposit and Trust Company at One Exchange Place, Boston, Massachusetts 02109. In its capacity as Custodian, Boston Safe Deposit and Trust Company performs all accounting services, holds the assets of the Fund and is responsible for calculating the net asset value per share.

                                 TRANSFER AGENT

           First Data Investor Services Group, Inc. acts as transfer agent for the Fund and in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.


                                  LEGAL COUNSEL

           Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, serves as legal counsel to the Fund.

                              INDEPENDENT AUDITORS

           KPMG Peat Marwick LLP ("KPMG"), 345 Park Avenue, New York, New York 10154, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.


                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

           The Fund may calculate current return for a twelve-month period by determining the "net change in value" of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the end of the base period, with the resulting return figure carried to the nearest hundredth of one percent. "Net change in value" of an account will consist of the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares (not including long-term realized gains or losses and unrealized appreciation or depreciation) less applicable expenses of the Fund.

           The average annual total return of the Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return of the Fund for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

           Total return information for the Fund is set forth below.


                                            TOTAL RETURN
                                            ------------
                 ONE YEAR          FIVE YEARS                TEN YEARS
                  ENDED           ENDED 6/30/97            ENDED 6/30/97
                 6/30/97    ANNUALIZED  CUMULATIVE   ANNUALIZED    CUMULATIVE
                 -------    ----------  ----------   -----------   ----------

Core Bond Fund     6.52%     4.68%(1)   25.72%(1)     7.31(1)       102.66%(1)

----------
           (1)The Core Bond Fund's management fee was increased by 0.10% of the Fund's average daily net assets effective July 31, 1991. The performance data set forth herein includes periods during which the lower management fee was in effect.



YIELD

           The 30-day yield quotation of the Fund is computed by dividing the net investment income for the period by the maximum offering price per share on the last day of the period, according to the following formula:


YIELD=2[( A - B +1) 6-1]
          -----
           CD

Where:

a          =  Dividends and interest earned during the period.
b          =  Expenses accrued for the period.
c          =  The average daily number of shares outstanding during the period that were entitle to receive dividends
d          =  The maximum offering price (i.e., net asset value) per share on the last day of the period.

                             YIELD FOR
                            30-DAY PERIOD    =  5.62%
                            ENDED 6/30/97

GENERAL

     The Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Donaghues Money Fund Report, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Business Week, Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds, The New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.

           The Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Standard & Poor's Indices; (f) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; and (g) historical investment data supplied by the research departments of various research and brokerage firms. In addition, the Fund may from time to time advertise its performance relative to the Lehman Brothers Aggregate Index.

           The composition of the investments in the above-referenced indices and the characteristics of the Fund's benchmark investments are not identical to, and in some cases may be very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

           From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to the Fund.

           In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by the Adviser and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the WPG Mutual Funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include the Adviser's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

           In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

           Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of the Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Fund may also, at its discretion, from time to time make a list of its portfolio holdings available to investors upon request. Performance information of the Fund may not provide a basis for comparison with other investments using a different method of calculating performance.

           Return for the Fund will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns.

                              FINANCIAL STATEMENTS

           The Fund's audited financial statements and related report of KPMG Peat Marwick LLP, independent auditors, included in the Annual Report to Shareholders of the Fund for the year ended December 31, 1996, is attached hereto and hereby incorporated by reference into this Statement of Additional Information. The Fund's unaudited financial statements included in the Fund's Semi-Annual Report to Shareholders for the period ended June 30, 1997, is attached hereto and hereby incorporated by reference into this SAI.

                                   APPENDIX A

                           DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

           Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

STANDARD & POOR'S RATINGS GROUP

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

           Commercial paper rated A-2 or better by Standard & Poor's is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving a Standard & Poor's commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

           The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.


                                    GLOSSARY
                                    --------

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                                   APPENDIX B

                          ADDITIONAL INVESTOR SERVICES

PROTOTYPE RETIREMENT PLAN FOR EMPLOYERS AND SELF-EMPLOYED INDIVIDUALS

           Prototype retirement plans (the "Retirement Plan") are available for those entities or self-employed individuals who wish to purchase shares in the Fund in connection with a money purchase plan or a profit sharing plan maintained by their employer. The Retirement Plans were designed to conform to the requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Retirement Plans received opinion letters from the Internal Revenue Service (the "IRS") on March 29, 1990 that the form of the Retirement Plans is acceptable under Section 401 of the Code.

           Annual tax-deductible contributions to the Retirement Plan may be made up to the lesser of $30,000 or 25% of the participant's earned income (disregarding any compensation in excess of $160,000 (as adjusted by the IRS for inflation)). Under the terms of the Retirement Plan, contributions by or on behalf of participants may be invested in the Fund's shares with the designated custodian under the Retirement Plan (the "Retirement Plan's Custodian"). Investment in other mutual funds advised by the Adviser or one of its affiliates may also be available. Employers adopting the Retirement Plan may elect either that a participant shall specify the investments to be made with contributions by or on behalf of such participant or that the employer shall specify the investments to be made with all such contributions. Since the Fund is not intended as a complete investment program it is important, in connection with such election, that employers give careful consideration to the fiduciary obligation requirements of ERISA.

           All dividends and distributions received by the Retirement Plan's Custodian on the Fund's shares held by the Plan's Custodian will be reinvested in the Fund's shares at net asset value. Distributions of benefits to participants, when made, will be paid first in cash, to the extent that any amount credited to a participant's account is not invested in the Fund's shares, and then in full Fund shares (and cash in lieu of fractional shares).

           Boston Safe Deposit and Trust Company serves as the Retirement Plan's Custodian under a Custodial Agreement. Custodian fees which are payable by the employer to the Retirement Plan's Custodian under such Custodial Agreement are a $10 application fee for processing the Retirement Plan application, an annual maintenance fee of $15 per participant, and a distribution fee of $10 for each distribution from a participant's account. Such fees may be altered from time to time by agreement of the employer and the Retirement Plan's Custodian. For further details see the terms of the Retirement Plan which are available from the Trust.

           Distributions must be made pursuant to the terms of the Retirement Plan and generally may not commence before retirement, disability, death, termination of employment, or termination of the Retirement Plan and must commence no later than April 1 of the year following the year in which the participant attains age 70 1/2 (the "required beginning date"). Distributions are taxed as ordinary income when received, except the portion, if any, considered a return of a participant's nondeductible contributions. Certain distributions before age 59 1/2 may be subject to a 10% nondeductible penalty on the taxable portion of the distribution. Failure to make minimum required distributions by the required beginning date may be subject to a 50% excise tax.

           It should be noted that the Retirement Plan is a retirement investment program involving commitments covering future years. In deciding whether to utilize the Retirement Plan, it is important that the employer consider his or her needs and those of the Retirement Plan participants and whether the investment objectives of the Fund are likely to fulfill such needs. Termination or curtailment of the Retirement Plan for other than business reasons within a few years after its adoption may result in adverse tax consequences.

           Employers who contemplate adoption of the Retirement Plan should consult an attorney or financial adviser regarding all aspects of the Plan as a retirement plan vehicle (including fiduciary obligations under ERISA).

INDIVIDUAL RETIREMENT ACCOUNT

           Persons with earned income, whether or not they are active participants in a pension, profit-sharing or stock bonus plan described in Code ss. 401(a), Federal, state or local pension plan, an annuity plan described in Code ss. 403(a), an annuity contract or custodial account described in Code ss. 403(b), a simplified employee pension plan described in Code ss. 408(k), or a trust described in Code ss. 501(c)(18) ("active participant"), generally are eligible to establish an Individual Retirement Account ("IRA"). An individual may make a deductible IRA contribution only if (i) neither the individual nor his or her spouse (unless living apart for the entire year and filing separate returns) is an active participant, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). However, an individual who is not permitted to make a deductible contribution to an IRA for a taxable year may nonetheless make annual nondeductible contributions to an IRA up to the lesser of 100% of the individual's earned income or $2,000 to an IRA (up to $4,000 to IRAs for an individual and his or her spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

           Withdrawals from the IRA (other than the portion treated as a return of nondeductible contributions) are taxed as ordinary income when received, may be made without penalty after the participant reaches age 59 1/2 and must commence no later than the required beginning date (see discussion of Prototype Retirement Plans above). Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the taxable portion of the amount withdrawn. The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. All dividends and distributions on shares held in IRA accounts are reinvested in full and fractional shares and are not subject to federal income tax until withdrawn from the IRA. Investors should consult their tax advisers for further tax information, including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

           The Fund has arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for IRAs using any of the Fund's shares as the underlying investment. The Bank will charge an acceptance fee of $10 for each new IRA and an annual maintenance fee of $15 for each year that an IRA is in existence. There is a $10 fee for processing a premature distribution. These fees will be deducted from the IRA account and may be changed by the Custodian upon 30 days' prior notice.

           To establish an IRA for investment in the Fund's shares, an investor must complete an application and a custodial agreement on IRS Form 5305-A (which has been supplemented to provide certain additional custodial provisions) and must make an initial cash contribution to the IRA, subject to the limitation on contributions described above. Pursuant to IRS regulations, an investor may for seven days following establishment of an IRA revoke the IRA. Detailed information on IRAs, together with the necessary form of application and custodial agreement, is available from the Trust and should be studied carefully by persons interested in utilizing the Fund for IRA investments. Such persons should also consult their own advisers regarding all aspects of the Fund as an appropriate IRA investment vehicle.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRA)

           A simplified employee pension (SEP) allows an employer to make contributions toward his or her own (if a self-employed individual) and his or her employees' retirement and, for certain SEPs established prior to 1997, may permit the employees to make elective deferrals by salary reduction. A SEP requires an Individual Retirement Account (a SEP-IRA) to be established for each "qualifying employee," although the employer may include additional employees if it wishes. A qualifying employee is one who: (a) is at least age 21, (b) has worked for the employer during at least 3 of 5 years immediately preceding the tax year, and (c) has received at least $400 (as indexed for inflation) in compensation in the tax year.

           An employer is not required to make any contribution to the SEP-IRA. However, if the employer does make a contribution, the contribution must be based on a written allocation formula and must not discriminate in favor of highly compensated employees, as defined in Code Section 414(q). The employer may make annual contributions on behalf of each qualifying employee, provided that the contributions, when combined with the employee's elective deferrals, do not exceed 15% of the employee's compensation or $30,000, whichever is less.

           A SEP-IRA that is part of a SEP established before 1997 may include a salary reduction arrangement under which the employee can choose to have the employer make contributions ("elective deferrals") to his or her SEP-IRA out of his or her salary. However, employees may make elective deferrals only if (i) at least 50% of the employer's eligible employees choose elective deferrals; (ii) the employer did not have more than 25 eligible employees at any time during the preceding year; and (iii) the amount deferred each year by each eligible highly compensated employee as a percentage of pay is no more than 125% of the average deferral percentage of all other eligible employees. An elective deferral arrangement is not available for a SEP maintained by a state or local government, or any of their political subdivisions, agencies, or instrumentalities, or to exempt organizations.

           In general, the total income which an employee can defer under a salary reduction arrangement included in a SEP and certain other elective deferral arrangements is limited to $9,500 (indexed annually for inflation). This dollar limit applies only to the elective deferrals, not to any contributions from employer funds. The Code may require that contributions be further limited to prevent discrimination in favor of highly compensated employees. An employee may also make regular IRA contributions to his or her SEP-IRA (see discussion of IRAs, above).

           Under the terms of the SEP-IRA, contributions by or on behalf of participants may be invested in Fund shares (or shares of other funds designated by the Adviser as eligible investments), as specified by the participant. All dividends and distributions on shares held in SEP-IRAs are reinvested in full and fractional shares. Since the Fund is not intended as a complete investment program it is important, in connection with the adoption of a SEP-IRA, that employers give careful consideration to the fiduciary obligation requirements of ERISA, particularly those pertaining to diversification of investments.

           Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the amount withdrawn. Withdrawals must commence no later than the required beginning date (see discussions of Prototype Retirement Plans, above). The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. Contributions to a SEP-IRA by an employer are excluded from the employee's income rather than deducted from it. Elective deferrals made to an employee's SEP-IRA generally are excluded from his income in the year of deferral, but are included in wages for social security (FICA) and unemployment (FUTA) tax purposes. However, if the employee makes regular IRA contributions to his SEP-IRA, (other than elective deferrals), he can deduct them the same way as contributions to a regular IRA, up to the amount of his deduction limit. Investors should consult their tax advisers for further tax information including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

           The Fund has arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for SEP-IRAs using the Fund's shares as the underlying investment. Boston Safe Deposit and Trust Company will charge an acceptance fee of $10 for each new SEP-IRA and an annual maintenance fee of $15 for each year that a SEP-IRA is in existence. There is a $10 fee for each premature distribution. These fees will be deducted from the SEP-IRA account and may be changed by the Custodian upon 30 days' prior written notice.

           To establish a SEP-IRA, an employer and employee should complete the Weiss, Peck & Greer IRA application materials, as well as IRS Form 5305-SEP. Pursuant to IRS regulations, an investor may for seven days following establishment of a SEP-IRA revoke the SEP-IRA. Detailed information on SEP-IRAs, together with the necessary form of application and custodial agreement, is available from the Fund and should be studied carefully by persons interested in utilizing the Fund for SEP-IRA investments. Such persons should also consult their own advisers regarding all aspects of the Fund as an appropriate SEP- IRA investment vehicle.

SIMPLE RETIREMENT PLANS

           Effective for plan years after 1996, an employer may establish a SIMPLE retirement plan under new Section 408(p) of the Code. Under such plan, the employer may make contributions to individual retirement accounts established for each employee. Such individual retirement accounts must, by their terms, be limited to contributions under a SIMPLE retirement program. THE WEISS, PECK & GREER IRA IS NOT SO LIMITED AND MAY NOT BE USED TO FUND A SIMPLE RETIREMENT PROGRAM.

                              WEISS, PECK & GREER

                                  MUTUAL FUNDS

                                 Annual Report
                               December 31, 1996

                                 WPG TUDOR FUND
                           WPG GROWTH AND INCOME FUND
                                WPG GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                         WPG GOVERNMENT SECURITIES FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND

                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800 223-3332

WEISS, PECK & GREER MUTUAL FUNDS

Table of Contents

                 Chairman's Letter......................................1
                 Major Portfolio Changes................................3
                 Average Annual Total Return............................4
                 Ten Largest Holdings...................................9
                 Schedules of Investments
                       WPG Tudor Fund .................................11
                       WPG Growth and Income Fund .....................14
                       WPG Growth Fund ................................16
                       WPG Quantitative Equity Fund....................19
                       Weiss, Peck & Greer International Fund .........23
                       WPG Government Securities Fund .................26
                       WPG Intermediate Municipal Bond Fund ...........26
                       WPG Government Money Market Fund ...............29
                       WPG Tax Free Money Market Fund .................30
                 Statements of Assets and Liabilities..................36
                 Statements of Operations..............................38
                 Statements of Changes in Net Assets...................40
                 Notes to Financial Statements.........................42
                 Financial Highlights..................................50
                 Independent Auditors' Report..........................53

                 Growth
                 Objective: Maximum capital appreciation (intended primarily for institutional investors).

                 International
                 Objective: Long-term growth of capital.

                 Tudor
                 Objective: Capital appreciation.

                 Growth and Income
                 Objective: Long-term growth of capital and current income.

                 Quantitative Equity
                 Objective: Seeks to provide investment results that exceed the S & P 500.

                 Intermediate Municipal Bond
                 Objective: High current income consistent with relative stability of principal.
                            Exempt from Federal Income Tax.

                 Government Securities Fund
                 Objective: Current income.

               * Tax Free Money Market
                 Objective: Maximize current income with preservation of capital and liquidity.
                            Exempt from Federal Income Tax.

               * Government Money Market Fund
                 Objective: Maximize current income with preservation of capital and liquidity.

* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset | value per share, investments in these Funds are neither insured nor guaranteed by the U.S.
  Government. There can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.

DEAR SHAREHOLDER:

1996 was a year of mixed returns for the markets around the world.

DOMESTIC MARKETS
   The United States stock markets enjoyed another banner year in 1996. An environment characterized by slow growth, modest inflation, good profit reports, and a vibrant inflow of liquidity to domestic equity mutual funds all contributed to powerful stock market performance.

The stock market was fraught with volatility throughout the year. Early in the year, investors worried that the U.S. economy was too weak, and then became concerned that growth might get too strong over the remainder of the year. Fortunately, neither of these concerns turned out to be valid. Instead, economic growth remained moderate, keeping inflation subdued and the Federal Reserve Board from raising key short-term interest rates.

   The flow of money into mutual funds continued at a record pace. Equity oriented mutual funds received most of the new money, over $225 billion, topping the prior yearly record of $146.8 billion. Although these inflows may not continue to be as strong in 1997, it is noteworthy that money fund assets grew by over $300 billion between 1995-96 to total $900 billion.

   Many of the same worries that affected stock market investors early in the year plagued the bond markets, extending through the first nine months of the year. In the beginning of the fourth quarter, a round of economic numbers indicated solid but moderate growth and tame wage and salary inflation. This positive news led investors to drive down interest rates. When the Federal Reserve decided to leave interest rates unchanged, euphoria persisted until December, when there was a reversal in sentiment as consumer confidence rose and Fed Chairman Greenspan warned of asset overvaluation. The bond markets did an about face to close the year on a sour note.

   On the whole, 1996 was volatile and bearish for interest rates. To illustrate, the yield for the ten year T-Note began the year at 5.50%, rose to over 7% in July, and then fell back down to 6% in December. While the overnight bank borrowing rate, the fed funds rate, was steady at 5.25% for the last ten months of the year, all other yields across the U.S. Treasury interest rate curve rose. Yields for the two and five year T-Notes rose by 0.72% and 0.83% to close the year at 5.87% and 6.21%, respectively. At the same time, yields for the ten year T-Note and thirty year T-Bond rose by 0.85% and 0.69%, respectively, to 6.42% and 6.64%.

   As we enter 1997, there does not appear to be much change in the economic environment. Inflation continues to be benign, hence no major changes in monetary policy seem to be imminent. We expect moderate real economic growth of approximately 2 1/2% and interest rates between 6% and 7%, as measured by the thirty year U.S. Treasury Bond. Operating profits are expected to rise 6-7%.

   With little change in the external environment, the financial markets should continue to provide positive returns. However, history suggests that after two years of spectacular stock market gains, 1997 most likely will bring lower stock market returns combined with more volatility. We believe that stock selection will be increasingly important in this environment.

The S&P 500 is trading at 17x our estimate of 1997 earnings of $43.50 per share. An unweighted index such as the NYSE Index trades closer to 15x. This implies that there are many investment opportunities available away from the large cap blue chip issues that have dominated performance during the last two years. Indeed, we expect that small and medium capitalization stocks may outperform in the coming year, as has been the case in previous mature bull markets.

The P/E multiple relative to growth rate for small stocks is very compelling at this point. This, coupled with the fact that the strong U.S. dollar will dampen the earnings momentum of large multinational companies, supports our belief that small stocks may reassert market leadership.

   The bond market is still being affected by general investor wariness about economic growth and increases in inflation overall and wages particularly.

INTERNATIONAL MARKETS
    With the notable exception of Japan and a few S.E. Asian markets, the fourth quarter of 1996 provided good equity market returns around the world.

    In continental Europe, better bond prices and cuts in interest rates helped to push equity prices higher. Efforts to achieve European Monetary Union ("EMU") allowed narrower bond yield differentials relative to Germany and currency strength against the Deutsche mark. Most countries with the largest task of meeting European Monetary Union membership criteria tended to outperform.

   Economic news in the United Kingdom confirmed that the economy was experiencing a robust consumer led recovery, which prompted an interest rate rise in October. The equity market shrugged off this first step in monetary tightening and, with international interest supported by a strong currency, the equity market rose to a succession of new highs. In Japan growing concern about the pace of the economy and inconclusive election results depressed investor confidence. The yen also remained weak.

   In S.E. Asia there were some marked contrasts in performance. Hong Kong attracted interest as there were signs that economic policy in China was being eased. However, there were also some big market falls in Thailand and Korea, where economic difficulties worried investors.
   Looking forward, we are optimistic about the European stock markets. The Japanese market seems vulnerable and we expect further volatility in the coming months.

We are grateful for your confidence in Weiss, Peck & Greer over the past year. Our goal continues to do our best to help our shareholders achieve their investment goals. We wish you and your family good health and continued prosperity in the new year.

                                                    Sincerely,




                                                    /s/ Roger J. Weiss
                                                    Roger J. Weiss
                                                    Chairman of the Board
                                                    January 15, 1997

WEISS, PECK & GREER MUTUAL FUNDS

Major Portfolio Changes - Equity Funds - Quarter Ending December 31,1996
   - Unaudited


   Tudor                                        Growth and Income
   ------------------------------------         ------------------------------
   Additions                                    Additions
   ---------                                    ---------
   Advanced Fibre Communication Inc.            Baan Co. Convertible Bonds
   Amerin Corp.                                 4.500% Due 12/23/01
   Chesapeake Energy Corp.                      Bank of New York Inc.
   Gulf Canada Resources Ltd.                   Bristol-Myers Squibb Co.
   Industri-Matematik International Corp.       Dresser Industries Inc.
   International Network Services               First Data Corp.
   Komag Inc.                                   Home Depot
   Petroleum Geo Services ADR                   Price Costco Inc.
   Pizza Express                                3Com Corp.
   Twinlab Corp.
                                                 Deletions
   Deletions                                     ---------
   ---------
   AutoZone Inc.                                 Bay Networks Inc.
   CWM Mortgage Holdings Inc.                    Electronic Data Systems Corp.
   Envoy Corp.                                   Engelhard Corp.
   Gymboree Corp.                                Guess? Inc.
   Olsten Corp.                                  Hasbro Inc.
   RFS Hotel Investors Inc.                      Pharmacia & Upjohn Inc.
   Seagate Technology Inc.                       Rockshox Inc.
   Transnational Re Corp.
   United Waste Systems Inc.
   Vencor Inc.


   Growth                                       International
   ----------------------------------           ------------------------------
   Additions                                    Additions
   ---------                                    ---------


   Amerin Corp.                                Broken Hill Proprietary Co.
   Analog Devices Inc.                         Commerzbank AG
   Corrections Corp of America                 Hong Kong & China Gas
   Delia*s Inc.                                Hysan Development
   Fractal Design Corp.                        Japan Associated Finance
   Gulf Canada Resources                       Mayne Nickless Ltd.
   Petroleum Geo Services ADR                  Nissan Motor Co.
   Procom Technology                           Novartis AG
   Templeton Dragon Fund                       Shangri-La Asia
   Twinlab Corp.                               Winterthur

   Deletions                                   Deletions
   ---------                                   ---------
   AutoZone Inc.                               China Light & Power
   HCIA Inc.                                   CRA Ltd.
   LCC International Inc. Cl A                 Great Eagle Holdings
   Olsten Corp.                                Mitsubishi Convertible Bonds
   OM Group Inc.                               3.500% Due 3/31/04
   Orckit Communications Ltd.                  Northern Telecom Ltd.
   Peoples Choice TV Corp                      Pioneer International
   RFS Hotel Investors Inc.                    RWE AG
   United Waste Systems Inc.                   Suzuki Motor Co.
   Vencor Inc.                                 Telefonica de Espana
                                               Telefonos de Mexico ADR

WEISS PECK & GREER MUTUAL FUNDS

Average Annual Total Return


TUDOR FUND
Through year end 1996, the Tudor Fund has outperformed its relevant benchmarks for the one and five year periods. Positive contributions to the market's performance this year included the energy and technology areas. The Fund's holdings in these sectors outperformed the benchmark through positive stock selection. In the health care area, too, the Fund performed well. Looking forward, we are maintaining a significant overweight in technology believing that a period of strong growth lies ahead for these stocks as product demand continues to be strong. Within the health care area we will continue to emphasize biotechnology while introducing more service-oriented companies to the holdings. The investment environment for small cap stocks should remain favorable for the foreseeable future, and our outlook is for a period of outperformance against the large caps.

Beginning January 1, 1997 the Russell 2500 Growth Index will replace the Nasdaq Composite Index as one of the Fund's benchmarks. We believe the $1.4 billion weighted average capitalization of the Russell Index provides a more relevant comparison for the Fund than the Nasdaq Composite, which has a weighted average market capitalization of $18 billion.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                      1 year      5 years        10 years
                                      -----       -------        --------
TUDOR .............................   18.82%      12.51%         13.75%
NASDAQ.............................   22.71%      17.10%         13.98%
Lipper Cap. Appreciation Index.....   14.95%      12.92%         13.14%
Russell 2500 Growth Index..........   15.07%      12.47%         13.01%






GROWTH AND INCOME FUND
1996 was another very good year for the Fund which returned 24.4%. The financial and technology sectors were among the best performing groups during the year and the Fund was overweighted in each. Outperforming financial issues included: American Express, BankAmerica, Chase Manhattan and Citicorp. The leading technology issues were: Boeing, Cadence Design, Cisco, Intel and Oracle. Other top performing stocks included Coca-Cola, Duracell, General Electric, Monsanto, Philip Morris and Pfizer. Although 1997 may not be as exuberant in performance terms as 1995 and 1996, we still expect positive results for the year.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                      1 year      5 years        10 years
                                      -----       -------        --------
GROWTH AND INCOME..................   24.42%      14.23%         13.84%
S&P 500 Stock Index................   22.96%      15.22%         15.27%
Lipper Growth & Income Funds.......   20.78%      13.97%         13.23%


WEISS PECK & GREER MUTUAL FUNDS

Average Annual Total Return


GROWTH FUND
The WPG Growth Fund enjoyed strong performance against its benchmarks through year end 1996. The excellent return was driven by good stock selection in the areas of health care, energy and technology, where the Fund has also maintained a significant overweight. The positive contribution of the biotechnology stocks we owned buoyed our health care returns, while the market posted negative results for the sector. In the coming year, we will continue to emphasize technology since we believe these stocks will resume their market leadership. The moderate growth, low inflation environment we anticipate for the next year should favor small capitalization stocks whose valuations, at this juncture, are quite compelling.


[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                      1 year      5 years        10 years
                                      -----       -------        --------
GROWTH.............................   17.99%      11.57%         12.30%
Lipper Small Co. Growth Index......   14.51%      14.36%         13.18%
Wilshire Small Co. Growth Index....   13.88%      15.63%         13.02%
Russell 2500 Growth Index..........   11.26%      11.69%         10.88%






QUANTITATIVE EQUITY FUND
This year's extended and unusually powerful run in the market, coming at the end of a long economic cycle, was an extremely inhospitable environment for the Fund. The Fund's risk averse nature has caused it to lag the S&P 500 during this extended run. As we move into 1997, the focus of the strategy will remain risk control, and the Fund will maintain its positioning for a short, or extended correction in the market.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                                     since
                                      1 year      inception +
                                      -----       -----------
QUANTITATIVE EQUITY................   18.51%      15.93%

S&P 500 Stock Index................   22.96%      17.23%

+ Commencement of operations 1/1/93


WEISS, PECK & GREER

Average Annual Total Return


INTERNATIONAL FUND
Global equity markets enjoyed varying fortunes in 1996. The economic background was one of non-inflationary growth, with GDP expectations being revised up in the UK, down in Europe and S.E. Asia and up and then down in Japan. As a consequence, there was no particular reason to worry about interest rates being raised except in the UK. Indeed, rates came down in Europe, came down in the UK before being raised in October and were kept steady in Japan.

In the UK and Europe equity prices moved erratically in the first half of the year and then, undoubtedly assisted by a buoyant Wall Street, moved up sharply in the second half. Across Europe the theme of European Monetary Union dominated bond and currency markets and influenced equity market preference. Unfortunately this market environment did not translate too well to the Far East. Japan started the year well, encouraged by good GDP numbers but as economic growth seemed to fade again, as the problems of the banks resurfaced and as the yen weakened sharply, confidence in equities evaporated. The market fell steeply in the second half of the year. In S.E. Asia, Hong Kong and Taiwan produced good performances but these were some big falls in the Korea and Thailand markets.

The Fund suffered from too heavy a weighting in Japan although this was reduced during the year as the lack of any sustained improvement in the economy became apparent and as the prospects for the yen continued to deteriorate. Within the S.E. Asia portfolio an overweighting of Hong Kong throughout the year provided a positive contribution to performance although the benefit was offset in part by small exposures to Korea and Thailand. The UK weighting in the portfolio provided two benefits to performance, the first being the market gains, particularly later in the year, and the second being the strength of sterling. In Europe, there was rapid rotation of interest between markets as EMU, economic and political expectations ebbed and flowed, this making for a very difficult investment environment.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                                                   since
                                      1 year      5 years        inception +
                                      -----       -------        ---------
INTERNATIONAL (A)..................    4.62%       7.10%          3.94%
EAFE (Europe, Australia,
   Far East) Index.................    6.36%       8.48%          5.51%


+   Commencement of operations 6/1/89
(A) The Adviser waived its fee from inception of the Fund through 2/28/90 and has waived a portion of its fee fromthat date through October 19, 1994. Had the Adviser not done so, the total return for the five years ended 12/31/96 and from inception through 12/31/96 would have been lower.




WEISS, PECK & GREER MUTUAL FUNDS

Average Annual Total Return



WPG GOVERNMENT SECURITIES FUND
For the year ended December 31, 1996, Weiss, Peck & Greer's Government Securities Fund returned 3.85% versus 2.47% for the Morningstar General Government Bond universe average and 4.62% for the Fund's benchmark, the Lehman
Brothers  Intermediate   Government/Mortgage  Index.

Early in the year, the Government Securities Fund was underweight securities with intermediate range maturities relative to the Index as this area of the yield curve offered greater value than securities with short and long dated maturities. Initially, intermediates performed well causing Fund performance to lag. For most of the first half of the year, however, this underweight boosted the total return as intermediates underperformed.

During the second half the year, the Fund's yield curve positioning was brought back to neutral relative to the benchmark and, late in the year, its overall risk profile was structured defensively. The timing of the repositioning and a rally in the market during the fourth quarter adversely impacted performance compared to the benchmark.

In spread sectors, the Fund was overweight mortgage pass-throughs for most of the year. During the first three quarters, this sector was concentrated in current coupon pass-throughs and in the fourth quarter the focus was in premium coupons and adjustable rate mortgages. This overweight added to return throughout the year, particularly in the second quarter and in the fourth quarter.

As the new year begins, Fund management will continue to seek undervalued areas of spread sectors and yield curve structures using its quantitative models in order to enhance total return.


[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                      1 year      5 years        10 years
                                      -----       -------        --------
GOVERNMENT SECURITIES..............    3.85%       4.77%          7.03%
Lehman Intermed. Gov./MBS..........    4.92%       6.44%          8.14%
Morningstar Gen'l Gov. Bond Index..    2.47%       5.50%          6.91%


WEISS, PECK & GREER MUTUAL FUNDS

Average Annual Total Return


INTERMEDIATE MUNICIPAL
BOND FUND

The municipal market experienced the same volatility found in the treasury market, but unlike treasuries, municipal yields were able to come full circle to end the year essentially unchanged. During the year, the Fund maintained a relatively stable exposure to interest rate fluctuations, or a duration of approximately 5.25 years. Value was added through uncovering securities that provided good relative value in terms of their potential return versus the risk taken.


This  strategy  served   shareholders  well.  For  the  year,  the  Fund
outperformed the Lipper Intermediate Term Average and was barely eclipsed by the Lehman Brothers Index.

[Graph shown here]

                          Average Annual Total Return
                   (for the periods ended December 31, 1996)

                                                    since
                                         1 year     inception +
                                         -----      ---------
INTERMEDIATE MUNICIPAL BOND (B)........   4.20%       4.85%
Lehman Bros. 3-10 yr. Muni Bond Index..   4.38%       5.44%
Lipper Intermediate Muni Funds.........   3.70%       4.74%


+   Commencement of operations 7/1/93
(B) The Adviser waived its fee from inception of the Fund through October 19, 1994 and reimbursed certain other expenses. Had the Adviser not done so, the total return of the Fund for the year ended 12/31/96 and from inception through 12/31/96 would have been lower.



Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index and Russell 2500 Growth Index are measurements of changes in stock market conditions based on the average performance of U.S. growth oriented securities with a median market capitalization of approximately $220 million and $1.4 billion, respectively. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. Wilshire Asset Management indices are derived from the largest 2500 of the Wilshire 5000 Stock Index and is a broad based index. The Lehman Brothers Intermediate Government/Mortgage Backed Securities Index is a market weighted blend of all intermediate government issues (3-10 year maturities) and all mortgage securities. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. The NASDAQ Composite Index ("NASDAQ") is a broad based index of over-the-counter stocks prepared by the National Association of Securities Dealers, Inc. NASDAQ does not include dividend reinvestment. Indices are unmanaged groups of securities.

WEISS, PECK & GREER MUTUAL FUNDS

Ten Largest Holdings at December 31, 1996 *



                                          Market
                                          Value          Percent
Tudor Fund                               (000's)         of Fund
----------------------------------------------------------------


Informix Corp...............................$4,401         2.4%
QUALCOMM Inc.................................4,346         2.4%
Starbucks Corp...............................4,294         2.4%
Williams Sonoma Inc..........................3,372         1.9%
Just for Feet Inc............................3,360         1.9%
Heilig-Meyers Co.............................2,844         1.6%
Netscape Communications Corp.................2,673         1.5%
Wackenhut Corrections Corp...................2,536         1.4%
U.S. Robotics Corp...........................2,520         1.4%
Templeton Dragon Fund........................2,419         1.3%
                                        -----------    ---------
                                           $32,765        18.2%
                                        ===========    =========




                                                                                                           Percent
Growth and Income Fund
------------------------------------------------------------------


Intel Corp..................................$3,273         3.9%
General Electric Co..........................2,966         3.6%
American Express Co..........................2,825         3.4%
Merck & Co...................................2,774         3.3%
American International
  Group Inc..................................2,706         3.3%
Boeing Co....................................2,659         3.2%
Lilly Eli & Co...............................2,555         3.1%
Exxon Corp...................................2,450         3.0%
Colgate-Palmolive Co.........................2,306.        2.8%
Chase Manhattan Corp.........................2,231         2.7%
                                      -------------   -----------
                                           $26,745        32.3%
                                      =============   ===========


Growth Fund
----------------------------------------------------------------


Starbucks Corp..............................$1,431         2.3%
QUALCOMM Inc.................................1,396         2.2%
Informix Corp................................1,335         2.1%
Williams Sonoma Inc..........................1,146         1.8%
Heilig-Meyers Co...............................975         1.6%
Just for Feet Inc..............................919         1.5%
Mills Corp ....................................836         1.3%
Templeton Dragon Fund..........................806         1.3%
Adaptec Inc ...................................800         1.3%
America West Airlines Cl B.....................794         1.3%
                                        -----------    ---------
                                           $10,438        16.7%
                                        ===========    =========

Quantitative Equity Fund
-----------------------------------------------------------------


Exxon Corp..................................$4,341         4.2%
Royal Dutch Petroleum Co ADR ................3,347         3.3%
Pfizer Inc...................................2,080         2.0%
Mobil Corp...................................1,846         1.8%
Bristol-Myers Squibb Co......................1,762         1.7%
Columbia Healthcare Corp.....................1,750         1.7%.
Amoco Corp...................................1,542         1.5%
Pharmacia & Upjohn Inc.......................1,502         1.5%
Schlumberger Ltd.............................1,418         1.4%
Lilly Eli & Co...............................1,394         1.4%
                                      ------------- -----------
                                           $20,982        20.5%
                                      ============= ===========

International Fund
-----------------------------------------------------------------


Total 'B' Shares..............................$298         2.3%
Christian Dior.................................244         1.9%
Viag...........................................233         1.8%
Argentaria CMN.................................224         1.7%
Preussag AG....................................213         1.6%
Fiat Spa Ord...................................209         1.6%
Daimler Benz AG................................201         1.5%
K.L.M..........................................200         1.5%
Ericsson Tele B................................197         1.5%
Nestle.........................................196         1.5%
                                        -----------   ---------
                                            $2,215        16.9%
                                        ===========   =========


WEISS, PECK & GREER MUTUAL FUNDS

Ten Largest Holdings at December 31,1996* - continued

                                                                          Market
                                                                          Value      Percent
Government Securities Fund                                                (000's)    of Fund
--------------------------------------------------------------------------------------------


Government National Mortgage Association 8.500% Due 1/1/27...............$19,948      16.5%
Federal Farm Credit Bank Discount Note Due  1/17/97.......................19,203      15.9%
Federal National Mortgage Association 7.000% Due 1/1/11-1/1/26............17,002      14.1%
United States Treasury Note 6.375% Due 3/31/01............................11,240       9.3%
United States Treasury Note 7.000% Due 7/15/06............................11,158       9.2%
Government National Mortgage Association 7.500% Due 9/15/07-6/15/23.......10,741       8.9%
Government National Mortgage Association 7.000% Due 1/1/12................10,020       8.3%
Federal Home Loan Banks Discount Note Due 1/23/97......................... 9,937       8.2%
Federal Home Loan Banks Discount Note Due 1/7/97.......................... 9,916       8.2%
Federal National Mortgage Association Variable Rate Due 1/1/27............ 9,914       8.2%
                                                                       ----------  ---------
                                                                        $129,079     106.8%
                                                                       ==========  =========


Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------------------



Dallas Fort Worth Airport - FGIC Insured 7.750% Due 11/1/01............... $ 613       4.0%
Harris County Texas Flood District General Obligation Zero Coupon
 Due 10/1/06..............................................................   597       3.9%
Surry County North Carolina Pollution Control Financing
  Authority. 9.250% Due 12/1/02...........................................   586       3.9%
Cypress-Fairbanks Texas Independent School District 7.300% Due 2/15/07....   586       3.9%
Oklahoma County Single Family Refunded Zero Coupon Due 7/1/12.............   581       3.8%
Deer Park Texas Independent School District School Building  6.375%
  Due 2/15/07.............................................................   557       3.7%
Brunswick County Virginia Industrial Development Authority Correctional
  Facilities Lease MBIA Insured 5.650% Due 7/1/09.........................   513       3.4%
Hempfield Pennsylvania School District Refunding 6.700% Due 10/15/99......   503       3.3%
Virginia State University Virginia Commonwealth University Revenue
   Series B 4.900% Due 5/1/03.............................................   503       3.3%
St. John's County Florida Water & Sewer Revenue MBIA Insured 5.250%
   Due 6/1/10 ............................................................   500       3.3%
                                                                       ----------  ----------
                                                                          $5,539      36.5%
                                                                       ==========  ==========



* The composition of the largest securities in each portfolio is subject to change.





WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                  Value
of Shares                     Security                  (000's)
---------                     --------                  --------

                               TUDOR


              COMMON STOCKS (97.5%)
              Capital Goods
              Communications (11.5%)
     20,000 *+ADC Telecommunications Inc .............       $622
     13,000  +Advanced Fibre Communication
                  Inc ................................        723
     15,000  +Ascend Communications Inc ..............        932
     40,000  +AXENT Technologies  Inc.................        600
     35,000 #+Cascade Communications Corp ............      1,929
     37,500  +CellNet DataSystems Inc. ...............        548
     55,000  +FORE Systems Inc .......................      1,808
     12,000  +Geotel Communications Corp .............        156
     50,000  +Gilat Satellite Network Ltd ............      1,231
     55,000  +Itron Inc ..............................        976
     75,000  +Loral Space
                 Communications.......................      1,378
     20,000  +Network Computing Devices ..............        203
     10,000  +Pacific Gateway Exchange Inc ...........        365
     19,000  +Paging Network Inc .....................        290
     52,500 *+P-COM Inc ..............................      1,555
    109,000  +QUALCOMM Inc ...........................      4,346
     40,000  +Tekelec ................................        630
     35,000  +U.S. Robotics Corp .....................      2,520
                                                           ------
                                                           20,812
                                                           ------

              Computer Peripherals (2.0%)
     55,000  +Adaptec Inc. ...........................      2,200
     30,000  +Komag Inc ..............................        814
     10,800  +Kopin Corp .............................        128
     35,000  +Xionics Document Technology
                  Inc ................................        438
                                                            -----
                                                            3,580
                                                            -----
              Computer Software &
                  Services (15.8%)
      5,000  +Aspen Technology Inc ...................        401
     19,600  +Aurum Software Inc .....................        453
     43,500 #+Business Objects ADR....................        587
     40,000  +Check Point Software
                Technology ...........................        870
     10,000  +Checkfree Corp .........................        171
     19,100  +C/Net Inc ..............................        554
     65,000  +Dataworks Corp .........................      1,641
     25,000  +Desktop Data Inc .......................        481
     50,000  +Fractal Design Corp ....................        525
    105,000  +Hyperion Software Corp .................      2,231
     50,000  +Industri-Matematik
               International Corp ....................        656
    216,000  +Informix Corp ..........................      4,401
     35,000 #+INSO Corp...............................      1,391
     30,800  +Natural Microsystems Corp...............        970

Number                                                  Value
of Shares                     Security                  (000's)
---------                     -------                   ------

                         TUDOR (continued)


     47,000  +Netscape Communications
               Corp...................................     $2,673
     35,000  +Parametric Technology Corp..............      1,798
     12,500  +PeopleSoft Inc .........................        599
     50,000  +Planning Sciences ADR ..................        600
     79,500  +PLATINUM Technology Inc ................      1,083
    100,000  +Programmers Paradise Inc ...............        725
     64,000  +Raster Graphics Inc ....................        760
     40,000  +Security Dynamics Technology
                  Inc ................................      1,260
     17,500  +Segue Software Inc .....................        319
     15,000  +Summit Design Inc ......................        154
     50,000  +Sybase Inc .............................        834
     50,000  +Tecnomatix Technologies Ltd ............      1,325
     18,500  +Triteal Corp ...........................        393
     25,000  +Versatility Inc ........................        375
     12,000  +VideoServer Inc ........................        510
                                                            -----
                                                           28,740
                                                           ------


              Other Capital Goods (2.0%)
     30,000   AGCO Corp ..............................        859
     33,700  +American Superconductor Corp ...........        358
     56,700  +Amphenol Corp Cl A......................      1,262
     35,000  +ThermoQuest Corp .......................        451
     50,000  +Trident International Inc ..............        813
                                                           ------
                                                            3,743
                                                           ------
              Semi-Conductors & Related (1.7%)
      8,000  +Altera Corp ............................        581
     11,000  +Analog Devices Inc. ....................        373
     48,500  +Integrated Packaging Assembly
                Corp..................................        392
     20,000  +Uniphase Corp ..........................      1,050
     35,000  +Zoran Corp .............................        630
                                                            -----
                                                            3,026
                                                            -----
                                                           59,901
                                                           ------

              Consumer
              Biotechnology (9.6%)
     41,200  +AutoImmune Inc .........................        633
     35,000  +BioChem Pharmaceutical Inc .............      1,759
    249,750  +Biocircuits Corp .......................        726
     70,000  +Cambridge Neuroscience
                Inc (A) ..............................        790
     35,000  +Centocor Inc ...........................      1,251
     16,500  +Chirex Inc .............................        198
     50,000  +Cocensys Inc ...........................        287
     65,000  +Epitope Inc ............................        747



                        See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 -----

                         TUDOR (continued)


     60,000  +ESC Medical Systems Ltd. ...............     $1,530
      2,250  +Gensia Inc..............................         10
     45,800  +Genzyme Corp ...........................        326
     57,500  +Hemasure Inc ...........................        359
     82,500  +IBAH Inc ...............................        557
     75,000  +ImmuLogic Pharmaceutical Corp ..........        478
     15,000  +INCYTE Pharmaceuticals Inc .............        772
     58,000  +Metra Biosystems Inc ...................        276
     60,000  +Neopath Inc. ...........................      1,095
     57,500 #+North American Vaccine Inc .............      1,394
      2,800  +Parexel International Corp .............        145
     45,000  +Pathogenesis Corp ......................        979
     90,700  +Ribi Immunochem Research Inc. ..........        351
     38,000  +SangStat Medical Corp ..................      1,007
     90,000  +SEQUUS Pharmaceuticals Inc..............      1,440
     30,000  +Synaptic Pharmaceutical Corp ...........        360
                                                          -------
                                                           17,470
                                                          -------

              Health Care - Cost
                Containment (1.7%)
     52,000  +Access Health Inc ......................      2,327
     25,000   Omnicare Inc ...........................        803
                                                          -------
                                                            3,130
                                                          -------
              Health Care - Other (1.9%)
     65,500 #+Arterial Vascular Engineering
                 Inc .................................        819
     25,000  +Collaborative Clinical Research
                Inc...................................        269
     30,000 #+Complete Management Inc.................        386
     21,000  +Phycor Inc .............................        596
     60,000  +Resound Corp............................        428
     15,000  +Summit Medical Systems Inc .............        114
     40,000  +United Payors & United
                 Providers Inc .......................        550
     26,500  +Urocor Inc .............................        253
                                                          -------
                                                            3,415
                                                          -------

              Health Care -
                 Pharmaceuticals (1.4%)
    120,000  +Cadus Pharmaceutical Corp ..............      1,050
     20,000  +Dura Pharmaceuticals Inc. ..............        955
     22,750  +Guilford Pharmaceuticals Inc ...........        529
                                                          -------
                                                           2,534
                                                          -------
              Media- Cellular (1.3%)
     12,500  +Globalstar Telecommunications
                Ltd. .................................        788
     15,000  +Omnipoint Corp .........................        289
     50,000  +PT Pasifik Satelit Nusantara
                 ADR..................................        600

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

                         TUDOR (continued)


     57,500  +Western Wireless Corp Cl A .............       $798
                                                          -------
                                                            2,475
                                                          -------
              Media - Other (1.1%)
     63,000   Hollinger International  Inc Cl A.......        725
     51,400  +Intermedia Communications Inc ..........      1,324
                                                          -------
                                                            2,049
                                                          -------
              Media - Wireless Cable
                Television (1.0%)
     89,500  +American Telecasting Inc. ..............        515
     52,700  +Heartland Wireless
                 Communications Inc. .................        692
     39,500 #+Powerwave Technologies Inc. ............        578
                                                          -------
                                                            1,785
                                                          -------

              Restaurants (4.4%)
     35,000 *+Landry's Seafood Restaurants
                 Inc..................................        748
     20,000  +Papa John's International Inc ..........        675
     70,000   Pizza Express (B) ......................        632
     52,500 #+Planet Hollywood International
                 Inc..................................      1,037
    150,000  +Starbucks Corp .........................      4,294
     31,000   Wetherspoon J.D  .......................        621
                                                          -------
                                                            8,007
                                                          -------
              Retail (9.1%)
    107,500  +Friedman's Inc Cl  A ...................      1,586
     46,500  +Garden Botanika Inc ....................        558
    175,000   Heilig-Meyers Co. ......................      2,844
    128,000 #+Just for Feet Inc ......................      3,360
    130,500  +Penn Traffic Co ........................        473
     85,000  +PETsMART Inc ...........................      1,859
    198,000  +Sunglass Hut International Inc .........      1,436
     43,000  +Whole Foods Market Inc .................        968
     92,700  +Williams Sonoma Inc ....................      3,372
                                                          -------
                                                           16,456
                                                          -------

              Other Consumer (3.9%)
     25,000  +Cinar Films Inc  Class B ...............        650
     58,000  +Designer Holdings Ltd ..................        935
     18,600  +Family Golf Centers Inc ................        560
     40,000  +Gemstar International Group Ltd ........        700
     32,500  +Lithia Motors Inc-Cl A .................        362
     52,500   Royal Caribbean Cruises Ltd ............      1,227
     10,500 #+Sun International Hotels Ltd ...........        383
     50,000 #+Turbochef Inc ..........................      1,106
     90,500  +Twinlab Corp ...........................      1,097
                                                          -------
                                                            7,020
                                                          -------
                                                           64,341
                                                          -------


                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                -------

                         TUDOR (continued)


              Energy
              Oil Services (5.4%)
     35,000  +BJ Services Co .........................     $1,785
     35,000  +Energy Ventures Inc ....................      1,781
     17,000  +Falcon Drilling Inc ....................        667
     65,000  +Noble Drilling Corp ....................      1,292
     37,000  +Petroleum Geo Services ADR .............      1,443
     55,000  +Rowan Cos ..............................      1,244
     50,100  +Weatherford Enterra Inc ................      1,503
                                                          -------
                                                            9,715
                                                          -------

              Oil & Gas Exploration (3.4%)
     20,000  +Chesapeake Energy Corp .................      1,112
    250,000  +Gulf Canada Resources Ltd ..............      1,844
     32,500  +Nuevo Energy Co ........................      1,690
     45,000   Vintage Petroleum Inc ..................      1,553
                                                          -------
                                                            6,199
                                                          -------
                                                           15,914
                                                          -------


              Intermediate Goods & Services
              Basic Industries (2.2%)
     29,500   CalMat Co ..............................        553
     60,300   Huntco Inc Cl A ........................        889
     24,000   Intertape Polymer Group Inc ............        552
     19,500   OM Group Inc ...........................        527
    296,000  +Waxman Industries Inc ..................      1,443
                                                          -------
                                                            3,964
                                                          -------

              Business Services (7.8%)
     30,000  +Cambridge Technology
               Partners Inc ..........................      1,007
     72,000  +Checkpoint Systems Inc .................      1,782
     27,500  +Corrections Corp of America ............        842
     59,322  +Del Global Technologies Corp ...........        504
     65,000  +Digital Generation Systems Inc. ........        544
     35,000  +Emcor Group Inc ........................        455
     50,000  +Flextronics International Ltd...........      1,388
     20,000  +Hadco Corp .............................        980
     35,500  +International Network Services .........      1,072
     15,000  +MoneyGram Payment Systems ..............        199
     20,000  +QuickResponse Services Inc .............        570
     27,500  +Solectron Corp .........................      1,468
    126,800  +Wackenhut Corrections Corp .............      2,536
     48,750 #+Youth Services International Inc .......        743
                                                           -------
                                                           14,090
                                                          -------

              Environmental Services (0.2%)
      9,000  +Culligan Water Technologies
                 Inc..................................        365
                                                          -------



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                -------

                         TUDOR (continued)

                Infrastructure (1.4%)
    170,000   + AES China Generating Co Cl A ...........$2,168
    550,000     Hopewell Holdings Ltd .....................356
                                                    ----------
                                                         2,524
                                                    ----------

                Transportation (2.3%)
    115,000   + America West Airlines Cl B ..............1,826
     85,000   + Continental Airlines  Cl B...............2,401
                                                    ----------
                                                         4,227
                                                    ----------
                                                        25,170
                                                    ----------


                Interest Sensitive
                Banks (1.3%)
     50,000   + Dime Bancorp Inc ..........................737
     25,000     First Hawaiian Inc ........................875
     55,000   + RedFed Bancorp Inc ........................743
                                                    ----------
                                                         2,355
                                                    ----------

                Insurance (3.0%)
     35,000   + Amerin Corp ...............................901
     21,500     CapMAC Holdings ...........................712
     69,800     PXRE Corp ...............................1,728
     78,500     20th Century Industries .................1,325
     40,000     Western National Corp .....................770
                                                    ----------
                                                         5,436
                                                    ----------

                Other (0.9%)
    100,000   + Cadiz Land Inc ............................519
     20,000     Everen Capital Corp .......................447
    390,000     Peregrine Investment Holdings
                   Ltd ....................................668
                                                    ----------
                                                         1,634
                                                    -----------
                                                         9,425
                                                    -----------


                Real Estate Investment Trust
                Residential (1.2%)
     88,200     Mills Corp ..............................2,106
                                                    ----------

                Total Common Stocks
                 (Cost $129,512).......................176,857
                                                    ----------


                CLOSED END FUND (1.3%)
                   (Cost $2,072)
    150,000     Templeton Dragon Fund ...................2,419
                                                    ----------

                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal                                               Value
Amount                        Security                 (000's)
(000's)                       --------                 ------
------
                               TUDOR (continued)

              CONVERTIBLE PREFERRED
                 STOCKS (0.8%)
              Consumer
              Media-Cellular (0.8%)
     25,500   Globalstar Telecommunications
                Ltd. (B)..............................     $1,441
                                                           ------
              Capital Goods
              Other Capital Goods (0.0%)
      5,138   Advanced Promotion
                 Technologies Inc (A).................          1

              Total Convertible
                 Preferred Stocks
               Stocks (Cost $1,718)...................      1,442
                                                           ------

Principal
Amount
(000's)
--------      CONVERTIBLE BOND (0.4%)
              Intermediate Goods & Services
              Business Services (0.4%)
                 (Cost $625)
       $625   Youth Services International
                 7.000% Due 2/1/06 ...................        778
                                                           ------

Number of
Warrants
---------     WARRANTS (0.2%)
              Energy
              Oil Services (0.2%)
     10,000   B.J. Services Co Exp 4/13/00 ...........        269
                                                           ------
              Interest Sensitive
              Other (0.0%)
     75,000   Peregrine Investment  Holdings
                Ltd. Exp 5/15/98 .....................         24
                                                           ------

              Total Warrants
               (Cost $57).............................        293
                                                           ------
Principal
Amount
(000's)
--------      EURODOLLAR DEPOSIT (1.3%)
                 (Cost $2,402)
     $2,402   Sumitomo Bank Ltd.
                 5.875% Due 1/2/97 ...................      2,402
                                                           ------
              Total Investments (101.5%)
                (Cost $136,386).......................    184,191

                                                       Value
                                                       (000's)
                                                       -------
                       TUDOR (continued)


                Liabilities in Excess of
                   Other Assets (-1.5%)..................($2,821)
                                                    -------------


                Total Net Assets (100.0%)........       $181,370
                                                    =============

Number of
Contracts
                CALL OPTIONS WRITTEN
                (Premiums Received $39)
         50     ADC Telecommunications Inc.
                  2/97 @ 32.5 ................................10
         50     Landry's Seafood Restaurants, Inc.
                 1/97 @ 22.50 .................................3
         50     P-COM Inc. 1/97 @ 30  .........................8
                                                    ------------
                                                              21
                                                    ------------


+ Non-income producing security.
# Securities out on loan.
* Securities pledged in whole or in part for written options. (A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale. (B) SEC Rule 144A security. Such security has limited markets and is traded among "qualified institutional buyers."


Number                                              Value
of Shares                    Security               (000's)


                         GROWTH AND INCOME


                COMMON STOCKS (97.3%)
                Capital Goods
                Aerospace (4.9%)
     25,000     Boeing Co.................................$2,659
     15,000     Lockheed Martin Corp.......................1,372
                                                    ------------
                                                           4,031
                                                    ------------

                Computer Software &
                  Services (9.2%)
     40,000   + Cadence Design Systems Inc ................1,590
     20,000   + Cisco Systems Inc .........................1,272
     25,000     Intel Corp ................................3,273
     20,000   + 3Com Corp..................................1,468
                                                    ------------
                                                           7,603
                                                    ------------

                      See notes to financial statements






Number                                                  Value
of Shares                     Security                  (000's)
---------                     --------                  ------

               GROWTH AND INCOME (continued)


              Other Capital Goods (7.3%)
     30,000   General Electric Co ....................     $2,966
     60,000  +Checkpoint Systems Inc .................      1,485
     30,000   Xerox Corp .............................      1,579
                                                           ------
                                                            6,030
                                                           ------
                                                           17,664
                                                           ------

              Consumer
              Beverages (1.9%)
     30,000   Coca-Cola Co............................      1,578
                                                           ------

              Health Care (12.5%)
     35,000   American Home Products Corp. ...........      2,052
     12,000   Bristol-Myers Squibb Co.                      1,305
     35,000   Lilly Eli & Co .........................      2,555
     35,000   Merck & Co..............................      2,774
     20,000   Pfizer Inc .............................      1,658
                                                          ------
                                                           10,344
                                                          ------
               Restaurants ( 1.9%)
     35,000   McDonald's Corp. .......................      1,584
                                                          ------

              Other Consumer (9.2%)
     60,000   Carnival Corp ..........................      1,980
     20,000   Duracell International Inc .............      1,398
     20,000   Home Depot .............................      1,003
     18,000   Philip Morris Cos Inc. .................      2,043
     50,000  +Price Costco Inc........................      1,256
                                                           ------
                                                            7,680
                                                           ------
                                                           21,186
                                                           ------

              Other Consumer
              Consumer Cyclicals (4.6%)
     25,000   Colgate-Palmolive Co ...................      2,306
     30,000   Johnson & Johnson ......................      1,493
                                                           ------
                                                            3,799


              Intermediate Goods & Services
              Basic Industries (8.2%)
     30,000   Fluor Corp .............................      1,883
     40,000   Hercules Inc. ..........................      1,730
     50,000   Monsanto Co ............................      1,944
     27,000   Praxair Inc. ...........................      1,245
                                                           ------
                                                            6,802
                                                           ------
              Business Services (1.3%)
     30,000   First Data Corp.........................      1,095
                                                           ------
                                                            7,897
                                                           ------



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
-----                         --------                ------

                Natural Resources
                Energy & Related (8.2%)
     30,000     Amerada Hess Corp. .......................$1,736
     35,000     Dresser Industries Inc.....................1,085
     25,000     Exxon Corp ................................2,450
     15,000     Schlumberger Ltd ..........................1,498
                                                    ------------
                                                           6,769
                                                    ------------


                Real Estate Investment Trusts
                Commercial & Industrial (4.4%)
     40,000     Crescent Real Estate Equities
                   Inc.....................................2,110
     40,000     Duke Realty Investors Inc. ................1,540
                                                    ------------
                                                           3,650
                                                    ------------

                Health Care (1.1%)
     50,000     LTC Properties Inc ..........................925
                                                    -------------

                Residential (3.0%)
     50,000     Gables Residential Trust ..................1,450
     45,000     Mills Corp ................................1,074
                                                    ------------
                                                           2,524
                                                    ------------

                Shopping Centers (2.4%)
     20,000     JDN Realty Corp .............................553
     50,000     Urban Shopping Centers Inc. ...............1,450
                                                    ------------
                                                           2,003
                                                    ------------
                                                           9,102
                                                    ------------


                Interest Sensitive
                Banks (8.3%)
     20,000     BankAmerica Corp ..........................1,995
     17,900     Bank of New York Inc. .......................604
     25,000     Chase Manhattan Corp.......................2,231
     20,000     Citicorp ..................................2,060
                                                    -------------
                                                           6,890
                                                    -------------

                Insurance (3.3%)
     25,000     American International Group
                   Inc.....................................2,706
                                                    -------------

                Other (5.6%)
     50,000     American Express Co. ......................2,825
     50,000     Federal National Mortgage
                  Association..............................1,863
                                                    ------------
                                                           4,688
                                                    ------------
                                                          14,284
                                                    ------------
                Total Common Stocks
                  (Cost $57,563)..........................80,701
                                                    -------------


                      See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996


Principal
Amount                                                 Value
(000's)                       Security                 (000's)
------                        --------                 -------


         GROWTH AND INCOME (continued)

              CONVERTIBLE BOND (0.9%)
                (Cost $750)
              Computer Software &
                Services (0.9%)
       $750   Baan Co.
                4.500% Due 12/23/01 (B)...............       $752
                                                           ------

              EURODOLLAR DEPOSIT (1.7%)
                (Cost $1,425)
      1,425   Societe Genrale Bank
                5.350% Due 1/2/97.....................      1,425
                                                           ------

              Total Investments (99.9%)
                (Cost $59,738)........................     82,878

              Other Assets in Excess
                of Liabilities (0.1%).............             59
                                                           ------


              Total Net Assets (100.0%)...............    $82,937
                                                          =======



+   Non-incoming producing security
(B) SEC Rule 144A security. Such security has limited markets and is traded among "qualified institutional buyers."



Number                                                Value
of Shares                     Security                (000's)
--------                      -------                 ------

                               GROWTH


              COMMON STOCKS (97.9%)
              Capital Goods
              Communications (10.4%)
      6,500   ADC Telecommunications Inc .............       $202
      4,500   Advanced Fibre Communication
                Inc. .................................        250
      5,000   Ascend Communications Inc ..............        311
     10,500   Cascade Communications Corp ............        579
      9,300   CellNet DataSystems ....................        136
     20,000   FORE Systems Inc .......................        658
      7,500   Geotel Communications Corp .............         98
     20,000   Gilat Satellite Network Ltd ............        492
     17,000   Itron Inc ..............................        302
     30,000   Loral Space
                Communications .......................        551
     10,000   Paging Network Inc .....................        152




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     ---------               -------

                GROWTH (continued)


     12,500   + P-COM Inc ................................$370
     35,000 # + QUALCOMM Inc ............................1,396
     24,400   + Tekelec ...................................384
      9,000   + U.S. Robotics Corp ........................648
                                                    ----------
                                                         6,529
                                                    ----------

                Computer Peripherals (2.9%)
     20,000   + Adaptec Inc. ..............................800
      8,500   + Komag Inc .................................231
     20,200   + Kopin Corp ................................240
      7,000   + Seagate Technology Inc ....................276
     25,000   + Xionics Document Technology
                   Inc.....................................312
                                                    ----------
                                                         1,859
                                                    ----------

                Computer Software & Services (15.5%)
      6,500   + Aurum Software Inc ........................150
     12,500   + Business Objects ADR ......................169
     15,000   + Check Point Software
                 Technology ...............................326
      4,000   + Checkfree Corp .............................69
      7,000   + C/Net Inc .................................203
     11,500   + Desktop Data Inc ..........................221
      4,500   + Envoy Corp ................................169
     40,000 # + Fractal Design Corp .......................420
     32,500   + Hyperion Software Corp.....................691
     15,000   + Industri-Matematik
                 International Corp .......................197
     65,500 # + Informix Corp ...........................1,335
     12,500 # + INSO Corp .................................497
      7,000   + Natural Microsystems Corp..................221
     13,500   + Netscape Communications
                  Corp.....................................768
      9,000   + Parametric Technology Corp ................462
     20,000   + Planning Sciences  ADR ....................240
     25,000   + PLATINUM Technology Inc ...................341
     30,000 # + Procom Technology .........................285
     25,000   + Programmers Paradise Inc ..................181
     12,500   + Raster Graphics Inc .......................148
     13,500   + Security Dynamics Technology
                   Inc ....................................425
     12,500   + Segue Software Inc ........................228
      5,000   + Summit Design Inc ..........................51
     22,500   + Sybase Inc ................................375
     17,000   + Tecnomatix Technologies Ltd ...............451
      6,500   + Triteal Corp ..............................138
      7,500   + Versatility Inc ...........................112
     27,000   + Viasat Inc ................................243


                      See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     ---------               -------

                         GROWTH (continued)

      6,000  +VideoServer Inc ........................       $255
                                                            9,750
                                                           ------

             +Semi-Conductors & Related (2.3%)
      3,000  +Altera Corp ............................        218
      7,500  +Analog Devices Inc. ....................        254
     15,000  +Integrated Packaging Assembly
               Corp...................................        121
     11,500  +Uniphase Corp ..........................        604
     15,000 #+Zoran Corp .............................        270
                                                           ------
                                                            1,467
                                                           ------

              Other Capital Goods (2.5%)
     13,500   AGCO Corp ..............................        386
     26,500  +American Superconductor Corp ...........        282
     30,000  +Emcor Group Inc ........................        390
    300,000 #+Noise Cancellation
               Technologies  .........................        122
     12,500  +ThermoQuest Corp .......................        161
     15,000  +Trident International Inc ..............        244
                                                           ------
                                                            1,585
                                                           ------
                                                           21,190
                                                           ------


              Consumer
              Biotechnology (8.9%)
     20,500  +AutoImmune Inc .........................        315
     11,000  +BioChem Pharmaceutical  Inc ............        553
     15,000  +Biocircuits Corp .......................         44
     19,000  +Cambridge Neuroscience Inc .............        226
     18,000  +Chirex Inc .............................        216
     20,000  +ESC Medical Systems Ltd.................        510
     22,500  +Genzyme Corp ...........................        160
     24,375  +Gensia Inc .............................        113
     20,000  +Hemasure Inc ...........................        125
     27,500  +IBAH Inc ...............................        186
     20,000  +ImmuLogic Pharmaceutical Corp ..........        127
      6,000  +INCYTE Pharmaceuticals Inc .............        309
     10,000  +Metra Biosystems Inc ...................         47
     17,000  +Neopath Inc. ...........................        310
     24,500 #+North American Vaccine Inc .............        594
      1,000  +Parexel International Corp .............         52
     16,000  +Pathogenesis Corp ......................        348
     72,800  +Ribi Immunochem Research Inc. ..........        282
     60,606  +Ribi Immunochem Research
                Inc (A) ..............................        223
     10,000  +SangStat Medical Corp ..................        265
     24,600  +SEQUUS Pharmaceuticals Inc..............        394
     15,000  +Synaptic Pharmaceutical Corp ...........        180
                                                          -------
                                                            5,579
                                                           ------


Number                                                Value
of Shares                     Security                (000's)
--------                      --------                -------

                         GROWTH (continued)


              Health Care - Cost
                  Containment (1.8%)
     17,500  +Access Health Inc ......................       $783
     10,000   Omnicare Inc ...........................        321
                                                         -------
                                                            1,104
                                                         -------
              Health Care - Other (2.2%)
     15,000  +Arterial Vascular Engineering
                 Inc .................................        188
     10,000 #+Cardiothoraic Systems Inc ..............        185
      6,500  +Phycor Inc .............................        184
     57,500  +Summit Medical Systems Inc .............        438
     19,500  +United Payors & United
               Providers Inc..........................        268
     15,000  +Urocor Inc .............................        143
                                                          -------
                                                            1,406
                                                          -------
              Health Care - Pharmaceuticals (0.7%)
      7,500  +Dura Pharmaceuticals Inc. ..............        358
      4,500  +Guilford Pharmaceuticals Inc ...........        105
                                                          -------
                                                              463
                                                          -------
              Media - Cellular (2.1%)
      5,000  +Globalstar Telecommunications
                Ltd. .................................        315
     45,000  +Lightbridge Inc ........................        385
      7,500  +Omnipoint Corp .........................        144
     20,000  +PT Pasifik Satelit Nusantara ADR .......        240
     15,000  +Western Wireless Corp CL A .............        208
                                                          -------
                                                            1,292
                                                          -------
              Media - Other (1.9%)
      5,000 #+Brooks Fiber Properties ................        128
     10,500 # Hollinger International Cl A............        121
     14,500  +Intermedia Communications Inc ..........        373
     15,000  +Univision Communications Inc ...........        555
                                                          -------
                                                            1,177
                                                          -------
              Media - Wireless Cable
              Television (1.0%)
     25,000 #+American Telecasting Inc. ..............        144
     25,000 #+Heartland Wireless
               Communications  Inc....................        328
     12,500 #+Powerwave Technologies Inc. ............        183
                                                          -------
                                                              655
                                                          -------
              Restaurants (3.7%)
      9,000 *+Landry's Seafood Restaurants
                 Inc..................................        192
      6,000 #+Papa John's International Inc ..........        203
     14,550 #+Planet Hollywood International
               Inc....................................        287



                       See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 -----

                         GROWTH (continued)


     50,000 *+Starbucks Corp .........................     $1,431
     10,200   Wetherspoon J.D (B).....................        204
                                                          -------
                                                            2,317
                                                          -------
              Retail (10.5%)
     10,000  +Barnett Inc ............................        273
     19,500  +Delia*s Inc ............................        388
     45,000  +Friedman's Inc Cl A ....................        664
     25,000 #+Garden Botanika Inc ....................        300
     60,000   Heilig-Meyers Co. ......................        975
     35,000 #+ust for Feet Inc ......................        919
     35,000 #+Party City Corp ........................        595
     21,800  +Penn Traffic Co ........................         79
     25,000 #+PETsMART Inc ...........................        547
     70,000  +Sunglass Hut International .............        508
      8,500  +Whole Foods Market Inc .................        191
     31,500 #+Williams Sonoma Inc.....................      1,146
                                                          -------
                                                            6,585
                                                          -------

              Other Consumer (3.6%)
     20,000  +Barry R.G. Corp ........................        220
     19,000  +Designer Holdings Ltd ..................        306
      8,000 #+Family Golf Centers Inc ................        241
     15,000  +Gemstar International Group Ltd ........        263
     17,500  +Lithia Motors Inc-Cl A .................        195
     11,500   Royal Caribbean Cruises Ltd ............        269
      4,500  +Sun International Hotels Ltd ...........        164
     15,000 #+Trump Hotels & Casino Resorts ..........        180
     25,000  +Twinlab Corp ...........................        303
     12,231  +Veterinary Centers of America ..........        135
                                                           -------
                                                            2,276
                                                          -------
                                                           22,854
                                                          -------


              Energy
              Oil Services (3.9%)
      5,000  +BJ Services Co .........................        255
     10,000  +Energy Ventures Inc ....................        509
     12,000  +Falcon Drilling Co Inc .................        471
     24,000  +Noble Drilling Corp ....................        477
      7,500  +Petroleum Geo Services ADR .............        293
     15,000  +Weatherford Enterra Inc ................        450
                                                          -------
                                                            2,455
                                                          -------
              Oil & Gas Exploration (3.0%)
      4,500 #+Chesapeake Energy Corp .................        250
    100,000  +Gulf Canada Resources ..................        738
     11,000  +Nuevo Energy Co ........................        572
      9,000   Vintage Petroleum Inc ..................        311
                                                          -------
                                                            1,871
                                                          -------
                                                            4,326
                                                          -------


Number                                                Value
of Shares                     Security                (000's)
----------                    --------                 ------

                         GROWTH (continued)


              Intermediate Goods & Services
              Basic Industries (2.2%)
     15,000   Calmat Co ..............................       $281
     17,500   Huntco Inc Cl A ........................        258
     12,000   Intertape Polymer Group Inc ............        276
     15,000  +Polymer Group Inc. .....................        208
     69,800 #+Waxman Industries Inc ..................        340
                                                          -------
                                                            1,363
                                                          -------

              Business Services (7.9%)
    422,500 #+Advanced Promotion
               Technology Inc ........................          3
     10,500  +Cambridge Technology Partners
                  Inc ................................        352
     25,000 #+Checkpoint Systems Inc .................        619
     15,000  +Corrections Corp of America ............        459
     15,450  +Del Global Technologies Corp ...........        131
     20,000 #+Digital Generation Systems Inc. ........        168
     20,000  +Flextronics International Ltd...........        555
      7,500  +Hadco Corp .............................        368
     12,300  +International Network Services .........        332
     10,000  +MoneyGram Payment Systems ..............        132
     12,500  +QuickResponse Services Inc .............        356
     10,000  +Solectron Corp .........................        534
     35,000  +Wackenhut Corrections Corp .............        700
     15,000 #+Youth Services International Inc .......        229
                                                          -------
                                                            4,938
                                                          -------

              Environmental Services (0.3%)
      5,000  +Culligan Water Technologies ............        202
                                                          -------
              Infrastructure (1.2%)
     60,000  +AES China Generating Co Cl A ...........        765
                                                          -------

              Transportation (2.4%)
     50,000  +America West Airlines Cl B .............        794
     25,000 #+Continental Airlines Cl  B..............        706
                                                          -------
                                                            1,500
                                                          -------
                                                            8,768
                                                          -------

              Interest Sensitive
              Banks (1.4%)
     17,000  +Dime Bancorp Inc .......................        251
     10,000   First Hawaiian Inc .....................        350
     20,000  +Redfed Bancorp Inc .....................        270
                                                          -------
                                                              871
                                                          -------

              Insurance (3.3%)
     10,000  +Amerin Corp ............................        258
      7,000   CapMAC Holdings ........................        232



                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     -------                  ------

                         GROWTH (continued)


     25,000   PXRE Corp ..............................       $619
     35,500 # 20th Century Industries ................        599
     17,500   Western National Corp ..................        337
                                                          -------
                                                            2,045
                                                          -------

              Other (1.0%)
      8,000   CWM Mortgage Holdings Inc ..............        172
     10,000   Everen Capital Corp ....................        224
     10,000 #+Penn Treaty American Corp ..............        260
                                                          -------
                                                              656
                                                          -------
                                                            3,572
                                                          -------


              Real Estate Investment Trusts
              Residential (1.3%)
     35,000   Mills Corp .............................        836
                                                          -------

              Total Common Stocks
                  (Cost $53,598)......................     61,546
                                                          -------

              CLOSED END FUND (1.3%)
                  (Cost $697)
     50,000   Templeton Dragon Fund ..................        806
                                                          -------


              CONVERTIBLE PREFERRED
              STOCK (0.8%)
                 (Cost $425)
              Consumer
              Media - Cellular (0.8%)
      8,500   Globalstar Telecommunications
                Ltd. (B)..............................        480
                                                          -------

Principal
Amount
(000's)
              CONVERTIBLE BOND (1.0%)
              Intermediate Goods & Services
              Business Services (1.0%)
                  (Cost $500)
       $500   Youth Services International
                  7.000% Due 2/1/06 ..................        622
                                                          -------

              Total Investments (101.0%)
                  (Cost $55,220)......................     63,454

              Liabilities in Excess of
                  Other Assets (-1.0%)................       (615)
                                                          -------

              Total Net Assets (100.0%)...............    $62,839
                                                          =======


Number of                                             Value
Contracts                     Security                (000's)
--------                      --------                -------

                         GROWTH (continued)


              CALL OPTIONS WRITTEN
                (Premiums Received $21)
         15   Landry's Seafood, Inc.
                1/97 @  22.50.........................         $1
         75   Starbucks Corp 1/97 @ 35................          1
                                                          -------
                                                               $2
                                                          -------

+ Non-income producing security.
# Security out on loan.
* Security pledged in whole or in part for written options. (A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale. (B) SEC Rule 144A security. Such security has limited markets and is traded among "qualified institutional buyers."




Number                                                Value
of Shares                     Security                (000's)


                        QUANTITATIVE EQUITY


              COMMON STOCKS (99.8%)
              Capital Goods (8.3%)
      6,800   Boeing Co ..............................       $723
     10,700   McDonnell Douglas Corp .................        685
     11,700   Alco Standard Corp .....................        604
     29,400   Westinghouse Electric Corp .............        584
     10,900   Raytheon Co ............................        525
      7,000   Honeywell Inc. .........................        460
      6,000   Fluor Corp .............................        376
     36,500  +Novell Inc .............................        346
      6,100   Tyco International Ltd .................        323
      5,600   Dover Corp .............................        281
      5,000   Pitney Bowes Inc. ......................        273
      3,100   Raychem Corp ...........................        248
      5,600   Parker Hannifin Corp ...................        217
      9,800  +Apple Computer Inc .....................        205
      7,100  +Advanced Micro Devices Inc .............        183
      3,900   Owens Corning ..........................        166
      2,000   Northrop Grumman Corp ..................        165
      2,300   General Dynamics .......................        162
      3,600   General Signal Corp ....................        154
      1,900   Grainger WW Inc ........................        152
      3,734  +Lucas Varity PLC ADR ...................        142
      2,000   Harris Corp. ...........................        137
      3,800   Avery Dennison Corp ....................        134
      2,700   Harnischfeger Industries Inc. ..........        130
      3,700   Micron Technology Inc ..................        108
     14,700  +Unisys Corp ............................         99



                       See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 -------

              QUANTITATIVE EQUITY (continued)


      1,400  +FMC Corp ...............................        $98
      3,000   Great Atlantic & Pacific Tea ...........         96
      4,300   E&G Inc ................................         87
      3,600   Cincinnati Milacron Inc ................         79
      3,800   Moore Corp Ltd .........................         77
      2,100   Trinova Corp ...........................         76
      1,500   Thomas & Betts Corp ....................         67
      2,000   Harland Co. ............................         66
      1,300   Briggs & Stratton Corp .................         57
      6,230  +Navistar International Corp ............         57
      1,200   Timken Co. .............................         55
      1,200   Potlatch Corp...........................         52
      4,800  +Intergraph Corp ........................         49
      3,600   Giddings & Lewis Inc. ..................         46
                                                          -------
                                                            8,544
                                                          -------

              Consumer Durables (3.8%)
     17,850   Mattel Inc. ............................        495
      5,300  +3COM Corp ..............................        389
     10,600   Masco Corp .............................        382
      4,900   Eaton Corp .............................        342
      6,500   Whirlpool Corp .........................        303
      5,200   TRW Inc. ...............................        257
      5,400   Genuine Parts Co .......................        241
      7,000   Black & Decker Corp ....................        211
      5,200   Bausch & Lomb Inc ......................        185
      9,000   Maytag Corp ............................        178
      2,400   Armstrong World Industries Inc..........        167
      4,900   Echlin Inc. ............................        155
      7,200   Cooper Tire & Rubber Co.................        142
      2,900   Cummins Engine Inc .....................        133
      4,800   Stanley Works ..........................        130
      2,400   Snap-On Inc ............................         85
      2,000   BF Goodrich Co .........................         81
      2,000   Outboard Marine Inc. ...................         33
                                                          -------
                                                            3,909
                                                          -------


              Consumer Miscellaneous (0.5%)
     17,300   Service Corp International .............        484
      3,700  +ACNielsen Corp .........................         56
                                                          -------
                                                              540
                                                          -------


              Consumer Non - Durables (35.7%)
     25,100   Pfizer Inc .............................      2,080
     16,200   Bristol-Myers Squibb Co. ...............      1,762
     42,950   Columbia Healthcare Corp ...............      1,750
     37,895   Pharmacia & Upjohn Inc..................      1,502
     19,100   Lilly Eli & Co .........................      1,394
     23,400   American Home Products Corp. ...........      1,372

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              QUANTITATIVE EQUITY (continued)


     16,300   Eastman Kodak Co .......................     $1,308
      5,200   Unilever NV ADR.........................        911
     25,400  +Viacom Inc. Cl B .......................        886
     13,300   Schering-Plough Corp. ..................        861
     18,100   May Department Stores Co ...............        846
     12,600   Kellogg Co .............................        827
     10,700   Warner Lambert Co ......................        803
     16,400   Penney (J.C.) Co. ......................        799
     33,980   Archer Daniels Midland Co...............        748
     20,900   Albertsons Inc .........................        745
     18,100   Anheuser-Busch Cos Inc. ................        724
     22,200   Gap Inc. ...............................        669
     10,900   Nike Inc. Cl B .........................        651
     13,600   Dayton Hudson Corp .....................        534
     14,300   Heinz H J Co ...........................        515
      5,300   Colgate-Palmolive Co ...................        489
     14,900   UST Inc. ...............................        482
      6,400   Ralston Purina Co.......................        470
      7,400  +Boston Scientific Corp .................        444
      8,600   Conagra Inc  ...........................        428
      5,500   CPC International Inc. .................        426
      5,600   Gannet Inc .............................        419
     10,100   American Stores Co .....................        413
     22,410   The Limited Inc ........................        412
     37,400  +K mart Stores ..........................        388
      5,900   General Mills Inc ......................        374
      8,000  +Kroger Co ..............................        372
     11,100   Cognizant Corp .........................        366
      9,400   Quaker Oats Co .........................        358
     15,500  +Tenet Healthcare Corp ..................        339
      4,800   Pioneer Hi Bred International ..........        336
     10,500   Dillard Department Stores Inc.
                 Cl A ................................        324
      4,800   Avon Products Inc ......................        274
      7,600  +Federated Department Stores
                 Inc .................................        259
      5,700   Tandy Corp..............................        251
      6,500   New York Times Co Cl A .................        247
      5,200   Harcourt General Inc ...................        240
      5,300   International Flavors &
                 Fragrances Inc ......................        238
      5,400   Becton Dickinson & Co. .................        234
      5,900   Hasbro Inc .............................        229
      6,800   Winn Dixie Stores ......................        215
      4,800   Mallinckrodt Group Inc. ................        212
      4,400   Great Lakes Chemical Corp. .............        206
      4,800  +St. Jude Medical Inc. ..................        205
      4,300   TJX Cos Inc ............................        204
      4,400   McGraw-Hill Cos ........................        203
      4,900  +CVS Corp ...............................        202
      4,900   Rite Aid Corp. .........................        195




                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              QUANTITATIVE EQUITY (continued)


      5,400   Allergan Inc. ..........................       $192
      4,900   Liz Claiborne Inc. .....................        189
      8,600  +Woolworth Corp .........................        188
      2,300   Tribune Co. ............................        181
      1,800   Clorox Co. .............................        181
      3,600   Mercantile Stores ......................        178
      6,600  +ALZA Corp...............................        171
      3,900   Hershey Foods Corp .....................        171
      1,500   Philip Morris Cos. .....................        170
      2,500   VF Corp ................................        169
      3,800   Polaroid Corp ..........................        165
      3,800   Reebok International Ltd ...............        160
      4,400   Giant Food Inc Cl A ....................        152
      4,000  +Fruit of the Loom Inc ..................        151
      3,900   Knight-Ridder Inc ......................        149
      5,300   Bard (CR) Inc ..........................        148
      3,700   United States Surgical Corp ............        146
      4,900   American Greetings-Corp Cl A ...........        139
      3,200  +King World Productions Inc .............        118
      7,500   Biomet Inc..............................        113
      7,100  +Beverly Enterprises Inc.................         91
      1,600   Pennzoil Co. ...........................         90
      2,400   National Services Industries Inc .......         90
      5,200   McDermott International Inc ............         86
      3,000   Supervalu Inc. .........................         85
      3,100   Hilton Hotels Corp .....................         81
      1,600   Springs Industries Inc .................         69
      3,248   Jostens Inc ............................         69
     13,000  +Charming Shoppes Inc....................         66
      2,000   Russell Corp ...........................         60
      2,800   Coors (Adolph) Co Cl B .................         53
      1,000   Alberto Culver Co.......................         48
      2,700   Fleming Cos Inc ........................         47
        800   Longs Drug Stores Corp..................         39
      1,388  +Footstar Inc ...........................         35
      5,000  +Ryan's Family Steak Houses Inc .........         34
      3,400  +Transitional Hospitals Corp ............         33
      3,000   Stride Rite Corp .......................         30
      4,200  +Shoney's Inc ...........................         29
        800   Eastern Enterprises ....................         28
      1,400   Luby's Cafeterias Inc. .................         28
      1,400   Brown Group Inc ........................         26
                                                          -------
                                                           36,589
                                                          -------


              Energy (18.5%)
     44,300   Exxon Corp .............................      4,341
     19,600   Royal Dutch Petroleum Co ADR ...........      3,347
     15,100   Mobil Corp. ............................      1,846


Number                                                Value
of Shares                     Security                (000's)
--------                      --------                -------

              QUANTITATIVE EQUITY (continued)


     19,100   Amoco Corp .............................     $1,542
     14,200   Schlumberger Ltd .......................      1,418
      9,600   Texaco Inc .............................        942
     18,300   Phillips Petroleum Co. .................        810
      6,000   Atlantic Richfield .....................        796
     25,700   Occidental Petroleum Corp ..............        601
      7,700   Halliburton Co .........................        464
     18,600   USX-Marathon Group .....................        444
     12,200   Dresser Industries Inc .................        378
      6,800   Burlington Resources Inc ...............        343
      9,000   Baker Hughes Inc .......................        311
      6,046   CINergy Corp. ..........................        202
      7,300   Sun Co .................................        178
      2,000   Kerr McGee Corp ........................        144
      3,750   Williams Cos Inc .......................        141
      5,400  +Oryx Energy Co .........................        134
      2,300   Louisiana Land & Exploration Co ........        123
      2,700   Ashland Inc ............................        118
      4,100  +Rowan Cos ..............................         93
      5,500  +Santa Fe Energy Resources ..............         76
      1,300   Helmerich & Payne ......................         68
        700   NACCO  Industries Cl A .................         37
                                                          -------
                                                           18,897
                                                          -------

              Financial (5.4%)
     23,500   First Data Corp ........................        858
      3,200   General Re Corp ........................        505
      9,500   U.S. Bancorp ...........................        427
      4,200   Loews Corp .............................        396
      6,200   Chubb Corp .............................        333
      4,500   UNUM Corp ..............................        325
      7,200   National City Corp .....................        323
      4,300   Boatmen's Bancshares Inc ...............        277
      2,600   Marsh & McLennan Cos ...................        270
      3,700   Aon Corp ...............................        230
      3,500   Fifth Third Bancorp ....................        220
      3,400   St Paul Cos. Inc........................        199
      2,052   Aetna Inc ..............................        164
      2,900   Sherwin-Williams Co. ...................        162
      2,750   Jefferson-Pilot Corp ...................        156
      1,900   Transamerica Corp ......................        150
      1,800   Republic NY Corp .......................        147
      6,800   USF&G Corp .............................        142
      2,200   Torchmark Corp .........................        111
      3,150   Crane Co ...............................         91
      1,500   USLife Corp ............................         50
                                                          -------
                                                            5,536
                                                          -------



                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              QUANTITATIVE EQUITY (continued)


              Intermediate Goods
                & Services (15.1%)
     36,500   WMX Technologies, Inc. .................     $1,191
     14,200   Minnesota Mining &
                 Manufacturing Co ....................      1,177
      9,900   Kimberly-Clark Corp ....................        943
     10,900   Dow Chemical Co ........................        854
     13,200   Aluminum Company of America ............        841
     28,600   Barrick Gold Corp ......................        819
     15,000   Corning Inc ............................        694
     18,500   Browning Ferris Industries Inc. ........        486
     20,500   Placer Dome Inc ADR ....................        446
      7,900   Crown Cork & Seal Inc ..................        430
      8,892   Newmont Mining Corp ....................        398
      7,000   PPG Industries Inc. ....................        393
      7,000   W.R. Grace & Co.........................        362
      5,100   Phelps Dodge Corp ......................        344
      6,700   Nucor Corp .............................        342
      7,600   Champion International Corp. ...........        329
      7,163   International Paper Co. ................        289
      8,700   Inco Ltd ...............................        277
      5,700   Interpublic Group of Cos Inc ...........        271
     11,100   Dun & Bradstreet Corp ..................        264
     13,300   Engelhard Corp .........................        254
      3,100   Rohm & Haas Co .........................        253
      4,400   Reynolds Metals Co .....................        248
      3,500   Sigma Aldrich Corp .....................        219
      6,600   USX-U.S. Steel Group ...................        207
     14,500   Homestake Mining Co ....................        207
      6,000   Dow Jones & Co Inc .....................        203
      6,200   Westvaco Corp...........................        178
     14,900   Laidlaw Inc Cl B .......................        171
      7,335   Allegheny Teledyne Inc .................        169
      5,000   James River Corp of Virginia ...........        166
      5,000   Deluxe Corp ............................        164
      5,774  +Fresenius Medical  Care AG
               ADR....................................        162
      6,900   Cyprus Amax Minerals Co. ...............        161
      3,200   Union Camp Corp ........................        153
      2,600   Mead Corp ..............................        151
      6,800   Worthington Industries Inc. ............        123
     17,700   Echo Bay Mines Ltd .....................        117
      4,100   Ryder Systems Inc ......................        115
      7,700   Stone Container Corp ...................        115
      2,300   Shared Medical Systems Corp ............        113
      3,100   Nalco Chemical Co ......................        112
     12,200  +Bethlehem Steel Corp. ..................        110
      2,900   Ecolab Inc .............................        109
      4,300   Inland Steel Industries Inc ............         86
      4,700   Safety Kleen Corp ......................         77


Number                                                Value
of Shares                     Security                (000's)
----------                    --------                -------

              QUANTITATIVE EQUITY (continued)


      3,700   Ogden Corp .............................        $69
      2,600   Ball Corp ..............................         68
     10,300  +Armco Inc ..............................         42
                                                          -------
                                                           15,472
                                                          -------


              Miscellaneous Industrials (0.7%)
      3,400   Textron Inc ............................        320
      3,400   Millipore Corp .........................        141
      6,800   Viad Corp ..............................        112
      7,200   Dial Corp ..............................        106
                                                          -------
                                                              679
                                                          -------

              Public Utilities (9.7%)
     34,200   Sprint Corp ............................      1,364
     17,000   Enron Corp .............................        733
     28,600   Southern Co ............................        647
     19,500   US West Inc ............................        629
      9,200   Duke Power Co ..........................        428
      9,700   Texas Utilities Co .....................        395
     19,200   Edison International ...................        382
     17,700   Pacific Gas & Electric Co. .............        372
      7,400   FPL Group Inc. .........................        340
      7,700   American Electric Power Co .............        317
      6,400   Coastal Corp ...........................        313
      7,300   Dominion Resources Inc .................        281
      5,300   Sonat Inc. .............................        273
      9,300   Entergy Corp ...........................        258
      9,400   Unicom Corp ............................        255
     11,000   Houston Industries Inc..................        249
     11,900   Pacificorp .............................        244
      9,200   Central & South West Corp ..............        236
      3,300   Columbia Gas System Inc ................        210
      3,500   Consolidated National Gas Co ...........        193
      5,800   DTE Energy Co ..........................        188
      5,300   GPU Inc ................................        178
      4,500   Union Electric Co.......................        173
      5,700   Pacific Enterprises ....................        173
      6,700   PP & L Resources Inc ...................        154
      6,600   Ohio Edison Co .........................        150
      3,800   Bemis Inc ..............................        140
      2,900   Northern States Power Co................        133
      4,800   ENSERCH Corp ...........................        110
      6,500   Noram Energy Corp. .....................        100
     10,000  +Niagara Mohawk Power Corp...............         99
      2,100   Oneok Inc. .............................         63
      1,700   Nicor Inc. .............................         61
      2,200   PECO Energy Co .........................         56
                                                          -------
                                                            9,897
                                                          -------

                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              QUANTITATIVE EQUITY (continued)


              Transportation (2.1%)
      7,500   Burlington Northern Santa Fe
                 Corp ................................       $648
      6,900   Union Pacific Corp .....................        415
      4,000   Conrail Inc. ...........................        398
      7,102   Union Pacific Resources Group ..........        208
      8,700   Whitman Corp ...........................        199
      5,600   Caliber Systems Inc ....................        108
      4,000  +USAir Group Inc ........................         94
      3,100   Consolidated Freightways Inc ...........         69
      1,800  +Yellow Corp ............................         26
      1,550  +Consolidated Freightways Corp ..........         14
                                                          -------
                                                            2,179
                                                          -------
              Total Common Stocks
                (Cost $85,886)........................    102,242

              CONVERTIBLE PREFERRED
                 STOCK (0.1%) (Cost $53)
              Financial (0.1%)
        818   Aetna Inc 6.250% .......................         65
                                                          -------
              Total Investments (99.9%)
                (Cost $85,939)........................    102,307

              Other Assets in Excess
                Of Liabilities (0.1%).................        143
                                                          -------
              Total Net Assets (100.0%)...............   $102,450
                                                         ========

+ Non-income producing security.


Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

                           INTERNATIONAL


              COMMON STOCKS (98.0%)
              Australia (4.3%)
      8,800   Broken Hill Proprietary Co..............       $125
     11,700   Mayne Nickless Ltd......................         80
     10,200   National Australia Bank.................        120
     14,500   The News Corp ..........................         76
     22,000   Southcorp Holdings......................         70
     15,000   WMC Ltd ................................         95
                                                          -------
                                                              566
                                                          -------

              Austria (1.0%)
      1,190   OMV.....................................        134
                                                          -------
              Denmark (1.0%)
      2,400   Tele Danmark 'B' .......................        132
                                                          -------

Number                                                Value
of Shares                     Security                (000's)
---------                     -------                  ------

                     INTERNATIONAL (continued)


              France (9.1%)
      1,221   Alcatel Alsthom.........................        $98
      1,510   Christian Dior..........................        244
      1,134   Eaux (CIE Generales Des)................        141
      2,584   Havas...................................        181
      1,320   Rhone-Poulenc "A".......................         45
      1,206   Societe Generale........................        130
      3,669   Total "B" Shares........................        298
      2,400   Union Des Assurances De Paris...........         60
                                                          -------
                                                            1,197
                                                          -------

              Germany (7.1%)
      3,761   Commerzbank AG..........................         96
      2,920   Daimler Benz AG.........................        201
      3,860   Deutsche Bank...........................        180
        270   Henkel Pref.............................         13
        941   Preussag................................        213
        594   Viag....................................        233
                                                          -------
                                                              936
                                                          -------

              Hong Kong (7.6%)
     20,000   Citic Pacific...........................        116
     78,000   Giordano Holdings.......................         67
    140,000   Guandong Investment Ltd.................        135
     10,000   Hang Seng Bank..........................        121
     65,000   Hong Kong & China Gas...................        126
     25,000   Hysan Development.......................         99
     70,000   Shangri-La Asia ........................        104
     14,000   Smartone Mobile
                  Communications......................         27
      9,000   Sun Hung Kai Properties.................        110
     10,000   Swire Pacific A.........................         95
                                                          -------
                                                            1,000
                                                         -------

              Indonesia (0.1%)
     10,000   Jababeka Pt ............................         12
        115   Pt Telekomunikasi Indonesia ............          4
      2,000   Pt Telekomunikasi (Local) ..............          3
                                                          -------
                                                               19
                                                          -------
              Italy (3.0%)
     69,149   Fiat Spa Ord............................        209
     66,000   Istituto Nazionale Delle ...............         86
     21,250   Stet....................................         97
                                                          -------
                                                              392
                                                          -------

              Japan (25.6%)
      7,000   Asahi Bank Ltd..........................         62
      6,000   Asahi Chemical..........................         34
      2,200   Asatsu Corp.............................         70
      2,000   The Bank of Tokyo-Mitsubishi ...........         37
      7,000   Banyu Pharmaceutical....................         98

                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                Security                     (000's)
---------                --------                     ------

              INTERNATIONAL (continued)


        440   Canon Sales.............................        $10
      1,400   Circle K Japan Co. .....................         60
      3,000   Eisai Co................................         59
     10,000   Hankyu Corp.............................         50
     10,000   Hitachi ................................         93
     22,000   Hitachi Zosen...........................         85
     15,000   Itochu Corp.............................         81
      1,000  +Japan Associated Finance ...............         79
      8,000   JGC Corp................................         60
      6,000   Matsushita Electric.....................         98
     15,000   Mitsubishi Heavy Industries.............        119
     13,000   Mitsubishi Motor Corp...................         95
      7,000   Mitsui Fudosan..........................         70
      5,000   Mycal Corp..............................         73
      3,000   NEC Systems.............................         60
     16,000   Nippon Express..........................        110
     25,000   Nippon Steel............................         74
         12   Nippon Tel &Tel Corp....................         91
        390   Nippon Television Network...............        118
     14,000   Nissan Motor Co.........................         81
      8,000   Nomura Securities.......................        120
     10,000   NTN Corp................................         54
      9,000   Obayashi................................         61
      5,000   Omron Corp..............................         94
     18,000   Osaka Gas...............................         49
      6,000   Ricoh...................................         69
      1,000   Rohm....................................         66
      8,000   Seiyo Food Systems......................         71
      5,000   Shin-Etsu Chemicals Co..................         91
      5,000   Showa Shell Sekiyo......................         42
        700   Sony Corp...............................         46
      6,000   Sumitomo Bank...........................         87
     10,000   Sumitomo Marine & Fire
                  Insurance...........................         62
     17,000   Sumitomo Osaka Cement................ ..         56
     10,000   Sumitomo Trust & Bank...................        100
     15,000   Tokyo Department Stores.................         68
      5,000   Tokyo Style.............................         70
     10,000   Toray Industries........................         62
      2,000   Tostem Corp.............................         55
     10,000   Victor Co of Japan......................         99
     10,000   Yokogawa Electric Corp..................         86
                                                          -------
                                                            3,375
                                                          -------

              Malaysia (3.6%)
     34,000   Diversified Resource....................        126
     20,000   Leader Universal Holding................         42
      4,000   Ligkaran Trans Kota Holdings ...........          8
      8,000   Malayan Banking.........................         89
     19,000   Malaysian Airline Systems..............          49
     16,000   Resorts World...........................         73
     10,000   Telekom Malaysia........................         89
                                                          -------
                                                              476
                                                          -------

Number                                                Value
of Shares           Security                          (000's)
---------           ----------                        ------

              INTERNATIONAL (continued)


              Netherlands (5.4%)
      7,085   Elsevier................................       $120
      7,104   K.L.M...................................        200
      4,615   Philips Electronics.....................        187
        815   Royal Dutch Petroleum...................        143
        300   Unilever NV.............................         53
                                                          -------
                                                              703
                                                          -------

              Singapore (1.7%)
     14,000   Keppel Corp Ord.........................        109
      5,500   Overseas-Chinese
                  Banking Corp........................         69
      5,000   Singapore International Airlines .......         45
                                                          -------
                                                              223
                                                          -------

              South Korea (0.1%)
         74   Samsung Electronics GDS
                  (voting) (B)........................          3
        721   Samsung Electronics GDS
                  (non-voting) (B)....................         11
                                                          -------
                                                               14
                                                          -------
              Spain (2.4%)
      5,002   Argentaria CMN..........................        224
      2,500   Repsol..................................         96
                                                          -------
                                                              320
                                                          -------

              Sweden (2.1%)
      6,368   Ericsson Tele B ........................        197
      1,769   Pharmacia...............................         73
                                                          -------
                                                              270
                                                          -------

              Switzerland (4.7%)
         50   ABB AG..................................         62
        183   Nestle..................................        196
        160  +Novartis AG.............................        183
        300   Winterthur..............................        174
                                                          -------
                                                              615
                                                          -------

              United Kingdom (19.2%)
     33,000   ASDA Group..............................         70
      8,013   Barclays ...............................        137
      4,850   Bass Ord................................         68
      8,630   BBA Group...............................         52
      3,762   British Aerospace.......................         83
      6,653   British Airways.........................         69
     12,085   British Petroleum.......................        145
     10,800   British Telecomm........................         73
      6,779   Compass Group...........................         72
      6,758   Dixons Group............................         63
      5,600   Emap....................................         71
      5,400   General Accident........................         71
     14,275   General Electric........................         93

                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Number                                                Value
of Shares                     Security                (000's)
---------                     --------                 ------

              INTERNATIONAL (continued)


      3,972   GKN.....................................        $68
      5,500   Glaxo Welcome...........................         89
      4,750   Granada Group...........................         70
      7,300   Hays....................................         70
      6,303   HSBC Holdings...........................        141
      5,743   Kingfisher..............................         62
      6,334   Next....................................         62
      8,500   Prudential Corp.........................         72
      5,550   Reuters.................................         71
      8,179   Scottish & Newcastle Breweries... ......         96
      7,845   Shell Transport & Trading...............        136
      5,400   Smith Industries........................         74
      5,500   Smithkline Beecham......................         76
      5,670   Standard Chartered Bank.................         70
     17,577   Tomkins.................................         81
     12,000   Williams Holding........................         71
      9,150   Wolseley................................         72
      2,906   Zeneca Group............................         82
                                                          -------
                                                            2,530
                                                          -------
              Total Common Stocks
                (Cost $12,261)........................     12,902
                                                          -------
Number of
Warrants
--------      WARRANTS (0.1%)
              Japan (0.1%)
              (Cost $51)
         30  +Yodogawa Steel Works................ ...         12
                                                          -------

Principal
Amount
(000's)
-------      CONVERTIBLE BONDS (1.0%)
              Japan (1.0%)
              (Cost $131)
     $3,000   Fuji International Finance
                  0.250% Due 2/1/02...................         26
        100   Mitsubishi Bank
                  3.000% Due 11/30/02.................        106
                                                          -------
                                                              132
                                                          -------
              U.S. TREASURY SECURITY (1.5%)
                (Cost $200)
        200   U.S. Treasury Bill
                  4.954%  Due 1/9/97..................        200
                                                          -------
              Total Investments (100.6%)
                (Cost $12,643)........................     13,246

              Liabilities in Excess of
                  Other Assets (-0.6%)................        (85)
                                                          -------
              Total Net Assets (100.0%)...............    $13,161
                                                          =======


              INTERNATIONAL (continued)


+   Non-incoming producing security.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualfied institutional buyers".




              International Fund
              Industry Concentrations
% of Net
Assets
       13.4%  Banks...................................     $1,769
        7.4%  Electronics.............................        981
        5.8%  Automotive..............................        764
        5.5%  Energy..................................        722
        5.4%  Telecommunications......................        713
        5.0%  Drugs...................................        660
        4.8%  Natural Resources.......................        630
        4.6%  Transportation..........................        608
        4.0%  Insurance...............................        524
        3.8%  Food & Beverage.........................        503
        3.7%  Conglomerates...........................        490
        3.5%  Retail..................................        462
        3.1%  Business Services.......................        405
        2.9%  Media...................................        376
        2.5%  Financial Services......................        326
        2.3%  Metal & Metal Products..................        299
        2.2%  Real Estate.............................        292
        2.2%  Utilities...............................        286
        2.1%  Engineering.............................        280
        1.9%  Construction............................        252
        1.9%  Consumer Non-Durables...................        244
        1.5%  Publishing..............................        191
        1.5%  Manufacturing...........................        191
        1.4%  Holding Companies.......................        186
        1.4%  Chemicals...............................        183
        1.3%  Leisure.................................        177
        1.3%  Machinery...............................        173
        1.2%  Aerospace/Defense.......................        156
        0.5%  Consumer Durables.......................         71
        0.5%  Consumer Services.......................         70
        0.5%  Basic Industries........................         62
      -----                                               -------
       99.1%  Total Stocks, Bonds & Warrants..........     13,046
        1.5%  Short Term Investments..................        200
      ------                                              -------
      100.6%  Total Investments.......................     13,246
              Liabilities in Excess of Other
       -0.6%      Assets..............................        (85)
      -----                                               -------
      100.0%  Total Net Assets........................    $13,161
      =====                                               =======

                        See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                -------


              GOVERNMENT SECURITIES


              U.S TREASURY & GOVERNMENT
              AGENCY SECURITIES (147.7%)
              U.S. Treasury Securities (32.5%)
              U.S. Treasury Notes
     $8,390   5.125% Due 2/28/98......................     $8,336
        610   5.875% Due 4/30/98......................        611
      1,870   6.125% Due 5/15/98......................      1,879
      6,045   5.875% Due 10/31/98.....................      6,044
     11,165   6.375% Due 3/31/01......................     11,240
     10,740   7.000% Due 7/15/06......................     11,158
                                                          -------
              Total U.S. Government Securities
                 (Cost $39,260).......................     39,268
                                                          -------
              U.S. Government Agencies (115.2%)
              Mortgage Related (62.9%)
              Federal Home Loan Mortgage
              Corporation (FREDDIE MAC) (1.3%)
      1,537 * 7.000% Due 5/1/09.......................      1,543
                                                          -------
              Federal National Mortgage
              Association (FANNIE MAE) (24.1%)
      1,926 * 9.000% Due 11/1/10......................      2,040
     17,254 * 7.000% Due 1/1/11-1/1/26................     17,002
        195 * 6.500% Due 5/1/11-3/1/26 ...............        186
      9,970   Variable Rate
                 Due 1/1/27(C) (++)...................      9,914
                                                          -------
                                                           29,142
                                                          -------
              Government National Mortgage
              Association (GINNIE MAE) (37.5%)
     10,579 * 7.500% Due 9/15/07-6/15/23..............     10,741
      9,980   7.000% Due 1/1/12 (C)...................     10,020
      2,852 * 8.000% Due 2/15/17-9/15/17..............      2,952
      1,568 * 9.000% Due 6/15/21......................      1,672
     19,250   8.500% Due 1/1/27 (C)...................     19,948
                                                          -------
                                                           45,333
                                                          -------
              Total Mortgage Related
                 Securities...........................     76,018
                                                          -------
              Non-Mortgage Related (52.3%)
              Federal Farm Credit Bank (22.5%)
      6,000   Discount Note Due 1/7/97................      5,995
      2,000   Discount Note Due 1/8/97................      1,998
     19,250   Discount Note Due 1/17/97...............     19,203
                                                          -------
                                                           27,196
                                                          -------
              Federal Home Loan Banks (22.4%)
      7,250   Discount Note Due 1/6/97................      7,245
      9,925   Discount Note Due 1/7/97................      9,916
      9,970   Discount Note Due 1/23/97...............      9,937
                                                          -------
                                                           27,098
                                                          -------

Principal
Amount                                                Value
(000's)                       Security                (000's)


         GOVERNMENT SECURITIES (continued)


              Tennessee Valley Authority (7.4%)
     $8,800   5.980% Due 4/1/36.......................     $8,915
                                                          -------
              Total Non Mortgage Related
                Securities............................     63,209
                                                          -------
              Total U.S. Government Agencies
                 (Cost $139,047)......................    139,227
                                                          -------
              Total Investments (147.7%)
                 (Cost $178,307)......................    178,495
                                                          -------
              Liabilities in Excess of
                 Other Assets (-47.7%)................    (57,691)
                                                          -------
              Total Net Assets (100.0%)...............   $120,804
                                                         ========

* Securities pledged in whole or in part as collateral for when issued securities.
(C)  Securities purchased on a when issued basis.
(++) Coupon indexed to Cost of Funds Index ("COFI").
     (COFI is the Cost of Funds Index for the 11th District Federal Home Loan Bank. It measures the average cost of funds for savings institutions in Arizona, California and Nevada).




Principal
Amount                                                Value
(000's)                       Security                (000's)
------                        -------                  ------

             INTERMEDIATE MUNICIPAL BOND


              Alaska (0.7%)
       $100   Alaska State Housing
                  Financial Corporation
                  Mortgage Program 1st Series
                  6.800% Due 12/1/99..................       $104

              Arizona (0.7%)
        100   Pinal County Arizona
                  Industrial Development Authority
                  Pollution Control Revenue
                  5.000% Due 12/1/09 (D)..............        100

              Colorado (1.9%)
        100   Adams County Colorado
                  School District  No. 12 Series D
                  General Obligation
                  MBIA Insured
                  5.450% Due 12/15/06.................        105



                        See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 ------

   INTERMEDIATE MUNICIPAL BOND (continued)


        $45   Brighton Colorado
                  General Obligation
                  FGIC Insured
                  Zero Coupon Due 12/1/00.............        $38

        150   Westminster Colorado Multifamily
                  Wexford Apartments Project
                  5.350% Due 12/1/25..................        153

              Connecticut (0.4%)
         50   Stratford Connecticut General
                  Obligation FGIC Insured
                  7.000% Due 6/15/04..................         57

              District of Columbia (1.9%)
        300   District of Columbia
                  General Obligation
                  5.000% Due 6/1/01...................        294

              Florida (3.3%)
        500   St. John's County Florida
                  Water & Sewer Revenue
                  MBIA Insured
                  5.250% Due 6/1/10...................        500

              Georgia (3.0%)
        400   Georgia State Series D
                  6.700% Due 8/1/10...................        461

              Illinois (9.8%)
        175   Berkeley Illinois Industrial
                 Development Revenue
                  Walgreen Company
                  Project Series A
                  6.250% Due 12/1/98..................        177

        500   Chicago Illinois
                  General Obligation
                  MBIA Insured
                  5.000% Due 1/1/08...................        494

        240   Chicago Illinois
                  Water Revenue Refunding
                  AMBAC Insured
                  5.600% Due 11/1/04..................        251

        100   Cook & DuPage Counties, Illinois
                  Combined School District - B
                  FGIC Insured
                  Zero Coupon Due 12/1/05.............         63

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 ------

   INTERMEDIATE MUNICIPAL BOND (continued)


       $398   Illinois Health Facilities Authority
                  Revenue Series A MBIA Insured
                  7.900% Due 8/15/03..................       $408

        100   Illinois State General Obligation
                  5.700% Due 6/1/98...................        101

              Indiana (3.1%)
        445   La Porte Indiana Economic
                  Development Revenue
                  Boise Cascade Corp. Project
                  Escrowed to Maturity
                  7.375% Due 6/1/01 ..................        476

              Iowa (0.7%)
        100   Iowa Student Loan Liquidity
                  6.450% Due 3/1/02...................        107

              Kentucky (1.2%)
        190   Dayton Kentucky Elderly
                  Housing Speers Court
                  5.350% Due 9/1/05...................        191

              Massachusetts (4.9%)
        250   Massachusetts Bay
                  Transportation Authority
                  General Transportation System
                  5.300% Due 3/1/05...................        258

        500   Massachusetts State
                  Consolidated Loan Series D
                  General Obligation
                  5.250% Due 11/01/12.................        488

              Michigan (1.8%)
        240   Michigan State Building Authority
                  Chippewa Correctional Facilities
                  Escrowed to Maturity
                  7.250% Due 10/1/04..................        278

              Minnesota (2.6%)
        380   Minnesota State Housing
                  Authority - Single Family
                  Mortgage Revenue
                  8.375% Due 2/1/15...................        392

              Nebraska (0.5%)
         70   Nebraska Investment Finance
                  Authority Single Family
                  Mortgage  Series C
                  6.500% Due 9/15/14..................         72



                        See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      -------                  ------

                     INTERMEDIATE MUNICIPAL BOND (continued)


              Nevada (1.1%)
       $150   Nevada State Muni Bond
                  Bank Project 38-39A
                  Escrowed to Maturity Refunded
                  6.400% Due 7/1/05...................       $164

              New Jersey (4.0%)
        345   Arlington Arms Financing Corp.
                  New Jersey Mortgage Revenue
                  Arlington Arms Apartments
                  10.250% Due 3/1/25..................        353

        245   Gateway New Jersey Housing
                  Development Corporation
                  Revenue Bond Section 8
                  10.500% Due 8/1/25..................        253

              New York (3.4%)
        175   Franklin County New York
                  Solid Waste Management
                  Authority 6.125% Due 6/1/09.........        191

        100   Hempstead Town New York
                   General Obligation, Series B
                   AMBAC Insured
                   6.500% Due 1/1/12..................        111

        210   New York State Medical Care
                  Facilities Finance Agency Revenue
                  7.875% Due 2/15/07..................        219

              North Carolina (3.9%)
        500   Surry County North Carolina
                  Industrial Facilities
                  9.250% Due 12/1/02..................        586

              Ohio (0.2%)
        225   Ohio Housing Financing Agency
                  Single Family Mortgage
                  Series 1985A (FGIC Insured)
                  Zero Coupon Due 1/15/15.............         37

              Oklahoma (5.7%)
         55   Enid Oklahoma Hospital
                  Authority (St. Mary's Hospital)
                  Escrowed to Maturity
                  8.000% Due 7/1/98...................         56


Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                     INTERMEDIATE MUNICIPAL BOND (continued)


     $1,625   Oklahoma County
                  Oklahoma Home Finance Authority
                  Single Family Refunding
                  Prerefunded
                  Zero Coupon Due 7/1/12..............       $581

        200   Tulsa Oklahoma Metropolitan
                  Utility Authority Revenue
                  7.000% Due 2/1/03...................        223

              Pennsylvania (5.2%)
         25   Delaware County Pennsylvania
                  General Obligation
                  7.000% Due 12/1/97..................         25

        500   Hempfield  Pennsylvania
                  School District Refunding
                  6.700% Due 10/15/99.................        503

        250   Pennsylvania State Industrial
                  Development Authority
                  AMBAC Insured
                  5.800% Due 7/1/09...................        264

              South Carolina (5.2%)
        500   Piedmont Municipal Power Agency
                  FGIC Insured
                  6.125% Due 1/1/07...................        537

        230   Piedmont Municipal Power Agency
                  South Carolina Electric Refunding
                  Escrowed to Maturity MBIA Insured
                  6.250% Due 1/1/09...................        252

              Texas (20.7%)
        500   Cypress-Fairbanks Texas
                  Independent School District
                  7.300% Due 2/15/07..................        586

        540   Dallas Fort Worth Airport FGIC Insured
                  7.750% Due 11/1/01..................        613

        500   Deer Park Texas Independent
                  School District  School Building
                  6.375% Due 2/15/07..................        557

      1,100   Harris County Texas Flood District
                  General Obligation
                  Zero Coupon Due 10/1/06.............        597







                        See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 ------

                     INTERMEDIATE MUNICIPAL BOND (continued)


       $100   Garland Texas Independent
                  School District Series  A
                  General Obligation
                  Zero Coupon Due 2/15/99.............        $91

        265   Lower Colorado River Authority
                  Prerefunded Revenue
                  6.250% Due 5/1/07...................        291

        400   Texas Municipal Power
                  Agency - MBIA Insured
                  5.500% Due 9/1/10..................         407

              Utah (2.9%)
        380   Salt Lake City Utah Water Conservancy
                       District Revenue Refunding Series A
                  Escrowed to Maturity
                  10.875%  Due 10/1/02...........             445

              Virginia (6.8%)
        500   Brunswick County Virginia
                  Industrial Development Authority
                  Correctional Facilities Lease
                  MBIA Insured
                  5.650% Due 7/1/09...................        513

        100   Virginia State Housing
                  Development Authority
                  Multi Family  Series A
                  Zero Coupon Due 11/1/17.............         17

        500   Virginia State University
                   Virginia Commonwealth
                   University Revenue
                   Series B 4.900% Due 5/1/03.........        503

              Washington (2.1%)
        300   Washington State Motor Vehicle
                  Tax General Obligation
                  6.200% Due 3/1/08...................        327
                                                          -------
              Total Investments (97.7%)
                  (Cost $14,691)......................     14,870

              Other Assets in Excess of
                  Liabilities (2.3%)..................        344
                                                          -------
              Total Net Assets (100.0%)...............    $15,214
                                                          =======

(D) Interest rate subject to change approximately every 1 to 180 days. Principal payable on demand at periodic intervals at the Fund's option.



Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                -------


                             GOVERNMENT MONEY MARKET


              U.S Government Agency
              Obligations (82.8%)
              Federal Farm Credit Bank (50.8%)
     $5,000   Discount Note 1/6/97....................     $4,996
     10,000   Discount Note 1/7/97....................      9,991
      5,000   Discount Note 1/8/97....................      4,995
      3,000   Discount Note 1/10/97...................      2,996
      3,000   Discount Note 1/13/97...................      2,995
      5,000   Discount Note 1/21/97...................      4,986
      5,000   Discount Note 1/22/97...................      4,985
      5,000   Discount Note 1/23/97...................      4,984
      5,000   Discount Note 1/31/97...................      4,978
      5,000   Discount Note 2/3/97....................      4,976
      5,000   Discount Note 2/4/97....................      4,974
      5,000   Discount Note 2/5/97....................      4,974
      3,000   Discount Note 2/10/97...................      2,982
      3,000   Discount Note 2/14/97...................      2,980
      3,000   Discount Note 2/18/97...................      2,979
      3,000   Discount Note 2/20/97...................      2,978
      5,000   Discount Note 2/24/97...................      4,960
                                                          -------
                 (Cost $77,709).......................     77,709
                                                          -------
              Federal Home Loan Banks (32.0%)
      5,000   Discount Note 1/9/97....................      4,994
      5,000   Discount Note 1/10/97...................      4,993
      4,000   Discount Note 1/14/97...................      3,992
      5,000   Discount Note 1/15/97...................      4,990
      5,000   Discount Note 1/16/97...................      4,989
      5,000   Discount Note 1/17/97...................      4,989
      5,000   Discount Note 1/24/97...................      4,983
      5,000   Discount Note 1/27/97...................      4,981
      5,000   Discount Note 2/6/97....................      4,973
      5,000   Discount Note 2/7/97....................      4,973
                                                          -------
                 (Cost $48,857).......................     48,857
                                                          -------
              Total U.S. Government Agencies
                 (Cost $126,566)......................    126,566
                                                          -------
              Repurchase Agreement (13.3%)
     20,252   Citicorp 6.250% Due 1/2/97
                 (Collateralized by $14,221
                  U.S. Treasury Notes
                 7.000% Due 4/15/99 and
                 $6,376 U.S. Treasury Notes
                 6.375% Due 9/30/01)
                 (Cost $20,252).......................     20,252
                                                          -------
              Total Investments (96.1%)
                 (Cost $146,818)......................    146,818

              Other Assets in Excess
                  of Liabilities (3.9%)...............      5,968

              Total Net Assets (100.0%)...............   $152,786
                                                        =========


                        See notes to financial statements




Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                              TAX FREE MONEY MARKET


              Arkansas (0.9%)
     $1,110   Little Rock, Arkansas
                Health Facilities Board Revenue
                (Southwest Hospital)
                 4.050% Due 10/1/18 (D) (E)...........     $1,110

              Arizona (0.3%)
        350   Tucson Industrial Development Authority
                (Tucson City Center Parking Garage)
                4.125% Due 6/1/15 (D) (E).............        350

              Colorado (0.1%)
        100   Colorado Housing Finance
                 Multi-Family Housing Revenue
                (Grant Street Plaza)
                 4.125% Due 11/1/09 (D) (E)...........        100

              Connecticut (0.9%)
      1,000   Waterbury Connecticut
                Tax Anticipation Notes
                4.000% Due 2/5/97.....................      1,000

              Delaware (3.5%)
      4,100   Delaware Economic
                 Development Authority
                 Multifamily Housing Revenue
                 (School House Trust 1985)
                 4.600% Due 12/17/15 (D) (E)..........      4,100

              District of Columbia (0.9%)
      1,100   District of Columbia Series B
                General Fund Recovery Bonds
                  5.100% Due 6/1/03 (D) (E)...........      1,100

              Florida (3.0%)
      1,500   Atlantic Beach Florida
                 Revenue Refunding & Improvement
                 Fleet Landing Series B
                5.100% Due 10/1/24 (D) (E)............      1,500

      2,040   Orange County Florida
                 Industrial Development
                 Revenue Refunding
                 (Orlando-Hawaiian Motel)
                 3.900% Due 10/1/15 (D) (E)...........      2,040

              Georgia (0.2%)
        225   Georgia Municipal Electric Authority
                 Power Revenue Ser L Prerefunded
                 7.750% Due 1/1/04....................        233

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 ------

                        TAX FREE MONEY MARKET (continued)


              Illinois (8.0%)
       $125   Chicago Illinois Multi-Family Housing
                 Waveland Association Project F
                 4.200% Due 11/1/10 (D) (E)...........       $125

        800   Illinois Development Finance
                 Authority Industrial Development
                 Refunding Bond (Dart Container)
                 3.900% Due 8/1/25 (D) (E)............        800

        500   Illinois Development Finance
                 Agency Authority
                (Presbyterian Home Lake Associates)
                 4.200% Due 9/1/31 (D) (E)............        500

        950   Illinois Development Finance
                 Authority Multifamily Revenue
                 (Cobbler Square Project)
                 4.650% Due 10/1/05 (D) (E)...........        950

      1,150   Illinois Health Facilities Revenue
                  Bensenville Home Security
                  Series A
                  4.100% Due 2/15/19 (D) (E)..........      1,150

      3,550   St. Clair County Illinois Industrial
                Development Board (Winchester
                Apartments Project Ser 94)
                4.500% Due 10/1/15 (D) (E)............      3,550

      2,300   Troy Grove Illinois Refunding
                 (Unimin Corp.)
                 4.868% Due 5/1/10 (D) (E)............      2,300

              Indiana (6.5%)
        240   Fort Wayne Indiana Economic
                 Development Authority Revenue
                 Refunding (Georgetown Pleace
                Venture Project)
                 4.050% Due 12/1/15 (D) (E)...........        240

        720   GAF Tax-Exempt Bond Grantor
                 Trust Series A
                 4.100% Due 4/1/08 (D) (E)............        720

      1,000   Indianapolis Indiana
                 Economic Development
                 (Joint & Clutch Series 1984)
                 3.878% Due 12/1/14 (D) (F)...........      1,000




                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 ------

                        TAX FREE MONEY MARKET (continued)


     $1,900   Princeton Indiana
                 Pollution Control Revenue
                 PSI Energy Inc Project
                5.100% Due 3/1/19 (D) (E).............     $1,900

      2,000   Residential Apartments Portfolio
                 Certified Trust 1996 Series A
                4.500% Due 12/1/02 (B)(D)(E)..........      2,000

      1,800   Rockport Indiana
                 Pollution Control Revenue Refunding
                 AEP Generating Co Project B
                5.100% Due 7/1/25 (D) (E).............      1,800

              Iowa (0.2%)
        230   Iowa Higher Education
                 Loan Authority Revenue
                (Drake University Series A)
                6.440% Due 12/1/97....................        235

              Kansas (1.7%)
      2,000   Salinas Kansas Central Mall
                 (Salinas Central Mall Dillard)
                 4.250% Due 12/1/04 (D) (E)...........      2,000

              Kentucky  (4.2%)
      1,910   Boone County Kentucky
                 Economic Development Revenue
                 (Florence Park Care Center)
                 3.900% Due 6/1/15 (D) (E)............      1,910

        870   Boone County Kentucky Industrial
                 Development Bond Revenue
                 (Jamike/Hemmer Project)
                 3.850% Due 2/1/06 (D) (E)............        870

        300   Florence Kentucky Industrial
                 Building Revenue
                 (Florence Commercial Project)
                 3.900% Due 6/1/07 (D) (E)............        300

      1,895   Fort Thomas Kentucky
                 Industrial Buildings Revenue
                 (Carmel Manor Project)
                 3.900% Due 10/1/14 (D) (E)...........      1,895

              Michigan (11.5%)
        975   Birmingham Michigan Economic
                Development Corporation
                 (Brown Street Project 83)
                4.375% Due 12/1/18 (D) (E)............        975


Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 -------

                        TAX FREE MONEY MARKET (continued)


       $425   Brighton Michigan
                Area School District Revenue
                5.900% Due 5/1/97.....................       $428

      2,100   Lansing Michigan Economic
                 Development Corp
                 (Atrium Office)
                 3.700% Due 5/1/15 (D) (E)............      2,100

        995   Leelanau County Michigan
                Economic Development Corp
                Revenue (American Community
                Mutual Insurance Co Project)
                3.800%  Due 6/15/06 (D) (E)...........        995

      1,065   Livonia Michigan Economic
                 Development Corporation
                 (American Community
                 Mutual Insurance)
                 3.800% Due 11/15/04 (D) (E)..........      1,065

         77   McDonald Tax-Exempt
                 Mortgage Trust #1
                 4.250% Due 1/15/09 (D) (E)...........         77

        200   Michigan State Job Development
                 Authority Revenue
                 (Kentwood Residence)
                 3.600% Due 11/1/14 (D) (E)...........        200

        390   Michigan State Strategic Fund
                 Revenue (Tawas Bay
                Association Project)
                 3.800% Due 12/1/01 (D) (E)...........        390

        610   Michigan State Strategic Fund
                 Limited Obligation Revenue
                 Refunding (Woodbridge
                 Commercial Properties)
                 3.800% Due 10/15/05 (D) (E)..........        610

      1,000   Michigan State Hospital
                 Financial Authority
                 Hospital Equipment Loan Project
                 Insured Series A
                4.150% Due 12/1/23 (D) (E)............      1,000

      2,260   Oakland County Michigan Economic
                 Development Corporation
                 (Corners Shopping Center)
                 3.900% Due 8/1/15 (D) (E)............      2,260

                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
---------                     --------                 -------

                        TAX FREE MONEY MARKET (continued)


     $3,500   Plainwell Michigan Economic
                Development Corp
                 (Phillip Morris Inc.)
                 4.500% Due 11/1/07 (D) (E)...........     $3,500

              Minnesota (2.5%)
        500   Golden Valley Minnesota
                 Industrial Development Revenue
                 (Graco Inc Project)
                 4.250% Due 12/1/02 (D) (E)...........        500

      1,200   Hutchinson Minnesota
                 Economic Development Authority
                 Revenue Refunding
                 4.000% Due 8/15/06 (D) (E)...........      1,200

      1,189   International Falls Minnesota
                 Economic Development Revenue
                (Developers Diversified Limited Project)
                 4.330% Due 7/1/06 (D) (E)............      1,189

              Mississippi (0.5%)
        575   Desoto County Mississippi
                 Industrial Development
                 Revenue (American Soap
                 Company Project)
                 4.868% Due 12/1/08 (D) (F)...........        575

              Nebraska (1.3%)
      1,500   Douglas County Nebraska
                 School District No. 17
                 Tax & Revenue Anticipation Notes
                 4.000% Due 1/15/97...................      1,500

              Nevada (1.1%)
      1,290   Henderson Nevada
                 Public Improvement Trust
                 Multifamily Housing Revenue Refunding
                 Pueblo Verde I & II Apartment Project
                4.100% Due 8/1/26 (D) (E).............      1,290

              New Jersey (0.8%)
      1,000   New Jersey Economic
                 Development Authority
                 (Genlyte-Union County Project)
                 4.600% Due 10/15/09 (D) (E)..........      1,000

              New Mexico (0.4%)
        500      New Mexico Finance  Authority
                 Revenue (Court Automation Fee)
                 3.800% Due 6/1/97....................        500


Principal
Amount                                                Value
(000's)                       Security                (000's)
------                        --------                 -------

                        TAX FREE MONEY MARKET (continued)


              New York (4.5%)
       $900   Campbell Savona New York
                 Central School District
                 Steuben County
                 Bond Anticipation Notes
                 4.375% Due 6/27/97...................       $901

        650   Chemung County New York
                 Industrial Development Authority
                Civic Facility Revenue Bonds
                4.100% Due 3/1/19 (D) (E).............        650

        330   Metropolitan Transportation Authority
                 New York Excess Loss Fund
                 Special Obligation
                 6.500% Due 1/1/97....................        330

        800   Monroe County New York
                Industrial Development Revenue Bond
                 Rochester District Heating Cooperative
                  3.650% Due 12/1/00 (D) (E)..........        800

        360   New York City New York Series A
                 (Escrowed To Maturity)
                 6.750% Due 3/15/97...................        362

        945   New York State Job Development
                 Authority 1984
                 Ser C-1 to C-30
                 3.600% Due 3/1/99 (D) (E)............        945

        485   New York State Job Development
                 Authority 1984
                 Ser E-1 to E-55
                 3.600% Due 3/1/99 (D) (E)............        485

        320   New York State Job Development
                 Authority 1984
                 Ser F-1 to F-17
                 3.600% Due 3/1/99 (D) (E)............        320

        500   North Hempstead New York
                 Bond Anticipation Notes Series B
                 3.850% Due 2/27/97...................        500

              Ohio (20.1%)
        255   Brooklyn Ohio Industrial
                 Development Revenue Refunding
                 (Clinton Road Project A)
                 3.650% Due 12/1/00 (D) (E)...........        255


                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
---------                     --------                 -------

                        TAX FREE MONEY MARKET (continued)


       $765   Buckeye Ohio Tax Exempt
                 Mortgage Bond Trust Series C
                 4.500% Due 2/1/05 (D) (E)............       $765

        970   Cincinnati & Hamilton County
                 Ohio Port Authority Revenue
                 Refunding (Tri State Building)
                 3.600% Due 9/1/99 (D) (E)............        970

        650   Citizens Federal Tax-Exempt
                 Mortgage Bond Trust
                  3.800% Due 9/1/08 (D) (E)...........        650

        510   Clermont County Ohio Economic
                 Development Revenue
                 (John Q. Hammons Project)
                 3.800% Due 5/1/12 (D) (E)............        510

        230   Franklin County Ohio Industrial
                 Development Revenue
                 (GSW Building Association Ltd.)
                 3.700% Due 11/1/15 (D) (E)...........        230

      1,665   Lakewood Ohio Hospital
                 Revenue (Hospital
                 Improvement Series 1983)
                  4.040% Due 11/1/10 (D) (E)..........      1,665

      4,800   Lorain County Ohio Hospital
                  Elyria United Methodist
                  Village Project
                  4.200% Due 6/1/12...................      4,800

        357   McDonald Tax Exempt
                 Mortgage Trust #1
                 4.250% Due 1/15/09 (D) (E)...........        357

        720   Montgomery County Ohio
                 Economic Development Authority
                 Revenue Refunding (ND Motels)
                 3.800% Due 12/15/04 (D) (E)..........        720

      1,060   Montgomery County Ohio
                 Economic Development Revenue
                 (Wayne Town Association)
                 3.850% Due 10/1/99 (D) (E)...........      1,060

      1,975   Ohio Company Tax Exempt
                 Mortgage Trust Series 2
                 3.600% Due 6/15/03 (D) (E)...........      1,975


Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                        TAX FREE MONEY MARKET (continued)


     $1,000   Riverside Ohio Economic
                 Development Revenue
                 (Riverside Association Project)
                 3.800% Due 9/1/12 (D) (E)............     $1,000

        710   Riverside Ohio Economic
                 Development Revenue
                 (Wright Point Association)
                 3.800% Due 9/1/10 (D) (E)............        710

      1,850   Stark County Ohio Industrial
                 Development Revenue
                 (Newmarket Parking Ltd.)
                 3.850% Due 11/1/14 (D) (E)...........      1,850

      2,060   Stark County Ohio Health Care
                Facilities (Canton Christian
                Home PJ) Series 90
                 3.750% Due 9/1/15 (D) (E)............      2,060

        570   Stark County Ohio Health Care
                 Facility (Canton Christian Home)
                 3.750% Due 9/15/16 (D) (E)...........        570

        235   Stark County Ohio Industrial
                 Development Revenue
                 (Belpar Professional Building)
                 3.850% Due 10/1/04 (D) (E)...........        235

        620   Trumbull County Ohio Industrial
                 Development Revenue Refunding
                 (Howland Association Project)
                 4.300% Due 10/1/01 (D) (E)...........        620

      1,360   Willoughby Hills Ohio Industrial
                 Development Revenue
                 (Renaissance Properties Project)
                 3.800% Due 12/15/14 (D) (E)..........      1,360

      1,200   Village of Canal Winchester Ohio
                 Bond Anticipation Notes
                 4.500% Due 8/13/97..................       1,202

              Oklahoma (1.2%)
        920   Creek County Oklahoma Industrial
                 Development Authority
                 (Indiana Glass Project)
                 3.650% Due 12/1/05 (D) (E)...........        920





                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                        TAX FREE MONEY MARKET (continued)


       $500   Oklahoma County Industrial
                 Development Authority Revenue
                 (Baptist General Convention)
                 3.750% Due 3/1/09 (D) (E)............       $500

              Oregon (0.4%)
        415   Port of Portland Oregon Public Grain
                 Elevator Revenue
                 (Columbia Series A)
                 4.250% Due 12/1/14 (D) (E)...........        415

              Pennsylvania (2.7%)
        150   Allegheny County Pennsylvania
                General Obligation
                 Refunding Series C-33
                7.300% Due 2/15/97....................        151

        180   Bucks County Pennsylvania
                 Industrial Development Authority
                 (Edgcomb Metals Co Project
                 Series 84)
                 4.000% Due10/1/09 (D) (E)............        180

      1,040   Commonwealth Tax-Exempt
                 Mortgage Bond Trust Series A
                 3.950% Due 11/1/05 (D) (E)...........      1,040

        800   Delaware Valley Pennsylvania
                Finance Authority Local Government
                 Revenue Series C
                4.150% Due 12/1/20 (D) (E)............        800

         77   McDonald Tax-Exempt
                  Mortgage Trust #1
                  4.250% Due 1/15/09 (D) (E)..........         77

        400   Philadelphia Hospital and Higher
                 Education Facilities Authority
                (Children's Hospital of Philadelphia)
                 5.000% Due 3/1/27 (D) (E)............        400

        500   Schuylkill County Pennsylvania
                 Industrial Development Authority
                  Northeast Power
                 5.100% Due 12/1/11 (D) (E)...........        500

              Tennessee (5.8%)
      2,725   Franklin County Tennessee Health
                & Educational Facilities Revenue
                (University of the South Sewanee)
                3.700% Due 9/1/10 (D) (E).............      2,725

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 -------

                        TAX FREE MONEY MARKET (continued)


     $1,280   GAF Tax-Exempt Bond Grantor
                 Trust Series A
                 4.100% Due 4/1/08 (D) (E)............     $1,280

      1,000   Metropolitan Government Nashville &
                 Davidson Counties
                 7.000% Due 6/15/97...................      1,020

      1,750   Rutherford County Tennessee
                Industrial Development Revenue
                 Leggett & Platt Income Project 1984
                4.300% Due 6/1/03 (D) (E).............      1,750

              Texas (7.3%)
      1,500   Austin Texas Utility Systems
                 Revenue and Refunding
                 Combination Series 1984
                4.300% Due 5/15/97....................      1,503

      1,800   Harris County Texas
                 Multifamily Housing Revenue
                 (Country Scape Development)
                 4.375% Due 4/1/07 (D) (E)............      1,800

      1,000   Harris County Texas
                 Health Facilities Development Corp
                (Buckner Retirement Services)
                 4.125% Due 8/15/26 (D) (E)...........      1,000

        800   NCNB Pooled Tax Exempt Trust
                Certificate of Participation
                Series 1990-B
                4.125% Due 11/15/20 (B)(D)(F).........        800

        800   Texas State Water Development
                 Board Series A
                 5.100% Due 3/1/15 (D) (E)............        800

      2,650   Waxahachie Texas Industrial
                 Development Authority
                 (Dart Container Project
                  Series 1985)
                 3.713%  Due 4/1/06 (D) (F)...........      2,650

              Utah (0.5%)
        550   Salt Lake City Utah Industrial
                 Development Revenue
                 (Parkview Plaza)
                4.250% Due 12/1/14 (D) (E)............        550




                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Schedules of Investments at December 31, 1996

Principal
Amount                                                Value
(000's)                       Security                (000's)
-------                       --------                 ------

                        TAX FREE MONEY MARKET (continued)


              Virginia (1.3%)
       $255   Bristol Virginia  Development
                Authority  Industrial Development
                Revenue
                (Bristol Health Care Center Inc)
                3.950% Due 6/1/10 (D) (E).............       $255

      1,000   Rockingham County Virginia
                Industrial Development Authority
                (Merck & Company Inc. Project)
                4.500% Due 10/1/22 (D) (E)............      1,000

        325   Virginia State Housing Development
                Authority Revenue
                AHC Service Corp Ser A
                4.150% Due 9/1/17 (D) (E).............        325

              Washington (2.5%)
      1,720   Seattle Washington Municipal
                 Metropolitan Seattle Sewer
                 Revenue Refunding Series Q
                 6.500% Due 1/1/97...................       1,720

        195   Student Loan Financial Assistance
                 Program 2nd Series
                 4.250% Due 1/1/01 (D) (E)............        195

        900   Washington State Housing  Finance
                 Commission Non-Profit Housing
                 Revenue YMCA Greater Seattle
                 5.250% Due 7/1/11 (D) (E)............        900

        100   Washington State Housing  Finance
                 Commission Non-Profit Housing
                 Revenue YMCA Snohomish
                 4.750% Due 8/1/19 (D) (E)............        100

              Wisconsin (4.9%)
      1,000   Arcadia Wisconsin
                Area School District
                4.500% Due 6/1/97.....................      1,002

        750   Kettle Moraine Wisconsin
                 Area School District
                 Tax & Revenue Anticipation Notes
                 4.010% Due 8/22/97...................        750

      1,000   Maple Dale Indian Hills Wisconsin
                 Area School District
                 Tax & Revenue Anticipation Notes
                 4.190% Due 8/20/97...................      1,000


Principal
Amount                                                Value
(000's)                       Security                (000's)
--------                      --------                 -------

                        TAX FREE MONEY MARKET (continued)


     $1,250   Marinette Wisconsin
                Area School District
                4.000% Due 5/13/97....................     $1,251

        255   Muskego Norway Wisconsin
                Area School District
                5.900% Due 4/1/97.....................        256

      1,000   Ripon City Wisconsin Industrial
                 Development Revenue
                 (Speed Queen Project) Series B
                 4.950% Due 10/1/12 (D) (F)...........      1,000

        500   Tomah Wisconsin
                 Area School District
                 Tax & Revenue Anticipation Notes
                 4.190% Due 9/17/97...................        500

              Wyoming (0.9%)
      1,070   Cheyenne County Wyoming
                 Economic Development
                 Revenue Bonds (Holiday Inn)
                 3.900% Due 10/1/10 (D) (E)...........      1,070

              Total Investments (100.6%)
                  (Cost $118,174).....................    118,174

              Liabilities in Excess of
                  Other Assets (-0.6%)................       (751)
                                                          -------
              Total Net Assets (100.0%)........          $117,423
                                                         ========

(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers."
(D) Interest rate subject to change approximately every 1 to 180 days.
Principal payable on demand at periodic intervals at the Fund's option.
(E) Coupon rate fluctuates with remarket rate.
(F) Coupon fluctuates with the Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nation's 30 largest banks).



                        See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

Statements of Assets and Liabilities at December 31, 1996


                                                                           Growth and                    Quantitative
$ in Thousands                                             Tudor             Income           Growth       Equity
---------------------------------------------------------------------------------------------------------------------
         Assets
Investments at value (+)................................. $184,191           $82,878          $63,454    $102,307
Collateral on securities loaned - Note 4.................   10,000                 0           11,227           0
Cash and cash equivalents................................        0                46                0           0
Receivable for securities sold...........................      721                 0              915       1,616
Receivable for Fund shares sold..........................       65                15                0          75
Dividends and interest receivable........................      155               160               63         149
Receivable from Adviser..................................        0                 0                0           0
Unrealized appreciation on forward currency contracts            0                 0                0           0
Other assets                                                     8                 5                3          29
                                                         ---------        ----------       ----------     -------
                                                           195,140            83,104           75,662     104,176
                                                         ---------        ----------       ----------     -------
         Liabilities
Covered options written at market (a)....................       21                 0                2           0
Distributions payable....................................        0                 0                0           0
Payable to custodian bank................................      243                 0              960       1,604
Payable upon return of securities loaned - Note 4........   10,000                 0           11,227           0
Payable for investment securities purchased..............    2,256                 0              391           0
Payable for Fund shares redeemed.........................    1,006                41              151          10
Accrued investment advisory fee payable - Note 5.........      143                53               41          67
Accrued administration fee payable - Note 5..............       11                 4                1           2
Accrued expenses.........................................       90                69               50          43
                                                        ----------        ----------       ----------     -------
                                                             13,770              167           12,823       1,726
                                                        -----------       ----------      ----------      -------
              Net Assets.................................   181,370           82,937           62,839     102,450
                                                        ===========       ==========      ===========     =======

Net Assets Represented by:
Shares of beneficial interest, at par....................     2,594            2,829                1          17
Paid-in surplus..........................................   129,090           56,122           53,638      82,861
Accumulated undistributed net investment income/
    (distributions in excess of net investment income)...      (358)             207             (205)        336
Undistributed realized gains on investments,
    futures, options and currencies/(Distributions
    in excess of realized gains on investments,
    futures, options and currencies).....................     2,220              639             1,151      2,868
Net unrealized appreciation on investments,
    futures, options and currencies......................    47,824           23,140             8,254     16,368
                                                        -----------       -----------      -----------    -------
Net Net Assets applied to outstanding shares.............   181,370           82,937            62,839    102,450
                                                        ===========       ===========      ===========    =======

Capital shares (Authorized shares unlimited)
Outstanding..............................................     7,791            2,829               530     17,406
                                                        ===========       ===========      ===========   ========
Par Value................................................ $0.33 1/3             $1.00           $0.001     $0.001
                                                        ===========       ===========      ===========   ========
Net asset value per share................................    $23.28            $29.32          $118.47      $5.89
                                                        ===========       ===========      ===========   ========
(+) Investments at cost..................................   136,386            59,738           55,220     85,939

Unrealized Appreciation/(Depreciation): *
    Gross appreciation...................................    54,902            23,498           14,746     18,067
    Gross depreciation...................................    (7,078)             (358)          (6,492)    (1,699)
                                                        -----------       ------------     -----------    -------
Net unrealized appreciation..............................    47,824            23,140            8,254     16,368
                                                        ===========       ============     ===========    =======






WEISS, PECK & GREER MUTUAL FUNDS

Statements of Assets and Liabilities at December 31, 1996


                                                                            Government    Municipal     Government      Tax Free
                                                            International   Securities      Bond       Money Market   Money Market
----------------------------------------------------------------------------------------------------------------------------------
              Assets
Investments at value (+)..............................       $13,246         $178,495     $14,870        $146,818      $118,174
Collateral on securities loaned - Note 4..............             0                0           0               0             0
Cash and cash equivalents.............................             0                0          95             187           297
Receivable for securities sold........................            45           22,240           0               0             0
Receivable for Fund shares sold.......................             2                0          18           7,992         3,197
Dividends and interest receivable.....................            24            1,046         255               3           841
Receivable from Adviser...............................             0                0           6               0             0
Unrealized appreciation on forward currency contracts.             1                0           0               0             0
Other assets..........................................             1                6          22              10             5
                                                          ----------       ----------    --------      ----------    ----------
                                                              13,319          201,787      15,266         155,010       122,514
                                                          ----------       ----------    --------      ----------    ----------
              Liabilities
Covered options written at market (a).................             0                0           0               0             0
Distributions payable.................................             0              223          21               0             7
Payable to custodian bank.............................           103              233           0               0             0
Payable upon return of securities loaned - Note 4.....             0                0           0               0             0
Payable for investment securities purchased...........             3           73,308           0               0         2,004
Payable for Fund shares redeemed......................             2            7,090           4           2,105         2,978
Accrued investment advisory fee payable - Note 5......            17               65           0              57            50
Accrued administration fee payable - Note 5...........             0                3           0               7             3
Accrued expenses......................................            33               61          27              55            49
                                                          ----------       ----------    ---------     ----------     ----------
                                                                 158           80,983          52           2,224         5,091
                                                          ----------       ----------    ----------    -----------   -----------
              Net Assets..............................        13,161          120,804      15,214         152,786       117,423
                                                          ==========       ==========    ==========    ===========   ===========

Net Assets Represented by:
Shares of beneficial interest, at par.................           13               13            1             153           118
Paid-in surplus.......................................       12,299          162,116       15,175         154,648       117,320
Accumulated undistributed net investment income/
   (distributions in excess of net investment income)..         (41)               8            1               0             0
Undistributed realized gains on investments,
    futures, options and currencies/(Distributions
    in excess of realized gains on investments,
    futures, options and currencies)...................         286          (41,520)        (142)        (2,015)           (15)
Net unrealized appreciation on investments,
    futures, options and currencies....................         604              187          179              0              0
                                                           --------       ----------     ---------    ----------      ----------
Net Assets applied to outstanding shares...............      13,161          120,804       15,214        152,786        117,423
                                                           =========      ==========     =========    ==========      ==========

Capital shares (Authorized shares unlimited)
Outstanding............................................       1,279           13,149        1,500        153,064        117,438
                                                           ==========      =========      =======      =========      =========
Par Value..............................................       $0.01           $0.001       $0.001         $0.001         $0.001
                                                           ==========      =========      ========     =========      =========
Net asset value per share...............................     $10.29            $9.19       $10.14          $1.00          $1.00
                                                           ==========      =========      ========     =========      =========

(+) Investments at cost.................................     12,643          178,307       14,691        146,818        118,174

Unrealized Appreciation/(Depreciation): *
    Gross appreciation..................................      1,430              450          210              0              0
    Gross depreciation..................................       (826)            (263)         (31)             0              0
                                                           ---------       -----------   ---------     ----------     ----------
Net unrealized appreciation.............................         604             187          179              0              0
                                                           =========       ===========   =========     ==========     ==========

* Based on cost of securities for Federal Income tax purposes which does not differ from book cost.
(a) Premiums received: Tudor $39, Growth $21.


                                   See Notes to Financial Statements


WEISS, PECK & GREER MUTUAL FUNDS

Statements of Operations for the Year Ended December 31, 1996

                                                                           Growth and                 Quantitative
                                                                  Tudor      Income         Growth      Equity

------------------------------------------------------------------------------------------------------------------------------------
   $ in Thousands
Investment Income:
Dividends.......................................................  $702      $1,667           $229        $3,449
Interest........................................................   219         258            203           162
Income from securities loaned - Note 4..........................    26           0             21             0
Class action litigation settlements.............................   279          29            182             1
Other...........................................................     0           0              0             1
                                                                 -------    -------      ---------  ------------
                                                                 1,226       1,954            635         3,613
                                                                 -------    -------      ---------  -------------
Expenses:
Investment advisory fee - Note 5................................  1,635        552            472         1,097
Transfer agent fees and expenses................................    203         73             30            40
Administration fees - Note 5....................................    127         66             13            29
Fund accounting fees and expenses...............................     84         34             32            75
Professional fees...............................................     62         31             39            58
Custodian fees and expenses.....................................     60         28             36            29
Shareholders' reports...........................................     30         14              7             5
Trustees' fees and expenses.....................................     26         20             22            23
Registration fees...............................................     23         24             19             4
Distribution fees - Note 6......................................      0          0              0             0
Other expenses..................................................     20          8             10            38
                                                                 -------     ------     ----------  ------------
                                                                  2,270        850            680         1,398
Less reimbursement by adviser....................................     0          0              0             0
Less expenses paid indirectly - Note 7...........................    (2)        (3)            (2)           (4)
                                                                 --------  --------     ----------  ------------
                                                                  2,268        847            678         1,394
                                                                 --------  --------     ----------  ------------
Net Investment Income/(Loss).....................................(1,042)     1,107            (43)        2,219
                                                                 --------  --------     ----------  ------------

Realized and Unrealized Gain/(Loss) on Investments,
    Futures, Options and Currencies:
   Net realized gain/(loss) on investments, futures
     and options................................................. 30,179     7,405         13,595        29,051
   Net realized gain/(loss) on currencies........................    (20)        0             (1)            0
   Change in unrealized appreciation/(depreciation)
     on investments, futures and options.........................  1,363     7,840         (2,903)       (5,583)
   Change in unrealized appreciation/(depreciation) on
     currencies..................................................     53         0              0             0
                                                                 --------  -------    ------------  ------------
Net Gain/(Loss) on Investments, Futures, Options and
    Currencies...................................................  31,575   15,245         10,691        23,468
                                                                 --------  --------   ------------  ------------

Net Increase in Net Assets
    Resulting from Operations....................................  30,533   16,352         10,648        25,687
                                                                 =========  ========  ============  =============




-------------------------------------------------------------------------------

WEISS, PECK & GREER MUTUAL FUNDS

Statements of Operations for the Year Ended December 31, 1996

                                                                                         Intermediate     Government       Tax Free
                                                                           Government      Municipal       Money            Money
                                                           International   Securities        Bond          Market           Market

------------------------------------------------------------------------------------------------------------------------------------
   $ in Thousands
Investment Income:
Dividends....................................................... $230          $0              $0                $0            $0
Interest.......................................................    38       9,615             775             7,261         4,861
Income from securities loaned - Note 4.........................     0           5               0                 0             0
Class action litigation settlements............................     0           0               0                 0             0
Other..........................................................     0           0               0                 0             0
                                                                ------     ------       -----------  ----------------  -------------
                                                                  268       9,620             775             7,261         4,861
                                                                ------     ------       -----------  ----------------  -------------
Expenses:
Investment advisory fee - Note 5................................   66         864               0               685           637
Transfer agent fees and expenses................................   36          50              32               164            75
Administration fees - Note 5....................................    0          43               0                82            38
Fund accounting fees and expenses...............................   17          71              23                57            47
Professional fees...............................................   35          57              24                49            51
Custodian fees and expenses.....................................   25          22               7                19            24
Shareholders' reports...........................................   10          11               7                13             6
Trustees' fees and expenses.....................................   21          24              21                24            23
Registration fees...............................................   20           9               9                26            17
Distribution fees - Note 6......................................    0           2               0                 0             0
Other expenses..................................................    3          17              18                13            12
                                                                --------  --------       ---------      ------------  -------------
                                                                  233       1,170             141             1,132           930
Less reimbursement by adviser...................................    0           0             (21)                0             0
Less expenses paid indirectly - Note 7..........................   (6)         (4)             (2)               (1)           (9)
                                                                --------  ---------    -------------  ---------------- -------------
                                                                  227       1,166             118             1,131           921
                                                                ---------  ---------   -------------  ---------------- -------------
Net Investment Income/(Loss).....................................  41       8,454             657             6,130         3,940
                                                                 --------  ---------   -------------  ---------------- -------------

Realized and Unrealized Gain/(Loss) on Investments,
    Futures, Options and Currencies:
   Net realized gain/(loss) on investments, futures
      and options...............................................1,449      (1,080)               5                 7            (3)
   Net realized gain/(loss) on currencies.......................   20           0                0                 0             0
   Change in unrealized appreciation/(depreciation)
      on investments, futures and options....................... (801)     (2,578)             (46)                0             0
   Change in unrealized appreciation/(depreciation)
      on currencies.............................................  (86)          0                0                 0             0
                                                                ---------  --------     ----------------  --------- ----------------
Net Gain/(Loss) on Investments, Futures, Options and
    Currencies..................................................  582      (3,658)             (41)                7            (3)
                                                                ---------  ---------   ----------------    ----------     ---------

Net Increase in Net Assets
    Resulting from Operations...................................  623       4,796              616             6,137         3,937
                                                                =========  ========    ================  ================ =========





                        See Notes to Financial Statements

WEISS, PECK & GREER MUTUAL FUNDS

Statements of Changes in Net Assets

Years Ended December 31, 1996 and 1995

                                                                                    Growth and                         Quantitative
                                                               Tudor                 Income              Growth           Equity

     $ in Thousands                                        1996        1995     1996        1995       1996    1995    1996    1995
                                                           ----        ----     ----        ----       ----    ----    ----    ----
Operations:
Net investment income/(loss).............................($1,042)      ($705)  $1,107      $1,376      ($43)  ($135)  $2,219  $2,043
Net realized gain/(loss) on
  investments, futures,
  options, and currencies................................ 30,159      23,450    7,405       4,324    13,594   7,635   29,051  5,546
Change in unrealized
  appreciation/(depreciation)
  on investments, futures,
  options and currencies.................................  1,416      29,647   7,840      12,858     (2,903) 13,926   (5,583) 20,960
Net Increase in Net Assets
  Resulting from Operations..............                 30,533      52,392  16,352      18,558     10,648  21,426   25,687  28,549

Distributions to Shareholders:
  From net investment income.............................      0           0  (1,001)     (1,383)         0      0   (1,873) (2,128)
  From capital gains.....................................(27,250)    (27,660) (6,957)     (4,290)   (13,157)(3,175) (26,218) (5,506)
Decrease in Net Assets from
  Distributions.....................................     (27,250)    (27,660) (7,958)     (5,673)   (13,157 (3,175) (28,091) (7,634)

Transactions in Shares of
  Beneficial Interest:
Received on issuance:
  Shares sold............................................157,573      66,514  10,378       5,973    120,071  43,426   40,334 52,783
  Distributions reinvested............................... 24,493      24,708   7,047       4,870     12,286   3,104   25,939  7,211
  Shares redeemed.......................................(169,513)    (94,627)(10,239)    (17,416)  (127,462)(92,270)(94,620)(21,192)
Net Increase/(Decrease) from
    Capital Share Transactions..........................  12,553      (3,405)  7,186      (6,573)     4,895 (45,740) (28,347 38,802

Total Increase/(Decrease)
  in Net Assets.........................................  15,836      21,327  15,580       6,312      2,386 (27,489) (30,751)59,717

Net Assets:
Beginning of year........................................165,534     144,207  67,357      61,045     60,453  87,942 133,201  73,484
End of year ............................................ 181,370     165,534  82,937      67,357     62,839  60,453 102,450 133,201

+Includes undistributed net invest-
   ment income/(distributions in
   excess of net investment income).......                  (358)        597    (207)        204       (205)    183     336      82

Transactions in shares of the funds (in thousands):
    Sold............................................       6,124       2,981     366         246        861     382    5,658  8,282
    Reinvestment of distributions........................  1,057       1,050     238         188        104      25    4,345  1,011
    Redeemed............................................  (6,604)     (4,274)   (364)       (703)      (918)   (855) (12,053)(3,354)
Net increase/(decrease)..................................    577        (243)    240        (269)        47    (448) (2,050)  5,939




WEISS, PECK & GREER MUTUAL FUNDS

Statements of Changes in Net Assets

Years Ended December 31, 1996 and 1995
                                                                         Intermediate
                                                         Government       Municipal        Government             Tax Free
                                         International   Securities        Bond           Money Market            Money Market

$ in Thousands                           1996    1995   1996     1995    1996   1995      1996      1995         1996      1995
                                         ---     ----   ----     ----    ----   ----      ----      ----         ----      ---
Operations:
Net investment income/(loss).............$41     $56   $8,454  $12,142   $657   $606     $6,130     $7,619       $3,940    $4,427
Net realized gain/(loss) on
  investments, futures,
  options, and currencies..............1,469   1,332   (1,080) (4,897)     5      (3)         7         26           (3)       (1)
Change in unrealized
  appreciation/(depreciation)
  on investments, futures,
  options and currencies............... (887)    (32)  (2,578)  16,119    (46)   977          0           0            0        0
Net Increase in Net Assets
  Resulting from Operations............  623   1,356    4,796   23,364    616  1,580      6,137       7,645        3,937    4,426

Distributions to Shareholders:
  From net investment income...........  (44)   (179)  (8,400) (11,999)  (657)  (606)    (6,132)     (7,619)      (3,940)  (4,427)
  From capital gains..................(1,393) (1,150)       0        0      0      0          0           0            0        0
Decrease in Net Assets from
  Distributions.......................(1,437) (1,329)  (8,400) (11,999)  (657)  (606)    (6,132)     (7,619)      (3,940)  (4,427)

Transactions in Shares of
  Beneficial Interest:
Received on issuance:
  Shares sold......................... 2,535    1,002    8,570   11,551  6,115  4,206  1,206,518    759,357    1,110,592  856,653
  Distributions reinvested............ 1,284    1,191    5,278    8,145    473    505      6,163      7,031        3,991    4,057
  Shares redeemed.....................(4,038)  (5,128) (61,018) (75,847)(4,063)(6,960)(1,191,110)  (823,401)  (1,118,911 (891,456)
Net Increase/(Decrease) from
    Capital Share Transactions........  (219)  (2,935) (47,170) (56,151) 2,525 (2,249)    21,571    (57,013)      (4,328) (30,746)

Total Increase/(Decrease)
  in Net Assets.......................(1,033)  (2,908) (50,774) (44,786) 2,484 (1,275)    21,576    (56,987)      (4,331) (30,747)

Net Assets:
Beginning of year.....................14,194   17,102  171,578  216,364 12,730 14,005    131,210    188,197      121,754  152,501
End of year ..........................13,161   14,194  120,804  171,578 15,214 12,730    152,786    131,210      117,423  121,754

 Includes undistributed net invest-
   ment income/(distributions in
   excess of net investment income)...  (41)       16        8       4      1     28           0          0            0       0

Transactions in shares of the funds
   (in thousands):
    Sold................................224        87      929   1,387   607     430   1,206,516    759,357    1,110,592  856,653
    Reinvestment of distributions.......124       107      575     763    47      47       6,163      7,031        3,991    4,057
    Redeemed...........................(358)     (470)  (6,638) (8,359) (402)   (702) (1,191,110)  (823,401)  (1,118,911) (891,456)
Net increase/(decrease)................ (10)     (276)  (5,134) (6,209)  252    (225)     21,569    (57,013)      (4,328)  (30,746)



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

Notes to Financial Statements

1 - Organization and Summary of Significant Accounting Policies
Organization
 The following are open-end management investment companies registered under the Investment Company Act of 1940 (the "Act"):
     WPG Tudor Fund ("Tudor")
     WPG Growth and Income Fund ("Growth  and  Income")
     WPG Growth Fund ("Growth")
     Weiss, Peck & Greer Funds Trust ("WPG Funds Trust")
          WPG Quantitative Equity Fund ("Quantitative Equity")
          WPG Government Securities Fund ("Government Securities")
          WPG Intermediate Municipal Bond Fund ("Municipal Bond")
          WPG Government Money Market Fund ("Government Money Market")
          WPG Tax Free Money Market Fund ("Tax Free Money Market")
     Weiss, Peck & Greer International Fund ("International")

Each fund is diversified.

  Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies and other information.

Portfolio Valuation
  Common Stock - Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

  Bonds - Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchange or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

  Money Market Securities - Investments are valued at amortized cost, which has been determined by the Funds' Board of Trustees to represent the fair value of the Funds' investments.

  Foreign Securities - Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

  Other Securities - Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

WEISS, PECK & GREER MUTUAL FUNDS

Securities Transactions and Investment Income
  Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

Federal Income Taxes
  The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 1996, the following funds had capital loss carryforwards:


         (in thousands)
                                             Year of Expiration
         Fund                           2001     2002     2003    2004
         ----                           ----     ----     ----    ----
         Government Securities           -       20,373   20,113   1,028
         Municipal Bond                  -          134        8     -
         Government Money Market         -        2,015      -       -
         Tax Free Money Market           11         -          1       1


Distribution to Shareholders
  Dividends from Net Investment Income - Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Growth, Quantitative Equity and International Funds and quarterly for Growth & Income. Dividends from net investment income are declared daily and paid monthly for Government Securities, Municipal Bond, Government Money Market and Tax Free Money Market.

  Distributions from Capital Gains - Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

  The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sales losses, options and futures, and post October losses.

Organization Expenses
  Organization and initial offering expenses of approximately $97,000 and $77,000 for the Quantitative Equity Fund and the Intermediate Municipal Bond Fund were deferred and are being amortized on a straight-line basis over a sixty-month period.

Repurchase Agreements (Tudor, Growth, Government Securities, Government Money
   Market)
  It is each Fund's policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that

WEISS, PECK & GREER MUTUAL FUNDS
  the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

Futures (Tudor, Growth, Quantitative Equity, International, Government
   Securities)
  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

Options Writing (Tudor, Growth & Income, Growth, Quantitative Equity,
   International, Government Securities)
  A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on affecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor and Growth which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

Foreign Securities (Tudor, Growth and Income, Growth, International)
  Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

Forward Currency Contracts (Tudor, Growth and Income, Growth, International)
  A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

WEISS, PECK & GREER MUTUAL FUNDS

Foreign Currency Transactions (Tudor, Growth and Income, Growth, International)
  The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing on the close of trading on the primary foreign market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency s gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

Use of Estimates
Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2 - Securities Transactions
For the year ended December 31, 1996, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG") the Funds' investment adviser or Hill Samuel Investment Management Limited ("HSIM"), the International Fund's sub-adviser, on such transactions were as follows:


                                Proceeds            Cost of                       Commissions
                              of Securities        Securities         Total        Received by
                                  Sold            Purchased        Commissions    WPG or HSIM
                                  (000's)            (000's)          (000's)        (000's)
                                  ------             ------           ------         ------
         Tudor                   $206,110            $190,104           $308          $140
         Growth and Income         56,563              55,167            110            83
         Growth                    80,317              74,715            116            68
         Quantitative Equity      127,667              85,045            157           157
         International             10,935              10,662             82             0
         Government Securities    450,103             383,243              0             0
         Municipal Bond             5,996               8,400              0             0


WEISS, PECK & GREER MUTUAL FUNDS

Options Writing Activity
For the year ended December 31, 1996, the number of covered call options written, expired and closed and their related realized gain (loss) were as follows:

                                              Tudor                   Growth
                                              -----                   ------

        ($ in thousands)             Number                   Number
                                       of       Premiums        of        Premiums
                                     Contracts  Received     Contracts    Received
                                     ---------  --------     ---------    --------
         Covered Call
         Options Written
         Contracts Outstanding
         December 31, 1995               461       $227           0            $0
         Contracts Written             5,908      3,916       1,069           907
                                       -----      -----       -----           ---
                                       6,369      4,143       1,069           907

         Contracts Terminated
         Expired                         918        396          65            25
         Closed                        5,301      3,708         914           861
                                       -----      -----         ---           ---
         Total Contracts terminated    6,219      4,104         979           886
                                       -----      -----         ---           ---
         Contracts Outstanding at
         December 31, 1996               150        $39          90           $21
                                       ================         =================
         Cost of Total Contracts Terminated      $4,581                    $1,030
                                                 ------                    ------
         Realized Gain/(Loss) on Contracts         (478)                     (144)
                                                 ------                    ------
         Aggregate value of collateral             $411                      $247
                                                 ------                    ------


3 - Investments in Restricted Securities
Certain of the Funds may from time to time purchase restricted securities. The following are restricted securities and would require registration under the Securities Act of 1933 before they could be offered for public sale in the U.S. Each security is valued under a method approved by the Board of Trustees as reflecting fair value.



                                Cost     Value Per Unit                      Total Market    Percentage of
                                Per      at Acquisition   Value Per Unit    Value 12/31/96   Net Assets at
       Fund     Security        Unit         Date         at 12/31/96           (000's)         12/31/96
       ----     --------        ----     ---------------  -------------     --------------
       Tudor    Advanced
                 Promotion
                 Technologies   $100.00      $73.76          $0.19                $1            0.00%
       Tudor    Cambridge
                 Neuroscience      6.75        6.75          11.28               790            0.43%
       Growth   Ribi ImmunoChem
                 Research          8.25        7.54           3.68               223            0.35%


4 - Securities Lending (Tudor, Growth, Government Securities)
At December 31, 1996, securities valued at $9,793,250 were on loan to brokers by the Tudor Fund and $11,084,531 by the Growth Fund. For collateral the Tudor Fund received a letter of credit in an amount equal

WEISS, PECK & GREER MUTUAL FUNDS
to $10,000,000 and the Growth Fund received U.S. Government Securities in the amount of $11,227,478. During the year ended December 31, 1996, the Tudor Fund, the Growth Fund and the Government Securities Fund earned approximately $26,000, $21,000 and $5,000 net of custodian expenses, respectively.

5 - Investment Advisory Fee and Other Transactions with Affiliates
WPG serves as the Funds' investment adviser. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

         Tudor                 .90% of net assets up to $300 million
                               .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

         Growth and Income     .75% of net assets

         Growth                .75% of net assets

         Quantitative Equity   .75% of net assets

         International         .50% while net assets under $15 million
                               .85% while net assets $15 to $20 million
                               1.00% while net assets in excess of $20 million

         Government Securities .60% of net assets up to $300 million
                               .55% of net assets $300 million to $500 million .50% of net assets in excess of $500 million

         MunicipalBond         .00% while net assets under $17 million
                               .50% while net assets in excess of $17 million

         Government Money
           Market              .50% of net assets up to $500 million
                 &             .45% of net assets $500 million to $1 billion
         Tax Free Money Market .40% of net assets $1 billion to $1.5 billion
                               .35% of net assets in excess of $1.5 billion



Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected Hill Samuel Investment Management Limited ("HSIM"), formerly Lloyds Investment Management Limited, as sub-adviser to the Fund. Pursuant to a sub-advisory agreement, HSIM has overall responsibility for the management of the International Fund's assets invested in non-US securities. Lloyds Investment Management Limited, the parent of HSIM, is a limited partner in the partnership of WPG.

Each Fund has entered into an Administration Agreement with WPG whereby WPG earns the following fees based upon a percentage of average daily net assets:
Tudor .07%, Growth and Income .09%, Growth .02%, Quantitative Equity .02%, International .06% while assets exceed $25 million, Government Securities .03%, Intermediate Municipal Bond .12% while assets exceed $50 million, Government Money Market .06%, Tax Free Money Market .03%.

WEISS, PECK & GREER MUTUAL FUNDS

6 - Distribution Plan (Government Securities)
The Trust has adopted a plan of Distribution (the "Plan") under Section 12 (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

For the year ended December 31, 1996, expenses incurred under the Plan were $1,769.

Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

7 - Custodian fees
Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 1996 the Funds' custodian fee and related offset were as follows:


                                                  Custodian         Offset
                                                     Fee            Credit
                                                     ---            ------

         Tudor                                    $60,006          $1,998
         Growth and Income                         28,199           3,431
         Growth                                    36,400           2,041
         Quantitative Equity                       28,829           3,865
         International                             25,566           6,480
         Government Securities                     21,830           3,930
         Intermediate Municipal Bond                6,921           1,692
         Government Money Market                   19,256             808
         Tax Free Money Market                     23,712           9,038



The Funds could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

8 - Reclassification of Capital Accounts
In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change. At December 31, 1996 the amounts reclassified were as follows:

WEISS, PECK & GREER MUTUAL FUNDS


                                   Undistributed     Undistributed    Additional
                                   Net Investment    Net Realized     Paid-in
                                      Income            Gains         Surplus
                                      ------            -----         -------
                                     (000's)           (000's)        (000's)

Tudor                                   87               (21)          (66)
Growth and Income                     (104)              140           (36)
Growth                                (366)              412           (46)
Quantitative Equity                    (92)               53            39
International                          (55)               55             0
Government Securities                  (51)               43             8
Intermediate Municipal Bond            (27)                0            27
Government Money Market                  2            (1,737)        1,735


9 - Federal Income Tax Status of Dividends - (Unaudited)
WPG Tax-Free and WPG Intermediate Municipal Bond Fund have determined that all dividends paid during the year ended December 31, 1996 were paid from investment income and are exempt from Federal income tax. None of these dividends are subject to the Alternative Minimum Tax.

The Funds have distributed long-term capital gains to shareholders during the fiscal year ended December 31, 1996 in the following amounts:


               Tudor Fund                $18,646,084
               Growth & Income Fund        5,517,457
               Growth Fund                 6,209,288
               Quantitative Equity Fund   23,097,148
               International Fund            978,879



The percentage of investment company taxable income eligible for the dividends received deduction available for certain corporate shareholders with respect to the fiscal year ended December 31, 1996, is 100% for both the Growth and Income Fund and the Quantitative Equity Fund.

The above figures may differ from those cited elsewhere in the report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.




WEISS, PECK & GREER MUTUAL FUNDS               (for the years ended December 31 except as indicated in the footnotes)

FINANCIAL HIGHLIGHTS

        $ per share

                              Net           Total
                              Realized      Income
          Net         Net     and           From     Dividends    Distri-
          Asset       Invest- Unrealized    invest-  From         butions   Tax
          Value at    ment    Gains or       ment    Net           From    Return   Total
          Beginning   Income  (Losses) on   Opera-   Investment   Capital    of     Distri-
          of Period   (Loss)  Securities    tions    Income        Gains   Capital  butions
Tudor
1996      22.95       0.00     4.27          4.27    (0.14)       (3.80)    0.00     (3.94)
1995      19.34      (0.10)    8.03          7.93     0.00        (4.32)    0.00     (4.32)
1994      23.40      (0.13)   (2.14)        (2.27)    0.00        (1.79)    0.00     (1.79)
1993      24.85      (0.22)    3.51          3.29     0.00        (4.74)    0.00     (4.74)
1992      24.76      (0.16)    1.40          1.24     0.00        (1.15)    0.00     (1.15)

Growth and Income Fund
1996      26.02       0.24     6.11           6.35    (0.39)      (2.66)    0.00     (3.05)
1995      21.36       0.51     6.44           6.95    (0.53)      (1.76)    0.00     (2.29)
1994      23.34       0.56    (1.83)         (1.27)   (0.62)      (0.09)    0.00     (0.71)
1993      23.89       0.56     1.71           2.27    (0.89)      (1.93)    0.00     (2.82)
1992      24.07       0.45     2.82           3.27    (0.43)      (3.02)    0.00     (3.45)

Growth
1996      125.17    (10.50)   32.64          22.14    (1.25)     (27.59)    0.00    (28.84)
1995       94.45     (0.22)   37.70          37.48     0.00       (6.76)    0.00     (6.76)
1994      116.62     (0.29)  (15.96)        (16.25)    0.00       (5.92)    0.00     (5.92)
1993      126.68     (0.78)   19.42          18.64     0.00      (28.70)    0.00    (28.70)
1992      132.06     (0.47)    8.24           7.77    (0.02)     (13.13)    0.00    (13.15)

Quantitative Equity Fund
1996       6.85       0.16     1.13           1.29    (0.15)      (2.10)    0.00     (2.25)
1995       5.44       0.13     1.70           1.83    (0.12)      (0.30)    0.00     (0.42)
1994       5.58       0.13    (0.11)          0.02    (0.11)      (0.05)    0.00     (0.16)
1993       5.00       0.08     0.62           0.70    (0.08)      (0.04)    0.00     (0.12)

International
1996      11.01      (0.07)    0.57           0.50    (0.04)      (1.18)    0.00     (1.22)
1995      10.93       0.04     1.15           1.19    (0.15)      (0.96)    0.00     (1.11)
1994      11.72       0.01    (0.75)         (0.74)    0.00       (0.05)    0.00     (0.05)
1993       8.54      (0.02)    3.20           3.18     0.00        0.00     0.00      0.00
1992       9.04       0.07    (0.57)         (0.50)    0.00        0.00     0.00      0.00

Government Securities
1996       9.38       0.64    (0.29)          0.35    (0.54)       0.00     0.00     (0.54)
1995       8.83       0.60     0.54           1.14    (0.59)       0.00     0.00     (0.59)
1994      10.37       0.68    (1.56)         (0.88)   (0.64)      (0.02)    0.00     (0.66)
1993      10.38       0.79     0.14           0.93    (0.79)      (0.15)    0.00     (0.94)
1992      10.54       0.70     0.01           0.71    (0.70)      (0.17)    0.00     (0.87)

Intermediate Municipal Bond
1996      10.20       0.48    (0.06)          0.42    (0.48)       0.00     0.00     (0.48)
1995       9.51       0.44     0.69           1.13    (0.44)       0.00     0.00     (0.44)
1994      10.15       0.41    (0.64)         (0.23)   (0.41)       0.00     0.00     (0.41)
1993*     10.00       0.19     0.15           0.34    (0.19)       0.00     0.00     (0.19)

Government Money Market
1996       1.00       0.04     0.00           0.04    (0.04)       0.00     0.00     (0.04)
1995       1.00       0.05     0.00           0.05    (0.05)       0.00     0.00     (0.05)
1994       1.00       0.04    (0.01)          0.03    (0.04)       0.00     0.00     (0.04)
1993       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)
1992       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)

Tax Free Money Market
1996       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)
1995       1.00       0.04     0.00           0.04    (0.04)       0.00     0.00     (0.04)
1994       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)
1993       1.00       0.02     0.00           0.02    (0.02)       0.00     0.00     (0.02)
1992       1.00       0.03     0.00           0.03    (0.03)       0.00     0.00     (0.03)



* From July 1, 1993 (commencement of operations) to December 31, 1993.






                       Net               Net                                                    Average
                      Asset            Assets at     Ratio of        Ratio of                   Commiss-
          Contri-    Value at           End of       Expenses        Net Income    Portfolio      ion
          butions to  End of   Total    Period       To Average      To Average    Turnover       per
          Capital    Period    Return  ($000's)      Net Assets      Net Assets    Rate          Share
Tudor
1996      0.00      23.28      18.82%  181,370         1.25%          (0.57%)      105.4%      $0.058
1995      0.00      22.95      41.18%  165,534         1.30%          (0.47%)      123.1%       N/A
1994      0.00      19.34      (9.81%) 144,207         1.28%          (0.62%)      109.1%       N/A
1993      0.00      23.40      13.38%  242,067         1.25%          (0.76%)      118.8%       N/A
1992      0.00      24.85       5.13%  273,394         1.21%          (0.71%)       88.8%       N/A

Growth and Income Fund
1996      0.00      29.32      24.42%   82,937         1.15%           1.50%        75.8%      $0.062
1995      0.00      26.02      32.73%   67,357         1.22%           2.10%        79.4%       N/A
1994      0.00      21.36      (5.47%)  61,045         1.23%           2.49%        71.9%       N/A
1993      0.00      23.34       9.53%   62,714         1.26%           2.15%        86.4%       N/A
1992      0.00      23.89      13.80%   49,304         1.34%           1.79%        75.5%       N/A

Growth
1996      0.00     118.47      17.99%   62,839         1.08%          (0.07%)      122.4%      $0.064
1995      0.00     125.17      39.72%   60,453         1.07%          (0.21%)      119.0%       N/A
1994      0.00      94.45     (14.03%)  87,942         0.95%          (0.27%)      99.3%        N/A
1993      0.00     116.62      14.87%  169,302         0.98%          (0.54%)     126.6%        N/A
1992      0.00     126.68       6.27%  208,384         0.95%          (0.57%)      84.3%        N/A

Quantitative Equity Fund
1996      0.00       5.89      18.51%  102,450         0.95%           1.52%       60.8%       $0.034
1995      0.00       6.85      33.37%  133,201         1.00%           2.00%       26.1%        N/A
1994      0.00       5.44       0.34%   73,484         1.14%           2.36%       46.8%        N/A
1993      0.00       5.58      13.90%   46,921         1.32%           2.01%       20.6%        N/A

International
1996      0.00      10.29       4.64%   13,161         1.71%           0.31%       85.2%       $0.019
1995      0.00      11.01      10.92%   14,194         1.74%           0.39%       55.9%        N/A
1994      0.00      10.93      (6.32%)  17,102         1.95%           0.12%       69.8%        N/A
1993      0.00      11.72      37.24%   15,996         2.12%          (0.13%)      75.9%        N/A
1992      0.00       8.54      (5.53%)   8,311         2.28%           0.71%       96.8%        N/A

Government Securities
1996      0.00       9.19       3.85%  120,804         0.81%           5.87%     333.1%         N/A
1995      0.00       9.38      13.25%  171,578         0.82%           6.52%     375.0%         N/A
1994      0.00       8.83      (8.70%) 216,364         0.80%           7.18%     115.9%         N/A
1993      0.00      10.37       8.96%  334,904         0.81%           7.43%      97.5%         N/A
1992      0.00      10.38       7.90%  263,407         0.78%           7.36%     137.2%         N/A

Intermediate Municipal Bond
1996      0.00      10.14       4.20%   15,214         0.85%          4.72%       44.4%         N/A
1995      0.00      10.20      12.05%   12,730         0.85%          4.38%       51.2%         N/A
1994      0.00       9.51      (2.29%)  14,005         0.85%          4.20%       30.9%         N/A
1993*     0.00      10.15       3.48%   12,334         0.84%A         3.86%A      17.0%A        N/A

Government Money Market
1996      0.00        1.00      4.56%  152,786         0.83%          4.48%        N/A          N/A
1995      0.00       1.00       5.16%  131,210         0.82%          5.06%        N/A          N/A
1994      0.01       1.00       3.58%  188,197         0.80%          3.54%        N/A          N/A
1993      0.00       1.00       2.80%  140,926         0.81%          2.75%        N/A          N/A
1992      0.00       1.00       2.95%  103,109         0.92%          2.92%        N/A          N/A

Tax Free Money Market
1996      0.00       1.00       3.14%  117,423         0.72%          3.10%        N/A          N/A
1995      0.00       1.00       3.63%  121,754         0.76%          3.56%        N/A          N/A
1994      0.00       1.00       2.61%  152,501         0.73%          2.59%        N/A          N/A
1993      0.00       1.00       2.32%  136,889         0.74%          2.29%        N/A          N/A
1992      0.00       1.00       2.95%  125,622         0.76%          2.92%        N/A          N/A




* From July 1, 1993 (commencement of operations) to December 31, 1993.

        WEISS, PECK & GREER MUTUAL FUNDS

        FINANCIAL HIGHLIGHTS - (Unaudited)



             The Advisor agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the net investment income/(loss) per share, ratio of expenses to average net assets and ratio of net income to average net assets would have been:

                                                                            Ratio of
                                                      Ratio of                Net
                                                      Expenses               Income
                                                      to Average            to Average
                                                      Net Assets            Net Assets
            Growth
               1995                                      1.08%               (0.21%)
            Quantitative Equity
               1993                                      1.41%                1.92%
            International
               1996                                      1.76%                0.26%
               1995                                      1.76%                0.39%
               1994                                      2.35%               (0.28%)
               1993                                      2.89%               (0.64%)
               1992                                      3.23%               (0.24%)
               1991                                      3.02%               (0.06%)
            Intermediate Municipal Bond
               1996                                      1.01%                4.56%
               1995                                      0.97%                4.25%
               1994                                      1.45%                3.60%
               1993*                                     2.00%A               2.70%A


            For  the  Tudor,   Growth  and  Income,   Quantitative   Equity,
            Government  Securities,  Intermediate Municipal Bond, Government
            Money  Market and Tax Free Money  Market  Funds the  custody fee earnings  credit  had an effect of less than  0.01% per share on the above ratios.

            Notes:
            * From July 1, 1993 (commencement of operations) to December 31, 1993 A Annualized


                          Independent Auditors' Report

To the  Shareholders  and Board of  Trustees  of:

     WPG Tudor Fund
     WPG Growth and Income Fund
     WPG Growth Fund
     WPG Quantitative Equity Fund
     Weiss, Peck & Greer International Fund
     WPG Government Securities Fund
     WPG Intermediate Municipal Bond Fund
     WPG Government Money Market Fund
     WPG Tax Free Money Market Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of WPG Tudor Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Government Securities Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1996, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods indicated on pages 50 through 52. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WPG Tudor Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Government Securities Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1996, the results of their operations for the year then ended, their changes in net assets for each of the years in the two-year period then ended, and their financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                       KPMG Peat Marwick LLP
New York, New York
January 15, 1997

                     ONE NEW YORK PLAZA, NEW YORK, NY 10004

INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.            William B. Ross
Lawrence J. Israel                  Harvey E. Sampson
Graham E. Jones                     Robert A. Straniere
Paul Meek

OFFICERS

Roger J. Weiss
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund

Melville Straus
  President and Trustee - WPG Tudor Fund,
  Trustee - WPG Growth Fund,
  Executive Vice President and Trustee -
  WPG Growth and Income Fund

Jay C. Nadel
  Executive Vice President and Secretary - all funds

Francis H. Powers
  Executive Vice President and Treasurer - all funds

Arlen S. Oransky
  Assistant Vice President - all funds

Joseph J. Reardon
  Vice President - all funds

Joseph Parascondola
  Assistant Vice President - all funds

A. Roy Knutsen
  President - WPG Growth and Income Fund

Daniel S. Vandivort
  President - WPG Funds Trust

Daniel Cardell
  Vice President - WPG Quantitative Equity Fund

Arthur L. Schwarz
  Vice President - WPG Intermediate Municipal  Bond Fund

Janet A. Fiorenza
 Vice President - WPG Tax Free Money Market Fund

S. Blake Miller
  Vice President - WPG Intermediate Municipal Bond Fund

INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
4400 Computer Drive
Westboro, MA 01581-5120

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109


INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, NY  10154



This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.

                              WEISS, PECK & GREER

                                  MUTUAL FUNDS

                               Semi-Annual Report
                                 June 30, 1997
                                  (Unaudited)

                                 WPG TUDOR FUND
                           WPG GROWTH AND INCOME FUND
                                WPG GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                         WPG GOVERNMENT SECURITIES FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND

                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800 223-3332

WEISS, PECK & GREER MUTUAL FUNDS

TABLE OF CONTENTS

Chairman's Letter .........................................................    1
Major Portfolio Changes ...................................................    3
Average Annual Total Returns ..............................................    4
Ten Largest Holdings ......................................................    6
(Schedules of Investments)
    WPG Tudor Fund ........................................................    8
    WPG Growth and Income Fund ............................................   11
    WPG Growth Fund .......................................................   13
    WPG Quantitative Equity Fund ..........................................   16
    Weiss, Peck & Greer International Fund ................................   18
    WPG Government Securities Fund ........................................   21
    WPG Intermediate Municipal Bond Fund ..................................   21
    WPG Government Money Market Fund ......................................   25
    WPG Tax Free Money Market Fund ........................................   26
Statements of Assets and Liabilities ......................................   32
Statements of Operations ..................................................   34
Statements of Changes in Net Assets .......................................   36
Notes to Financial Statements .............................................   38
Financial Highlights ......................................................   45


GROWTH
OBJECTIVE:  Maximum capital appreciation (intended primarily for institutional investors).

INTERNATIONAL
OBJECTIVE:  Long-term growth of capital.

TUDOR
OBJECTIVE:  Capital appreciation.

GROWTH AND INCOME
OBJECTIVE:  Long-term growth of capital and current income.

QUANTITATIVE EQUITY
OBJECTIVE:  Seeks to provide investment results that exceed the S & P 500.

INTERMEDIATE MUNICIPAL BOND
OBJECTIVE:  High current income consistent with relative stability of principal
            Exempt from Federal Income Tax.

GOVERNMENT SECURITIES
OBJECTIVE:  Current income.



* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured or guaranteed by the U.S. Government. There can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.

DEAR SHAREHOLDER:


    Amazing is a proper description of the performance of the stock market during the second quarter of 1997. The equities market was experiencing a sharp decline from late March into early April when a very robust rally began. The quarter ended with the S&P 500 Index up 17.5%, its best performance since the first quarter of 1987 and the fourth highest return since 1950. The U.S. bond market stabilized during this period and rallied toward quarter's end.

    The  financial  markets have  responded  to an apparent  slowing of the U.S.
economy during recent months. Real GDP increased just 2.2% for the spring quarter and can be compared to the relative strong growth of 5.9% experienced in the prior quarter. The investment environment is idyllic: positive earnings reports continue, inflation is relatively nonexistent; interest rates are stable and powerful mutual fund money flows continue.

    The stock market's fifteen year annualized return of almost 19% per year through midyear 1997 is the best of any fifteen year period in over a century. There has been a great deal of debate about why we are experiencing such a prolonged period of prosperity in the financial markets. One explanation is that the U.S. economic environment seems to be changing. Global factors have taken on added significance. Capitalism is emerging worldwide, the barriers to free trade have broken down, and global suppliers are benefiting. The U.S. is the dominant technology supplier throughout the world and the leader in health care technology. Productivity is benefiting from the development of technology and global access to resources. U.S. fiscal policy has become increasingly responsible. Monetary policy, led by Alan Greenspan, has promoted price stability and steady economic growth. Corporate earnings have flourished in this environment.

    Clearly, the U.S. economy has changed considerably since 1970 when exports were at 11% of GDP as compared to 24% in 1996. Two out of every three jobs are being created by small businesses. Capital spending as a percent of GNP has expanded dramatically as has technology as a component of capital spending. The information and communications industries are today larger than the auto, steel, mining, petrochemical and natural gas sectors combined. Computer software is our third largest manufacturing industry - growing 12% per year since 1990. PC's outsell TV's. The dollar value of computer chips exceeds the dollar value of steel used in each automobile produced today.

    After lagging their large capitalization counterparts during the first quarter, small stocks bounced back nicely during the second quarter. Although the year-to-date performance of mid-cap and small stock issues still trail that of larger companies, one would expect outperformance over the next several years. Any rise in the inflation rate and/or a cut in the capital gains rate should also be more beneficial to faster growing small companies.

    Obviously, much of the good news is already reflected in our financial markets. Although at current market levels we have concerns about valuation, we are still able to find stock issues in which to invest.

    Economists and investors continued to scrutinize economic reports during the second quarter in an effort to anticipate the Federal Reserve's next interest rate move. The predominant factors influencing rates during the period were the continuation of mild inflation numbers and narrower than expected federal deficit figures. Consumer price statistics released during June showed stable inflation figures. Meanwhile, the producer prices index showed the sixth consecutive decline for the first time since the late 1940's.

    The strong economy has boosted tax receipts which has helped to trim the federal deficit. The lower deficit, when combined with new issuance of inflation indexed bonds, has allowed the Treasury to issue less fixed rate debt. The reduced supply of Treasury securities in the marketplace, coupled with low inflation and a sharp drop in consumer spending, proved to be the catalyst for falling interest rates in the recent three month period.

    While the positives outweighed the negatives during the second quarter there were, nevertheless, signs of strength in the economy that haunted interest rate forecasters. They included steady additions to non-farm payrolls, booming consumer confidence statistics, and a strong manufacturing sector, all of which left certain investors uncomfortable. By quarter end, most market participants were satisfied with the notion that the Federal Reserve's decision making committee would leave short term interest rates unchanged at their pre-July 4th meeting. However, they remained uncertain over the direction of rates for the remainder of the year.

    Yields of all maturities of U.S. Treasury securities ended the second quarter lower than where they began the period and erased much, but not all, of the rise in rates experienced in the first quarter of the year. By the end of June, yields for securities with intermediate range maturities fell the most for the three month period. While yields for the five and ten year Treasury Notes fell by 0.38% and 0.41%, respectively, to finish the quarter at 6.37% and 6.49%, those for the two year T-Note and the thirty year T-Bond fell by 0.35% and 0.31%, respectively, to close at 6.06% and 6.78%.

    During the third quarter, investors will listen closely to Fed Chairman Alan Greenspan's midsummer testimony before the Joint Economic Committee of Congress about the state of the economy. Following this, they will await the August Federal Open Market Committee Meeting to see if the Fed believes it necessary to tighten rates to stem economic growth and to inflationary pressures.

    The MSCI EAFE Index rose by 12.6% in US dollar terms in the second quarter, but that included a significant contribution from Japan where a strong market rally and a rebound in the yen provided a 23.5% capital return. Elsewhere, the United Kingdom and the European markets moved higher, in many cases recovering strongly from a weak March.

    In much of the world, there was an underlying optimism about the gathering pace of economic activity. This resulted in rumors of imminent interest rate rises but, in reality, it was only the United Kingdom where the risk was significant. The United Kingdom economy was strongly consumer led, with a rising currency casting a shadow over exports. However, two rate rises in the quarter did little to dampen the U.K. equity market. In continental Europe, European Monetary Union was an underlying theme, with budget policies being tightened and interest rates being low or moving lower. Japan's market rose sharply as it became clear that economic growth was improving on a fairly broad front, and, together with the yen's sharp rally, this began to encourage investors to look seriously at Tokyo again, after many years of disappointment. In Asia, however, attention focused on problems rather than potential, with Thailand's difficulties drawing parallels in other countries, including Malaysia. Hong Kong benefited from turmoil in the region, with China related stocks doing particularly well.

    After the strong momentum seen in markets thus far this year, a period of consolidation or profit-taking would not be surprising. However, the improving profits environment, particularly in Europe and Japan, and the low inflation growth background suggest that equity markets have not finished their underlying upward trend yet. Future policy is likely to see some profits taken from the United Kingdom and the weighting in Europe increased. However, the fragility of the banking sector in Japan calls for a degree of caution in Tokyo and a rebuilding of the South East Asian weighting would be imprudent until there is greater certainty that economic difficulties have been resolved.

    As always, our goal here at Weiss, Peck & Greer remains to do our best to help our shareholders achieve their long-term investment goals.

                                           Sincerely,


                                           /s/ Roger J. Weiss
                                           Roger J. Weiss
                                           Chairman of the Board
                                           July 23, 1997

WEISS, PECK & GREER MUTUAL FUNDS

MAJOR PORTFOLIO CHANGES - EQUITY FUNDS - QUARTER ENDING JUNE 30, 1007
- UNAUDITED


TUDOR

ADDITIONS
---------
BE Aerospace Inc.
Integrated Health Services Inc.
Kaynar Technologies Inc.
Keane Inc.
KLA-Tencor Corp.
Party City Corp.
Quality Semiconductor
Ryanair Holdings ADR
Synopsys Inc.
Vantive Corp.

DELETIONS
---------
Chase
AGCO Corp.
Chesapeake Energy Corp.
Closure Medical Corp.
Dime Bancorp
Informix Corp.
Petroleum Geo Services ADR
Premier Research
Sybase Inc.
Tecnomatix Tecnologies inc.
Triteal Corp.


GROWTH

ADDITIONS
---------
BE Aerospace Inc.
Homeside Inc.
Integrated Health Services Inc.
Keane Inc.
Quality Semiconductor
Rowan Companies
Ryanair Holdings ADR
Security Dynamics Technology Inc.
Synopsys Inc.
Vantive Corp.

DELETIONS
---------
Arterial Vascular Engineering Inc.
Chesapeake Energy Corp.
Dataworks Corp.
Dime Bancorp Inc.
Informix Corp.
Petroleum Geo Services ADR
Sybase Inc.
Tecnomatix
Triteal Corp.
Western National Corp.

GROWTH AND INCOME

ADDITIONS
---------
Crescent Operating Inc.
Eastman Kodak Co.
Equity Residential Properties
Gap Inc.
Motorola Inc.
Storage Technology Corp.
Titanium Metals Corp.
Warner Lambert Co.

DELETIONS
---------
Manhattan Corp.
Checkpoint Systems Inc.
Costco Companies Inc.
Fluor Corp.
Gillette Co.
Philip Morris Companies Inc.
Texaco Capital 6.875% Due 8/15/23
3 Com Corp.
Urban Shopping Centers

INTERNATIONAL

ADDITIONS
---------
Australia & New Zealand Bank Group
Cheung Kong Holdings
CSR
Dao Heng Bank Group
First Pacific Co.
Japan Airport Terminal Co.
Mitsubishi Trust & Banking
Powergen
Sanwa Shutter Corp.
Schweizerische Bankgesellschaft

DELETIONS
---------
Diversified Resource
Hang Seng Bank
Malayan Banking
Mitsubishi Motor Corp.
National Australia Bank
Shangri-La Asia
Sun Hung Kai Properties
Total "B" Shares Tecnologies inc.
Victor Co. Japan
Winterthur

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 1997 - UNAUDITED


TUDOR
                                           Six        One       Five       Ten
                                          Months*     Year      Years      Years
                                          -------     ----      -----      -----

TUDOR                                      0.99%     1.94%     14.61%     10.94%

Russell 2500 Growth Index                  6.95%     9.43%     16.65%     11.22%
Lipper Capital Appreciation Index         10.16%    14.95%     16.16%     11.73%

The Fund had a disappointing second quarter, finishing behind its benchmarks, and continuing to trail year-to-date. The rebound of small cap stocks in May and June as well as our strong stock selection in the consumer, financial and telecommunications areas benefitted the Fund in the quarter. Looking ahead we believe the fundamentals of small companies remain strong and their valuations are particularly attractive. Investor sentiment is likely to swing in their direction and buoy the group's performance as these factors are recognized. We are continuing to overweight the technology group as we believe this sector's stocks are particularly undervalued and a major secular improvement in fundamentals has begun.

GROWTH AND INCOME
                                           Six        One       Five       Ten
                                          Months*     Year      Years      Years
                                          -------     ----      -----      -----

GROWTH AND INCOME                         21.33%    36.39%     18.92%     13.37%

S & P 500 Stock Index                     20.53%    34.75%     19.80%     14.61%
Lipper Growth & Income Funds              15.52%    28.07%     17.34%     12.76%

The WPG Growth and Income Fund dramatically outperformed the Lipper Growth and Income Fund's average and also ended the quarter ahead of the S&P 500 Index. The portfolio is heavily weighted with large cap growth companies which have led the market during the last several years. Health care, financials and consumer issues continued to pace the Fund portfolio. The best performing health care issues included Warner Lambert, Bristol-Myers Squibb, Eli Lilly and Schering Plough. Leading financial stocks included Travelers, BankAmerica and American Express. Consumer outperformers included Colgate Palmolive, Home Depot and General Electric. Other issues which rose 30% or more included BMC Software, First Data and Xerox. Bonds were eliminated when interest rates fell and the proceeds were reinvested into equities early in the quarter.


GROWTH
                                           Six        One       Five       Ten
                                          Months*     Year      Years      Years
                                          -------     ----      -----      -----
GROWTH                                     1.29%     3.13%     14.94%      9.70%

Russell 2000 Growth Index                  5.23%     4.60%     15.13%      8.95%
Wilshire Small Co. Growth                 10.21%    12.32%     20.27%     11.80%
Lipper Small Cap Index                     6.04%     6.35%     17.39%     11.91%

Results for the second quarter were down somewhat versus the Fund's benchmarks, and the Fund's performance remains behind the benchmarks for the first six months of the year. April was a very difficult month for small cap stocks and, despite good performance during the rest of the quarter, our stocks had trouble regaining the ground they had lost. The strongest performance contribution came from our holdings in financial stocks, consumer miscellaneous and intermediate goods, where both our weightings and stock selection were positive. Our conviction remains strong that small cap stocks are poised for a period of outperformance versus the larger stocks. We are using the current period of weakness as an opportunity to buy promising young companies at very low valuations. For the patient long-term investor, the group holds significant upside potential.

QUANTITATIVE EQUITY

                                           Six        One      From
                                          Months*     Year     1/1/93++
                                          -------     ----     ------
QUANTITATIVE EQUITY                       16.13%     25.91%     17.91%

S & P 500 Stock Index                     20.53%     34.75%     20.01%


The bull market roared ahead in the second quarter on the strength of rising corporate profits and favorable economic news. Signs of inflation were nonexistent and the Federal Reserve Board kept interest rates stable following the slight tightening in February. The combination of extremely favorable conditions meant a further increase in equity valuations. The recent trend favoring growth over value factors for the high cap stocks continued during the first half of the year. Sector returns were highest in banks and drugs. The Fund was rebalanced during the quarter to bring sector weights more in line with the benchmark while staying consistent with our goal of reducing risk and providing excess returns.


INTERNATIONAL
                                           Six        One       Five      From
                                          Months*     Year      Years     6/1/89(a)++
                                          -------     ----      -----     ------
INTERNATIONAL                             10.01%      8.54%      8.81%      4.92%
EAFE (Europe,Australia,Far East) Inde     11.36%     13.16%     13.17%      6.57%


Equity markets moved higher with few exceptions but the dominant feature was a sharp rise in both the Japanese equity market and the yen. The portfolio was in line with the index and neither gained nor lost relatively as a consequence. The overweighting of the UK was based on the assumption that sterling assets would do well, which they did, but the neutral/slightly underweighted continental
European region did even better. The underweighting of Pacific ex Japan was justified given the relative performance of the region, although the portfolio would have benefited from the high exposure to Hong Kong.


Page 4                    See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 1997 - UNAUDITED


GOVERNMENT SECURITIES
                                           Six        One       Five       Ten
                                          Months*     Year      Years      Years
                                          -------     ----      -----      -----
GOVERNMENT SECURITIES                      2.60%     6.52%      4.68%      7.31%
Lehman Intermed. Gov./MBS                  3.27%     7.88%      6.50%      8.43%
Morningstar General Gov. Bond Index        2.47%     6.64%      5.47%      7.32%


Early in the first half of the year the Government Securities Fund was overweighted in mortgage-backed securities, specifically premium coupon and 15 year mortgage pass throughs. This allocation boosted performance during the first quarter as mortgages outperformed similar duration Treasuries. As the mortgage backed sector outperformed it also reached historically rich levels. Late in the first quarter the Fund's allocation to the mortgage sector was moved to an underweight relative to its benchmark. The sector continued to outperform and became increasingly rich. While this caused the performance of the Fund to lag because of its underwieght, our analytical models continued to show that mortgages were at historically narrow yield spreads compared to Treasuries. We therefore moved our weighting in mortgage-backed securities to an even smaller portion of the portfolio. At the end of June, the Fund had a modest allocation to mortgage pass-through securities backed by seasoned mortgage pools which are less sensitive to prepayments. The Fund was primarily invested in US Treasuries with three to five year durations. Our models show this part of the yield curve to offer the best relative value on a historical basis. The Fund currently remains invested with an underweight in mortgages which have begun to weaken as our models anticipated.



INTERMEDIATE MUNICIPAL BOND
                                           Six        One       From
                                          Months*     Year      7/1/93++
                                          -------     ----      -----
INTERMEDIATE MUNICIPAL BOND (B)            2.92%      6.99%      4.99%
Lehman Brothers 3-10 Year Municipal
    Bond Index                             2.73%      6.98%      5.46%


Lipper Intermediate Muni 2.50% 6.55% 4.78%The Fund reported strong results for the first six months of 1997, besting both of its comparative indices. These results were achieved by maintaining a steady duration, or interest rate risk exposure, of 5.25 years. Incremental value was added through security selection.

  *     Not annualized.
  ++    Inception of Fund

(a) The Adviser waived its fee from inception of the Fund through 2/28/90 and has waived a portion of its fee from the date through October 19, 1994. Had the Adviser not done so, the total return for the five years ended 6/30/97 and from inception through 6/30/97 would have been lower.

(b) The Adviser waived its fee from inception of the Fund through October 19, 1994 and reimbursed certain other expenses. Had the Adviser not done so, the total return of the Fund six months ended 6/30/97 for the year ended 6/30/97 and from inception through 6/30/97 would have been lower.

Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index and Russell 2500 Growth Index are measurements of changes in stock market conditions based on the average performance of small U.S. growth oriented securities with a median market capitalization of approximately $220 million and $1.4 billion, respectively. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. Wilshire Asset Management indices are derived from the largest 2500 of the Wilshire 5000 Stock Index and is a broad based index. The Lehman Brothers Intermediate Government/Mortgage Backed Securities Index is a market weighted blend of all intermediate government issues (3-10 year maturities) and all mortgage securities. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. Indices are unmanaged groups of securities.



                       See notes to financial statements                 Page 5


WEISS,  PECK & GREER  MUTUAL  FUNDS

TEN  LARGEST  HOLDINGS  AT JUNE 30,  1997 * (UNAUDITED)



                                                           MARKET
                                                            VALUE     PERCENT
TUDOR FUND                                                 (000'S)    OF FUND
----------                                                 -------    -------

Williams Sonoma Inc ..............................          $4,985      2.8%
QUALCOMM Inc .....................................           3,561      2.1%
Wackenhut Corrections Corp .......................           3,093      1.8%
PETsMART Inc .....................................           3,048      1.8%
Just for Feet Inc ................................           2,703      1.6%
Starbucks Corp ...................................           2,395      1.4%
Access Health Inc ................................           2,328      1.3%
Hyperion Software Corp ...........................           2,293      1.3%
Mills Corp .......................................           2,262      1.3%
Gulf Canada Resources Ltd ........................           2,186      1.3%
                                                           -------     ----
                                                           $28,854     16.7%
                                                           =======     ====


GROWTH FUND
-----------
Williams Sonoma Inc ............................            $2,031      3.0%
QUALCOMM Inc ...................................             1,272      1.9%
Wackenhut Corrections Corp .....................             1,180      1.7%
PETsMART Inc ...................................             1,121      1.6%
Just for Feet Inc ..............................             1,046      1.5%
Starbucks Corp .................................               954      1.4%
Access Health Inc ..............................               870      1.3%
Mills Corp .....................................               831       .2%
Templeton Dragon Fund ..........................               812      1.2%
Platinum Technology Inc ........................               810      1.2%
                                                           -------     ----
                                                           $10,927     16.0%
                                                           =======     ====


INTERNATIONAL FUND
------------------
Preussag AG ......................................         $   276      2.1%
Viag AG ..........................................             270      2.0%
Philips Electronics ..............................             265      2.0%
Commerzbank AG ...................................             264      2.0%
Novartis AG ......................................             254      1.9%
Nestle ...........................................             241      1.8%
Mitsubishi Trust & Banking .......................             237      1.8%
Argentaria CMN ...................................             233      1.7%
Fiat Spa Ord .....................................             223      1.7%
Nippon Telegraph & Telephone Corp ................             221      1.7%
                                                            ------     ----
                                                            $2,484     18.7%
                                                            ======     ====



                                                           MARKET
                                                            VALUE     PERCENT
GROWTH AND INCOME FUND                                     (000'S)    OF FUND
----------------------                                     -------    -------

General Electric Co ................................        $3,922      3.8%
Lilly (Eli) & Co ...................................         3,826      3.7%
American International Group Inc ...................         3,734      3.7%
Warner Lambert Co ..................................         3,728      3.7%
American Express Co ................................         3,725      3.6%
Exxon Corp .........................................         3,444      3.4%
Colgate-Palmolive Co ...............................         3,263      3.2%
Merck & Co .........................................         3,105      3.0%
Carnival Corp ......................................         3,094      3.0%
Intel Corp .........................................         2,836      2.8%
                                                             -----      ---
                                                           $34,677     33.9%
                                                           =======     ====


QUANTITATIVE EQUITY FUND
------------------------
Exxon Corp .....................................            $3,813      3.5%
Royal Dutch Petroleum Co ADR ...................             3,589      3.3%
General Electric Co ............................             3,301      3.1%
Microsoft Corp .................................             2,161      2.0%
Lilly (Eli) & Co ...............................             2,088      1.9%
Philip Morris Companies Inc ....................             1,984      1.9%
Ameritech Corp .................................             1,841      1.7%
Intel Corp .....................................             1,829      1.7%
Dayton Hudson Corp .............................             1,819      1.7%
American Home Products Corp ....................             1,790      1.7%
                                                             -----      ---
                                                           $24,215     22.5%
                                                           =======     ====




WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT JUNE 30,1997* (UNAUDITED) - CONTINUED


                                                              MARKET
                                                              VALUE        PERCENT
GOVERNMENT SECURITIES FUND                                    (000'S)      OF FUND
--------------------------                                    -------      -------

United States Treasury Note 6.500% Due 5/31/01 .........     $ 30,888        26.2%
United States Treasury Note 5.875% Due 2/15/00 .........       15,297        13.0%
Government National Mortgage Association 7.500%
     Due 9/15/07-8/15/23 ...............................       13,488        11.4%
United States Treasury Note 6.500% Due 10/15/06 ........       12,173        10.3%
United States Treasury Note 6.375% Due 4/30/99 .........        8,078         6.8%
United States Treasury Note 6.375% Due 5/15/00 .........        6,553         5.6%
United States Treasury Note 6.000% Due 5/31/98 .........        5,626         4.8%
United States Treasury Note 5.625% Due 11/30/98 ........        4,071         3.4%
United States Treasury Note 6.625% Due 4/30/02 .........        3,997         3.4%
United States Treasury Bond 6.125% Due 12/31/01 .               3,703         3.1%
                                                              -------        ----
                                                             $103,874        88.0%
                                                             ========        ====


INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------
Cook County Illinois School District No. 99
     (FGIC Insured) 8.500% Due 12/1/01 .................     $  1,010         4.9%
San Antonio Texas Electric & Gas 5.250% Due 2/1/10 .....        1,003         4.8%
Harris County Texas Flood District General Obligation
     Zero Coupon Due 10/1/06 ...........................          613         2.9%
Dallas Fort Worth Regional Airport Revenue
     (FGIC Insured) 7.750% Due 11/1/01 .................          607         2.9%
Oklahoma County Oklahoma Home Finance Authority
     Single Family Refunding Prerefunded
     Zero Coupon Due 7/1/12 ............................          603         2.9%
Cypress-Fairbanks Texas General Obligation
     Independent School District 7.300%
     Due 2/15/07 .......................................          591         2.8%
Surry County North Carolina Pollution Control
     Finance Authority 9.250% Due 12/1/02 ..............          583         2.8%
Deer Park Texas Independent School District
     School Building 6.375% Due 2/15/07 ................          558         2.7%
West Virginia School Building Authority
     (MBIA Insured) 7.000% Due 7/1/09 ..................          545         2.6%
Brunswick County Virginia Industrial Development
     Authority Correctional Facilities Lease
     (MBIA Insured) 5.650% Due 7/1/09 ..................          521         2.5%
                    -----      - - --                           -----        ----
                                                             $  6,634        31.8%
                                                             ========        ====


* The composition of the largest securities in each portfolio is subject to change.


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED




    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                     TUDOR

                 COMMON STOCKS (95.6%)
                 CAPITAL GOODS
                 COMMUNICATIONS (9.2%)
    15,000     #+Advanced Fibre Communication Inc .............       $   906
    50,000     #+Ascend Communications Inc ....................         1,969
    95,000      +Aspect Telecommunications ....................         2,114
    20,000     *+Cascade Communications Corp ..................           552
    37,500      +Cellnet Datasystems ..........................           466
    65,000      +Digital Generation Systems Inc. ..............           292
    44,700      +FORE Systems Inc .............................           609
    35,000      +Gilat Satellite Network Ltd ..................         1,164
    30,000      +Itron Inc ....................................           776
   105,000      +Novatel Inc ..................................           801
    37,500      +P-COM Inc ....................................         1,238
    70,000      +QUALCOMM Inc .................................         3,561
    27,200      +Saville Systems ADR ..........................         1,414
                                                                       ------
                                                                       15,862
                                                                       ------

                 COMPUTER PERIPHERALS (1.8%)
    25,000     *+Adaptec Inc. .................................           869
    20,000      +Komag Inc ....................................           327
    60,000      +Network Computing Devices ....................           698
    42,500     *+Read-Rite Corp ...............................           887
    37,000      +Smartflex Systems Inc ........................           361
                                                                        -----
                                                                        3,142
                                                                        -----
                COMPUTER SOFTWARE &
                SERVICES (10.6%)
    20,000      +Arbor Software Corp ..........................           705
    19,600      +Aurum Software Inc ...........................           470
    30,000      +Checkfree Corp ...............................           529
    25,000      +Data Processing ..............................           584
   102,500      +Hyperion Software Corp .......................         2,293
    40,000      +Industri-Matematik International Corp ........           650
    70,000     #+INSO Corp ....................................         1,439
    37,500      +Legato Systems Inc ...........................           694
    40,000     #+Netscape Communications Corp .................         1,283
    42,500      +Parametric Technology Corp ...................         1,809
    10,000      +PeopleSoft Inc ...............................           527
    50,000      +Planning Sciences ADR ........................           288
   151,900      +PLATINUM Technology Inc ......................         2,013
    17,500      +QuickResponse Services Inc ...................           634
    64,000      +Raster Graphics Inc ..........................           464
    55,000      +Security Dynamics Technology Inc .............         2,028
    80,000      +Segue Software Inc ...........................         1,090
    30,000      +Vantive Corp .................................           848
                                                                       ------
                                                                       18,348



    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                     TUDOR (continued)

                 OTHER CAPITAL GOODS (4.3%)
    22,500     *+AES Corp .....................................       $ 1,592
    33,700      +American Superconductor Corp .................           413
    37,500      +BE Aerospace Inc .............................         1,186
    36,000       Commonwealth Industries Inc ..................           733
    35,000      +Emcor Group Inc ..............................           556
    17,500      +Hexcel Corp ..................................           302
    40,000      +Kaynar Technologies Inc ......................           725
    17,000     #+ThermoQuest Corp .............................           259
    50,000      +ThermoQuest Corp (A) .........................           724
    50,000      +Trident International Inc ....................           900
                                                                        -----
                                                                        7,390
                                                                        -----

                 SEMI - CONDUCTORS & RELATED (3.8%)
    10,000      +Altera Corp ..................................           505
    98,500      +Integrated Packaging Assembly Corp ...........           345
    25,000      +Harmonic Lightwaves Inc ......................           428
    16,000      +KLA-Tencor Corp ..............................           780
    10,800      +Kopin Corp ...................................           169
    15,000      +Maxim Integrated Products Inc ................           853
     7,647      +Quality Semiconductor Inc. (A) ...............           704
    23,000      +Summit Design Inc ............................           187
    26,500      +Synopsys Inc .................................           974
    27,000      +Uniphase Corp ................................         1,573
                                                                       ------
                                                                        6,518
                                                                       ------
                                                                       51,260
                                                                       ------

                 CONSUMER
                 BIOTECHNOLOGY (8.0%)
    85,000      +BioChem Pharmaceutical Inc ...................         1,891
   144,500      +Biocircuits Corp .............................           117
   155,000      +Cambridge Neuroscience Inc ...................           639
    50,000      +Chirex Inc ...................................           594
    50,000      +Cor Therapeutics .............................           531
    19,000      +Dura Pharmaceuticals Inc. ....................           758
    75,000     #+Epitope Inc ..................................           591
    35,800      +Genzyme Corp .................................           362
    20,000      +Guilford Pharmaceuticals Inc .................           485
    30,000      +ImmuLogic Pharmaceutical Corp ................            94
    15,000      +INCYTE Pharmaceuticals Inc ...................         1,005
    68,000      +Metra Biosystems Inc .........................           327
    57,500     #+North American Vaccine Inc ...................         1,110
    19,400      +Parexel International Corp ...................           616
    40,000      +Pathogenesis Corp ............................         1,165
    25,000      +Protein Design Laboratories Inc. .............           713
    90,700      +Ribi Immunochem Research Inc. ................           419
    15,000      +SangStat Medical Corp ........................           347


                       See notes to financial statements


Page 8



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                     TUDOR (continued)

   171,800      +SEQUUS Pharmaceuticals Inc ...................       $ 1,095
    30,000      +Synaptic Pharmaceutical Corp .................           394
    61,000      +Urocor Inc ...................................           572
                                                                       ------
                                                                       13,825
                                                                       ------
                 HEALTH CARE - COST
                 CONTAINMENT (2.7%)
    95,000     *+Access Health Inc ............................         2,328
    27,000      #Integrated Health Services Inc. ..............         1,039
    40,000       Omnicare Inc .................................         1,255
                                                                        -----
                                                                        4,622
                                                                        -----

                 HEALTH CARE - OTHER (3.1%)
    30,000     #+Complete Management Inc ......................           427
    18,546      +Del Global Technologies Corp .................           158
    77,000      +ESC Medical Systems Ltd ......................         1,964
    31,500      +Heartport Inc ................................           555
    20,000      +Neopath, Inc. ................................           380
    34,000      +Phycor Inc ...................................         1,171
    60,000      +Resound Corp .................................           338
    34,500      +United Payors & United Providers Inc .........           457
                                                                        -----
                                                                        5,450
                                                                        -----

                 MEDIA - CELLULAR (2.8%)
    27,826      +Globalstar Telecommunications Ltd ............           852
    30,000      +Iridium World Communications Inc .............           544
   107,500      +Loral Space & Communications .................         1,613
    47,000      +PT Pasifik Satelit Nusantara ADR .............           729
    67,500      +Western Wireless Corp Cl A ...................         1,072
                                                                        -----
                                                                        4,810
                                                                        -----

                 MEDIA - OTHER (1.3%)
    40,000      +Intermedia Communications Inc ................         1,295
    15,000      +Pacific Gateway Exchange Inc .................           424
    55,000      +Paging Network Inc ...........................           483
                                                                        -----
                                                                        2,202
                                                                        -----

                 MEDIA - WIRELESS CABLE
                 TELEVISION (0.1%)
    74,000     #+Heartland Wireless Communications Inc. .......           176
                                                                        -----

                 OTHER CONSUMER (4.2%)
    12,500      +Cinar Films Inc Cl B .........................           406
    58,000      +Designer Holdings Ltd ........................           591
    10,000      +Double Tree Corp .............................           411
    35,000     #+Family Golf Centers Inc ......................           805


    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                     TUDOR (continued)

    32,500      +Gemstar International Group Ltd ..............       $   597
    70,000       Hollingher International Inc Cl A ............           783
    61,500     # Royal Caribbean Cruises Ltd ..................         2,149
    42,500     #+Turbochef Inc ................................           574
    45,000       Wetherspoon J.D ..............................         1,021
                                                                        -----
                                                                        7,337
                                                                        -----
                 RESTAURANTS (5.0%)
    40,000      +Landry's Seafood Restaurants Inc .............           920
    45,000      +Papa John's International Inc ................         1,654
    60,000       Pizza Express (B) ............................           628
    50,500     #+Planet Hollywood International Inc ...........         1,162
    77,500     #+Rainforest Cafe Inc ..........................         1,967
    61,500     #+Starbucks Corp ...............................         2,395
                                                                       ------
                                                                        8,726
                                                                       ------

                 RETAIL (10.9%)
    25,000      #+Amazon.Com Inc ..............................           462
    17,500      +Barnett Inc ..................................           429
    75,000      +Friedman's Inc Cl A ..........................         1,716
    46,500      +Garden Botanika Inc ..........................           279
    65,000       Heilig-Meyers Co. ............................         1,276
   155,000     #+Just for Feet Inc ............................         2,703
    50,000      +Party City Corp ..............................           837
   265,000      +PETsMART Inc .................................         3,048
   117,000     *+Sunglass Hut International Inc ...............           739
    50,000      +Twin Lab Corp ................................         1,200
    40,000      +Whole Foods Market Inc .......................         1,325
   114,500      +Williams Sonoma Inc ..........................         4,895
                                                                       ------
                                                                       18,909
                                                                       ------
                                                                       66,057
                                                                       ------

                 ENERGY
                 OIL & GAS EXPLORATION (2.4%)
   263,000      +Gulf Canada Resources Ltd. ...................         2,186
    25,000      +Nuevo Energy Co ..............................         1,025
    32,500       Vintage Petroleum Inc ........................           999
                                                                       ------
                                                                        4,210
                                                                       ------

                 OIL SERVICES (4.4%)
    15,000      +BJ Services Co ...............................           804
    25,000      +EVI Inc ......................................         1,050
    17,000      +Falcon Drilling Co Inc .......................           980
    78,000      +Noble Drilling Corp ..........................         1,760
    55,000      +Rowan Companies ..............................         1,550
    40,000      +Weatherford Enterra Inc ......................         1,540
                                                                       ------
                                                                        7,684
                                                                       ------
                                                                       11,894
                                                                       ------



                       See notes to financial statements                  Page 9

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                TUDOR (continued)


                 INTERMEDIATE GOODS & SERVICES
`                BASIC INDUSTRIES (2.2%)
    29,500       CalMat Co ....................................       $   634
    40,000      +Huntco Inc Cl A ..............................           570
    40,000      #Lyondell Petrochemical Co ....................           872
    22,000       OM Group Inc .................................           729
   200,000      +Waxman Industries Inc ........................           950
                                                                       ------
                                                                        3,755
                                                                       ------
                 BUSINESS SERVICES (8.5%)
    22,500      +Cambridge Technology Partners Inc ............           720
    62,500       Checkpoint Systems Inc .......................         1,004
    20,000      +Ciber Inc ....................................           684
    10,000      +Compuware Corp ...............................           477
    17,500     #+Corrections Corp of America ..................           696
    11,500      +Flextronics International Ltd ................           311
    15,000      +Hadco Corp ...................................           982
    45,000     #+International Network Services ...............         1,170
    20,000      +Keane Inc ....................................         1,040
    20,000      +Maximus Inc ..................................           357
   100,000      +Programmer's Paradise Inc ....................           950
    21,500      +Solectron Corp ...............................         1,505
    28,000      +Technology Solutions .........................         1,106
   106,200      +Wackenhut Corrections Corp ...................         3,093
    48,750     #+Youth Services International Inc .............           591
                                                                       ------
                                                                       14,686
                                                                       ------
                 INFRASTRUCTURE (0.2%)
   550,000       Hopewell Holdings ............................           348

                 TRANSPORTATION (2.7%)
   119,000      +America West Holdings Corp Cl B ...............        1,725
    55,000     #+Continental Airlines Cl B .....................        1,922
    35,000      +Ryanair Holdings ADR ..........................          949
                                                                       ------
                                                                        4,596
                                                                       ------
                                                                       23,385
                                                                       ------
                 INTEREST SENSITIVE
                 BANKS (1.4%)
    32,500      +BankUnited Financial Corp Cl A ...............           321
    18,000       Coastal Bancorp Inc ..........................           535
    20,000      +First Hawaiian Inc ...........................           682
    50,000      +RedFed Bancorp Inc ...........................           819
                                                                       ------
                                                                        2,357
                                                                       ------

    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                TUDOR (continued)

                 INSURANCE (1.5%)
    85,000       20Th Century Industries ......................       $ 1,785
    25,000       PXRE Corp ....................................           769
                                                                       ------
                                                                        2,554
                                                                       ------

                 OTHER (3.2%)
    72,000      +Amerin Corp ..................................         1,746
   100,000      +Cadiz Land Company Inc .......................           525
    20,000       Everen Capital Corp ..........................           624
    20,000      +Healthcare Financial Partners ................           407
    50,000      +Homeside Inc .................................         1,094
    75,000      +Money Gram Payment Systems ...................         1,181
                                                                       ------
                                                                        5,577
                                                                       ------
                                                                       10,488
                                                                       ------
                 REAL ESTATE INVESTMENT TRUST (1.3%)
                 RESIDENTIAL (1.3%)
    81,700       Mills Corp ...................................         2,262
                                                                       ------
                 TOTAL COMMON STOCKS
                  (Cost $123,947) .............................       165,346
                                                                       ------
                 CLOSED END FUND (1.3%)
                  (Cost $1,858)
   135,000       Templeton Dragon Fund ........................         2,194
                                                                       ------
                 CONVERTIBLE PREFERRED
                   STOCKS (0.7%)
                 CAPITAL GOODS (0.0%)
                 OTHER CAPITAL GOODS
     5,138       +Advanced Promotion Technologies Inc. (A) ....             1
                                                                       ------
                  CONSUMER
                  MEDIA - CELLULAR (0.7%)
    20,000       Globalstar Telecommunications Ltd. (B) .......         1,160
                                                                       ------
                  TOTAL CONVERTIBLE
                  PREFERRED STOCKS
                    (COST $1,443) ..............................        1,161
                                                                       ------

Principal
Amount
(000's)
-------
                 CONVERTIBLE BONDS (0.8%)
                 INTERMEDIATE GOODS & SERVICES
                 BUSINESS SERVICES (0.3%)
   $   525       Youth Services International
                    7.000% Due 2/1/06 ..........................         593
                                                                       ------

Page 10                   See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)

 PRINCIPAL
 AMOUNT                                                            VALUE
 (000's)                          SECURITY                         (000'S)
---------                         --------                         -------

                                TUDOR (continued)


                 CAPITAL GOODS
                 COMMUNICATIONS (0.4%)
   $   500       Itron Inc. (B) 6.750% Due 3/13/04 ............       $   635
                                                                      -------

                 CONSUMER
                 HEALTH CARE - OTHER (0.1%)
       250       Heartport Inc. (B) 7.250% Due 5/1/04 .........           234
                                                                      -------
                 TOTAL CONVERTIBLE BONDS
                  (Cost $1,275) ...............................         1,462
                                                                      -------
                 EURODOLLAR DEPOSIT (2.5%)
                   Cost ($4,311)
     4,311       Sumitomo Bank Ltd 6.250% Due 7/1/97 ..........         4,311
                                                                      -------

Number
of Warrants
-----------
                 WARRANTS (0.2%)
                 CONSUMER
                 BIOTECHNOLOGY (0.0%)
       375       Perseptive Biosystems Inc Exp 9/11/03 ........             1
                                                                      -------

                 ENERGY
                 OIL SERVICES (0.2%)
    10,000       B.J. Services Co Exp 4/13/00 .................           292
                                                                      -------

                 TOTAL WARRANTS
                  (Cost $48) ..................................           293
                                                                      -------

Number
of Contracts
------------

                 PURCHASED PUT OPTIONS (0.1%)
        57       Morgan Stanley Index 7/97 @ 420 ..............            59
        25       Nasdaq 100 Index 7/97 @ 950 ..................            56
        40       S&P 500 Index 7/97 @ 890 .....................            70
                                                                      -------

                 TOTAL PURCHASED PUT OPTIONS
                  (Cost $273) .................................            185
                                                                      -------
                 TOTAL INVESTMENTS (101.2%)
                   (Cost $133,155) ............................        174,952

                 LIABILITIES IN EXCESS OF
                 OTHER ASSETS (-1.2%) .........................         (2,130)
                                                                       -------

                 TOTAL NET ASSETS (100.0%) ....................        $172,822
                                                                       ========



NUMBER                                                            VALUE
OF CONTRACTS                      SECURITY                         (000'S)
------------                      --------                         -------

                 WRITTEN CALL OPTIONS
                  (Premiums Received $494)
       100       Cascade Communications Corp 7/97 @ 30 ........       $     6
        57       Morgan Stanley Index 7/97 @ 410 ..............           130
        25       Nasdaq 100 Index 7/97 @ 940 ..................            94
       425       Read-Rite Corp 7/97 @ 20 .....................            80
       105       Sunglass Hut 7/97 @ 5 ........................            16
        40       S&P 500 Index 7/97 @ 880 .....................            96
                                                                       ------
                                                                       $  422
                                                                       ------

  +       Non-income producing security.
  #       Securities out on loan.
  *       Securities pledged in whole or part for written options.
 (A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale.
 (B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers."




    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                               GROWTH AND INCOME

                 COMMON STOCKS (98.4%)
                 CAPITAL GOODS
                 AEROSPACE (2.6%)
    50,000       Boeing Co ....................................       $ 2,653
                                                                      -------

                 COMPUTER SOFTWARE &
                 SERVICES (7.6%)
    25,000       BMC Software Inc .............................         1,384
    40,000       Cadence Design Systems Inc ...................         1,340
    20,000       Intel Corp ...................................         2,836
    50,000       Storage Technology Corp ......................         2,225
                                                                      -------
                                                                        7,785
                                                                      -------
                 OTHER CAPITAL GOODS (8.7%)
    60,000       General Electric Co ..........................         3,922
    35,000       Motorola Inc .................................         2,660
    30,000       Xerox Corp ...................................         2,366
                                                                        8,948
                                                                      -------
                                                                       19,386
                                                                      -------

                       See notes to financial statements                Page 11



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                               GROWTH AND INCOME (continued)
                 CONSUMER
                 BEVERAGES (2.0%)
    30,000       Coca Cola Co .................................       $ 2,092
                                                                      -------

                 HEALTH CARE (17.3%)
    35,000       American Home Products Corp. .................         2,677
    24,000       Bristol-Myers Squibb Co ......................         1,944
    35,000       Lilly (Eli) & Co .............................         3,826
    30,000       Merck & Co ...................................         3,105
    20,000       Pfizer Inc ...................................         2,390
    30,000       Warner Lambert Co ............................         3,728
                                                                      -------
                                                                       17,670
                                                                      -------
                 RESTAURANTS (2.1%)
    45,000       McDonald's Corp. .............................         2,174
                                                                      -------

                 OTHER CONSUMER (8.6%)
    75,000       Carnival Corp ................................         3,094
    30,000       Eastman Kodak Co .............................         2,303
    25,000       Gap Inc ......................................           972
    35,000       Home Depot ...................................         2,413
                                                                      -------
                                                                        8,782
                                                                      -------
                                                                       30,718
                                                                      -------

                 OTHER CONSUMER
                 CONSUMER NON-DURABLES (5.1%)
    50,000       Colgate- Palmolive Co ........................         3,263
    30,000       Johnson & Johnson ............................         1,931
                                                                      -------
                                                                        5,194
                                                                      -------
                 INTERMEDIATE GOODS & SERVICES
                 BASIC INDUSTRIES (7.9%)
    40,000       Hercules Inc. ................................         1,915
    50,000       Monsanto Co ..................................         2,153
    27,000       Praxair Inc. .................................         1,512
    80,000       Titanium Metals Corp .........................         2,530
                                                                      -------
                                                                        8,110
                                                                      -------
                 BUSINESS SERVICES (1.3%)
    30,000       First Data Corp ..............................         1,318
                                                                      -------
                                                                        9,428
                                                                      -------
                 NATURAL RESOURCES
                 ENEREGY & RELATED (8.1%)
    30,000       Amerada Hess Corp. ...........................         1,667
    35,000       Dresser Industries Inc .......................         1,304
    56,000       Exxon Corp ...................................         3,444
    15,000       Schlumberger Ltd .............................         1,875
                                                                      -------
                                                                        8,290
                                                                      -------

    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                               GROWTH AND INCOME (continued)

                 REAL ESTATE INVESTMENT TRUSTS
                 COMMERCIAL & INDUSTRIAL (4.2%)
     8,000       Crescent Operating Inc .......................       $    96
    80,000       Crescent Real Estate Equities Inc ............         2,540
    40,000       Duke Realty Investors Inc. ...................         1,620
                                                                      -------
                                                                        4,256
                                                                      -------
                 HEALTH CARE (1.3%)
    75,000       LTC Properties Inc ...........................         1,359
                                                                      -------

                 RESIDENTIAL (4.6%)
    31,000       Equity Residential Properties ................         1,473
    50,000       Gables Residential Trust .....................         1,263
    70,000       Mills Corp ...................................         1,938
                                                                      -------
                                                                        4,674
                                                                      -------
                                                                       10,289
                                                                      -------
                 INTEREST SENSITIVE
                 BANKS (5.1%)
    40,000       BankAmerica Corp .............................         2,583
    60,000       Bank of New York Inc. ........................         2,610
                                                                      -------
                                                                        5,193
                                                                      -------
                 INSURANCE (6.1%)
    25,000       American International Group Inc .............         3,734
    40,000       Travelers Group Inc ..........................         2,523
                                                                      -------
                                                                        6,257
                                                                      -------
                 OTHER (5.8%)
    50,000       American Express Co. .........................         3,725
    50,000       Federal National Mortgage Association ........         2,181
                                                                      -------
                                                                        5,906
                                                                      -------
                                                                       17,356
                                                                      -------
                 TOTAL COMMON STOCKS
                   (Cost $64,608) .............................       100,661

Principal
Amount
(000's)
-------
                 EURODOLLAR DEPOSIT (1.8%)
                  (Cost $1,811)
   $ 1,811       Societe Genrale Bank 5.750% Due 7/1/97 .......         1,811
                                                                      -------

                 TOTAL INVESTMENTS (100.2%)
                  (Cost $66,419) ..............................       102,472
                 LIABILITIES IN EXCESS
                   OF OTHER ASSETS (-0.2%) ....................          (179)
                                                                      -------
                 TOTAL NET ASSETS (100.0%) ....................      $102,293
                                                                     ========


 +       Non-income producing security.

Page 12                     See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                  GROWTH FUND

                 COMMON STOCKS (90.7%)
                 CAPITAL GOODS
                 COMMUNICATIONS (8.3%)
     4,000     #+Advanced Fibre Communication Inc .............       $   241
    15,500     #+Ascend Communications Inc ....................           610
    35,000      +Aspect Telecommunications ....................           779
     9,800     *+Cascade Communications Corp ..................           271
    25,000      +FORE Systems Inc .............................           341
    13,500      +Gilat Satellite Network Ltd ..................           449
    17,500     #+Itron Inc ....................................           453
    17,500      +Novatel Inc ..................................           133
    15,000      +P-COM Inc ....................................           495
    25,000     #+QUALCOMM Inc .................................         1,272
     7,500      +Saville Systems ADR ..........................           390
    13,000      +Viasat Inc ...................................           188
     5,000      +VideoServer Inc ..............................            66
                                                                      -------
                                                                        5,688
                                                                      -------
                 COMPUTER PERIPHERALS (2.0%)
     7,000      +Adaptec Inc. .................................           243
     7,000      +Komag Inc ....................................           115
    20,200      +Kopin Corp ...................................           316
    23,500      +Network Computing Devices ....................           273
    15,000     *+Read-Rite Corp ...............................           313
    12,000      +Smartflex Systems Inc ........................           117
                                                                      -------
                                                                        1,377
                                                                      -------

                 COMPUTER SOFTWARE &
                 SERVICES (9.7%)
     9,000      +Arbor Software Corp ..........................           317
     6,500      +Aurum Software Inc ...........................           156
    10,000      +Checkfree Corp ...............................           176
     7,500      +Data Processing Resources Corp ...............           175
    35,000      +Hyperion Software Corp .......................           783
    15,000      +Industri-Matematik International Corp ........           244
    25,000     #+INSO Corp ....................................           514
    10,000      +Legato Systems Inc ...........................           185
    19,000      +Netscape Communication Corp ..................           609
    14,000      +Parametric Technology Corp ...................           596
    36,000      +Planning Sciences ADR ........................           207
    61,100      +PLATINUM Technology Inc ......................           810
     8,500      +QuickResponse Services Inc ...................           308
    25,000      +Raster Graphics Inc ..........................           181
    20,000      +Security Dynamics Technology Inc .............           738
    25,000      +Segue Software Inc ...........................           341
    11,000      +Vantive Corp .................................           311
                                                                      -------
                                                                        6,651
                                                                      -------

    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                            GROWTH FUND (continued)


                 SEMI-CONDUCTORS & RELATED (3.6%)
     6,000       +Altera Corp .................................       $   303
    10,000       #+Harmonic Lightwaves Inc ....................           171
    30,000       +Integrated Packaging Assembly Corp ..........           105
     6,000       +Kla-Tencor Corp .............................           292
     4,000       +Maxim Integrated Products Inc ...............           227
     4,153       +Quality Semiconductor (A) ...................           383
     5,000       +Summit Design Inc ...........................            41
     8,000       +Synopsys Inc ................................           294
    11,000       +Uniphase Corp ...............................           641
                                                                      -------
                                                                        2,457
                                                                      -------
                 OTHER CAPITAL GOODS (3.7%)
     8,500       +AES Corp ....................................           601
    26,500       +American Superconductor Corp ................           325
    12,000       +BE Aerospace Inc ............................           380
    13,000       +Commonwealth Industries Inc .................           265
     7,000       +Hexcel Corp .................................           121
   300,000       #+Noise Cancellation Technologies ............            84
    25,000       +ThermoQuest Corp (A) ........................           362
    20,000       +Trident International Inc ...................           360
                                                                      -------
                                                                        2,498
                                                                      -------
                                                                       18,671
                                                                      -------
                 CONSUMER
                 BIOTECHNOLOGY (7.2%)
    32,500       +BioChem Pharmaceutical Inc ..................           723
    34,000       +Cambridge Neuroscience Inc ..................           140
    18,000       +Chirex Inc ..................................           214
    15,000       +Cor Therapeutics ............................           159
    22,500       +Genzyme Corp ................................           228
     6,600       +Guilford Pharmaceuticals Inc ................           160
    20,000       +ImmuLogic Pharmaceutical Corp ...............            63
     6,000       +INCYTE Pharmaceuticals Inc ..................           402
    20,000       +Metra Biosystems Inc ........................            96
    24,500       +North American Vaccine Inc ..................           473
     6,500       +Parexel International Corp ..................           206
    16,000       +Pathogenesis Corp ...........................           466
     7,500       +Protein Design Laboratories Inc. ............           214
   110,606       +Ribi Immunochem Research Inc. ...............           512
     8,000       +SangStat Medical Corp .......................           185
    42,000       +SEQUUS Pharmaceuticals Inc ..................           268
    13,500       +Synaptic Pharmaceutical Corp ................           177
    22,500       +Urocor Inc ..................................           211
                                                                      -------
                                                                        4,897
                                                                      -------

                       See notes to financial statements                Page 13


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)

    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------
                            GROWTH FUND (continued)

                 HEALTH CARE - COST CONTAINMENT (2.3%)
    35,500      +Access Health Inc ............................       $   870
    10,000      +Integrated Health Services Inc. ..............           385
    10,000      +Omnicare Inc .................................           314
                                                                      -------
                                                                        1,569
                                                                      -------
                 HEALTH CARE - OTHER (2.8%)
    30,000      +ESC Medical Systems Ltd ......................           765
     7,500      +Impath Inc ...................................           204
    10,000      +Neopath, Inc. ................................           190
    15,000      +Phycor Inc ...................................           517
    17,500      +United Payors & United Providers .............           232
                                                                      -------
                                                                        1,908
                                                                      -------
                 HEALTH CARE - PHARMACEUTICALS (0.4%)
     6,500      +Dura Pharmaceuticals Inc. ....................           259
                                                                      -------

                 MEDIA - CELLULAR (2.4%)
     6,904      +Globalstar Telecommunication .................           211
    40,000      +Lightbridge Inc ..............................           305
    36,500      +Loral Space & Communications .................           548
    20,000      +PT Pasifik Satelit Nusantara ADR .............           310
    16,500      +Western Wireless Corp Cl A ...................           262
                                                                      -------
                                                                        1,636
                                                                      -------
                 MEDIA - OTHER (2.1%)
    18,500      +Intermedia Communications Inc ................           599
     3,500      +Pacific Gateway Exchange Inc .................            99
    20,000      +Paging Network Inc ...........................           175
    15,000      +Univision Communications Inc .................           587
                                                                      -------
                                                                        1,460
                                                                      -------
                 MEDIA - WIRELESS CABLE
                 TELEVISION (0.2%)
    45,000     #+Heartland Wireless Communications Inc ........           107

                 RESTAURANTS (4.3%)
    13,000      +Landry's Seafood Restaurants Inc .............           299
    17,500     #+Papa John's International Inc ................           643
    15,000     #+Planet Hollywood International Inc ...........           345
    27,500     #+Rainforest Cafe Inc ..........................           698
    24,500     #+Starbucks Corp ...............................           954
                                                                      -------
                                                                        2,939
                                                                      -------

    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------
                            GROWTH FUND (continued)
                 RETAIL (11.1%)
     8,000     #+Amazon.Com Inc ...............................       $   148
     8,000      +Barnett Inc ..................................           196
    30,000      +Friedman's Inc A .............................           686
    25,000      +Garden Botanika Inc ..........................           150
    25,000       Heilig-Meyers Co. ............................           491
    60,000     #+Just for Feet Inc ............................         1,046
    35,000      +Party City Corp ..............................           586
    97,500      +PETsMART Inc .................................         1,121
    45,000     *+Sunglass Hut International ...................           284
    17,500      +Twinlab Corp .................................           420
    12,500     #+Whole Foods Market Inc .......................           414
    47,500     #+Williams Sonoma Inc ..........................         2,031
                                                                      -------
                                                                        7,573
                                                                      -------
               OTHER CONSUMER (3.4%)
    19,000      +Designer Holdings Ltd ........................           194
    13,500     #+Family Golf Centers Inc ......................           310
    15,000      +Gemstar International Group Ltd ..............           276
    25,000       Hollinger International Cl A .................           280
    17,500      +Lithia Motors Inc Cl A .......................           192
    20,800      +Royal Caribbean Cruises Ltd ..................           727
    15,100      +Wetherspoon J.D (B) ..........................           343
                                                                      -------
                                                                        2,322
                                                                      -------
                                                                       24,670
                                                                      -------
                 ENERGY
                 OIL SERVICES (4.1%)
     5,000      +BJ Services Co ..............................            268
    10,000      +EVI Inc .....................................            420
     9,000      +Falcon Drilling Co Inc ......................            519
    31,500      +Noble Drilling Corp .........................            711
    12,500      +Rowan Companies .............................            352
    13,500      +Weatherford Enterra Inc .....................            520
                                                                       -------
                                                                        2,790
                                                                       -------
                 OIL & GAS EXPLORATION (2.3%)
    92,000      +Gulf Canada Resources Ltd ....................           765
    10,000      +Nuevo Energy Co ..............................           410
    12,500       Vintage Petroleum Inc ........................           384
                                                                      -------
                                                                        1,559
                                                                      -------
                                                                        4,349
                                                                      -------
                 INTERMEDIATE GOODS & SERVICES
                 BASIC INDUSTRIES (2.2%)
    15,000       Calmat Co ....................................           323
    17,500       Huntco Inc Cl A ..............................           249
    12,500     # Lyondell Petrochemical Co ....................           273
    10,000       OM Group Inc .................................           331
    62,200     #+Waxman Industries Inc ........................           295
                                                                      -------
                                                                        1,471
                                                                      -------


Page 14                     See notes to financial statements





WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)

    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------
                            GROWTH FUND (continued)


                 BUSINESS SERVICES (9.1%)
   422,500     #+Advanced Promotion Technology Inc ............       $     1
    10,000      +Cambridge Technology Partners Inc ............           320
    30,000     #+Checkpoint Systems Inc .......................           482
     8,000      +Ciber Inc ....................................           274
     4,000      +Compuware Corp ...............................           191
     6,500      +Corrections Corp of America ..................           258
    20,000     #+Digital Generation Systems Inc. ..............            90
    30,000      +Emcor Group Inc ..............................           476
    12,500      +Flextronics International Ltd ................           338
     5,000      +Hadco Corp ...................................           327
    17,500     #+International Network Services ...............           455
     6,000      +Keane Inc ....................................           312
    35,000      +Programmers Paradise Inc .....................           333
     7,500      +Solectron Corp ...............................           525
    10,000      +Technology Solutions .........................           395
    40,500      +Wackenhut Corrections Corp ...................         1,180
    20,000     #+Youth Services International Inc .............           242
                                                                      -------
                                                                        6,199
                                                                      -------
                 TRANSPORTATION (2.5%)
    50,000      +America West Holdings Corp B .................           725
    16,000     #+Continental Air Cl B .........................           559
    15,000      +Ryanair Holdings ADR .........................           407
                                                                      -------
                                                                        1,691
                                                                      -------
                                                                        9,361
                                                                      -------
                 INTEREST SENSITIVE
                 BANKS (1.5%)
    18,500      +BankUnited Financial Corp Cl A ...............           183
     6,000       Coastal Bancorp Inc ..........................           178
    10,000       First Hawaiian Inc ...........................           341
    20,000      +Redfed Bancorp Inc ...........................           328
                                                                      -------
                                                                        1,030
                                                                      -------
                 INSURANCE (2.5%)
    29,500      +Amerin Corp ..................................           715
     9,000       PXRE Corp ....................................           277
    35,500       20Th Century Industries ......................           746
                                                                      -------
                                                                        1,738
                                                                      -------
                 OTHER (1.8%)
     7,500       Everen Capital Corp ..........................           234
     7,500      +Healthcare Financial Partners ................           153
    17,500      +Homeside Inc .................................           383
    29,000      +MoneyGram Payment Systems ....................           456
                                                                      -------
                                                                        1,226
                                                                      -------
                                                                        3,994
                                                                      -------


    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------
                            GROWTH FUND (continued)


                 REAL ESTATE INVESTMENT TRUST
                 RESIDENTIAL (1.2%)
    30,000       Mills Corp ...................................       $   831
                                                                      -------
                 TOTAL COMMON STOCK
                   (Cost $51,593) .............................        61,876
                                                                      -------
                 CLOSED END FUND (1.2%)
                   (Cost $697)
    50,000       Templeton Dragon Fund ........................           812
                                                                      -------
                 CONVERTIBLE PREFERRED
                 STOCK (0.7%)
                   (Cost $425)
     8,500       Globalstar Telecommunication Ltd (B) .........           493
                                                                      -------



PRINCIPAL
AMOUNT
(000's)
-------
                 CONVERTIBLE BONDS (0.7%)
                 CONSUMER
                 HEALTH CARE - OTHER (0.2%)
   $   150       Intermediate Goods & Services ...............            140
                                                                      -------
                 BUSINESS SERVICES (0.5%)
       300       Youth Services International 7.000%
                    Due 2/1/06 ...............................            339
                                                                      -------
                 TOTAL CONVERTIBLE BONDS
                   (Cost $450) ...............................            479
                                                                      -------
Number of
Warrants
--------
                 WARRANTS (0.0%)
                  (Cost $0)
                 CONSUMER
                 BIOTECHNOLOGY (0.0%)
       948       Perseptive Biosystems Inc. Exp 9/11/03 .......             1
                                                                      -------

Number of
Contracts
---------
                 PURCHASED PUT OPTIONS (0.1%)
        21       Morgan Stanley Index 7/97 @ 420 ..............            22
                                                                      -------
        10       Nasdaq 100 Index 7/97 @ 950 ..................            22
                                                                      -------

                 TOTAL PURCHASED PUT OPTIONS
                   (Cost $75) .................................            44
                                                                      -------



                       See notes to financial statements                Page 15

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)

  PRINCIPAL                                                            VALUE
  AMOUNT                             SECURITY                         (000'S)
  (000's)
  -------                           ---------                         -------

                            GROWTH FUND (continued)

                 REPURCHASE AGREEMENT (7.4%)
    $5,041       Citicorp 5.950% Due 7/1/97
                   with a maturity value of $5,342
                   (Collateralized by $5,147
                   U.S. Treasury Notes
                   5.750% Due 12/31/98)
                   (Cost $5,041) ...........................           $5,041
                                                                      -------
                 TOTAL INVESTMENTS (100.8%)
                   (Cost $58,281) ..........................           68,746
                                                                      -------
                 LIABILITIES IN EXCESS OF
                   OTHER ASSETS (-0.8%) ....................             (535)
                                                                      -------
                 TOTAL NET ASSETS (100.0%) .................          $68,211
                                  ======                              =======

Number of
Contracts
---------
                 CALL OPTIONS WRITTEN
                   (Premiums Received $157)
        35       Cascade Communications 7/97 @ 30 .............             2
        21       Morgan Stanley Index 7/97 @ 410 ..............            48
        10       Nasdaq 100 Index 7/97 @ 940 ..................            38
       150       ReadRite 7/97 @ 20 ...........................            28
        50       Sunglass Hut International 7/97 @ 5 ..........             7
                                                                      -------
                                                                          123
                                                                      -------

 +       Non-income producing security.
 #       Securities out on loan.
 *       Securities pledged in whole or part for written options.
(A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers."



NUMBER                                                               VALUE
OF SHARES                          SECURITY                         (000'S)
---------                          --------                         -------

                              QUANTITATIVE EQUITY

                 COMMON STOCKS (97.5%)
                 BASIC MATERIALS (6.4%)
     6,835       Allegheny Teledyne Inc .......................       $   185
    11,600       Aluminum Co. of America ......................           874
     3,800       Avery Dennison Corp ..........................           153
     7,900       Crown Cork & Seal Inc ........................           422
    10,900       Dow Chemical Co ..............................           950


   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                         QUANTITATIVE EQUITY (continued)

    13,300       Engelhard Corp ...............................       $   278
     4,600       James River Corp of Virginia .................           170
    19,400       Kimberly-Clark Corp ..........................           965
     4,600       Phelps Dodge Corp ............................           392
    12,300       Rohm & Haas Co ...............................         1,108
     7,000       Sigma Aldrich Corp ...........................           245
    14,200       Thomas & Betts Corp ..........................           746
     7,000       W.R. Grace & Co ..............................           386
                                                                       ------
                                                                        6,874
                                                                       ------
                 CONSUMER CYCLICAL (11.0%)
     2,400       Armstrong World Industries Inc ...............           176
     4,900       CVS Corp .....................................           251
    34,200       Dayton Hudson Corp ...........................         1,819
    10,500       Dillards Inc - Cl A ..........................           364
    13,000       Eastman Kodak Co .............................           998
     7,600      +Federated Department Stores Inc ..............           264
    37,900       Ford Motor Co ................................         1,431
     5,600       Gannet Inc ...................................           553
    10,500       Goodyear Tire & Rubber Co ....................           665
     7,100      +HFS Inc ......................................           412
     6,400       King World Productions Inc ...................           224
    10,400       Masco Corp ...................................           434
     8,100       Maytag Corp ..................................           212
     4,400       McGraw-Hill Companies Inc ....................           259
     3,600       Mercantile Stores ............................           227
    16,500       New York Times Co Cl A .......................           817
     9,400       Nike Inc., Cl B ..............................           549
     4,500       Rite Aid Corp. ...............................           224
    25,600       TJX Companies Inc ............................           675
     2,500       VF Corp ......................................           212
    12,800       Walt Disney Co ...............................         1,027
                                                                        ------
                                                                        11,793
                                                                        ------
                 CONSUMER NON - CYCLICAL (12.9%)
    10,100       American Stores Co ...........................           499
    18,100       Anheuser- Busch Companies Inc. ...............           759
    27,180       Archer Daniels Midland Co ....................           639
     4,500       Avon Products Inc ............................           318
     1,800       Clorox Co. ...................................           238
    24,400       Coca Cola Co .................................         1,702
    10,600       Colgate- Palmolive Co ........................           692
     8,600       Conagra Inc ..................................           551
     8,700       Gillette Co. .................................           824
    14,300       Heinz H J Co .................................           660
     3,100       Hershey Foods Corp ...........................           171
    12,600       Kellogg Co ...................................         1,079
    14,800      +Kroger Co ....................................           429
    44,700       Philip Morris Companies Inc. .................         1,984


Page 16                    See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                         QUANTITATIVE EQUITY (continued)

     4,800       Pioneer Hi Bred International ................       $   384
     6,300       Procter & Gamble Co ..........................           890
     9,400       Quaker Oats Co ...............................           422
     6,400       Ralston Purina Co ............................           526
     5,200       Unilever NV ADR ..............................         1,113
                                                                       ------
                                                                       13,880
                                                                       ------
                 ENERGY (9.5%)
     6,400       Coastal Corp .................................           341
    12,200       Dresser Industries Inc .......................           454
    62,000       Exxon Corp ...................................         3,813
     7,400       Halliburton Co., .............................           586
    66,000       Royal Dutch Petroleum Co ADR .................         3,589
     3,300       Schlumberger Ltd .............................           413
     9,000       Texaco Inc ...................................           979
                                                                       ------
                                                                       10,175
                                                                       ------
                 FINANCIAL (13.6%)
     7,100       Aetna Inc ....................................           727
    17,600       BankAmerica Corp .............................         1,136
    11,100       Chase Manhattan Corp .........................         1,077
     8,100       Cigna Corp ...................................         1,438
    12,900       Comerica Inc .................................           877
    18,400       Fannie Mae ...................................           803
     3,500       Fifth Third Bancorp ..........................           287
    14,400       First Chicago NBD ............................           871
     3,200       General Re Corp ..............................           582
    17,400       Lowes Corp ...................................           646
    10,400       Marsh & McLennan Cos .........................           742
    22,935       Morgan Stanley Dean Witter Discover ..........           988
     7,200       National City Corp ...........................           378
     2,300       NationsBank Corp .............................           148
     5,900       Republic NY Corp .............................           634
    20,900       Southtrust Corp ..............................           865
     3,400       St Paul Companies Inc ........................           259
    19,400       Travelers Group Inc ..........................         1,223
     9,000       UNUM Corp ....................................           378
     9,500       U.S. Bancorp .................................           609
                                                                       ------
                                                                       14,668
                                                                       ------
                 HEALTH (12.0%)
    23,400       American Home Products Corp. .................         1,790
     5,200       Bausch & Lomb Inc ............................           245
     5,400       Becton Dickinson & Co. .......................           273
     7,400      +Boston Scientific Corp .......................           455
     3,737       Bristol-Myers Squibb Co. .....................           303
    42,200       Columbia Healthcare Corp .....................         1,659
    15,000       Corning Inc ..................................           834
    19,100       Lilly (Eli) & Co .............................         2,088
    12,500       Pfizer Inc ...................................         1,494


   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                         QUANTITATIVE EQUITY (continued)

    26,600       Schering-Plough Corp. ........................       $ 1,273
    15,500      +Tenet Healthcare Corp ........................           458
    10,700       Warner Lambert Co ............................         1,329
    16,000      +Wellpoint Health Networks ....................           734
                                                                       ------
                                                                       12,935
                                                                       ------
                 INDUSTRIALS (7.6%)
    16,900       Browning Ferris Industries Inc. ..............           562
     2,500       Cummins Engine Inc ...........................           176
    10,100       Deere & Co ...................................           554
     5,000       Deluxe Corp ..................................           171
    50,500       General Electric Co ..........................         3,301
     5,300       Interpublic Group of Companies Inc ...........           325
    12,200       Minnesota Mining & Manufacturing Co ..........         1,244
    16,700       Parker Hannifin Corp .........................         1,013
     6,800       Textron Inc ..................................           451
     6,100       Tyco International Ltd .......................           424
                                                                       ------
                                                                        8,221
                                                                       ------
                 TECHNOLOGY (20.2%)
     5,400      +Advanced Micro Devices Inc ...................           195
    27,100       Ameritech Corp ...............................         1,841
    37,600       Bellsouth Corp. ..............................         1,744
    19,600       Boeing Co ....................................         1,040
     5,900       +Compaq Computer Corp ........................           586
     4,900       Eaton Corp ...................................           428
     6,500       General Dynamics .............................           488
     6,900       Harris Corp. .................................           580
    14,800       Hewlett Packard Co ...........................           829
     6,000       Honeywell Inc. ...............................           455
    12,900       Intel Corp ...................................         1,829
    18,300       International Business Machines Corp .........         1,650
    10,600       McDonnell Douglas Corp .......................           726
    17,100      +Microsoft Corp ...............................         2,161
    15,200       Motorola Inc .................................         1,155
    15,900      +Oracle Corp ..................................           801
     5,000       Pitney Bowes Inc. ............................           348
    10,900       Raytheon Co ..................................           556
    27,400       Sprint Corp ..................................         1,442
    19,000      +Sun Microsystems Inc. ........................           707
    33,600       US West Inc ..................................         1,266
    11,600       Xerox Corp ...................................           915
                                                                       ------
                                                                       21,742
                                                                       ------
                 TRANSPORTATION (1.2%)
     6,000       Burlington Northern Santa Fe .................           539
     3,900       Delta Air Lines, Inc. ........................           320
     6,500       Union Pacific Corp ...........................           458
                                                                       ------
                                                                        1,317
                                                                       ------

                       See notes to financial statements                Page 17



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                         QUANTITATIVE EQUITY (continued)


                 UTILITIES (3.1%)
     7,700       American Electric Power Co ...................       $   323
     3,300       Columbia Gas System Inc ......................           215
     3,500       Consolidated National Gas Co .................           188
    19,200       Edison International .........................           478
    30,200       Entergy Corp .................................           827
     7,400       FPL Group Inc. ...............................           341
     5,300       GPU Inc ......................................           190
    11,000       Houston Industries Inc .......................           236
     6,100       Ohio Edison Co ...............................           133
     5,200       Pacific Enterprises ..........................           175
     5,300       Sonat, Inc. ..................................           272
                                                                       ------
                                                                        3,378
                                                                       ------
                 TOTAL COMMON STOCKS
                 (Cost $81,321) ...............................       104,983
                                                                      -------

Principal
Amount
(000's)
-------
                 U.S. GOVERNMENT
                 OBLIGATION (0.5%)
                   (Cost $495)
   $   500      *US Treasury Bills Due 9/18/97 ................           495
                                                                      -------
                 EURODOLLAR DEPOSIT (2.8%)
                 (Cost $3,040)
     3,040       Sumitomo 6.250% Due 7/1/97 ...................         3,040
                                                                      -------
                 TOTAL INVESTMENTS (100.8%)
                   (Cost $84,856) ..............................      108,518

                 LIABILITIES IN EXCESS OF
                    OTHER ASSETS (-0.8%)                                 (911)
                                                                      -------

                 TOTAL NET ASSETS (100.0%)                           $107,607
                                                                     ========


Number of                                                          Unrealized
Contracts                                                        Depreciation
---------                                                        ------------
                 FUTURES PURCHASED
                    (Aggregated futures amount $445)
         1       SEPT S&P 500 Futures .........................             7
                                                                      -------


 +     Non-income producing security.
 *     Securities pledged in whole or part for written options.




   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                                 INTERNATIONAL

                 COMMON STOCKS (95.3%)
                 AUSTRALIA (2.1%)
    12,000       Australia & New Zealand Bank Group ...........       $    90
     4,000       Broken Hill Property .........................            59
    21,000       CSR ..........................................            81
     8,500       WMC Ltd ......................................            54
                                                                      -------
                                                                          284
                                                                      -------
                 AUSTRIA (1.1%)
     1,190       OMV ..........................................           152

                 BELGIUM (0.5%)
       175       Generale De Banque ...........................            67

                 DENMARK (1.3%)
     3,295       Tele Danmark `B' .............................           171

                 FRANCE (9.3%)
     1,711       Alcatel Alsthom Cie Generale D'Electric ......           214
     2,067       Axa Uap ......................................           129
     1,260       Banque Nationale De Paris ....................            52
     1,140       Christian Dior S.A ...........................           188
     1,509      +Eaux (Cie Generale Des) ......................           194
     2,584       Havas ........................................           186
     1,190       Lafarge ......................................            74
     1,343       Rhone-Poulenc `A' ............................            55
     1,206       Societe Generale .............................           135
                                                                      -------
                                                                        1,227
                                                                      -------
                 GERMANY (7.7%)
     9,311       Commerzbank AG ...............................           264
     2,655       Daimler Benz .................................           215
       941       Preussag AG ..................................           276
       594       Viag AG ......................................           270
                                                                      -------
                                                                        1,025
                                                                      -------
                 HONG KONG (2.7%)
     7,000       Cheung Kong ..................................            69
    16,000       Dao Heng Bank Group ..........................            88
    60,000       First Pacific Co .............................            77
    34,400       Hong Kong & China Gas ........................            69
     6,500       Swire Pacific A ..............................            58
                                                                      -------
                                                                          361
                                                                      -------
                 ITALY (4.0%)
    62,149       Fiat Spa Ord .................................           223
   117,000       Istituto Nazionale Delle .....................           178
    21,250      +Seat Spa .....................................             7
    21,250       Stet .........................................           124
                                                                      -------
                                                                          532
                                                                      -------

Page 18                     See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                           INTERNATIONAL (continued)

                 JAPAN (30.0%)
     2,200       Asatsu Corp ..................................       $    81
       500       Autobacs Seven ...............................            40
       440       Canon Sales Co ...............................            10
       280       Circle K Japan Co. Ltd .......................            16
    11,000       Dai Ichi Kangyo Bank .........................           150
     6,000       Eisai Co .....................................           113
     3,000       Hankyu Corp ..................................            16
    10,000       Hitachi Ltd ..................................           112
    22,000       Hitachi Zosen Corp ...........................            88
    15,000       Itochu Corp ..................................            81
     6,000       Japan Airport Terminal Co ....................            73
     1,000       Japan Assoc Finance ..........................            79
     4,000       Kinden Corp ..................................            57
     4,000       Matsushita Electric Industrial ...............            81
     2,700       Meitec .......................................            80
    15,000       Mitsubishi Heavy Industries ..................           115
    15,000       Mitsubishi Trust & Banking ...................           237
     7,000       Mitsui Fudosan Co ............................            96
     5,000       Mycal Corp ...................................            72
     4,000       NEC Corp .....................................            56
    16,000       Nippon Express Co ............................           128
    25,000       Nippon Steel .................................            80
        23       Nippon Telegraph & Telephone Corp ............           221
       290       Nippon Television Network ....................           116
    14,000       Nissan Motor Co ..............................           109
     9,000       Ohbayashi-Gumi ...............................            60
     2,000       Omron Corp ...................................            42
     9,000       Ricoh ........................................           118
     1,000       Rohm Co ......................................           103
     9,000       Sanwa Shutter Corp ...........................            82
     8,000       Seiyo Food Systems ...........................            61
     5,000       Shin-Etsu Chemicals Co .......................           133
     5,000       Showa Shell Sekiyo ...........................            47
       700       Smc Corp .....................................            59
       700       Sony Corp ....................................            61
     9,000       Sumitomo Bank ................................           148
    10,000       Sumitomo Trust & Bank ........................           107
     2,000       Taisho Pharmaceutical ........................            54
     7,000       The Bank of Tokyo-Mitsubishi .................           140
     5,000       Tokyo Style ..................................            69
    10,000       Toray Industries Inc .........................            71
     2,000       Tostem Corporation ...........................            55
     6,000       Toyota Motor Co Y50 ..........................           177
    10,000       Yokogawa Electric Corp .......................            87
                                                                      -------
                                                                        3,981
                                                                      -------
                 MALAYSIA (1.5%)
    12,000       Hume Industries ..............................            55
    24,000       Sime Darby ...................................            80
     9,000       United Engineers .............................            65
                                                                      -------
                                                                          200
                                                                      -------

   NUMBER                                                              VALUE
  OF SHARES                      SECURITY                              (000'S)
  ---------                      --------                              -------

                           INTERNATIONAL (continued)

                 NETHERLANDS (4.4%)
     8,895       Elsevier .....................................       $   149
     5,394       K.L.M ........................................           166
     3,695       Philips Electronics ..........................           265
                                                                      -------
                                                                          580
                                                                      -------

                 SINGAPORE (0.7%)
    13,000       D.B.S. Land ..................................            41
     3,500       +Keppel Corp Ltd-A ...........................            15
     9,000       +Keppel Corp .................................            40
                                                                      -------
                                                                           96
                                                                      -------

                 SPAIN (2.9%)
     4,172       Argentaria CMN ...............................           233
     3,450       Repsol .......................................           146
                                                                      -------
                                                                          379
                                                                      -------

                 SWEDEN (2.7%)
     4,993       Ericsson Tele B ..............................           196
     3,069       Pharmacia & Upjohn ...........................           104
     3,625       Stora Kopparberg .............................            59
                                                                      -------
                                                                          359
                                                                      -------

                 SWITZERLAND (5.0%)
       183       Nestle .......................................           241
       159       Novartis AG ..................................           254
       145       Schweizerische Bankgesellschaft ..............           166
                                                                      -------
                                                                          661
                                                                      -------

                 UNITED KINGDOM (19.4%)
     4,310       Abbey National ...............................            59
    32,325       Asda Group ...................................            67
     4,560       Barclays .....................................            91
     4,752       Bass .........................................            58
     8,442       BBA Group ....................................            50
     3,498       British Aerospace ............................            78
     5,536       British Airways ..............................            63
     6,940       British Land Co ..............................            65
    12,821       British Petroleum Co .........................           159
    10,578       British Telecomm .............................            79
     9,400       Cable & Wireless .............................            86
    62,148      +Centrica .....................................            76
     6,294       Compass Group ................................            71
     5,491       Emap .........................................            68
     5,058       General Accident .............................            74
    13,989       General Electric .............................            84
     5,387       Glaxo Wellcome ...............................           111
     4,652       Granada Group ................................            61
     5,875       Grand Metropolitan ...........................            57


                       See notes to financial statements                Page 19


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                           INTERNATIONAL (continued)

     3,571       HSBC Holdings ................................       $   110
    15,375       Imperial Tobacco .............................            99
     5,629       Kingfisher ...................................            64
     6,207       Next .........................................            70
     5,620       Powergen .....................................            67
     7,004       Prudential Corp ..............................            68
     5,444       Reuters ......................................            57
    25,272       Shell Transport & Trading ....................           172
     5,393       Smithkline Beacham ...........................            99
     5,561       Standard Chartered Bank ......................            85
    15,227       Tomkins ......................................            66
     8,115       Wolseley I ...................................            63
     2,849       Zeneca Group .................................            94
                                                                        2,571
                                                                      -------
                 TOTAL COMMON STOCK
                   (Cost $10,758) .............................        12,646
                                                                      -------

Principal
Amount
(000's)
-------
                 U.S. TREASURY OBLIGATION (3.4%)
                  (Cost $445)
   $   450       US T-Bill Due 9/18/97 ........................           445

                 TOTAL INVESTMENTS (98.7%)
                  (Cost $11,203)          13,091

                 OTHER ASSETS IN EXCESS
                    OF LIABILITIES (1.3%) .....................           177

                 TOTAL NET ASSETS (100.0%) ....................       $13,268


 +       Non-income producing security.




                           INTERNATIONAL (continued)


                          International Fund
                          Industry Concentrations

  % of Net                                                            Values
  Assets                                                              (000's)
  ------                                                              -------

      16.7%      Banks ........................................       $ 2,222
       6.6%      Telecommunications ...........................           877
       6.3%      Electronics ..................................           835
       6.2%      Drugs ........................................           829
       6.1%      Automotive ...................................           814
       5.0%      Natural Resources ............................           668
       4.1%      Retail .......................................           546
       3.7%      Food & Beverage ..............................           488
       3.5%      Transportation ...............................           461
       3.4%      Insurance ....................................           449
       3.1%      Utilities ....................................           407
       2.8%      Business Services ............................           369
       2.7%      Metal & Metal Products .......................           356
       2.5%      Energy .......................................           331
       2.5%      Engineering ..................................           327
       2.3%      Construction .................................           311
       2.3%      Conglomerates ................................           303
       2.3%      Media ........................................           302
       2.2%      Manufacturing ................................           287
       2.1%      Real Estate ..................................           275
       1.7%      Publishing ...................................           224
       1.4%      Chemicals ....................................           188
       0.9%      Machinery ....................................           115
       0.7%      Tobacco ......................................            99
       0.6%      Agricultural .................................            80
       0.6%      Computer Software ............................            80
       0.6%      Aerospace & Defense ..........................            78
       0.6%      Holding Companies ............................            77
       0.5%      Basic Industries .............................            71
       0.5%      Consumer Services ............................            61
       0.4%      Paper Products ...............................            59
       0.4%      Financial Services ...........................            57
     -----                                                            -------
      95.3%      Total Stocks .................................        12,646
       3.4%      Short-term Investments .......................           445
     -----                                                            -------
      98.7%      Total Investments ............................        13,091
                 Other Assets in Excess of
       1.3%        Liabilities ................................           177
     -----                                                            -------
     100.0%      Total Net Assets .............................       $13,268
     -----                                                            -------



Page 20                    See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)

 Principal
 Amount                                                               Value
 (000's)                            Security                         (000's)
 -------                            --------                         -------

                             GOVERNMENT SECURITIES

                 U.S GOVERNMENT SECURITIES
                    AND AGENCIES (99.3%)
                 U.S. GOVERNMENT SECURITIES (81.3%)
                 U.S. TREASURY BOND (3.1%)
   $ 3,740       6.125% Due 12/31/01 ..........................       $ 3,703
                                                                      -------

                 U.S. TREASURY NOTES (78.2%)
     5,615       #6.000% Due 5/31/98 ..........................         5,626
     4,090       5.625% Due 11/30/98 ..........................         4,071
     8,035       6.375% Due 4/30/99 ...........................         8,078
    15,420       #5.875% Due 2/15/00 ..........................        15,297
     6,530       #6.375% Due 5/15/00 ..........................         6,553
     2,985       6.375% Due 3/31/01 ...........................         2,989
    30,720       6.500% Due 5/31/01 ...........................        30,888
     2,650       6.250% Due 1/31/02 ...........................         2,636
     3,960       6.625% Due 4/30/02 ...........................         3,997
    12,225       #6.500% Due 10/15/06 .........................        12,173
                                                                      -------
                                                                       92,308
                                                                      -------
                 TOTAL U.S. GOVERNMENT SECURITIES
                   (Cost $95,660) .............................        96,011
                                                                      -------

                U.S. GOVERNMENT AGENCIES (18.0%)
                 FEDERAL HOME LOAN MORTGAGE
                   CORPORATION (FREDDIE MAC) (1.2%)
     1,429       7.000% Due 5/1/09 ............................         1,433
                                                                      -------

                 FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION (FNMA) (1.5%)
     1,678       9.000% Due 11/1/10 ...........................         1,770
                                                                      -------

                 GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION (GNMA) (15.3%)
    13,279       7.500% Due 9/15/07-8/15/23 ...................        13,488
     2,970       8.000% Due 2/15/17-9/15/17 ...................         3,079
     1,372       9.000% Due 6/15/21 ...........................         1,466
                                                                      -------
                                                                       18,033
                                                                      -------

                 TOTAL U.S. GOVERNMENT AGENCIES
                    (Cost $21,027) ............................        21,236
                                                                      -------

Number of
Contracts
---------
                 PURCHASED CALL OPTIONS ON
                    U.S. TREASURY NOTES (0.0%)
                    (Cost $23)
         4       6.250% Due 5/31/99 Exp 7/97 ..................             2
         4       6.625% Due 5/15/07 Exp 7/97 ..................             6
                                                                      -------
                                                                            8
                                                                      -------



Number of                                                              Value
Contracts                     Security                                 (000's)
---------                     --------                                 -------

                       GOVERNMENT SECURITIES (continued)

                 TOTAL INVESTMENTS (99.3%)
                  (Cost $116,710) .............................      $117,255
                                                                     --------

                 OTHER ASSETS IN EXCESS OF
                  LIABILITIES (0.7%) ..........................           837
                                                                     --------

                 TOTAL NET ASSETS (100.0%) ....................      $118,092
                                                                     ========
                 CALL OPTIONS WRITTEN
                   (Premium received $23)
         8       GNMA 7.500% 7/15/27 Exp 7/97 .................             9

 #    Securities out on loan.



  Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                          INTERMEDIATE MUNICIPAL BOND

                  ALASKA (0.5%)
      $100        Alaska State Housing
                    Financial Corporation
                    Mortgage Program 1st Series
                    6.800% Due 12/1/99 ........................          $100

                 COLORADO (1.4%)
       100       Adams County Colorado
                    School District No. 12 Series
                    General Obligation
                    (MBIA Insured )
                    5.450% Due 12/15/06 ......................            104

        45       Brighten Colorado
                    General Obligation
                    (FGIC Insured )
                    Zero Coupon Due 12/1/00 ..................             38

       150       Westminster Colorado Multifamily
                    Revenue Refunding Housing
                    Oasis Wexford Apts Project
                    5.350% Due 12/1/25 ......................            152

                 CONNECTICUT (1.7%)
        95       Connecticut State Health & Education
                    Facilities Authority Revenue
                    Sacred Heart University Series D
                    5.200% Due 7/1/01 .......................            95


                       See notes to financial statements               Page 21



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

        $85      Connecticut State Health & Education
                    Facilities Authority Revenue
                    Sacred Heart University Series D
                    4.800% Due 7/1/99 .......................             $85

        100      Connecticut State Health & Education
                    Facilities Authority Revenue
                    Sacred Heart University Series D
                    5.300% Due 7/1/99 .......................             100

        50       Stratford Connecticut
                    General Obligation
                    (FGIC Insured)
                    7.000% Due 6/15/04 ......................              57

                 DISTRICT OF COLUMBIA (1.9%)
        300      District of Columbia
                    General Obligation
                    5.000% Due 6/1/01 .......................             297

        100      District of Columbia
                    General Fund Recovery
                    Series B-3
                    4.100.% Due 6/1/03 (a) ..................             100

                 FLORIDA (6.1%)
        20       Florida St. Pollution Control
                    Revenue Series F
                    5.500% Due 7/1/98 .......................              20

        425      Jacksonville Florida Electric
                    Authority Revenue
                    6.000% Due 7/1/01 .......................             439

        100      Pinellas County Florida
                    Health Facilties Authority
                    Pooled Hospital Loan Program
                    Series 1985
                    4.000% Due 12/1/15 (a) ..................             100

        500       St. John's County Florida
                    Water & Sewer Revenue
                    (MBIA Insured)
                    5.250% Due 6/1/10 .......................             507

        200       University Athletic Association Inc
                    Capital Improvement Revenue
                    4.000% Due 2/1/20 (a) ...................             200


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

                 GEORGIA (2.2%)
        $400     Georgia State Series D
                    General Obligation
                    6.700% Due 8/1/10 .......................            $463


                 ILLINOIS (9.5%)
        175      Berkeley Illinois
                    Industrial Development
                    Revenue Walgreen
                    Company Project Series A
                    6.250% Due 12/1/98 ......................             177

        240      Chicago Illinois
                    Water Revenue Refunding
                    (AMBAC Insured)
                    5.600% Due 11/1/04 ......................             251

        875      Cook County Illinois School District
                    School District No. 99
                    (FGIC Insured)
                    8.500% Due 12/1/01 ......................           1,010

        100      Cook & DuPage Counties, Illinois
                    Combined School District - B
                    (FGIC Insured)
                    Zero Coupon Due 12/1/05 .................              66

        371      Illinois Health Facilities
                    Authority Revenue Series A
                    (MBIA Insured)
                    7.900% Due 8/15/03 ......................             376

        100      Illinois State
                    General Obligation
                    5.700% Due 6/1/98 .......................             101

                 INDIANA (2.1%)
        410      La Porte Indiana Economic
                    Development Revenue
                    Boise Cascade Corp. Project
                    Escrowed to Maturity
                    7.375% Due 6/1/01 .......................             437

                 IOWA (0.5%)
        100      Iowa Student Loan
                    Liquidity Corporation
                    Student Loan Revenue
                    6.450% Due 3/1/02 .......................             106


Page 22                   See notes to financial statements





WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)


                 KENTUCKY (0.9%)
     $190        Dayton Kentucky Elderly
                    Housing Speers Court
                    (FHA Insured)
                    5.350% Due 9/1/05 .......................            $193

                 MASSACHUSETTS (4.5%)
      250        Massachusetts Bay
                    Transportation Authority
                    General Transportation System
                    5.300% Due 3/1/05 .......................             258

      500        Massachusetts State
                    Consolidated Loan Series D
                    General Obligation
                    5.250% Due 11/1/12 ......................             495

      175        New England Education Loan
                    Marketing Corp. Series E
                    5.000% Due 7/1/99 .......................             177

                 MICHIGAN (2.2%)
      185        Ferris St. College
                    7.500% Due 8/15/03 ......................             197

      240        Michigan State Building Authority
                    Chippewa Correctional Facilities
                    Escrowed to Maturity
                    7.250% Due 10/1/04 ......................             277

                 MINNESOTA (2.4%)
      380        Minnesota State Housing
                    Authority - Single Family
                    Mortgage Revenue
                    8.375% Due 2/1/15 .......................             389

      100        St. Paul Minnesota Port Authority
                    Comercial Development General
                    Revenue Fort Rd Med/Irvine
                    (Assets Guaranty Insured)
                    7.500% Due 9/1/02 .......................             105

                 NEBRASKA (1.4%)
      245        Nebraska Investment Finance
                    Authority Multi Family Revenue
                    Refunding Housing Wycliffe West
                    5.500% Due 12/1/25 ......................             248

      45         Nebraska Investment Finance
                    Authority Single Family
                    Mortgage Series C
                    6.500% Due 9/15/14 ......................              47

 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

                 NEVADA (0.8%)
      $150       Nevada State Muni Bond
                    Bank Project 38-39A
                    Escrowed to Maturity
                    Refunded
                    6.400% Due 7/1/05 .......................            $163

                 NEW JERSEY (5.3%)
       340        Arlington Arms Financing Corp.
                    New Jersey Mortgage Revenue
                    Arlington Arms Apartments
                    (FHA Insured)
                    10.250% Due 3/1/25 ......................             350

       245       Gateway New Jersey Housing
                    Development Corporation
                    Revenue Bond Section 8
                    (FHA Insured)
                    10.500% Due 8/1/25 ......................             253

       500       New Jersey State Educational
                    Facilities Authority Revenue
                    Monmouth University Series C
                    5.000% Due 7/1/02 .......................             496

                 NEW YORK (6.2%)
       100       Hempstead Town New York
                    General Obligation, Series B
                    (AMBAC Insured)
                    6.500% Due 1/1/12 .......................             113

       490       New York City Industrial
                    Development Authority
                    Civil Facility Revenue
                    Greater New York Project
                    5.000% Due 8/1/02 .......................             486

       505       New York State Environmental
                    Facility Corp., Pollution
                    Control Revenue Series B
                    5.300% Due 12/15/10 .....................             507

       210       New York State Medical
                    Care Facilities Finance Agency
                    Revenue (FHA Insured)
                    7.875% Due 2/15/07 ......................             215

                 NORTH CAROLINA (2.8%)
       500       Surry County North Carolina
                    Pollution Control Finance Authority
                    9.250% Due 12/1/02 ......................             583




                       See notes to financial statements                 Page 23



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

                 OHIO (0.2%)
      $200       Ohio Housing Financing Agency
                    Single Family Mortgage
                    Series 1985A (FGIC Insured)
                    Zero Coupon Due 1/15/15 .................             $33

                 OKLAHOMA (4.3%)
        55       Enid Oklahoma Hospital
                    Authority (St. Mary's Hospital)
                    Escrowed to Maturity
                    8.000% Due 7/1/98 .......................              56

      1,625      Oklahoma County
                    Oklahoma Home Finance
                    Authority Single Family Refunding
                    Refunding Prerefunded
                    Zero Coupon Due 7/1/12 ..................             603

       200       Tulsa Oklahoma Metropolitan
                    Utility Authority Revenue
                    7.000% Due 2/1/03 .......................             222

                 PENNSYLVANIA (3.8%)
        25       Delaware County Pennsylvania
                    General Obligation
                    7.000% Due 12/1/19 ......................              25

        500      Hempfield Pennsylvania
                    School District Refunding
                    6.700% Due 10/15/99 .....................             504

        250      Pennsylvania State Industrial
                    Development Authority
                    (AMBAC Insured)
                    5.800% Due 7/1/09 .......................             266

                 SOUTH CAROLINA (3.8%)
        70       Piedmont Municipal Power Agency
                    South Carolina Electric Revenue
                    Series A Escrowed to Maturity
                    (FGIC Insured)
                    6.125% Due 1/1/07 .......................              77

        430      Piedmont Municipal Power Agency
                    South Carolina Electric Revenue
                    Series A (FGIC Insured)
                    6.125% Due 1/1/07 .......................             467


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

      $230       Piedmont Municipal Power Agency
                    South Carolina Electric Refunding
                    Escrowed to Maturity
                    (MBIA Insured)
                    6.250% Due 1/1/09 .......................            $254

                 TEXAS (19.9%)
       500       Cypress-Fairbanks Texas
                    General Obligation
                    Independent School District
                    7.300% Due 2/15/07 ......................             591

       540       Dallas Fort Worth Regional
                    Airport Revenue
                    (FGIC Insured)
                    7.750% Due 11/1/01 ......................             607

       500       Deer Park Texas Independent
                    School District School Building
                    6.375% Due 2/15/07 ......................             558

       350       El Paso Texas General Obligation
                    (FGIC Insured)
                    7.000% Due 8/15/06 ......................             403

     1,100       Harris County Texas Flood District
                    General Obligation
                    Zero Coupon Due 10/1/06 .................             613

       100       Garland Texas Independent
                    School District Series A
                    General Obligation
                    Zero Coupon Due 2/15/99 .................             93

        265      Lower Colorado River Authority
                    Prerefunded Revenue
                    6.250% Due 5/1/07 .......................            292

      1,000      San Antonio Texas Electric & Gas
                    5.250% Due 2/1/10 .......................          1,003

                 UTAH (2.1%)
        380      Salt Lake City Utah Water
                    Conservancy District Revenue
                    Refunding Series A
                    Escrowed to Maturity
                    (MBIA Insured)
                    10.875% Due 10/1/02 .....................           442



Page 24                     See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)


                 VIRGINIA (5.0%)
      $500       Brunswick County Virginia
                    Industrial Development Authority
                    Correctional Facilities Lease
                    (MBIA Insured)
                    5.650% Due 7/1/09 .......................            $521

       100       Virginia State Housing
                    Development Authority
                    Multi Family Series A
                    Zero Coupon, Due 11/1/17 ................              18

       500       Virginia State University
                    Virginia Commonwealth
                    University Revenue Series B
                    4.900% Due 5/1/03 .......................             504

                 WASHINGTON (2.9%)
       250       Lynnwood Washington Water &
                  Sewer Revenue Refunding
                    (FGIC Insured)
                    6.000% Due 12/1/07 ......................             270

       300       Washington State Motor Vehicle
                    Tax General Obligation
                    6.200% Due 3/1/08 .......................             331

                 West Virginia (2.6%)
       500       West Virginia School Building
                    Authority (MBIA Insured)
                    7.000% Due 7/1/09 .......................             545

                 WISCONSIN (1.9%)
       385       Menomonee Falls Sewer System
                    Series A (AMBAC Insured)
                    5.800% Due 5/1/03 .......................             406
                                                                       ------
                 TOTAL INVESTMENTS (98.9%)
                    (Cost $20,322) ..........................          20,637

                 OTHER ASSETS IN EXCESS
                    OF LIABILITIES (1.1%) ...................             233
                                                                       ------

                 TOTAL NET ASSETS (100.0%) ..................         $20,870
                                                                      =======


   (a) Interest rate subject to change approximately every 1 to 180 days. Principal payable on demand at periodic intervals at the Fund's option.


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                             GOVERNMENT MONEY MARKET


                 U.S. GOVERNMENT AGENCY
                    OBLIGATIONS (84.8%)
                 FEDERAL FARM CREDIT BANK (16.6%)
   $ 6,000       Discount Note Due 7/11/97 ....................       $ 5,991
     5,000       Discount Note Due 8/14/97 ....................         4,967
     5,000       Discount Note Due 8/28/97 ....................         4,957
     5,000       Discount Note Due 9/15/97 ....................         4,943
     3,000       Discount Note Due 9/18/97 ....................         2,964
                                                                       ------
                                                                       23,822
                                                                       ------
                 FEDERAL HOME LOAN BANK (68.2%)
     3,500       Discount Note Due 7/2/97 .....................         3,499
     5,000       Discount Note Due 7/8/97 .....................         4,995
     2,200       Discount Note Due 7/9/97 .....................         2,197
     5,000       Discount Note Due 7/10/97 ....................         4,993
    10,000       Discount Note Due 7/17/97 ....................         9,976
     3,500       Discount Note Due 7/21/97 ....................         3,489
     5,000       Discount Note Due 7/24/97 ....................         4,983
    10,000       Discount Note Due 7/28/97 ....................         9,960
     5,000       Discount Note Due 7/30/97 ....................         4,978
     5,000       Discount Note Due 7/31/97 ....................         4,978
     5,000       Discount Note Due 8/7/97 .....................         4,972
     5,000       Discount Note Due 8/8/97 .....................         4,971
     5,000       Discount Note Due 8/13/97 ....................         4,968
     3,165       Discount Note Due 8/15/97 ....................         3,144
     5,000       Discount Note Due 8/20/97 ....................         4,963
     5,000       Discount Note Due 8/22/97 ....................         4,961
     5,000       Discount Note Due 8/28/97 ....................         4,956
     9,000       Discount Note Due 9/19/97 ....................         8,892
     2,000       Discount Note Due 9/24/97 ....................         1,974
                                                                       ------
                                                                       97,849
                                                                       ------
                 TOTAL U.S. GOVERNMENT AGENCIES
                  (Cost $121,671) .............................       121,671
                                                                      -------
                 REPURCHASE AGREEMENT (15.4%)
    22,209         Citicorp 5.950% Due 7/1/97
                    with a maturity value of $22,213
                    (Collateralized by $22,641
                    US Treasury Note 6.375%
                    Due 5/15/00)
                         (Cost $22,209) .......................        22,209
                                                                      -------

                 TOTAL INVESTMENTS (100.2%)
                    (Cost $143,880) ...........................       143,880

                 LIABILITIES IN EXCESS OF
                    OTHER ASSETS (-0.2%) ......................          (354)
                                                                      -------

                 TOTAL NET ASSETS (100.0%) ....................      $143,526
                                                                     ========



                       See notes to financial statements                Page 25




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                             TAX FREE MONEY MARKET

                 ALASKA (0.7%)
      $600       Alaska State Housing Finance Corp
                    6.625% Due 12/1/07 (b) ..................            $606

      175        Alaska State Housing Finance Corp
                    6.125% Due 12/1/07 (b) ..................             175

                 ARIZONA (0.5%)
      565        Maricopa County, Arizona
                    Industrial Development Authority
                    Hospital Facility Revenue
                    Samaritan Health
                    12.000% Due 1/1/08 (b) ..................             568

                 CALIFORNIA (0.7%)
      800        Simi Valley California
                    Multifamily Housing Revenue
                    Lincoln Wood Ranch
                    4.150% Due 6/1/10 (a) (e) ...............            800

                 COLORADO (0.8%)
      100        Colorado Housing Finance
                    Multi-Family Housing Revenue
                    (Grant Street Plaza)
                    4.250% Due 11/1/09 (a) (e) ..............            100

      750        Denver Colorado City and County
                    Revenue, Helen Bonfills Theater
                    4.330% Due 1/1/17 (a) (e) ...............            750

                 CONNECTICUT (0.1%)
      100        Connecticut State
                    General Obligation Refunding
                    7.000% Due 7/1/97 .......................            100

                 DELAWARE (4.0%)
    4,100        Delaware Economic
                    Development Authority
                    Multifamily Housing Revenue
                    (School House Trust 1985)
                    4.300% Due 12/1/15 (a) (e) ..............           4,100

      200        Delaware State Series B
                    4.500% Due 7/1/97 .......................             200

                 DISTRICT OF COLUMBIA (0.7%)
      800        District of Columbia Series B
                    General Fund Recovery Bonds
                    4.100% Due 6/1/03 (a) (e) ...............             800


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

                 FLORIDA (5.1%)
      $700       Broward County Florida
                    4.375% Due 12/1/10 (a) (e) ..............            $700

     1,200       Jacksonville Florida Hospital University
                    Medical Center
                    4.325% Due 2/1/19 (a) (e) ...............           1,200

     2,040       Orange County Florida Industrial
                    Development Revenue Refunding
                    (Orlando-Hawaiian Motel)
                    3.800% Due 10/1/15 (a) (e) ..............           2,040

     1,460       Orange County Florida
                    Multifamily Housing Oakwood Project
                    4.150% Due 10/1/07 (a) (e) ..............           1,461

                 GEORGIA (0.8%)
       875       Dekalb Georgia Multi-Family
                    Housing Revenue Refunding
                    Wood Terrace Apartment Project
                    Series 1985
                    4.200% Due 12/15/15 (a) (e) .............            875

                 HAWAII (0.5%)
       500       Hawaii State Series BZ
                    5.500% Due 10/1/97 ......................            502
                 IDAHO (0.6%)
       675       Nez Perce County Idaho
                    Pollution Control Revenue
                    (Series 1984)
                    4.150% Due 12/1/14 (a) (e) ..............            675

                 ILLINOIS (8.7%)
      1,695      Chicago Illinois Multi-Family Housing
                    Waveland Association Project F
                    4.200% Due 11/1/10 (a) (e) ..............          1,695

        800      Illinois Development Finance
                    Authority Industrial Development
                    Refunding Bond (Dart Container)
                    3.950% Due 8/1/25 (a) (e) ...............            800

        950      Illinois Development Finance
                    Authority Multifamily Revenue
                    (Cobbler Square Project)
                    4.600% Due 10/1/05 (a) (e) ..............            950


Page 26                    See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

    $3,550       St. Clair County Illinois Industrial
                    Development Board
                    (Winchester Apartments Project
                    Series 94)
                    4.625% Due 10/1/15 (a) (e) ..............          $3,550

     2,300       Troy Grove Illinois Refunding
                    (Unimin Corp.)
                    5.015% Due 5/1/10 (a) (f) ...............           2,300

                 INDIANA (4.0%)
     1,000          Crawfordsville Indiana Community
                    School CorpTax Anticipation Warrants
                    4.250% Due 12/31/97 .....................           1,001

       720       GAF Tax-Exempt Bond Grantor
                    Trust Series A
                    4.150% Due 4/1/08 (a) (e) ...............             720

     1,000       Indianapolis Indiana
                    Economic Development
                    (Joint & Clutch Series 1984)
                    3.995% Due 12/1/14 (a) (f) ..............           1,000

     1,500       Middlebury Indiana Community Schools
                    Tax Anticipation Warrants
                    4.090% Due 12/31/97 .....................           1,501

                 IOWA (0.2%)
       230       Iowa Higher Education
                    Loan Authority Revenue
                    (Drake University Series A)
                    6.440% Due 12/1/97 ......................             233

                 KANSAS (1.9%)
      2,000      Salina Kansas Central Mall
                    (Salina Central Mall Dillard)
                    4.375% Due 12/1/04 (a) (e) ..............           2,000

                 KENTUCKY (4.6%)
      1,880      Boone County Kentucky
                    Economic Development Revenue
                    (Florence Park Care Center)
                    4.100% Due 6/1/15 (a) (e) ...............           1,880

        850      Boone County Kentucky Industrial
                    Development Bond Revenue
                    (Jamike/Hemmer Project)
                    3.850% Due 2/1/06 (a) (e) ...............             850


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

       $245      Florence Kentucky Industrial
                    Building Revenue
                    (Florence Commercial Project)
                    4.100% Due 6/1/07 (a) (e) ...............            $245

      1,910      Fort Thomas Kentucky
                    Industrial Buildings Revenue
                    (Carmel Manor Project)
                    3.800% Due 10/1/14 (a) (e) ..............           1,910

                 MICHIGAN (11.8%)
        975      Birmingham Michigan Economic
                    Development Corporation
                    (Brown Street Project 83)
                    4.500% Due 12/1/18 (a) (e) ..............            975

      2,100      Lansing Michigan Economic
                    Development Corp
                    (Atrium Office Building)
                    3.850% Due 5/1/15 (a) (e) ...............          2,100

        905      Leelanau County Michigan
                    Economic Development Corp
                    Revenue (American Community
                    Mutual Insurance Co Project)
                    3.700% Due 6/15/06 (a) ..................            905

       1,065     Livonia Michigan Economic
                    Development Corporation
                    (American Community
                    Mutual Insurance)
                    3.950% Due 11/15/04 (a) (e) .............          1,065

          68      McDonald Tax-Exempt
                    Mortgage Trust #1
                    4.500% Due 1/15/09 (a) (e) ..............            196

         200      Michigan State Job Development
                    Authority Revenue
                    (Kentwood Residence)
                    3.750% Due 11/1/14 (a) (e) ..............            200

         390      Michigan State Strategic Fund
                    Revenue (Tawas Bay
                    Association Project)
                    3.950% Due 12/1/01 (a) (e) ..............            390

         610      Michigan State Strategic Fund
                    Limited Obligation Revenue
                    Refunding (Woodbridge
                    Commercial Properties)
                    3.900% Due 10/15/05 (a) (e) .............            610



                       See notes to financial statements                 Page 27


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

       $350      Northville Township Michigan
                    Thrifty Northville Inc.
                    Economic Development Revenue
                    4.250% Due 5/1/14 (a) (e) ...............            $350

      2,260      Oakland County Michigan Economic
                    Development Corporation
                    (Corners Shopping Center)
                    3.650% Due 8/1/15 (a) (e) ...............           2,260

      3,500      Plainwell Michigan Economic
                    Development Corp
                    (Phillip Morris Inc.)
                    4.625% Due 11/1/07 (a) (e) ..............           3,500

                 MINNESOTA (2.6%)
        500      Golden Valley Minnesota
                    Industrial Development Revenue
                    (Graco Inc Project)
                    4.375% Due 12/1/02 (a) (e) ..............            500

      1,160      Hutchinson Minnesota
                    Economic Development Authority
                    Revenue Refunding
                    3.800% Due 8/15/06 (a) (e) ..............          1,160

      1,149      International Falls Minnesota
                    Economic Development Revenue
                    (Developers Diversified
                    Limited Project)
                    4.330% Due 7/1/06 (a) (e) ...............          1,149

                 MISSISSIPPI (0.5%)
        575      Desoto County Mississippi
                    Industrial Development
                    Revenue (American Soap
                    Company Project)
                    5.015% Due 12/1/08 (a) (f) ..............            575

                 NEVADA (0.5%)
        565      Henderson Nevada Public
                    ImprovementTrust Multifamily
                    Housing Revenue Refunding
                    Pueblo Verde I & II Apartment Project
                    4.250% Due 8/1/26 (a) (e) ...............            565

                 NEW JERSEY (2.2%)
      1,000      New Jersey Economic
                    Development Authority
                    (Genlyte-Union County Proj.)
                    4.600% Due 10/15/09 (a) (e) .............          1,000



 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

       $495      New Jersey Health Care Facilities
                    Finance Authority Revenue - Atlantic
                    City Medical Center Series B
                    8.375% Due 8/1/20 (b) ...................            $516

        865      New Jersey Health Care Facilities
                    Finance Authority Revenue
                    (Bayonne Hospital Series B)
                    9.125% Due 7/1/12 (b) ...................             882

                 NEW YORK (6.0%)
        800      Monroe County New York
                    Industrial Development Revenue Bond
                    Rochester District Heating Cooperative
                    3.700% Due 12/1/00 (a) (e) ..............            800

        865      New York State Job Development
                    Authority 1984
                    Ser C-1 to C-30
                    4.000% Due 3/1/99 (a) (e) ...............            865

        420      New York State Job Development
                    Authority 1984
                    Ser E-1 to E-55
                    4.000% Due 3/1/99 (a) (e) ...............            420

        270      New York State Job Development
                    Authority 1984
                    Ser F-1 to F-17
                    4.000% Due 3/1/99 (a) (e) ...............            270

        400       New York State Job Development
                    Authority Ser C-1 to C-34
                    3.800% Due 3/1/00 (a) (e) ...............            400

        175       New York State Power Authority Revenue
                    and General Purpose Revenue
                    (Series W Refunding)
                    6.200% Due 1/1/98 .......................            177

      1,500       North Hempstead New York
                    Bond Anticipation Notes Series B
                    4.000% Due 1/29/98 ......................          1,500

      2,000      Waterloo New York Central School
                    District Revenue Anticipation Notes
                    4.250% Due 9/30/97 ......................           2,002



Page 28                      See notes to financial statements






WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)


                 NORTH CAROLINA (0.3%)
       $300      Beaufort North Carolina Industrial Facility
                    Pollution Control Revenue
                    Texas Gulf Inc 1985
                    4.225% Due 12/1/00 (a) (e) ..............            $300

                 OHIO (19.1%)
        255      Brooklyn Ohio Industrial
                    Development Revenue Refunding
                    (Clinton Road Project A)
                    4.050% Due 12/1/00 (a) (e) ..............             255

        725      Buckeye Ohio Tax Exempt
                    Mortgage Bond Trust Series C
                    4.000% Due 2/1/05 (a) (e) ...............             725

        970      Cincinnati & Hamilton County
                    Ohio Port Authority Revenue
                    Refunding (Tri State Building)
                    3.900% Due 9/1/99 (a) (e) ...............             970

        530      Citizens Federal Tax-Exempt
                    Mortgage Bond Trust
                    3.900% Due 9/1/08 (a) (e) ...............             530

        510      Clermont County Ohio Economic
                    Development Revenue
                    (John Q. Hammons Project)
                    4.000% Due 5/1/12 (a) (e) ...............             500

        230      Franklin County Ohio Industrial
                    Development Revenue
                    (GSW Building Association Ltd.)
                    3.700% Due 11/1/15 (a) (e) ..............             230

      1,665      Lakewood Ohio Hospital
                    Revenue (Hospital
                    Improvement Series 1983)
                    4.190% Due 11/1/10 (a) (e) ..............           1,665

        915      McDonald Tax Exempt
                    Mortgage Trust #1
                    4.500% Due 1/15/09 (a) (e) ..............             915

      1,060      Montgomery County Ohio
                    Economic Development Revenue
                    (Wayne Town Association)
                    3.700% Due 10/1/99 (a) (e) ..............           1,060

      1,990      Ohio Company Tax Exempt
                    Mortgage Trust Series 2
                    4.070% Due 6/15/03 (a) ..................           1,990


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

     $1,320      Riverside Ohio Economic
                    Development Revenue
                    (Riverside Association Project)
                    3.750% Due 9/1/12 (a) (e) ...............          $1,320

        970      Riverside Ohio Economic
                    Development Revenue
                    (Wright Point Association)
                    3.750% Due 9/1/10 (a) (e) ...............             970

      1,945      Stark County Ohio Industrial
                    Development Revenue
                    (Newmarket Parking Ltd.)
                    4.050% Due 11/1/14 (a) (e) ..............           1,945

      2,060      Stark County Ohio Health Care
                    Facilities (Canton Christian
                    Home PJ) Series 90
                    3.650% Due 9/1/15 (a) (e) ...............           2,060

        570      Stark County Ohio Health Care
                    Facility (Canton Christian Home)
                    3.650% Due 9/15/16 (a) (e) ..............             570

        305      Stark County Ohio Industrial
                    Development Revenue
                    (Belpar Professional Building)
                    3.800% Due 10/1/04 (a) (e) ..............             305

        570      Trumbull County Ohio Industrial
                    Development Revenue Refunding
                    (Howland Association Project)
                    4.200% Due 10/1/01 (a) (e) ..............             570

      1,200      Village of Canal Winchester Ohio
                    Bond Anticipation Notes
                    4.500% Due 8/13/97 ......................           1,200

      1,225      Warren Ohio
                    BD Antic Notes
                    4.500% Due 10/15/97 .....................           1,226

      1,360      Willoughby Hills Ohio Industrial
                    Development Revenue
                    (Renaissance Properties Project)
                    3.900% Due 12/15/14 (a)(e) ..............           1,360

                 OKLAHOMA (0.9%)
        920      Creek County Oklahoma Industrial
                    Development Authority
                    (Indiana Glass Project)
                    4.050% Due 12/1/05 (a)(e) ...............             920



                       See notes to financial statements                 Page 29





WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

                 PENNSYLVANIA (3.3%)
       $125      Bucks County Pennsylvania
                    Industrial Development Authority
                    (Edgecomb Metals Co Project
                    Series 84)
                    4.125% Due10/1/09 (a) (e) ...............            $125

      1,035      Commonwealth Tax-Exempt
                    Mortgage Bond Trust Series A
                    4.100% Due 11/1/05 (a) (e) ..............           1,015

        150      Emmaus Pennsylvania
                    General Authority Revenue
                    4.450% Due 12/1/28 (a) (e) ..............             150

         68      McDonald Tax-Exempt
                    Mortgage Trust #1
                    4.500% Due 1/15/09 (a) ..................             196

      1,700      Pennsylvania State Higher Education
                    Facilities Authority Revenue
                    Carnegie Mellon University
                    Series B
                    4.150% Due 11/1/27 (a) (e) ..............          1,700

        300      Sayre Pennsylvania Health Care
                    Facilities Authority Revenue
                    4.150% Due 12/1/20 (e) ..................            300

                 SOUTH CAROLINA (1.4%)
      1,500      Lexington South Carolina
                    Water and Sewer Revenue BANS
                    4.750% Due 10/1/97 ......................          1,501

                 TENNESSEE (3.8%)
      2,790      Franklin County Tennessee Health
                    & Educational Facilities Revenue
                    (University of the South Sewanee)
                    4.100% Due 9/1/10 (a) (e) ...............          2,790

      1,280      GAF Tax-Exempt Bond Grantor
                    Trust Series A
                    4.150% Due 4/1/08 (a) ...................          1,280

                 TEXAS (5.1%)
        200      Corpus Christi Texas
                    Independent School District
                    6.800% Due 8/15/97 ......................             201

      1,800      Harris County Texas
                    Multifamily Housing Revenue
                    (Country Scape Development)
                    4.500% Due 4/1/07 (a) (e) ...............           1,800

 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

       $800      NCNB Pooled Tax Exempt Trust
                    Certificate of Participation
                    Series 1990-B
                    4.250% Due 11/15/20 (a) (f) .............            $800

      2,650      Waxahachie Texas Industrial
                    Development Authority
                    (Dart Container Project
                    Series 1985)
                    3.825% Due 4/1/06 (a) (f) ...............           2,650

                  UTAH (1.4%)
      1,500       Intermountain Power Agency
                    Utah Power Supply
                    Revenue Refunding Series F
                    6.600% Due 7/1/97 .......................           1,500

                  VIRGINIA (1.7%)
        255         Bristol Virginia
                    Development Authority
                    Industrial Development Revenue
                    (Bristol Health Care Center Inc)
                    3.850% Due 6/1/10 (a) (e) ...............             255

      1,000       Rockingham County Virginia
                    Industrial Development Authority
                    (Merck & Company Inc. Project)
                    4.625% Due 10/1/22 (a) (e) ..............           1,000

        550       Virginia State Housing Development
                    Authority Revenue
                    AHC Service Corp Ser A
                    4.300% Due 9/1/17 (a) (e) ...............             550

                 WASHINGTON (1.4%)
        195      Student Loan Financial Assistance
                    Program 2nd Series
                    4.375% Due 1/1/01 (a) (e) ...............             195

      1,300      Washington State Housing Finance
                    Community Non Profit Housing Revenue
                    Panorama City Project
                    5.600% Due 1/1/27 (a) (e) ...............           1,300

                 WISCONSIN (3.7%)
        750      Kettle Morain Area School District
                    Tax & Revenue Anticipation Notes
                    4.010% Due 8/22/97 ......................             750


Page 30                   See notes to financial statements






WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)


     $1,000      Maple Dale Indian Hills Wisconsin
                    Area School District
                    Tax & Revenue Anticipation Notes
                    4.190% Due 8/20/97 ......................          $1,000

        500      Tomah Wisconsin
                    Area School District
                    Tax & Revenue Anticipation Notes
                    4.190% Due 9/17/97 ......................             500

      1,000      Watertown Wisconsin Unified School
                    District Tax & Revenue
                    Anticipation Notes
                    4.090% Due 10/20/97 .....................           1,001

 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

       $675      Westby Wisconsin Area School District
                    Tax & Revenue Anticipation Notes
                    3.960% Due 10/30/97 .....................            $675

                 WYOMING (1.1%)
      1,150      Cheyenne County Wyoming
                    Economic Development
                    Revenue Bonds (Holiday Inn)
                    3.800% Due 10/1/10 (a) (e) ..............           1,150
                                                                      -------
                    TOTAL INVESTMENTS (100.7%)
                    (Cost $107,589) .........................         107,589

                  LIABILITIES IN EXCESS OF
                   OTHER ASSETS (-0.7%) .....................            (797)
                                                                      -------
                  TOTAL NET ASSETS (100.0%) .................        $106,792
                                                                      =======

 (a) Interest rate subject to change approximately every 1 to 180 days. Principal payable on demand at periodic intervals at the Fund's option.
 (b)  Prerefunded
 (e)  Coupon fluctuates with remarket value.
 (f) Coupon fluctuates with the Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nation's 30 largest banks.)


                       See notes to financial statements                 Page 31


WEISS, PECK & GREER MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1997 - (UNAUDITED)


                                                                                          Quanti-
                                                                    Growth and            tative
$ in Thousands                                            Tudor      Income     Growth    Equity     International
--------------                                            -----      ------     ------    ------     -------------

     ASSETS
Investments at value (+) ........................        $174,952   $102,472   $ 63,705   $108,518   $ 13,091
Investments in Repurchase Agreements,at value (+)               0          0      5,041          0          0
Collateral on securities loaned - Note 4 ........          22,000          0     10,736          0          0
Cash and cash equivalents .......................               0          1          1          0        184
Receivable for securities sold ..................             592        256        139      5,474        173
Dividends and interest receivable ...............              96        119         34        127         52
Prepaid expenses ................................              12          7          5          6          2
Other assets ....................................               0          0          0         11          0
                                                          -------    -------     ------    -------     ------
                                                          197,652    102,855     79,661    114,136     13,502
                                                          -------    -------     ------    -------     ------


     LIABILITIES
Covered options written at market (a) ................        422          0        123          0          0
Distributions payable ................................          0        261          0          0          0
Payable to custodian bank ............................          0          0          0          0          0
Payable upon return of securities loaned - Note 4 ....     22,000          0     10,736          0          0
Payable for investment securities purchased ..........      2,172        200        520      6,412        181
Payable for Fund shares redeemed .....................         39          5          0          0          0
Unrealized depreciation on forward currency contracts           0          0          0          0          3
Accrued investment advisory fee payable - Note 5 .....        126         61         40         66         16
Accrued administration fee payable - Note 5 ..........          7          5          4          4          0
Payable for variation margin .........................          0          0          0          3          0
Accrued expenses .....................................         64         30         27         44         34
                                                           ------        ---     ------      -----        ---
                                                           24,830        562     11,450      6,529        234
                                                           ------        ---     ------      -----        ---
        NET ASSETS ...................................   $172,822   $102,293   $ 68,211   $107,607   $ 13,268
                                                         ========   ========   ========   ========   ========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ................      2,448      2,895          1         16         12
Paid-in surplus ......................................    119,207     58,305     57,791     72,655     11,196
Accumulated undistributed net investment income/
        (distributions in excess of net investment income    (849)        83       (207)       904        (30)
Undistributed realized gains on investments,
        futures, options and currencies/(Distributions
        in excess of realized gains on investments,
        futures, options and currencies) .............     10,147      4,957        127     10,377        206
Net unrealized appreciation on investments,
        futures, options and currencies ..............     41,869     36,053     10,499     23,655      1,884
                                                          -------     ------     ------     ------      -----
NET ASSETS APPLIED TO OUTSTANDING SHARES .............    172,822    102,293     68,211    107,607     13,268
                                                          -------    -------     ------    -------     ------
CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding ..........................................      7,350      2,895        568     15,742      1,172
                                                         =========  ========   ========   ========   ========
Par Value ............................................   $ .33 1/3  $   1.00   $  0.001   $  0.001   $   0.01
                                                         =========  ========   ========   ========   ========
Net asset value per share ............................   $  23.51   $  35.34   $ 120.00   $   6.84   $  11.32
                                                         ========   ========   ========   ========   ========
(+) Investments at cost ..............................    133,155     66,418     58,281     84,856     11,203
UNREALIZED APPRECIATION/(DEPRECIATION): *
        Gross appreciation ...........................     50,596     36,211     16,541     24,158      2,184
        Gross depreciation ...........................     (8,727)      (158)    (6,042)      (503)      (300)
                                                           ------     ------     ------     ------      -----
NET UNREALIZED APPRECIATION ..........................     41,869     36,053     10,499     23,655      1,884
                                                           ======     ======     ======     ======      =====



Page 32                   See notes to financial statements


                                                                     Inter-
                                                                    mediate
                                                       Government   Municipal  Government    Tax Free
                                                       Securities     Bond    Money Market   Money Market
                                                       ----------     ----   ------------   ------------
          ASSETS
Investments at value (+) ........................        $117,255   $ 20,637   $121,671      $107,589
Investments in Repurchase Agreements,at value (+)               0          0     22,209             0
Collateral on securities loaned - Note 4 ........          29,540          0          0             0
Cash and cash equivalents .......................             305          0          1             0
Receivable for securities sold ..................           6,148          0          0             0
Receivable for Fund shares sold .................               0          0          0             0
Dividends and interest receivable ...............           1,155        314          4         1,058
Prepaid expenses ................................              11          1          8             8
Other assets ....................................               0         16          0             0
                                                        ---------    -------    -------      --------
                                                          154,414     20,968    143,893       108,655
                                                        ---------    -------    -------      --------
          LIABILITIES
Covered options written at market (a) ................          9          0          0             0
Distributions payable ................................        537         75        254           142
Payable to custodian bank ............................          0          0          0            91
Payable upon return of securities loaned - Note 4 ....     29,540          0          0             0
Payable for investment securities purchased ..........      6,115          0          0         1,527
Payable for Fund shares redeemed .....................          0          0          0             0
Unrealized depreciation on forward currency contracts           0          0          0             0
Accrued investment advisory fee payable - Note 5 .....         58          3         60            48
Accrued administration fee payable - Note 5 ..........          5          0          5             4
Payable for variation margin .........................          0          0          0             0
Accrued expenses .....................................         58         20         48            51
                                                         --------     -------    -------     --------
                                                           36,322         98        367         1,863
                                                         --------     -------    -------     --------
        NET ASSETS ...................................   $118,092   $ 20,870   $143,526      $106,792
                                                         ========     =======    ========     =======

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ................         13           2       144           107
Paid-in surplus ......................................    159,573      20,704   145,396       106,723
Accumulated undistributed net investment income/
        (distributions in excess of net investment inc         28           1         0           (20)
Undistributed realized gains on investments,
        futures, options and currencies/(Distributions
        in excess of realized gains on investments,
        futures, options and currencies) .............    (42,081)       (152)     (2,014)        (18)
Net unrealized appreciation on investments,
        futures, options and currencies ..............        559         315           0           0
                                                         --------     -------    --------     -------
NET ASSETS APPLIED TO OUTSTANDING SHARES .............    118,092      20,870     143,526     106,792
                                                         ========     =======    ========     =======
CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding ..........................................     12,872       2,047     143,800     106,833
                                                         ========     =======    ========     =======
Par Value ............................................   $  0.001    $  0.001    $  0.001    $  0.001
                                                         ========     =======    ========     =======
Net asset value per share ............................   $   9.17    $  10.20    $   1.00    $   1.00
                                                         ========     =======    ========     =======
(+) Investments at cost ..............................    116,710      20,322     143,880     107,589
UNREALIZED APPRECIATION/(DEPRECIATION): *
        Gross appreciation ...........................        693         332           0           0
        Gross depreciation ...........................       (134)        (17)          0           0
                                                        ---------     -------     -------     -------
NET UNREALIZED APPRECIATION ..........................        559         315           0           0
                                                         ========     =======    ========     =======



 * Based on cost of securities for Federal Income tax purposes which does not differ from book cost.
 (a)  Premiums received: Tudor $494, Growth $157.


                       See notes to financial statements                 Page 33


WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF OPERATIONS FOR SIX MONTHS ENDED JUNE 30,1997 - (UNAUDITED)




                                                                                 Growth and           Quantitative
$ in Thousands                                                         Tudor       Income     Growth     Equity     International
--------------                                                         -----       ------     ------     ------     -------------

INVESTMENT INCOME:
Dividends .......................................................   $    279    $    859    $    105    $  1,065    $    129
Interest ........................................................        154          90          87          34           6
Income from securities loaned - Note 4 ..........................         21           0          10           0           0
Class action litigation settlement ..............................        110           0         129           0           0
Other ...........................................................          0           6           0           3           0
                                                                     -------     -------      ------     -------     -------
                                                                         564         955         331       1,102         135
                                                                     -------     -------      ------     -------     -------

EXPENSES:
Investment advisory fee - Note 5 ................................        756         335         230         382          32
Transfer agent fees and expenses ................................        109          37          13          32          20
Administration fees - Note 5 ....................................         53          35          12          15           0
Custodian fees and expenses .....................................         39           5          13          17          10
Fund accounting fees and expenses ...............................         36          19          14          24          15
Professional fees ...............................................         30          22          23          23          24
Trustees' fees and expenses .....................................         11          11          12          12          11
Registration fees ...............................................          7           0           8           6           7
Shareholders' reports ...........................................          5           3           6           8           3
Amortization of organization costs ..............................          0           0           0          10           0
Other expenses ..................................................         10           6           3           7           3
                                                                     -------     -------      ------     -------     -------
                                                                       1,056         473         334         536         125
Less fees waived by adviser .....................................          0           0           0           0           0
Less reimbursement by adviser ...................................          0           0           0           0           0
Less expenses paid indirectly - Note 7 ..........................         (1)         (1)         (1)         (2)         (1)
                                                                     -------     -------      ------     -------     -------
                                                                       1,055         472         333         534         124
                                                                     -------     -------      ------     -------     -------
NET INVESTMENT INCOME/(LOSS) ....................................       (491)        483          (2)        568          11
                                                                     -------     -------      ------     -------     -------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
        FUTURES, OPTIONS AND CURRENCIES:
        Net realized gain/(loss) on investmen futures and options      7,934       4,318      (1,022)      7,509          19
        Net realized gain/(loss) on currencies ..................         (7)          0)         (2)          0)        (99)
        Change in unrealized appreciation/(depreciation) on
                investments, futures and options ................     (5,955)     12,913       2,245       7,287       1,286
        Change in unrealized appreciation/(depreciation) on
                currencies ......................................          0)          0           0           0          (6)
                                                                     -------     -------      ------     -------     -------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND
        CURRENCIES ..............................................      1,972      17,231       1,221      14,796       1,200
                                                                     -------     -------      ------     -------     -------

NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ...............................   $  1,481    $ 17,714    $  1,219    $ 15,364    $  1,211
                                                                    ========    ========    ========    ========    ========


Page 34                     See notes to financial statements


                                                                               Intermediate
                                                                  Government   Municipal   Government    Tax Free
$ in Thousands                                                    Securities    Bond      Money Market   Money Market
                                                                   ----------   ----      ------------   ------------
INVESTMENT INCOME:
Dividends .......................................................   $      0    $      0    $      0    $      0
Interest ........................................................      3,823         508       3,720       2,695
Income from securities loaned - Note 4 ..........................          0           0           0           0
Class action litigation settlement ..............................          0           0           0           0
Other ...........................................................          0           0           0          21
                                                                       3,823         508       3,720       2,716

EXPENSES:
Investment advisory fee - Note 5 ................................        352          38         343         352
Transfer agent fees and expenses ................................         27          13          86          43
Administration fees - Note 5 ....................................         21           0          37          23
Custodian fees and expenses .....................................         14           0          12          12
Fund accounting fees and expenses ...............................         23           9          26          33
Professional fees ...............................................         27          14          28          20
Trustees' fees and expenses .....................................         13          11          11          14
Registration fees ...............................................         11          12          12          13
Shareholders' reports ...........................................          7           4           6           7
Amortization of organization costs ..............................          0           6           0           0
Other expenses ..................................................          7           2           6           6
                                                                         502         109         567         523
Less fees waived by adviser .....................................          0         (25)          0           0
Less reimbursement by adviser ...................................          0          (4)          0           0
Less expenses paid indirectly - Note 7 ..........................         (1)         (1)         (4)         (4)
                                                                         501          79         563         519
NET INVESTMENT INCOME/(LOSS) ....................................      3,322         429       3,157       2,197

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
        FUTURES, OPTIONS AND CURRENCIES:
        Net realized gain/(loss) on investmen futures and options       (561)        (10)          0)         (3)
        Net realized gain/(loss) on currencies ..................          0           0           0           0
        Change in unrealized appreciation/(depreciation) on
                investments, futures and options ................          0         136           0           0
        Change in unrealized appreciation/(depreciation) on
                currencies ......................................        372           0           0           0
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND
        CURRENCIES ..............................................       (189)        126           0          (3)

NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ...............................   $  3,133    $    555    $  3,157    $  2,194
                                                                    ========    ========    ========    ========



                       See notes to financial statements                Page 35

WEISS, PECK & GREER

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          GROWTH AND
                                                              TUDOR                         INCOME                 GROWTH
                                                              -----                         ------                 ------

                                                         SIX                         SIX                      SIX
                                                        MONTHS       YEAR           MONTHS        YEAR        MONTHS        YEAR
$ IN THOUSANDS                                          ENDED        ENDED          ENDED         ENDED       ENDED         ENDED
                                                       6/30/97*     12/31/96       6/30/97*      12/31/96    6/30/97*     12/31/96
                                                       --------     --------       --------      --------    --------     --------

OPERATIONS:
Net investment income/(loss) ......................     ($  491)   ($  1,042)      $    483      $   1,107     ($  2)      ($  43)
Net realized gain/(loss) on
        investments, futures,
        options, and currencies ...................       7,927       30,159          4,318          7,405      (1,024)     13,594
Change in unrealize
        appreciation/(depreciation)
        on investments, futures,
        options and currencies ....................      (5,955)       1,416         12,913          7,840       2,245      (2,903)
                                                        --------------------         ---------------------       ------------------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS .................       1,481       30,533         17,714         16,352       1,219       10,648

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ................           0            0           (607)        (1,001)          0           0
        From capital gains ........................           0      (27,250)             0         (6,957)          0      (13,157)
                                                        --------------------            ------------------       ------------------
NET DECREASE DUE TO
        DISTRIBUTIONS .............................           0      (27,250)          (607)        (7,958)          0      (13,157)
                                                        --------------------            ------------------       ------------------

TRANSACTIONS IN SHARES
        BENEFICIAL INTEREST:
Received on issuance
        Shares sold ...............................     174,962      157,573          6,983         10,378     107,213      120,071
        Distributions reinvested ..................           0       24,493            298          7,047           0       12,286
        Shares redeemed ...........................    (184,991)    (169,513)        (5,032)       (10,239)   (103,060)    (127,462)
                                                       ---------------------          --------------------    ---------------------
NET INCREASE/(DECREASE)
        CAPITAL SHARE TRANSACTIONS ................     (10,029)      12,553          2,249          7,186       4,153        4,895
                                                       ---------------------          --------------------     --------------------

TOTAL INCREASE/(DECREASE)
        IN NET ASSETS .............................      (8,548)      15,836         19,356         15,580        5,372       2,386

NET ASSETS:
Beginning of year .................................     181,370      165,534         82,937         67,357       62,839      60,453
                                                       --------------------          --------------------        -------------------
End of period + ...................................  $  172,822    $ 181,370    $   102,293    $    82,937    $  68,211     $62,839
                                                        ====================        =======================      ===================

+ Includes undistributed net
investment income .................................        (849)        (358)           (83)          (207)       (207)       (205)
                                                       ====================             ==================       ==================

Transactions in shares of the funds (in thousands):
        Sold ......................................       7,937        6,124            219            366          953         861
        Reinvestment of distributions .............           0        1,057             10            238            0         104
        Redeemed ..................................      (8,378)      (6,604)          (163)          (364)        (915)       (918)
                                                        --------------------             -----------------       -------------------
Net increase/(decrease) ...........................        (441)         577             66            240            38         47
                                                       ====================             ==================       ==================

* Unaudited

Page 36                     See notes to financial statements

                                                           QUANTITATIVE                                            GOVERNMENT
                                                              EQUITY                    INTERNATIONAL              SECURITIES
                                                              ------                    -------------              ----------

                                                         SIX                         SIX                      SIX
                                                        MONTHS       YEAR           MONTHS        YEAR        MONTHS        YEAR
$ IN THOUSANDS                                          ENDED        ENDED          ENDED         ENDED       ENDED         ENDED
                                                       6/30/97*     12/31/96       6/30/97*      12/31/96    6/30/97*     12/31/96
                                                       --------     --------       --------      --------    --------     --------

OPERATIONS:
Net investment income/(loss) ......................   $    568    $   2,219         $   11       $    41      $ 3,322      $  8,454
Net realized gain/(loss) on
        investments, futures,
        options, and currencies ...................      7,509       29,051            (80)        1,469         (561)       (1,080)
Change in unrealize
        appreciation/(depreciation)
        on investments, futures,
        options and currencies ....................      7,287       (5,583)          1,280         (887)         372        (2,578)
NET INCREASE IN NET ASSETS
                                                       --------------------           ------------------        -------------------
        RESULTING FROM OPERATIONS .................     15,364       25,687           1,211          623        3,133         4,796

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ................          0       (1,873)              0          (44)      (3,302)       (8,400)
        From capital gains ........................          0      (26,218)              0       (1,393)           0             0
                                                       --------------------           -------------------       --------------------
NET DECREASE DUE TO
        DISTRIBUTIONS .............................          0      (28,091)              0       (1,437)      (3,302)       (8,400)
                                                       --------------------           -------------------       --------------------

TRANSACTIONS IN SHARES
        BENEFICIAL INTEREST:
Received on issuance
        Shares sold ...............................      6,210       40,334             831        2,535        6,875         8,570
        Distributions reinvested ..................          0       25,939               0        1,284        1,852         5,278
        Shares redeemed ...........................    (16,417)     (94,620)         (1,935)      (4,038)     (11,270)      (61,018)
                                                       --------------------           -------------------      ---------------------
NET INCREASE/(DECREASE)
        CAPITAL SHARE TRANSACTIONS ................    (10,207)     (28,347)         (1,104)        (219)      (2,543)      (47,170)
                                                       --------------------           -------------------      ---------------------

TOTAL INCREASE/(DECREASE)
        IN NET ASSETS .............................      5,157      (30,751)            107       (1,033)      (2,712)      (50,774)

NET ASSETS:
Beginning of year .................................    102,450      133,201           13,161      14,194       120,804      171,578
                                                       --------------------           -------------------      ---------------------
End of period + ................................... $  107,607   $  102,450         $ 13,268     $13,161      $118,092    $ 120,804
                                                       ====================           ===================      ====================

+ Includes undistributed net
investment income .................................        904         336               (30)        (41)           28            8
                                                        ===================             =================        ==================

Transactions in shares of the funds (in thousands):
        Sold ......................................      1,015        5,658               81         224           754          929
        Reinvestment of distributions .............          0        4,345                0         124           203          575
        Redeemed ..................................     (2,679)     (12,053)            (188)       (358)       (1,234)      (6,638)
                                                        -------------------             -----------------        -------------------
Net increase/(decrease) ...........................     (1,664)      (2,050)            (107)        (10)         (277)      (5,134)
                                                        ===================             =================        ==================


* Unaudited

                                                          INTERMEDIATE
                                                            MUNICIPAL                     GOVERNMENT                   TAX FREE
                                                              BOND                        MONEY MARKET                MONEY MARKET
                                                              ----                        ------------                ------------

                                                         SIX                         SIX                      SIX
                                                        MONTHS       YEAR           MONTHS        YEAR        MONTHS        YEAR
$ IN THOUSANDS                                          ENDED        ENDED          ENDED         ENDED       ENDED         ENDED
                                                       6/30/97*     12/31/96       6/30/97*      12/31/96    6/30/97*     12/31/96
                                                       --------     --------       --------      --------    --------     --------


OPERATIONS:
Net investment income/(loss) ......................   $     429    $     657        $ 3,157      $  6,130    $  2,197    $   3,940
Net realized gain/(loss) on
        investments, futures,
        options, and currencies ...................         (10)           5              0             7         (3)          (3)
Change in unrealize
        appreciation/(depreciation)
        on investments, futures,
        options and currencies ....................         136          (46)              0            0           0           0
                                                       ---------------------        ---------------------      --------------------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS .................         555          616           3,157        6,137       2,194        3,937

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ................        (429)        (657)         (3,157)      (6,132)     (2,217)      (3,940)
        From capital gains ........................           0            0               0            0           0            0
                                                       ---------------------        ---------------------      --------------------
NET DECREASE DUE TO
        DISTRIBUTIONS .............................        (429)        (657)         (3,157)      (6,132)     (2,217)      (3,940)
                                                       ---------------------        ---------------------      --------------------

TRANSACTIONS IN SHARES
        BENEFICIAL INTEREST:
Received on issuance
        Shares sold ...............................       8,312         6,115         715,811    1,206,518     511,547    1,110,592
        Distributions reinvested ..................         225           473           2,795        6,163       2,007        3,991
        Shares redeemed ...........................      (3,007)       (4,063)       (727,866)  (1,191,110)   (524,162)  (1,118,911)
                                                       ----------------------        ---------------------      --------------------
NET INCREASE/(DECREASE)
        CAPITAL SHARE TRANSACTIONS ................       5,530         2,525          (9,260)      21,571     (10,608)      (4,328)
                                                       ----------------------        ---------------------      --------------------

TOTAL INCREASE/(DECREASE)
        IN NET ASSETS .............................       5,656         2,484          (9,260)      21,576     (10,631)      (4,331)

NET ASSETS:
Beginning of year .................................      15,214        12,730         152,786      131,210      117,423     121,754
                                                       ----------------------        ---------------------      --------------------
End of period + ...................................   $  20,870    $   15,214       $ 143,526    $ 152,786    $ 106,792   $ 117,423
                                                       ======================        =====================      ====================
+ Includes undistributed net
investment income .................................           1             1               0            0          (20)          0
                                                       ======================        =====================      ====================

Transactions in shares of the funds (in thousands):
        Sold ......................................         822           607         715,808    1,206,516      511,550   1,110,592
        Reinvestment of distributions .............          22            47           2,795        6,163        2,007       3,991
        Redeemed ..................................        (297)         (402)       (727,866)  (1,191,110)    (524,162) (1,118,911)
                                                       ----------------------        ---------------------      --------------------
Net increase/(decrease) ...........................         547           252          (9,263)      21,569      (10,605)     (4,328)
                                                       ======================        =====================      ====================


* Unaudited


                       See notes to financial statements                 Page 37

WEISS, PECK & GREER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
   The following are open-end management investment companies registered under the Investment Company Act of 1940 (the "Act"):
     WPG Tudor Fund ("Tudor")
     WPG Growth and Income Fund ("Growth and Income")
     WPG Growth Fund ("Growth")
     Weiss,  Peck & Greer  Funds Trust ("WPG Funds Trust")
          WPG Quantitative Equity Fund ("Quantitative Equity")
          WPG Government Securities Fund ("Government Securities")
          WPG Intermediate  Municipal Bond Fund ("Municipal  Bond")
          WPG Government Money Market Fund ("Government  Money  Market")
          WPG Tax Free Money Market Fund ("Tax Free Money Market")
     Weiss, Peck & Greer International Fund ("International")

   Each fund is diversified.

   Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies and other information.

PORTFOLIO VALUATION
   Common Stock - Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock
   Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

   Bonds - Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchange or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

   Money Market Securities - Investments are valued at amortized cost, which has been determined by the Funds' Board of Trustees to represent the fair value of the Funds' investments.

   Foreign Securities - Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

   Other Securities - Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME
   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

WEISS, PECK & GREER MUTUAL FUNDS

FEDERAL INCOME TAXES
   The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 1996, the following funds had capital loss carryforwards:

        (in thousands)
                                                       Year of Expiration
                                                       ------------------
Fund                                       2001       2002       2003       2004
----                                       ----       ----       ----       ----
Government Securities                       --       20,373     20,113     1,028
Municipal Bond                              --          134          8       --
Government Money Market                     --        2,015         --       --
Tax Free Money Market                       11          --           1         1


DISTRIBUTION TO SHAREHOLDERS
   Dividends from Net Investment Income - Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Growth, Quantitative Equity and International Funds and quarterly for Growth & Income. Dividends from net investment income are declared daily and paid monthly for Government Securities, Municipal Bond, Government Money Market and Tax Free Money Market.

   Distributions from Capital Gains - Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

   The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sales losses, options and futures, and post October losses.

ORGANIZATION EXPENSES
   Organizational and initial offering expenses of approximately $97,000 and $77,000 for the Quantitative Equity Fund and the Intermediate Municipal Bond Fund, respectively, were deferred and are being amortized on a straight-line basis over a sixty-month period.

REPURCHASE AGREEMENTS (TUDOR, GROWTH, GOVERNMENT SECURITIES,
 GOVERNMENT MONEY MARKET)
   It is each Fund's policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

FUTURES (TUDOR, GROWTH, QUANTITATIVE EQUITY, INTERNATIONAL, GOVERNMENT
  SECURITIES)
   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

WEISS, PECK & GREER MUTUAL FUNDS

OPTIONS  WRITING  (TUDOR,  GROWTH & INCOME, GROWTH, QUANTITATIVE EQUITY,
 INTERNATIONAL, GOVERNMENT SECURITIES)
   A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor and Growth which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

FOREIGN SECURITIES (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
   Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

FORWARD CURRENCY CONTRACTS (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
   A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

FOREIGN CURRENCY TRANSACTIONS (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
   The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing on the close of trading on the primary foreign market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

WEISS, PECK & GREER MUTUAL FUNDS

USE OF ESTIMATES
   Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2 - SECURITIES TRANSACTIONS
   For the six months ended June 30, 1997, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG"), the Funds' investment adviser or Hill Samuel Investment Management Limited ("HSIM"), the International Fund's sub-adviser, on such transactions were as follows:


                                 Proceeds      Cost of                     Commissions
                                of Securities  Securities   Total          Received by
                                  Sold         Purchased    Commissions    WPG or HSIM
                                 (000's)       (000's)      (000's)         (000's)
                                 -------       -------      -------         -------

Tudor                            $101,757     $ 87,092     $    110       $   45
Growth and Income                  33,096       35,072           60           43
Growth                             26,331       24,729           37           16
Quantitative Equity                57,398       45,282          110          109
International                       5,592        3,889           30            0
Government Securities             154,703      199,193            0            0
Municipal Bond                      2,103        7,454            0            0


OPTIONS WRITING ACTIVITY
For the six months ended June 30, 1997, the number of covered call options written, expired and closed and their related realized gain (loss) were as follows:

                                                                           GOVERNMENT
                                  TUDOR                GROWTH              SECURITIES
                                  -----                ------              ----------
($ in thousands)            Number               Number               Number
                              of      Premiums     of      Premiums   of          Premiums
                           Contracts  Received   Contracts Received   Contracts   Received
                           ---------  --------   ------------------   ---------   --------

Covered Call
Options Written
Contracts Outstanding
December 31, 1996               150   $   39         90     $   21           0      $    0
Contracts Written             5,324    4,238      1,726      1,312       8,000          23
                             ---------------      ----------------       -----------------
                              5,474    4,277      1,816      1,333           8          23
                             ---------------      ----------------       -----------------
Contracts Terminated
Expired                         967    1,183        620        422           0           0
Closed                        3,755    2,600        930        754           0           0
                             ---------------      ----------------       -----------------
Total Contracts terminated    4,722    3,783      1,550      1,176           0           0
                             ---------------      ----------------       -----------------
Contracts Outstanding at
June 30, 1997                   752   $  494        266     $  157       8,000      $   23
                              ==============      ================       =================
Cost of Total Contracts
   Terminated                         $4,472                $1,547                  $    0
                                      ------                ------                  ------
Realized Gain/(Loss)
   on Contracts                         (690)                 (371)                      0
                                      ------                ------                  ------
Aggregate value of collateral         $6,018                $1,913                 $13,488
                                      ------                ------                  ------


WEISS, PECK & GREER MUTUAL FUNDS

3 - INVESTMENTS IN RESTRICTED SECURITIES
Certain of the Funds may from time to time purchase restricted securities. The following are restricted securities and would require registration under the Securities Act of 1933 before they could be offered for public sale in the U.S. Each security is valued under a method approved by the Board of Trustees as reflecting fair value.

                                   Cost  Value Per Unit                  Total Market   Percentage of
                                   Per   at Acquisition  Value Per Unit  Value 6/30/97  Net Assets at
        Fund    Security           Unit      Date         at 6/30/97      (000's)         6/30/97
        ----    --------           ----      ----         ----------      -------         -------

        Tudor   Advanced Promotion
                  Technologies    $100.00    $73.76         $0.07            $1            0.00%
        Tudor   Quality
                  Semiconductor     85.00     79.26         92.12           704            0.41%
        Tudor   Thermoquest         15.00     14.84         14.49           724            0.42%
        Growth  Quality
                  Semiconductor     85.00     79.26         92.12           704            0.41%
        Growth  Thermoquest         15.00     14.84         14.49           724            0.42%


4 - SECURITIES LENDING (TUDOR, GROWTH, GOVERNMENT SECURITIES)
At June 30, 1997, securities valued at $21,124,310,  $10,307,454 and $29,107,270 were on loan to brokers by the Tudor Fund, Growth Fund and Government Fund, respectively. For collateral the Tudor Fund received a letter of credit in an amount equal to $22,000,000, the Growth Fund received U.S. Government Securities in the amount of $10,735,514 and the Government Fund received U.S. Government Securities in the amount of $29,540,450. During the six months ended June 30, 1997, the Tudor Fund, the Growth Fund and the Government Securities Fund earned approximately $19,602, $7,285 and $11,999 net of custodian expenses, respectively.

5 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
WPG serves as the Funds' investment adviser. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

        Tudor                    .90% of net assets up to $300 million
                                 .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

        Growth and Income        .75% of net assets

        Growth                   .75% of net assets

        Quantitative Equity      .75% of net assets

        International            .50% while net assets  under $15  million
                                 .85% while net assets $15 to $20  million
                                1.00%  while net assets in excess of $20 million

        Government Securities    .60% of net assets up to $300 million
                                 .55% of net assets $300 million to $500 million
                                 .50% of net assets in excess of $500 million

        Municipal Bond           .00% while net assets  under $17  million
                                 .50% while net assets in excess of $17 million

WEISS, PECK & GREER MUTUAL FUNDS

        Government Money Market  .50% of net assets up to $500 million
                &                .45% of net assets $500 million to $1 billion
        Tax Free Money  Market   .40% of net assets $1 billion to $1.5 billion
                                 .35% of net assets in excess of $1.5 billion


Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected Hill Samuel Investment Management Limited ("HSIM"), formerly Lloyds Investment Management Limited, as sub-adviser to the Fund. Pursuant to a sub-advisory agreement, HSIM has overall responsibility for the management of the International Fund's assets invested in non-US securities. Lloyds Investment Management Limited, the parent of HSIM, is a limited partner in the partnership of WPG.

Each Fund has entered into an Administration Agreement with WPG whereby WPG earns a fee based upon a percentage of average daily net assets. The terms of the Administration Agreement were changed effective May 1, 1997. For the period January 1, 1997 through April 30, 1997 the Administration fee schedule was as follows: Tudor 0.07%, Growth and Income 0.09%, Growth 0.02%, Quantitative Equity 0.02%, International 0.06% while assets exceed $25 million, Government Securities 0.03%, Intermediate Municipal Bond 0.12% while assets exceed $50 million, Government Money Market 0.06% and Tax Free 0.03%. On May 1, 1997 the Administration fees changed to the following: Tudor 0.05%, Growth and Income 0.06%, Growth 0.08%, Quantitative Equity 0.05%, International 0.00% while assets are below $25 million and 0.06% while assets exceed $25 million, Government Securities 0.05%, Intermediate Municipal Bond 0.00% while net assets are $50 million and below, and 0.12% while assets exceed $50 million, Government Money Market 0.04% and Tax Free 0.04%.

6 - DISTRIBUTION PLAN (GOVERNMENT SECURITIES)
The Trust has adopted a plan of Distribution (the "Plan") under Section 12 (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

For the six months, expenses incurred under the Plan were $221.

Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the Plan.

7 - CUSTODIAN FEES
Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the six months ended June 30, 1997, the Funds' custodian fee and related offset were as follows:

                                          Custodian     Offset
                                            Fee         Credit
                                            ---         ------
        Tudor                              $36,947     $ 1,435
        Growth and Income                    9,605         660
        Growth                              19,019         895
        Quantitative Equity                 12,641       1,577
        International                       12,830         870
        Government Securities               11,355         717
        Intermediate Municipal Bond          2,002         602
        Government Money Market              9,701       3,522
        Tax Free Money Market               11,922       3,901

WEISS, PECK & GREER MUTUAL FUNDS

The Funds could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

8 - RECLASSIFICATION OF CAPITAL ACCOUNTS
In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change. At December 31, 1996 the amounts reclassified were as follows:


                           Undistributed   Undistributed   Additional
                           Net Investment  Net Realized    Paid-in
                              Income          Gains         Surplus
                              (000's)        (000's)        (000's)
                              -------        -------        -------

Tudor                             87          (21)           (66)
Growth and Income               (104)         146            (36)
Growth                          (366)         412            (46)
Quantitative Equity              (92)          53             39
International                    (55)          55              0
Government Securities            (51)          43              8
Intermediate Municipal Bond      (27)           0             27
Government Money Market            2       (1,737)         1,735

WEISS, PECK & GREER MUTUAL FUNDS
           (for the years ended December 31 except for 1997 which is for FINANCIAL HIGHLIGHTS the six months ended June 30, 1997 and as indicated in the footnotes)



                                   $ PER SHARE

                             Net      Total
                           Realized   Income
          Net       Net      and      From   Dividends Distri-
          Asset    Invest- Unrealized Invest-  From    butions
         Value at   ment   Gains or   ment     Net     From     Total   Contri-
        Beginning  Income (Losses) on Opera- Investment Capital Distri- butions to
        of Period  (Loss)  Securities tions  Income    Gains    butions Capital
        ---------  ------  ----------------  ------    -----    ---------------

TUDOR
1997       23.28   (0.07)    0.30      0.23    0.00     0.00     0.00      0.00
1996       22.95   (0.14)    4.41      4.27    0.00    (3.94)   (3.94)     0.00
1995       19.34   (0.10)    8.03      7.93    0.00    (4.32)   (4.32)     0.00
1994       23.40   (0.13)   (2.14)    (2.27)   0.00    (1.79)   (1.79)     0.00
1993       24.85   (0.22)    3.51      3.29    0.00    (4.74)   (4.74)     0.00
1992       24.76   (0.16)    1.40      1.24    0.00    (1.15)   (1.15)     0.00

GROWTH AND INCOME FUND
1997       29.32    0.14     6.07      6.21   (0.19)    0.00    (0.19)     0.00
1996       26.02    0.24     6.10      6.34   (0.39)   (2.66)   (3.05)     0.00
1995       21.36    0.51     6.44      6.95   (0.53)   (1.76)   (2.29)     0.00
1994       23.34    0.56    (1.83)    (1.27)  (0.62)   (0.09)   (0.71)     0.00
1993       23.89    0.56     1.71      2.27   (0.89)   (1.93)   (2.82)     0.00
1992       24.07    0.45     2.82      3.27   (0.43)   (3.02)   (3.45)     0.00

GROWTH
1997      118.47    0.02     1.51      1.53    0.00     0.00     0.00      0.00
1996      125.17   (0.76)   22.90     22.14    0.00   (28.84)  (28.84)     0.00
1995       94.45   (0.22)   37.70     37.48    0.00    (6.76)   (6.76)     0.00
1994      116.62   (0.29)  (15.96)    (5.92)  (5.92)     0.00   (5.92)    (5.92)
1993      126.68   (0.78)   19.42     18.64    0.00   (28.70)  (28.70)     0.00
1992      132.06   (0.47)    8.24      7.77   (0.02)  (13.13)  (13.15)     0.00

QUANTITATIVE EQUITY FUND
1997        5.89    0.03     0.92      0.95    0.00     0.00     0.00      0.00
1996        6.85    0.16     1.13      1.29   (0.15)   (2.10)   (2.25)     0.00
1995        5.44    0.13     1.70      1.83   (0.12)   (0.30)   (0.42)     0.00
1994        5.58    0.13    (0.11)     0.02   (0.11)   (0.05)   (0.16)     0.00
1993        5.00    0.08     0.62      0.70   (0.08)   (0.04)   (0.12)     0.00

INTERNATIONAL
1997       10.29   0.01      1.02      1.03    0.00     0.00     0.00      0.00
1996       11.01  (0.07)     0.57      0.50   (0.04)   (1.18)   (1.22)     0.00
1995       10.93   0.04      1.15      1.19   (0.15)   (0.96)   (1.11)     0.00
1994       11.72   0.01     (0.75)    (0.74)   0.00    (0.05)   (0.05)     0.00
1993        8.54  (0.02)     3.20      3.18    0.00     0.00     0.00      0.00
1992        9.04   0.07     (0.57)    (0.50)   0.00     0.00     0.00      0.00




                                                  RATIOS



          Net                     Net                                             Average
         Asset                  Assets at     Ratio of     Ratio of               Commiss-
        Value at                 End of       Expenses     Net Income  Portfolio    ion
         End of          Total   Period       To Average   To Average  Turnover     per
         Period         Return  ($000's)      Net Assets   Net Assets   Rate       Share
         ------         ------  --------      ----------   ----------   ----       -----

TUDOR
1997       23.51         0.99%  172,822         1.25%A    (0.58%)A      51.7%   $0.0580
1996       23.28        18.82%  181,369         1.25%     (0.57%)      105.4%    0.0580
1995       22.95        41.18%  165,534         1.30%     (0.47%)      123.1%     N/A
1994       19.34        (9.81%) 144,207         1.28%     (0.62%)      109.1%     N/A
1993       23.40        13.38%  242,067         1.25%     (0.76%)      118.2%     N/A
1992       24.85         5.13%  273,394         1.21%     (0.71%)       88.8%     N/A



GROWTH AND INCOME FUND
1997       35.34        21.33%  102,293         1.06%A     1.08         37.6%   $0.0650
1996       29.32        24.42%   82,937         1.15%      1.50%        75.8%    0.0620
1995       26.02        32.73%   67,357         1.22%      2.10%        79.4%     N/A
1994       21.36        (5.47%)  61,045         1.23%      2.49%        71.9%     N/A
1993       23.34         9.53%   62,714         1.26%      2.15%        86.4%     N/A
1992       23.89        13.80%   49,304         1.34%      1.79%        75.5%     N/A


GROWTH
1997      120.00         1.29%   68,211         1.09%A    (0.01%)A      41.0%  $0.0660
1996      118.47        17.99%   62,839         1.08%     (0.07%)      122.4%   0.0640
1995      125.17        39.72%   60,453         1.07%     (0.21%)      119.0%     N/A
1994       94.45       (14.03%)  87,942         0.95%     (0.27%)       99.3%     N/A
1993      116.62        14.87%  169,302         0.98%     (0.54%)      126.6%     N/A
1992      126.68         6.27%  208,384         0.95%     (0.57%)       84.3%     N/A


QUANTITATIVE EQUITY FUND
1997        6.84        16.13%  107,607         1.05%A     1.12%A       44.5%  $ 0.0490
1996        5.89        18.51%  102,450         0.95%      1.52%        60.8%    0.0340
1995        6.85        33.37%  133,201         1.00%      2.00%        26.1%     N/A
1994        5.44         0.34%   73,484         1.14%      2.36%        46.8%     N/A
1993        5.58        13.90%   46,921         1.32%      2.01%        20.6%     N/A


INTERNATIONAL
1997       11.32        10.01%   13,268         1.95%A     0.18%A       31.1%  $0.0000
1996       10.29         4.64%   13,161         1.71%      0.31%        85.2%   0.0190
1995       11.01        10.92%   14,194         1.74%      0.39%        55.9%    N/A
1994       10.93        (6.32%)  17,102         1.95%      0.12%        69.8%    N/A
1993       11.72        37.24%   15,996         2.12%     (0.13%)       75.9%    N/A
1992        8.54        (5.53%)   8,311         2.28%      0.71%        96.8%    N/A



                       See notes to financial statements
Page 45

WEISS, PECK & GREER MUTUAL FUNDS
           (for the years ended December 31 except for 1997 which is for FINANCIAL HIGHLIGHTS the six months ended June 30, 1997 and as indicated in the footnotes)



                                   $ PER SHARE

                             Net      Total
                           Realized   Income
          Net       Net      and      From   Dividends Distri-
          Asset    Invest- Unrealized Invest-  From    butions
         Value at   ment   Gains or   ment     Net     From     Total   Contri-
        Beginning  Income (Losses) on Opera- Investment Capital Distri- butions to
        of Period  (Loss)  Securities tions  Income    Gains    butions Capital
        ---------  ------  ----------------  ------    -----    ---------------




GOVERNMENT SECURITIES
1997       9.19    0.26     (0.02)    0.24   (0.26)     0.00    (0.26)   0.00
1996       9.38    0.64     (0.29)    0.35   (0.54)     0.00    (0.54)   0.00
1995       8.83    0.60      0.54     1.14   (0.59)     0.00    (0.59)   0.00
1994      10.37    0.68     (1.56)   (0.88)  (0.64)    (0.02)   (0.66)   0.00
1993      10.38    0.79      0.14     0.93   (0.79)    (0.15)   (0.94)   0.00
1992      10.54    0.70      0.01     0.71   (0.70)    (0.17)   (0.87)   0.00

INTERMEDIATE MUNICIPAL BOND
1997      10.14    0.23      0.06     0.29   (0.23)     0.00    (0.23)   0.00
1996      10.20    0.48     (0.06)    0.42   (0.48)     0.00    (0.48)   0.00
1995       9.51    0.44      0.69     1.13   (0.44)     0.00    (0.44)   0.00
1994      10.15    0.41     (0.64)   (0.23)  (0.41)     0.00    (0.41)   0.00
1993      10.00    0.19      0.15     0.34   (0.19)     0.00    (0.19)   0.00

GOVERNMENT MONEY MARKET
1997       1.00    0.02      0.00     0.02   (0.02)     0.00    (0.02)   0.00
1996       1.00    0.04      0.00     0.04   (0.04)     0.00    (0.04)   0.00
1995       1.00    0.05      0.00     0.05   (0.05)     0.00    (0.05)   0.00
1994       1.00    0.04     (0.01)    0.03   (0.04)     0.00    (0.04)   0.01
1993       1.00    0.03      0.00     0.03   (0.03)     0.00    (0.03)   0.00
1992       1.00    0.03      0.00     0.03   (0.03)     0.00    (0.03)   0.00

TAX FREE MONEY MARKET
1997       1.00    0.02      0.00     0.02   (0.02)     0.00    (0.02)   0.00
1996       1.00    0.03      0.00     0.03   (0.03)     0.00    (0.03)   0.00
1995       1.00    0.04      0.00     0.04   (0.04)     0.00    (0.04)   0.00
1994       1.00    0.03      0.00     0.03   (0.03)     0.00    (0.03)   0.00
1993       1.00    0.02      0.00     0.02   (0.02)     0.00    (0.02)   0.00
1992       1.00    0.03      0.00     0.03   (0.03)     0.00    (0.03)   0.00




                                                  RATIOS



          Net               Net                                             Average
         Asset            Assets at    Ratio of     Ratio of               Commiss-
        Value at           End of      Expenses     Net Income  Portfolio    ion
         End of   Total   Period      To Average   To Average   Turnover     per
         Period   Return  ($000's)     Net Assets   Net Assets   Rate       Share
         ------   ------  --------     ----------   ----------   ----       -----


GOVERNMENT SECURITIES
1997       9.17    2.60%  118,092      0.86%A          5.66%A     155.0%     N/A
1996       9.19    3.85%  120,804      0.81%           5.87%      329.9%     N/A
1995       9.38   13.25%  171,578      0.82%           6.52%      375.0%     N/A
1994       8.83   (8.70%) 216,364      0.80%           7.18%      115.9%     N/A
1993      10.37    8.96%  334,904      0.81%           7.43%       97.5%     N/A
1992      10.38    7.90%  263,407      0.78%           7.36%      137.2%     N/A


INTERMEDIATE MUNICIPAL BOND
1997      10.20    2.92%   20,870      0.85%A          4.61%A      11.9%     N/A
1996      10.14    4.20%   15,214      0.85%           4.72%       44.4%     N/A
1995      10.20   12.05%   12,730      0.85%           4.38%       51.2%     N/A
1994       9.51   (2.29%)  14,005      0.85%           4.20%       30.9%     N/A
1993      10.15    3.48%   12,334      0.84%A          3.86%A      17.0%A    N/A


GOVERNMENT MONEY MARKET
1997       1.00    2.30%  143,523      0.83%A          4.60%A       N/A      N/A
1996       1.00    4.56%  152,786      0.83%           4.48%        N/A      N/A
1995       1.00    5.16%  131,210      0.82%           5.06%        N/A      N/A
1994       1.00    3.58%  188,197      0.80%           3.54%        N/A      N/A
1993       1.00    2.80%  140,926      0.81%           2.75%        N/A      N/A
1992       1.00    2.95%  103,109      0.92%           2.92%        N/A      N/A


TAX FREE MONEY MARKET
1997       1.00    1.58%  106,795      0.74%A          3.11%A       N/A      N/A
1996       1.00    3.14%  117,423      0.72%           3.10%        N/A      N/A
1995       1.00    3.63%  121,754      0.76%           3.56%        N/A      N/A
1994       1.00    2.61%  152,501      0.73%           2.59%        N/A      N/A
1993       1.00    2.32%  136,889      0.74%           2.29%        N/A      N/A
1992       1.00    2.95%  125,622      0.76%           2.92%        N/A      N/A




                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - (UNAUDITED)


     The Advisor agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the net investment income/(loss) per share, ratio of expenses to average net assets and ratio of net income to average net assets would have been:


                                               Ratio of
                               Ratio of          Net
                               Expenses         Income
                               to Average      to Average
                               Net Assets      Net Assets
                               ----------      ----------

        GROWTH
                1995            1.08%           (0.21%)
        QUANTITATIVE EQUITY
                1993            1.41%            1.92%
        INTERNATIONAL
                1997**          1.97%A           0.16%A
                1996            1.76%            0.26%
                1995            1.76%            0.39%
                1994            2.35%           (0.28%)
                1993            2.89%           (0.64%)
                1992            3.23%           (0.24%)
        INTERMEDIATE MUNICIPAL BOND
                1997**          1.17%A          4.29%A
                1996            1.01%           4.56%
                1995            0.97%           4.25%
                1994            1.45%           3.60%
                1993*           2.00%A          2.70%A

     For all periods  shown above,  the Tudor,  Growth and Income,  Quantitative
     Equity,  Government  Securities,  Intermediate  Municipal Bond,  Government
     Money Market and Tax Free Money Market Funds custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. For the Growth Fund the custody fee earnings credit had an effect of less than 0.01% on the above ratios for 1996 and 1997.

Notes:
*     From July 1, 1993 (commencement of operations) to December 31, 1993
**    For the six months ended June 30, 1997
A     Annualized






                       See notes to financial statements              Page 47

                              WEISS, PECK & GREER

                                  MUTUAL FUNDS

                     ONE NEW YORK PLAZA, NEW YORK, NY 10004

INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.            William B. Ross
Lawrence J. Israel                  Harvey E. Sampson
Graham E. Jones                     Robert A. Straniere
Paul Meek


OFFICERS

ROGER J. WEISS
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund

MELVILLE STRAUS
  President and Trustee - WPG Tudor Fund,
  Trustee - WPG Growth Fund,
  Executive Vice President and Trustee -
  WPG Growth and Income Fund

JAY C. NADEL
  Executive Vice President and Secretary - all funds

FRANCIS H. POWERS
  Executive Vice President and Treasurer - all funds

JOSEPH J. REARDON
  Vice President - all funds

JOSEPH PARASCONDOLA
  Assistant Vice President - all funds

A. ROY KNUTSEN
  President - WPG Growth and Income Fund

DANIEL S. VANDIVORT
  President - WPG Funds Trust

DANIEL CARDELL
  Vice President - WPG Quantitative Equity Fund

ARTHUR L. SCHWARZ
  Vice President - WPG Intermediate Municipal  Bond Fund

JANET A. FIORENZA
 Vice President - WPG Tax Free Money Market Fund

S. BLAKE MILLER
  Vice President - WPG Intermediate Municipal Bond Fund

INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
4400 Computer Drive
Westboro, MA 01581-5120

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109



This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.